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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3373

SEGALL BRYANT & HAMILL TRUST
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Derek W. Smith, Secretary
Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 869-4262

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Segall Bryant & Hamill Small Cap Value Fund
(Ticker Symbol: Retail - SBRVX; Institutional - SBHVX)

Segall Bryant & Hamill Small Cap Value Dividend Fund
(Ticker Symbol: Retail - WTSVX; Institutional - WISVX)

Segall Bryant & Hamill Small Cap Growth Fund
(Ticker Symbol: Retail - WTSGX; Institutional - WISGX)

Segall Bryant & Hamill Small Cap Core Fund
(Ticker Symbol: Retail - SBHCX; Institutional - SBASX)

Segall Bryant & Hamill Mid Cap Value Dividend Fund
(Ticker Symbol: Retail - WTMCX; Institutional - WIMCX)

Segall Bryant & Hamill All Cap Fund
(Ticker Symbol: Retail - SBRAX; Institutional - SBHAX)

Segall Bryant & Hamill Emerging Markets Fund
(Ticker Symbol: Retail - SBHEX; Institutional - SBEMX)

Segall Bryant & Hamill International Small Cap Fund
(Ticker Symbol: Retail - SBHSX; Institutional - SBSIX)

Segall Bryant & Hamill Fundamental International Small Cap Fund
(Ticker Symbol: Retail - WTIFX; Institutional - WIIFX)

Segall Bryant & Hamill Global Large Cap Fund
(Ticker Symbol: Retail - WTMVX; Institutional - WIMVX)

Segall Bryant & Hamill Workplace Equality Fund
(Ticker Symbol: Retail - WEQRX; Institutional - WEQIX)

Segall Bryant & Hamill Short Term Plus Fund
(Ticker Symbol: Retail - SBHPX; Institutional - SBAPX)

Segall Bryant & Hamill Plus Bond Fund
(Ticker Symbol: Retail - WTIBX; Institutional - WIIBX)

Segall Bryant & Hamill Quality High Yield Fund
(Ticker Symbol: Retail - WTLTX; Institutional - WILTX)

Segall Bryant & Hamill Municipal Opportunities Fund
(Ticker Symbol: Retail - WTTAX; Institutional - WITAX)

Segall Bryant & Hamill Colorado Tax Free Fund
(Ticker Symbol: Retail - WTCOX; Institutional - WICOX)

SEMI-ANNUAL REPORT
June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.sbhfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Table of Contents

Shareholder Letter	1
Fund Overviews
Segall Bryant & Hamill Small Cap Value Fund	2
Segall Bryant & Hamill Small Cap Value Dividend Fund	4
Segall Bryant & Hamill Small Cap Growth Fund	6
Segall Bryant & Hamill Small Cap Core Fund	8
Segall Bryant & Hamill Mid Cap Value Dividend Fund	10
Segall Bryant & Hamill All Cap Fund	12
Segall Bryant & Hamill Emerging Markets Fund	14
Segall Bryant & Hamill International Small Cap Fund	16
Segall Bryant & Hamill Fundamental International Small Cap Fund	18
Segall Bryant & Hamill Global Large Cap Fund	20
Segall Bryant & Hamill Workplace Equality Fund	22
Segall Bryant & Hamill Short Term Plus Fund	24
Segall Bryant & Hamill Plus Bond Fund	26
Segall Bryant & Hamill Quality High Yield Fund	28
Segall Bryant & Hamill Municipal Opportunities Fund	30
Segall Bryant & Hamill Colorado Tax Free Fund	32
Fund Expenses	34
Important Disclosures	38
FINANCIAL STATEMENTS	41
Statements of Investments	41
Statements of Assets and Liabilities	101
Statements of Operations	105
Statements of Changes in Net Assets	109
Financial Highlights	115
Notes to Financial Statements	147
Change in Independent Auditor	164
Liquidity Risk Management Program	165

Semi-Annual Report | June 30, 2020 |

Intentionally Left Blank

Segall Bryant & Hamill Funds	Shareholder Letter
June 30, 2020 (Unaudited)

Dear Fellow Shareholders,

It is hard to overstate what a wild ride the first half of 2020 has been for both the economy and the financial markets. There is no precedent in modern times for the disruption and dislocation that has swept the globe in the wake of the COVID-19 pandemic. In a matter of months, patterns of daily life for individuals, families, schools, businesses, and society at large changed dramatically, impacting the lives of almost every person on the planet. Even saying that the U.S. economy fell into a recession—declining at an annual rate of 5.0% in the first quarter and 32.9% in the second quarter and ending the longest running expansion in the country’s history—does not begin to capture the economic pain and turmoil caused by the pandemic. Nor does saying that the unemployment rate rose as high as 14.7% in April before starting to improve in May and June or that the stock market hit a bull market high and a bear market low—all in the same month—before beginning to recover in the second quarter.

Despite these significant challenges, we are pleased to report that throughout the first half of the year, most of the funds in our trust helped protect our shareholders’ capital in the first quarter while allowing them to participate strongly in the dramatic market recovery in the second quarter. Our funds with a value-oriented investment approach continued to struggle as the strong momentum in growth stocks continued unabated through both of the first two quarters. The return gap between growth and value has widened even further during this period. Overall though, we are pleased with the performance of the SBH funds during this dramatic period. This performance is consistent with what we have told our fund shareholders over the years. Our investment process is designed to help our funds weather market “storms” better than their benchmarks through our disciplined approach to investing: our focus on bottom-up research; our focus on the investment merits of each stock or bond that we buy or continue to hold (or sell); and our emphasis on understanding the risks and potential upside of every holding. Yet, it is one thing to have a well-defined philosophy and approach, but another thing altogether to maintain that discipline in the face of such unprecedented circumstances.

As we begin the second half of the year, we have been asked (and ask ourselves), what do we think a recovery will look like? We tell clients that to form an opinion about an economic upturn or prospects for either the stock market or the bond market, we need to have some notion of when herd immunity will be achieved. Herd immunity, which is a way of saying that a sufficiently large proportion of the population is not susceptible to a virus, is thought to be achieved around 60% of the population. It can be acquired in one of three ways: (1) someone is naturally immune to the virus, (2) one contracts the disease and recovers, building antibodies into the process, or (3) a person is vaccinated, which also creates antibodies to allow the body to fight an invader. Knowing when a safe and effective vaccine is broadly available, therefore, is the key, and while we can hope, this is not an event given to economic or financial analysis.

What we can do, however, is to maintain our discipline and intensify our research efforts, as opportunities often arise in market dislocations of this magnitude. We will seek to identify stocks and bonds that may have risen too high or have been sold down so low as to be attractive under the worst of cases. Our analysts and portfolio managers are energized by this opportunity. For all the accolades placed on passive strategies over the last 10 years, it is times like these when accomplished active management can create real value for investors.

Mary K. Anstine Chairman	Philip L. Hildebrandt, CFA President

The views of the author and information discussed in the shareholder letter and the manager commentaries are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter or the manager commentaries. The subject matter contained in this letter and the manager commentaries has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Segall Bryant & Hamill, Segall Bryant & Hamill Funds, nor any Segall Bryant & Hamill Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

Semi-Annual Report | June 30, 2020 |	1

Segall Bryant & Hamill Small Cap Value Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

Investing primarily in equity securities of small-capitalization companies.

Fund Management

Mark T. Dickherber, CFA, CPA Portfolio Manager
Shaun P. Nicholson Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (SBRVX)	(18.49)%	(12.60)%	2.01%	3.56%	—	5.36%	12/9/19
Institutional Class (SBHVX)	(18.49)%	(12.54)%	2.13%	3.69%	—	5.51%	7/31/13
Russell 2000® Value Index	(23.50)%	(17.48)%	(4.35)%	1.26%	—	3.10%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.24%, Net: 1.14%
Institutional Class Annual Expense Ratio (per the current prospectus) – Gross: 1.10%, Net: 0.99%

Sector Allocation (as of 6/30/20)

Information Technology	17.4%
Industrials	17.0%
Financials	13.2%
Health Care	11.1%
Materials	7.3%
Real Estate	7.1%
Consumer Staples	7.0%
Consumer Discretionary	4.8%
Utilities	3.8%
Energy	3.3%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/20)

Regal Beloit Corp.	5.3%
Equity Commonwealth	4.8%
NCR Corp.	4.7%
Hain Celestial Group, Inc. (The)	4.4%
Orthofix Medical, Inc.	4.2%
Progress Software Corp.	3.8%
FARO Technologies, Inc.	3.2%
Magellan Health, Inc.	2.6%
SPX Corp.	2.5%
TreeHouse Foods, Inc.	2.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least December 31, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

2	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

During the last six months, COVID-19 upended the markets. While the global economy continues to rebound, uncertainty and volatility remain a constant. For the 6-month period ending June 30, 2020, the Segall Bryant & Hamill Small Cap Value Fund (the “Fund”) returned -18.49% (Retail Class) versus -23.50% for the Russell 2000® Value Index.

Contributors to Return

During the period, Consumer Staples, Industrials, and Financials were the largest contributors to relative performance. Hain Celestial (HAIN) was a top contributor given improved results and tailwinds from stay-at-home benefits alongside the material changes the new team has made in order to improve returns and capital allocation. Papa John’s International (PZZA) was also a top contributor during the period. The company benefited from the new management team focusing on materially better new product offerings and improved efficiencies alongside the benefit of stay-at-home behaviors due to the virus.

Detractors from Return

From a sector perspective, Information Technology, Energy, and Consumer Discretionary detracted from relative performance. Within Information Technology, NCR Corporation (NCR) was a top detractor as investors seemed concerned the overall exposure to restaurants and retail, though small, could be a larger risk if the economy shuts down again. Within Health Care, the largest detractor was Orthofix Medical (OFIX). This was due to the risk of elective surgeries continuing to be postponed or stopped if hospitals have to deal with COVID-19 patients. Over the long term, we remain very optimistic in OFIX under its new leadership team.

Outlook and Positioning

What a year it has been. It has been by far the most challenging investing environment of our careers, including 2008’s tumultuous environment. After preserving capital in the first quarter of 2020, we were able to keep up with the markets sufficiently all things considered in the second quarter, despite a strong rally from the March lows with high volatility interspersed. We believe that the second half of 2020 will likely be equally volatile as vaccine hopes and monetary exuberance are balanced with the risks of elections, fiscal support, and more insolvencies than the limited number we have witnessed thus far. Managing the volatility via our Return on Invested Capital (ROIC) approach, coupled with risk mitigation, is what we do in all environments in an attempt to be on the right side of expectations.

We think the remainder of the year is likely to prove at least as challenging, if not more so, as the first six months. In fact, we think much of the decade is going to be ever more volatile and in need of prudent risk managers balancing scenarios and return opportunities versus a simple “stocks just go up” approach due to the zombie-filled landscape (“zombie” companies are those with low or negative ROIC, significant debt, and/or requiring bailouts). Our hope is that capitalism is allowed to thrive, and bad capital allocators are punished if historical decisions have been too risky and return destructive. We are very grateful for your trust in us to navigate these difficult times; we know trusting in active management has been no easy task the last decade.

Stock Performance (for the six months ended 6/30/20)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Hain Celestial Group, Inc.	4.76%	1.50%	IBERIABANK Corp.	1.00%	-1.11%
Papa John’s International, Inc.	1.15	0.50	Orthofix Medical, Inc.	4.33	-1.22
Progress Software Corp.	3.46	0.44	Jack in the Box Inc.	2.08	-1.33
Astec Industries, Inc.	1.32	0.43	WPX Energy, Inc.	1.46	-1.58
Chembio Diagnostics, Inc.	0.33	0.38	NCR Corp.	4.47	-2.60

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2020 |	3

Segall Bryant & Hamill Small Cap Value Dividend Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

Investing primarily in small, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Ralph M. Segall, CFA, CIC Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSVX)	(25.36)%	(23.83)%	(9.29)%	(2.17)%	5.53%	3.79%	12/13/04
Institutional Class (WISVX)	(25.36)%	(23.72)%	(9.15)%	(2.01)%	5.69%	3.91%	9/28/07
Russell 2000® Value Index	(23.50)%	(17.48)%	(4.35)%	1.26%	7.82%	4.99%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.33%, Net: 1.14%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.17%, Net: 0.99%

Sector Allocation (as of 6/30/20)

Financials	24.3%
Industrials	13.7%
Real Estate	12.4%
Information Technology	11.6%
Utilities	8.1%
Materials	7.3%
Consumer Discretionary	6.7%
Health Care	5.1%
Energy	3.7%
Consumer Staples	3.2%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/20)

InterDigital, Inc.	2.7%
Crane Co.	2.6%
Black Hills Corp.	2.5%
STAG Industrial, Inc.	2.5%
Physicians Realty Trust	2.4%
Atlantica Sustainable Infrastructure PLC	2.4%
EVERTEC, Inc.	2.2%
TTEC Holdings, Inc.	2.2%
EnerSys	2.2%
Ensign Group, Inc. (The)	2.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

4	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Dividend Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

To say that 2020 has been an unimaginable year would be a gross understatement. The first quarter was one of the worst quarters on record, ending the longest bull market in history. The violent sell-off was a consequence of the COVID-19 virus becoming a global pandemic, resulting in the near shutdown of the domestic (and global) economy. In the second quarter, we witnessed a dramatic recovery in the markets, despite the fact that we are still in the midst of the pandemic and it is likely we will see adverse economic impacts well into the future.

The Segall Bryant & Hamill Small Cap Value Dividend Fund (the “Fund”) contracted -25.36% (Retail Class) for the year-to-date period through June 30, 2020, trailing the -23.50% return of the Russell 2000® Value Index. Dividend-paying stocks, which have historically offered downside protection during market turmoil, underperformed due to the real or perceived cash flow impact on many businesses.

Contributors to Return

Sectors that contributed most to relative performance year-to-date were Information Technology (driven by selection), Real Estate (driven by allocation), and Utilities (driven by selection).

Information Technology holding, TTEC Holdings, Inc. (TTEC), was another top performer related to their ability to implement at-home and other virtual technologies necessary to maintain client business continuity related to work from home. QTS Realty Trust (QTS), a data center REIT, was another top contributor year to date. With healthy trends, solid backlog, and ample funding available for growth, we remain constructive on the stock.

Detractors from Return

Sectors that detracted the most from the Fund’s performance year-to-date were Energy (driven by allocation), Consumer Discretionary (driven by selection), and Consumer Staples (driven by allocation).

On an individual stock basis, Energy holding Enerplus Corporation (ERF), an oil and gas exploration and production (E&P) company, underperformed its peers. Solvency of many E&P energy companies began to be questioned. Financials holding Redwood Trust, Inc. (RWT), an originator and distributor of high quality, non-standard mortgages, was another top detractor. While we expected the quality of their underwriting and relatively conservative balance sheet management to support them through the economic slowdown, significant and rapid disruptions in the fixed income funding markets resulted in the sudden and unexpected forced selling of assets and we exited the position.

As was announced on July 23, 2020, the Fund’s Board of Trustees voted to merge the Segall Bryant & Hamill Small Cap Value Dividend Fund into the Segall Bryant & Hamill Small Cap Value Fund on or about September 25, 2020. Please see the Manager Commentary for the Segall Bryant & Hamill Small Cap Value Fund in this report for details about that fund. Please see the supplement to the Fund’s prospectus for complete details.

Stock Performance (for the six months ended 6/30/20)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Pan American Silver Corp.	0.69%	1.04%	OUTFRONT Media Inc.	1.69%	-1.31%
TTEC Holdings, Inc.	2.15	0.71	Allegiant Travel Co.	0.86	-1.33
NIC Inc.	0.31	0.55	Enerplus Corp.	1.29	-1.79
QTS Realty Trust, Inc.	2.18	0.49	PBF Energy, Inc.	0.71	-1.96
Brooks Automation, Inc.	0.56	0.43	Redwood Trust, Inc.	1.09	-2.79

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2020 |	5

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSGX)	8.05%	13.08%	15.91%	12.08%	—	10.92%	12/20/13
Institutional Class (WISGX)	8.10%	13.29%	16.11%	12.30%	—	11.21%	12/20/13
Russell 2000® Growth Index	(3.06)%	3.48%	7.86%	6.86%	—	7.74%

Retail Class Annual Expense Ratio (per the current prospectus) — Total: 1.12%
Institutional Class Annual Expense Ratio (per the current prospectus) — Total: 0.98%

Sector Allocation (as of 6/30/20)

Health Care	25.1%
Information Technology	21.6%
Industrials	17.5%
Consumer Discretionary	12.2%
Financials	10.6%
Real Estate	3.5%
Materials	3.1%
Communication Services	2.4%
Consumer Staples	0.5%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/20)

Goosehead Insurance, Inc.	2.9%
Globant S.A.	2.7%
Amedisys, Inc.	2.4%
Generac Holdings, Inc.	2.3%
Bright Horizons Family Solutions, Inc.	2.2%
Envestnet, Inc.	2.0%
QTS Realty Trust, Inc.	2.0%
Inphi Corp.	2.0%
Churchill Downs, Inc.	2.0%
Silicon Laboratories, Inc.	1.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

6	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

The longest economic expansion on record came to a sudden, tragic halt with the spread of the COVID-19 virus in the first quarter of 2020. As the global economy hit the stop button, market participants rushed to safety causing a significant headwind to small cap equities with the Russell 2000® Growth Index falling approximately 40% in less than one month’s time. However, the second quarter saw a dramatic snapback rally that left the Russell 2000 Growth Index down just 3.06% year-to-date. Despite the economy entering a severe recession, market participants looked optimistically to the future. While the prospect of vaccination or treatment innovations likely has created some tailwind, the equity markets certainly were emboldened by the Federal Reserve’s supportive actions.

For the first half of 2020, the Segall Bryant & Hamill Small Cap Growth Fund (the “Fund”) returned 8.05% (Retail Class) versus -3.06% for the Russell 2000® Growth Index, outperforming in both quarters.

Contributors to Return

The three sectors that contributed most to the Fund’s performance relative to its benchmark in the period were Information Technology, Industrials, and Consumer Discretionary, primarily driven by selection. Teladoc Health, Inc. (TDOC), a leader in virtual health care delivery, was the portfolio’s best performing stock. The COVID-19 pandemic is driving awareness of the benefits of virtual care that has accelerated demand across its customer base. Everbridge, Inc. (EVBG), a provider of critical events management software, also significantly outperformed in the first half of 2020 as the company saw robust interest in its broad suite of public and employee safety solutions. Independent insurance agency Goosehead Insurance, Inc. (GSHD) was also a top contributor given the company delivered peer leading growth in premiums written as its unique business model of separating sales and service continues to drive market share gains.

Detractors from Return

The three sectors that detracted most from the Fund’s performance relative to its benchmark in the period were Materials, Health Care, and Energy. Selection was negative in both Materials and Energy, however, the portfolio’s underweight allocation in Health Care hurt the portfolio given the strength in the sector. The portfolio’s worst-performing stock in the period was Hexcel Corp. (HXL), a carbon fiber provider to the aerospace and defense markets. Key customers have cut production plans given the sharp slowdown in travel demand and potential credit issues with certain airlines. Despite near-term headwinds, we believe the long-term growth outlook for the company remains robust given its strong competitive positioning. Another significant detractor was OneSpaWorld Holdings Ltd. (OSW), a leading provider of wellness services onboard cruise ships. Cruise cancellations have put extreme pressure on the company, and we exited the position during the period given we would expect a long road ahead for a recovery. Huron Consulting (HURN), a global consultancy firm that collaborates with clients to drive strategic growth, ignite innovation and navigate constant change, was also an underperformer as its two primary end markets, hospitals and education, were severely disrupted due to COVID-19. We believe the company remains well positioned to generate strong results as the pandemic disruption subsides.

Outlook and Positioning

As of the end of the first half of 2020, the Fund’s portfolio was overweight primarily in the Financials and Industrials sectors and underweight primarily in the Health Care and Consumer Staples sectors. The resilience of the fundamentals at the majority of the Fund’s portfolio companies during the first half of the year has been impressive given the backdrop. We believe that the pandemic has accelerated many of the trends that were already in place, in effect, making the stronger companies even better competitively positioned to grow in the future. Our focus on high quality, fundamentally stable growth companies has been rewarded, not just in protecting in the downside of the first quarter drawdown but also in the recovery rally of the second quarter.

Stock Performance (for the six months ended 6/30/20)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Teladoc Health, Inc.	1.26%	1.86%	Meridian Bancorp Inc.	0.59%	-0.82%
Live Nation Entertainment, Inc.	0.45	1.33	OneSpaWorld Holdings Ltd.	0.21	-0.85
Everbridge, Inc.	1.58	1.25	Ingevity Corp.	1.26	-0.88
Goosehead Insurance, Inc.	2.35	1.23	Huron Consulting Group Inc.	1.51	-0.92
Ollie’s Bargain Outlet Holdings Inc.	1.66	1.10	Hexcel Corp.	1.52	-1.28

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2020 |	7

Segall Bryant & Hamill Small Cap Core Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

Investing primarily in equity securities of small-capitalization companies.

Fund Management

Jeffrey C. Paulis, CFA, CPA Portfolio Manager
Mark T. Dickherber, CFA, CPA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns*

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (SBHCX)	(5.60)%	1.32%	6.99%	6.36%	10.50%	8.00%	12/31/19
Institutional Class (SBASX)	(5.50)%	1.50%	7.16%	6.52%	10.67%	8.16%	12/15/03
Russell 2000® Index	(12.98)%	(6.63)%	2.01%	4.29%	10.50%	7.37%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.41%, Net: 1.14%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.31%, Net: 0.99%

Sector Allocation (as of 6/30/20)

Information Technology	23.4%
Industrials	21.2%
Health Care	15.1%
Consumer Discretionary	11.1%
Financials	6.5%
Materials	5.5%
Consumer Staples	5.2%
Real Estate	3.7%
Energy	1.6%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/20)

Hain Celestial Group, Inc. (The)	3.6%
Five9, Inc.	2.7%
Equity Commonwealth	2.3%
Entegris, Inc.	2.0%
BlackLine, Inc.	2.0%
Model N, Inc.	2.0%
Pegasystems, Inc.	2.0%
Horizon Therapeutics PLC	2.0%
Bio-Rad Laboratories, Inc.	1.8%
Casella Waste Systems, Inc.	1.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

* The quoted performance of the Fund reflects the past performance of Lower Wacker Small Cap Investment Fund, LLC (the “Partnership”), an unregistered limited partnership managed by the portfolio managers of the Fund. The Partnership was organized into the Institutional Class shares on December 31, 2019, the date the Fund commenced operations. The Fund has been managed in the same style since the Partnership’s inception on December 15, 2003. The Fund’s annual returns and long-term performance reflect the actual fees and expenses that were charge when the Fund was a limited partnership. From its inception on December 15, 2003 through December 31, 2019, the Partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Fund’s performance.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

8	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

The Segall Bryant & Hamill Small Cap Core Fund (the “Fund”) decreased 5.60% (Retail Class) for the year-to-date period ending June 30, 2020, compared to a 12.98% decrease for the Russell 2000® Index. Saying the first half of 2020 was extraordinary is an understatement as the team navigated both a bear and bull market. The global pandemic and subsequent lockdown drove significant market declines which were quickly reversed due to unprecedent global fiscal and monetary stimulus. We are heartened by our ability to outperform through such extreme market changes and excited by the companies the market volatility provided a chance to add to the Fund.

Contributors to Return

Five9, Inc. (FIVN), a provider of cloud-based contact center communications as a service (CCaaS), was the top contributor to the Fund’s performance during the six-month period ended June 30, 2020. COVID-19 driven disruption and reduction to in-person interactions, elevated the importance of contact centers for servicing customers across industries. FIVN’s leadership position in the cloud-based market drove strong near-term results and positions it well to benefit short and long term. Horizon Therapeutics Company (HZNP), a biopharmaceutical company focused on orphan drugs for rare and rheumatic conditions, was also a large contributor to performance. HZNP benefited from the successful rollout of two drugs, Krystexxa (gout) and Tepezza (Thyroid Eye Disease), that are driving substantial growth for the company.

Detractors from Return

Harsco Corporation (HSC), a provider of environmental and clean earth solutions, was one of the largest detractors. HSC reported lackluster performance during the period driven by execution issues in their Rail segment and a shortfall in their Environmental segment. Further, after a period of significant balance sheet deleveraging, the company levered up to buy an underperforming asset. Given the confluence of negative factors against a backdrop of a deteriorating economic environment, we chose to exit the position. OneSpaWorld Holdings Ltd. (OSW) was another top detractor. OSW operates spa and related services on cruise ships. Given the short- and medium-term change in outlook for the cruise industry following the COVID-19 outbreak, we chose to exit the position.

Outlook and Positioning

The first half of 2020 saw a bear market, followed by a bull market, unprecedented unemployment increases, massive global monetary and fiscal stimulus and interest rates approaching zero percent globally. Following an initial sharp decline, global stock markets rebounded as worst-case scenarios envisioned in March & April are proving overly dour and economic data has improved considerably. Despite this rebound, we believe the fundamental outlook remains uncertain and businesses globally remain cautious. While a vaccine could accelerate the recovery, we believe it is likely the U.S. economy experiences a bumpy road on its return to (“the new”) normal over the next few years. Further, the impact of COVID will permanently change business and consumer behavior with broad implications from travel and retail to demand for industrial goods and commercial real estate, which likely results in sustained slower economic growth.

Importantly for the investors in the Fund, we believe that the team’s approach of focusing on companies operating in niche markets with defendable competitive advantages is becoming an even more important weapon, similar to after the 2008/2009. We favor companies that target smaller overall markets where they can achieve high market share and operate in a less competitively intense environment which results in higher and more stable ROIC profiles.

Combining these characteristics with strong management teams and attractive reward-to-risk ratios are the key pillars of our investment philosophy and have been for nearly two decades. We believe they are critically important across market cycles, but in the wake of COVID-19 and the uncertainty of what lies ahead, we are certain that our philosophical approach is becoming an even more important factor to drive future equity returns and relative performance.

Thank you for your continued interest and support.

Stock Performance (for the six months ended 6/30/20)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Five9, Inc.	3.15%	2.24%	World Fuel Services Corp.	1.12%	-0.68%
Hain Celestial Group, Inc.	3.16	0.98	Ameris Bancorp	1.05	-0.79
Horizon Therapeutics Public Ltd. Co.	1.57	0.96	Harsco Corp.	0.39	-0.96
Lattice Semiconductor Corp.	0.66	0.82	OneSpaWorld Holdings Ltd.	0.38	-1.01
BlackLine, Inc.	2.04	0.80	Allegiant Travel Co.	1.23	-1.21

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2020 |	9

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Ralph M. Segall, CFA, CIC Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMCX)	(17.37)%	(13.65)%	(3.11)%	1.94%	8.51%	7.64%	10/1/98
Institutional Class (WIMCX)	(17.43)%	(13.69)%	(3.00)%	2.07%	8.58%	7.67%	4/29/16
Russell Midcap® Value Index	(18.09)%	(11.81)%	(0.54)%	3.32%	10.29%	8.88%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.08%, Net: 0.99%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.98%, Net: 0.84%

Sector Allocation (as of 6/30/20)

Industrials	15.4%
Real Estate	13.1%
Information Technology	13.0%
Financials	12.9%
Utilities	12.2%
Consumer Discretionary	8.8%
Health Care	6.8%
Materials	5.4%
Consumer Staples	4.5%
Energy	3.7%
Communication Services	2.4%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/20)

Americold Realty Trust	3.5%
InterDigital, Inc.	2.5%
CyrusOne, Inc.	2.5%
Republic Services, Inc.	2.5%
Sun Communities, Inc.	2.5%
TELUS Corp.	2.4%
Kansas City Southern	2.4%
Vistra Energy Corp.	2.3%
Grifols S.A. ADR	2.2%
Aaron’s, Inc.	2.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 0.84% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

10	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

To say that 2020 has been an unimaginable year would be a gross understatement. The first quarter was one of the worst quarters on record, ending the longest bull market in history. The violent sell-off was a consequence of the COVID-19 virus becoming a global pandemic, resulting in the near shutdown of the domestic (and global) economy. In the second quarter, we witnessed a dramatic recovery in the markets, despite the fact that we are still in the midst of the pandemic and it is likely we will see adverse economic impacts well into the future.

The Segall Bryant & Hamill Mid Cap Value Dividend Fund (the “Fund”) contracted -17.37% (Retail Class) for the year-to-date period through June 30, 2020, ahead of the -18.09% return of the Russell Midcap® Value Index. Dividend-paying stocks, which have historically offered downside protection during market turmoil, underperformed due to the real or perceived cash flow impact on many businesses.

Contributors to Return

Sectors that contributed most to the Fund’s relative performance year-to-date were Real Estate (driven by selection), Information Technology (driven by allocation), and Materials (driven by selection). Materials holding Newmont Corporation (NEM), a global gold producer, outperformed Materials and the markets during this period, mostly in sympathy with higher gold prices. The case for precious metals is supported by aggressive monetary and fiscal policies across the world combined with high debt loads and impaired global real GDP. Americold Realty Trust (COLD), a cold storage real estate investment trust (REIT), was also a top contributor. COVID-19 shelter in place recommendations have driven a surge in grocery demand as consumers shift to eating at home, driving increased activity at the company’s temperature-controlled storage facilities. In addition, COLD maintained its 2020 guidance and reported no delays in its development pipeline.

Detractors from Return

Sectors that detracted the most from performance year-to-date were Consumer Staples (driven by allocation), Industrials (driven by selection), and Financials (driven by allocation). Energy holding Enerplus Corporation (ERF), an oil and gas exploration and production (E&P) company, was another detractor to performance this year as oil prices collapsed from $66 per barrel at the beginning of the year to nearly $23 at the end of the first quarter. Solvency of many E&P energy companies began to be questioned. Industrial holding CAE Inc. (CAE), a global leader in modeling, simulation, and training for the commercial aerospace industry was another detractor. The stock underperformed as the aerospace industry was negatively impacted by the economic slowdown.

As was announced on July 23, 2020, the Fund’s Board of Trustees voted to liquidate the Segall Bryant & Hamill Mid Cap Value Dividend Fund on or about September 17, 2020. Please see the supplement to the Fund’s prospectus for complete details.

Stock Performance (for the six months ended 6/30/20)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Newmont Corp.	2.19%	1.17%	Axis Capital Holdings Ltd.	2.19%	-1.03%
Americold Realty Trust	2.62	0.65	MDU Resources Group Inc.	1.27	-1.08
CyrusOne, Inc.	2.10	0.61	Enerplus Corp.	1.33	-1.27
Knight-Swift Transportation Holdings Inc.	0.62	0.36	CAE Inc.	1.83	-1.59
Citrix Systems, Inc.	0.60	0.34	OUTFRONT Media Inc.	1.09	-1.85

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2020 |	11

Segall Bryant & Hamill All Cap Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

Investing primarily in equity securities of any size, including small- and mid-capitalization companies.

Fund Management

Ralph M. Segall, CFA, CIC Portfolio Manager
Suresh Rajagopal, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (SBRAX)	2.06%	10.10%	10.75%	8.93%	—	9.68%	12/9/19
Institutional Class (SBHAX)	2.12%	10.24%	10.91%	9.08%	—	9.84%	7/31/13
Russell 3000® Index	(3.48)%	6.53%	10.04%	10.03%	—	10.97%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.16%, Net: 0.99%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.03%, Net: 0.84%

Sector Allocation (as of 6/30/20)

Information Technology	23.4%
Health Care	19.7%
Consumer Discretionary	13.0%
Financials	12.5%
Industrials	9.2%
Materials	6.1%
Consumer Staples	6.0%
Communication Services	5.8%
Energy	0.9%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/20)

Microsoft Corp.	5.0%
Amazon.com, Inc.	4.6%
Alphabet, Inc.	2.9%
Visa, Inc. - Class A	2.8%
Marvell Technology Group, Ltd.	2.7%
Adobe, Inc.	2.2%
ServiceNow, Inc.	2.2%
FMC Corp.	2.1%
UnitedHealth Group, Inc.	2.1%
Danaher Corp.	2.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Until at least December 31, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 0.84% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

12	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Fund Performance

For the year-to-date period, the Segall Bryant & Hamill All Cap Fund (the “Fund”) returned 2.06% (Retail Class) compared to a return of -3.48% for the Russell 3000® Index. For the year-to-date period, security selection contributed +425 bps to relative performance and sector allocation contributed +169 bps. Cash had a positive +64 bps total effect on the relative return.

As a reminder, the investment team’s strategy is to participate in all markets by investing in companies that maintain high Return on Invested Capital (ROIC), generate quality financial metrics (e.g., free cash flow growth, consistent earnings growth and margin expansion) and are operated by strong management teams.

Contributors to Return

At the sector level, the Fund’s best-performing areas were Health Care (+199 bps), Financials (+101 bps) and Energy (+73 bps). The outperformance in the Utilities sector was primarily related to allocation as it was a lagging group in the index, and this sector was significantly underweighted in the Fund. At the individual holding level, several names stood out in terms of their positive contributions to performance for the quarter:

●	Marvell Technology Group (MRVL) – Company benefited from significant outperformance in cloud data center applications and 5G infrastructure buildouts.

●	Amazon.com (AMZN) – Profited from increased consumer adoption of e-commerce, accelerated by COVID-19, as well as continued Amazon Web Services growth.

●	Catalent (CTLT) – Organization experiencing resilient demand for biologics capabilities in addition to new tailwinds from vaccine production opportunities.

Detractors from Return

Consumer Discretionary (-22 bps), Communication Services (-21 bps), and Information Technology (-3 bps) were the largest detractors on a sector level for the year-to-date period. In terms of individual securities, several names detracted from performance:

●	JPMorgan Chase (JPM) – Economic pressures resulting from COVID-19 created concern around loan losses for financial services organizations.

●	Reinsurance Group of America, Incorporated (RGA) – Concerns of rising claims due to COVID-19 created concern around the insured portfolio.

●	Parker-Hannifin Corporation (PH) – Exposure to the aerospace and industrial sectors impacted by COVID-19.

Outlook and Positioning

The market sharply recovered in the second quarter of 2020, as evidenced by the +20.5% return produced by the S&P 500® Index and +22.0% performance generated by the Russell 3000 benchmark. A confluence of factors contributed to the positive inflection higher in equities as governments, corporations, and consumers sought to navigate through unprecedented economic conditions caused by COVID-19. Timely and aggressive stimulus, both fiscal and monetary, can be given significant recognition for helping to maintain functional capital markets and broader economic sentiment. By significantly expanding its balance sheet and repairing bond market operations, the Federal Reserve (and central banks around the globe) played a crucial role toward ensuring companies were able to access liquidity. Available credit was viewed as necessary for bridging what will likely be a challenging year on cash flows and bottom lines (S&P earnings are forecasted to contract by -22.2% in 2020 per FactSet consensus). Similarly, enhanced unemployment benefits and stimulus checks helped to somewhat blunt the financial strain and confidence erosion from a consumer perspective.

While the pandemic still wages material disruption on daily life throughout the world, slowing infection rates during the second quarter, and optimism around prospective coronavirus treatments helped to provide visibility toward the reopening of commercial and social activity. The easing of lockdown restriction conditions allowed some corporations to offer up supportive demand commentary as the year progressed, relative to low investor expectations. This dynamic fueled a rally in cyclical corners of the market (crude futures appreciated +91.8%) all the while investors continued to favor mega cap technology companies in the period (NASDAQ-100 returned +30.3%) which provided helpful support at the index level. To be sure, the operating environment moving forward is far from clear. Escalating infection trends, social unrest, election rhetoric, and geopolitical tensions are just a few of the variables that the market will monitor in the back half of the calendar year against the context of valuation multiples, which stand elevated to historical averages. We believe that by focusing our bottom-up research process on ROIC-oriented companies that meet our quality standards, the All Cap Fund is well positioned to weather evolving external macro conditions.

Stock Performance (for the six months ended 6/30/20)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Amazon.com, Inc.	3.79%	1.92%	Parker-Hannifin Corp.	0.76%	-0.69%
Microsoft Corp.	4.56	1.41	V.F. Corp.	1.36	-0.85
Marvell Technology Group Ltd.	2.48	1.30	Microchip Technology Inc.	0.78	-0.94
Catalent Inc.	1.85	0.98	Reinsurance Group of America, Inc.	1.49	-1.07
Monolithic Power Systems, Inc.	0.90	0.82	JPMorgan Chase & Co.	2.40	-1.15

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2020 |	13

Segall Bryant & Hamill Emerging Markets Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

Investing primarily in equity securities of companies tied economically to emerging markets countries.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager
Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class* (SBHEX)	(13.73)%	(9.32)%	(1.09)%	1.28%	—	(0.02)%	6/30/14
Institutional Class** (SBEMX)	(13.69)%	(9.18)%	(0.91)%	1.49%	—	0.17%	6/30/11
MSCI Emerging Markets Index	(9.78)%	(3.39)%	1.90%	2.86%	—	0.85%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 2.56%, Net:1.38%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.41%, Net: 1.23%

*	Formerly Class A.
**	Formerly Class I.

Sector Allocation (as of 6/30/20)

Information Technology	29.0%
Financials	19.3%
Consumer Discretionary	11.3%
Materials	7.1%
Consumer Staples	6.8%
Communication Services	6.5%
Energy	5.5%
Industrials	4.6%
Health Care	3.9%
Real Estate	2.9%
Utilities	2.4%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/20)

Alibaba Group Holding, Ltd. ADR	6.3%
Tencent Holdings, Ltd.	5.6%
Samsung Electronics Co., Ltd.	4.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3.5%
China Mobile, Ltd.	1.7%
Naspers, Ltd.	1.4%
Muthoot Finance, Ltd.	1.3%
Vipshop Holdings, Ltd. ADR	1.1%
Surgutneftegas PJSC	1.1%
Riyad Bank	1.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From December 9, 2019 until at least December 31, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.38% and 1.23% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

Investing in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

14	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

The first half of 2020 was marked by dramatic moves in global stock markets as many countries initially struggled to deal with the onset and spread of the novel coronavirus. After falling over 31% at one point, the MSCI Emerging Markets Index rallied to pare its year-to-date loss to 9.78% as governments took steps to contain the virus and central bankers provided stimulus to bolster their faltering economies. Regional performance varied as the best performer, Asia, ended the first half of the year down just 3.5% as its countries moved quickly to address the spreading virus with China actually advancing 3.5% over the same period. At the other extreme, Latin America is down 35.2% through the first half of the year due in large part to its largest constituent, Brazil, being down 38.9% with many critical of the country’s coronavirus response. The Europe, Middle East and Africa (“EMEA”) region ended 21.4% lower as strength in the Middle Eastern countries was offset by Europe. Health Care (+25.8%) is the top-performing EMEA sector this first half of the year on investor hopes for the discovery of an effective coronavirus vaccine. The worst performer was Energy -26.1% as the sector suffered a price war between Saudi Arabia and Russia along with reduced demand due to the pandemic.

The Segall Bryant & Hamill Emerging Markets Fund (the “Fund”) rebounded along with the broader market to pare its year-to-date losses at -13.73% (Retail Class), but still trailed the MSCI Emerging Markets Index return of -9.78% for the same period. The ongoing outperformance of expensively valued stocks, as measured by the MSCI Emerging Markets Growth Index (-1.5%), versus undervalued stocks, as measured by the MSCI Emerging Markets Value Index (-18.0%), remained a headwind for our Fund. The 16.5% shortfall of the value versus growth indices for half of a year is the largest on record, eclipsing the previous worst of 15.3% which occurred in the second half of 1999. Negative security selection in Asia (where value lagged growth by 18.7%) was the main driver of this period’s relative performance, mainly due to the underperformance of the Fund’s holdings in China. Selection was flat in EMEA and modestly negative in Latin America. At the sector level, positive stock selection in Financials, Utilities, and Real Estate was more than offset by negative selection in Communication Services, Consumer Discretionary, and Health Care. The performance of our investment team’s model components was mixed as profitability and momentum finished higher while valuation continued to suffer from investor preferences for expensive growth stocks.

Outlook and Positioning

While the direction of the market has been volatile over the last six months, investor preferences for expensive growth companies has been constant. The Fund has been able to defend against this growth deluge to a certain extent but has not been immune to the massive headwind. Some of the most acute underperformance versus the market this year has come from segments where we focus the Fund’s investments, specifically higher quality companies trading at reasonable valuations. It is important to note that expensive growth companies are not performing any better fundamentally than they normally have, in fact they are performing worse while value companies have in fact closed some of the growth gap over the past 3 years or so. The relative valuations of high quality, attractively priced companies started the year in very advantageous positioning and has gotten much more so with the continual price outperformance of the expensive growth companies. Comparisons to internal dislocations reached during the Dot-Com (TMT bubble) of 1999/2000 are certainly warranted now. It can be uncomfortable, for both investment managers and their clients, to maintain a value tilt, but with valuations where they currently stand, we believe the odds of a reversal soon have greatly increased. We retain our focus and remain confident in our prospects going forward.

Stock Performance (for the six months ended 6/30/20)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Tencent Holdings, Ltd.	4.52	1.62	Banco do Brasil S.A.	0.58	-0.55
Alibaba Group Holding, Ltd.	5.69	0.38	Itausa - Investimentos Itau S.A.	0.69	-0.51
Vipshop Holdings, Ltd.	0.84	0.35	PT Media Nusantara Citra Tbk	0.55	-0.39
Muthoot Finance, Ltd.	0.95	0.28	Petroleo Brasileiro S.A.	0.45	-0.36
Sinotruk Hong Kong, Ltd.	0.76	0.24	Absa Group, Ltd.	0.33	-0.35

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2020 |	15

Segall Bryant & Hamill International Small Cap Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

Investing primarily in equity securities of small capitalization companies located outside of the United States, including those in emerging markets.

Fund Management

Scott E. Decatur, Ph.D. Portfolio Manager
Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class* (SBHSX)	(23.88)%	(16.34)%	(8.87)%	(2.32)%	—	2.35%	6/30/14
Institutional Class** (SBSIX)	(23.78)%	(16.18)%	(8.64)%	(2.09)%	—	2.59%	5/31/11
MSCI EAFE Small Cap Index	(13.11)%	(3.52)%	0.53%	3.81%	—	5.01%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.41%, Net: 1.18%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.26%, Net: 1.03%

*	Formerly Class A.
**	Formerly Class I.

Sector Allocation (as of 6/30/20)

Industrials	21.3%
Consumer Discretionary	13.5%
Real Estate	12.0%
Information Technology	10.9%
Financials	10.4%
Materials	8.0%
Health Care	7.6%
Consumer Staples	6.4%
Communication Services	3.5%
Utilities	2.5%
Energy	2.0%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/20)

Sunrise Communications Group A.G.	1.1%
Haseko Corp.	1.1%
Computacenter PLC	1.1%
Signify N.V.	1.0%
TP ICAP PLC	1.0%
Ferrexpo PLC	1.0%
Anima Holding S.p.A.	0.9%
Galenica A.G.	0.9%
Loomis A.B.	0.9%
Getinge A.B.	0.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Retail Class shares prior to their inception is based on the performance of the Institutional Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From December 9, 2019 until at least December 31, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.18% and 1.03% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to December 31, 2021, without the approval of the Board of Trustees.

Investing in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

16	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

The first half of 2020 was marked by dramatic moves in global stock markets as countries initially struggled to deal with the onset of the novel coronavirus. After falling over 38% at one point, the MSCI EAFE Small Cap Index rallied to pare its year-to-date loss to 13.11% as governments took steps to contain the virus and central bankers provided stimulus to bolster their faltering economies. At the region level, the Far East (-8.7%), Europe (-9.8%), and Japan (-10.0%) ended the first half of the year in a tight range despite varying individual country performances within regions. The U.K. (-27.2%) was the worst-performing benchmark region as many criticized the urgency of the country’s coronavirus response. Health Care (+4.1%), was the only sector to be up for the year on investor hopes of the discovery of an effective coronavirus vaccine. The worst-performing sector this year was Energy (-45.0%) which was hurt by a price war between Saudi Arabia and Russia and a coronavirus-driven demand shock.

The Segall Bryant & Hamill International Small Cap Fund (Retail Class) returned-23.88% versus a -13.11% return for the MSCI EAFE Small Cap Index. The ongoing outperformance of expensively valued stocks, as measured by the MSCI EAFE Small Cap Growth Index (-5.9%), versus undervalued stocks, as measured by the MSCI EAFE Small Cap Value Index (-20.5%), remained a strong headwind for the Fund. The 14.6% shortfall of the Value versus Growth indices is the largest first-half margin on record and second largest half year only behind the latter half of 1999 when Value underperformed growth by 22.4%. Value lagged Growth in every benchmark region, driving the Fund’s negative security selection in each. Selection was mixed at the sector level as the Fund’s stocks in Utilities and Energy outperformed their group’s overall returns but lagged in the remaining sectors. The profitability and momentum components of our investment team’s model performed well this year but could not offset the negative impact of the larger valuation component.

Outlook and Positioning

One dimension that remained constant during the volatile first half of 2020 is investor preference for expensive growth stocks over all others. This market disruption intensified a trend that has been ongoing for the past 3 years, investors overpaying for growth. Just as some fixed income investors “reach for yield” regardless of price or risk, we are seeing equity investors “reach for growth” in which they pay higher and higher multiples for less excess growth, simply because overall growth rates are lower. Investors’ frenzied preference for expensive Growth stocks has driven relative valuation ratios to levels that some believed would not have been seen again. Growth stocks are now at extremely high valuation ratios, with forecasted growth significantly down from long-term trends. Value stocks are the inverse, trading at distressed multiples, despite suffering less erosion of their expected future growth. Fundamental conditions in the market are not much different than normal – companies on average are performing as their long-term trends would suggest, with the only extraordinary aspect being the ever-expanding multiples of a small subset of the market, resulting in a value opportunity that is very rarely seen. It can be difficult for both investors and clients to maintain their focus and resolve during such periods of extreme turmoil, but we remain resolute in our approach. We do not know of the exact timing of the reversal, but we feel confident that this bubble, like all bubbles, will pop, and we and our investors will be well-positioned to capitalize.

Stock Performance (for the six months ended 6/30/20)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Hornbach Holding A.G. & Co. KGaA	0.17	0.21	Go-Ahead Group PLC	0.77	-0.77
Gerresheimer A.G.	0.74	0.20	ams A.G.	0.33	-0.75
Ferrexpo PLC	0.66	0.19	Invincible Investment Corp.	0.75	-0.69
Scandinavian Tobacco Group A/S	0.63	0.17	Vistry Group PLC	0.72	-0.65
Daiwabo Holdings Co., Ltd.	0.57	0.16	NewRiver REIT PLC	0.41	-0.64

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2020 |	17

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

Investing in the stocks of small international companies that we believe are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTIFX)	(7.23)%	0.30%	5.84%	6.25%	8.13%	5.30%	12/15/99
Institutional Class (WIIFX)	(7.19)%	0.45%	6.00%	6.40%	8.21%	5.33%	4/29/16
MSCI ACWI ex USA Small Cap Index	(12.80)%	(4.34)%	(0.17)%	2.50%	6.05%	5.99%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.85%, Net: 1.25%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.72%, Net: 1.10%

Sector Allocation (as of 6/30/20)

Information Technology	36.5%
Industrials	15.7%
Consumer Discretionary	13.7%
Communication Services	12.5%
Financials	8.1%
Health Care	3.8%
Consumer Staples	2.6%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/20)

Appen, Ltd.	5.1%
Constellation Software, Inc.	4.8%
Fortnox A.B.	4.6%
Keywords Studios PLC	4.5%
GB Group PLC	3.9%
Clipper Logistics PLC	3.6%
SMS Co., Ltd.	3.2%
MIPS A.B.	3.2%
Webjet, Ltd.	3.1%
Fu Shou Yuan International Group, Ltd.	2.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.25% and 1.10% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

18	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

If ever one doubted that the market behaves in the short run like a voting machine, the first half of 2020 supplied proof in abundance. Thirty-three days was all it took for U.S. equities to collapse from peak to trough. Similar wipeouts took place across every major market. But while a V-shaped recovery remains to be seen in the global economy, one certainly took place in equity markets. The S&P 500® Index’s dramatic rebound, which ended the first half barely below the index’s all-time high, was joined by double-digit recoveries in equity prices in almost every major market. Economic data in the U.S. improved in May, China regained its footing, and the pandemic appeared to be largely tamed in most of the developed world.

Amidst this turbulence, the Segall Bryant & Hamill Fundamental International Small Cap Fund (the “Fund”) returned -7.23% (Retail Class) for the six-month period ending June 30, 2020, above the -12.80% return of the MSCI ACWI ex USA Small Cap Index.

Contributors to Return

On a sector level, both allocation and selection in Information Technology contributed to returns. Stock selection in the Industrials sector was also a significant contributor. On an individual stock basis, Appen (APX AU), an Australia-based company that provides training data and artificial intelligence solutions for natural language processing, was a top contributor. Serving customers in the technology industry such as Amazon, Microsoft, and Facebook in their efforts to optimize speech recognition, translation, and other language-related domains, Appen has been relatively insulated from COVID-19 and continues to grow at a rapid clip. MIPS AB (MIPS SE), a Sweden-based market leader in helmet safety solutions, was also a top contributor. MIPS posted double-digit growth during 2019, driven by its products gaining adoption as a market standard. Although MIPS’ customers have significant manufacturing ties to China that were temporarily disrupted due to COVID-19, manufacturing has largely resumed, and we believe the company has a more than sufficient cash balance to weather any near-term impacts.

Detractors from Return

The Communication Services and Consumer Discretionary sectors detracted from relative returns. In terms of individual stocks, Webjet Limited (WEB AU), an Australian online travel agency, was a top detractor. Although Webjet reported strong results for the first half of the year, it has borne the brunt of a steep decline in travel along with the rest of the travel industry. These circumstances left Webjet requiring new capital to meet operating liabilities and expenses. This capital is presumed to be enough to support Webjet in the near term, providing enough runway until travel recovers. Vision Inc. (9416 JP), a Japanese provider of mobile WiFi routers, also detracted from performance. Demand for mobile WiFi routers is dependent on travel, with Vision serving both business and leisure travelers. With the shutdown of travel to and from Japan, Vision’s revenue and operating income saw substantial declines in the first quarter. However, the company was still profitable during this worst-case scenario and enjoys a very strong balance sheet.

Outlook and Positioning

Today’s sanguine markets mask considerable underlying uncertainty, including the risk of a second viral wave before a vaccine is discovered. The U.S. is not immune to this, nor to domestic civic tension compounded by a looming election. Globally, the pandemic has been better contained in the developed world outside the U.S. but continues to ravage through less well-equipped countries. Investors will watch economic indicators intently, but we may still be in the early stages of a historic time. Since the onset of COVID-19, we have significantly downsized the Fund’s exposure to the most heavily affected businesses while shoring up the Fund’s presence in those with greater robustness. We do expect COVID-19 to accelerate existing technological trends and continue to see compelling opportunity in the information technology sector, which represents our largest sector allocation. While informed by broader macroeconomic developments, our process will continue to emphasize a commitment to bottom-up fundamental analysis in order to find the best opportunities, sectors and geographies. Looking forward, we are confident that our focus on holdings supported by strong fundamentals, such as high cash generation and low indebtedness, will position the Fund well.

Stock Performance (for the six months ended 6/30/20)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
MIPS A.B.	4.22%	2.51%	ZIGExN Co., Ltd.	2.05%	-1.08%
Appen, Ltd.	4.13	2.75	MTY Food Group, Inc.	1.24	-1.58
Fortnox A.B.	4.64	2.22	Momo, Inc.	2.54	-1.50
SwedenCare A.B.	3.07	0.98	Vision, Inc.	1.99	-1.88
4Imprint Group PLC	0.96	0.75	Webjet, Ltd.	4.42	-5.25

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2020 |	19

Segall Bryant & Hamill Global Large Cap Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management

Suresh Rajagopal, CFA Portfolio Manager	Ralph M. Segall, CFA, CIC Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMVX)	(11.35)%	(3.27)%	3.26%	5.95%	8.96%	8.06%	6/1/88
Institutional Class (WIMVX)	(11.38)%	(3.27)%	3.36%	6.09%	9.11%	8.13%	9/28/07
MSCI World Index	(5.77)%	2.84%	6.70%	6.90%	9.95%	6.98%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.22%, Net: 0.89%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.12%, Net: 0.74%

Sector Allocation (as of 6/30/20)

Information Technology	17.1%
Health Care	16.6%
Consumer Staples	14.8%
Consumer Discretionary	9.3%
Financials	9.0%
Industrials	9.0%
Communication Services	6.3%
Energy	5.9%
Utilities	5.6%
Materials	3.0%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/20)

Chubb, Ltd.	3.9%
Broadridge Financial Solutions, Inc.	3.9%
Atos S.E.	3.9%
Bayer A.G.	3.7%
AbbVie, Inc.	3.7%
Broadcom, Inc.	3.6%
RELX PLC	3.5%
Danone S.A.	3.4%
Starbucks Corp.	3.4%
Verizon Communications, Inc.	3.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

20	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

In the first half of 2020, we saw a dramatic synchronized recovery in global indices although the economic impacts of the global COVID-19 pandemic continued to intensify. While many of the companies exposed directly to the pandemic’s economic impact came under financial stress, decisive actions by the Federal Reserve, European Central Bank and others beginning in March sparked knee-jerk buying from market participants when memories of comparatively small interventions during the previous cycle supported asset prices and eventually spurred economic growth. Throughout the period, monetary actions were supplemented with fiscal actions like direct transfer payments.

While economically sensitive stocks rallied midway through the second quarter on the prospects of ending lockdowns, the key theme in leadership was around the convergence of an unprecedented contraction in real gross product in combination with (again) unprecedented global money supply expansion. These dynamics brought market trends already in process to an extreme, such as most asset classes inflecting sharply upward, precious metals markets recognizing government endorsement of a liberal use of money supply expansion, and an extreme investor preference for long duration growth assets as discount rates dropped and long-dated technology adoption theses were pulled forward by the social dynamics of lockdowns.

In the year-to-date period ending June 30, 2020, the Segall Bryant & Hamill Global Large Cap Fund (the “Fund”) returned -11.35% (Retail Class) versus -5.77% for the MSCI World Index benchmark.

Contributors to Returns

The top contributing sectors to Fund performance during the six-month period ending June 30, 2020, on a relative basis were Materials, Industrials, and Real Estate. Materials holding Newmont Corp. (NEM-US), a U.S.-based global gold miner, outperformed in sympathy with gold prices driven higher by aggressive monetary policies and macroeconomic uncertainty. Consumer Discretionary name Lowe’s Companies (LOW-US) was also a top contributor as quarantines motivated U.S. consumers to focus on home improvement projects, driving a sharp recovery in a stock oversold during the first quarter.

Detractors from Returns

Sectors that detracted most from relative performance were Information Technology, Consumer Discretionary, and Financials. The Fund does not participate in momentum-oriented, non-dividend paying technology names that have come to comprise significant weightings in the benchmark. This underexposure derives from our forecast of limited dividend income generation from these companies over our investment time horizon.

Consumer Discretionary holding Valeo SA (FR-PAR), a French provider of automotive technologies to global OEMs, was a top detractor. As COVID-19 spread to Europe and the US, the demand outlook plunged for end market auto sales and new car production that would consume Valeo’s high voltage electrification and advanced driver assistance technologies. Energy holding Marathon Petroleum Corp. (MPC-US), a U.S. refining and midstream operator, was also a top detractor although it recovered from first quarter fears around oil and refined product consumption as gasoline demand recovered more quickly than the market expected.

Outlook and Positioning

The second quarter of 2020 brought one of the most aggressive pro-growth market preferences in history. However, we know that in a world with double-digit U.S. unemployment and continuing global pandemic spread, our high cash flow-yielding and defensive investment style lends itself to participation with less volatility. Nonetheless, we reduced our weighting in names that bounced on the anticipation of the early reopening of global economies or are dependent on higher interest rate expectations.

With the pandemic’s first and second waves continuing to spread globally, we expect volatility around prospects for reopening over the next quarter. We weigh this against the increasing willingness of policymakers to expand fiscal deficits to fight economic weakness. Looking beyond a quarter or two, we are increasingly optimistic about the prospects for a functioning – although different – economy not far in the future.

As was announced on July 23, 2020, Suresh Rajagopal and Ralph M. Segall, members of Segall Bryant & Hamill’s All Cap investment team, assumed responsibility for the management of the Segall Bryant & Hamill Global Large Cap Fund. On that date it was also announced that the Board of Trustees of Segall Bryant & Hamill Trust approved a change to the name of the Fund. Effective September 22, 2020, the Fund will change its name to “Segall Bryant & Hamill Global All Cap Fund.” Please see the supplement to the Fund’s prospectus for details regarding the Fund’s Principal Investment Strategies effective September 22, 2020.

Stock Performance (for the six months ended 6/30/20)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Newmont Mining Corp.	3.28%	1.58%	Power Corp. of Canada	2.15%	-1.41%
Lowe’s Cos., Inc.	3.38	0.66	Marathon Petroleum Corp.	2.61	-1.42
Roche Holdings A.G.	3.43	0.31	U.S. Bancorp	3.10	-1.49
Rockwell Automation, Inc.	3.38	0.47	Valeo S.A.	2.01	-1.61
Atos S.E.	3.23	0.40	Helvetia Holding A.G.	2.49	-2.08

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2020 |	21

Segall Bryant & Hamill Workplace Equality Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying domestic companies.

Fund Management

Suresh Rajagopal, CFA Portfolio Manager	John N. Roberts, Esq. Portfolio Manager
William J. Barritt, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WEQRX)	(10.12)%	(4.62)%	7.42%	5.19%	11.03%	8.53%	6/1/88
Institutional Class (WEQIX)	(10.11)%	(4.45)%	7.65%	5.41%	11.25%	8.61%	9/28/07
Russell 1000® Index	(2.81)%	7.48%	10.64%	10.47%	13.97%	10.44%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.57%, Net: 0.89%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.41%, Net: 0.74%

Sector Allocation (as of 6/30/20)

Information Technology	21.2%
Health Care	15.2%
Financials	12.5%
Industrials	11.0%
Consumer Discretionary	10.5%
Consumer Staples	7.5%
Communication Services	5.4%
Utilities	5.1%
Energy	4.1%
Materials	2.5%
Real Estate	1.6%

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/20)

NVIDIA Corp.	3.7%
Target Corp.	3.0%
General Mills, Inc.	2.9%
American Electric Power Co., Inc.	2.9%
Amgen, Inc.	2.9%
AbbVie, Inc.	2.9%
Oracle Corp.	2.8%
CSX Corp.	2.7%
Rockwell Automation, Inc.	2.7%
Becton, Dickinson and Co.	2.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

22	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview and Fund Performance

In the first half of 2020, we saw a dramatic synchronized recovery in global indices although the economic impacts of the global COVID-19 pandemic continued to intensify. While many of the companies exposed directly to the pandemic’s economic impact came under financial stress, decisive actions by the Federal Reserve, European Central Bank and others beginning in March sparked knee-jerk buying from market participants when memories of comparatively small interventions during the previous cycle supported asset prices and eventually spurred economic growth. Throughout the period monetary actions were supplemented with fiscal actions like direct transfer payments.

While economically sensitive stocks rallied midway through the second quarter on the prospects of ending lockdowns, the key theme in leadership was around the convergence of an unprecedented contraction in real gross product in combination with (again) unprecedented global money supply expansion. These dynamics brought market trends already in process to an extreme, such as most asset classes inflecting sharply upward, precious metals markets recognizing government endorsement of a liberal use of money supply expansion, and an extreme investor preference for long duration growth assets as discount rates dropped and long-dated technology adoption theses were pulled forward by the social dynamics of lockdowns.

In the year-to-date period ending June 30, 2020, the Segall Bryant & Hamill Workplace Equality Fund (the “Fund”) (Retail Class) returned -10.12% versus -2.81% for the Russell 1000® Index.

Contributors to Returns

Consumer Staples, Industrials, and Health Care holdings outperformed on a relative basis year-to-date with strong stock selection dominating the performance contribution. Technology holding NVIDIA Corporation (NVDA) outperformed after reporting positive first quarter earnings and issuing an upbeat outlook driven by strength in gaming during the shutdown and consistent growth in data center sales. Gilead Sciences, Inc. (GILD) was also a top contributor, however we trimmed the Fund’s holdings of the biopharmaceutical company as investors bid shares higher on optimism over the effectiveness of their antiviral compound Remdesivir against COVID-19, resulting in less future upside potential, in our opinion.

Detractors from Returns

Consumer Discretionary, Information Technology, and Communication Services detracted from relative results during the period. Marathon Petroleum (MPC-US), a U.S. oil refining, midstream and gas station giant, underperformed markets in the first quarter. Quarantines addressing the SARS-COV-2 outbreak decimated gasoline demand, forcing the company to cut utilization of its refineries. The market recognized that stay-at-home measures mean fewer visits to its convenience stores and worsening prospects for crude run through its pipeline system. While the magnitude of the demand impact is dramatic, we believe that should the quarantine persist through the summer, the company’s now roughly 10% dividend yield remains covered by strong cash flow for the year. Restaurant owner/operator Brinker International, Inc. (EAT) was also a top detractor. The company nearly doubled in value off extremely depressed levels. We subsequently sold our remaining shares invested in the company when the company no longer met our investment criteria.

Outlook and Positioning

The second quarter of 2020 brought one of the most aggressive pro-growth market preferences in history. However, we know that in a world with double-digit U.S. unemployment and continuing global pandemic spread, our high cash flow-yielding and defensive investment style historically lends itself to participation with less volatility. Nonetheless, we reduced our weighting in names that bounced on the anticipation of the early reopening of global economies or are dependent on higher interest rate expectations.

With the pandemic’s first and second waves continuing to spread globally, we expect volatility around prospects for reopening over the next quarter. We weigh this against the increasing willingness of policymakers to expand fiscal deficits to fight economic weakness. Looking beyond a quarter or two, we are increasingly optimistic about the prospects for a functioning – although different – economy not far in the future.

As was announced on July 23, 2020, Suresh Rajagopal and William J. Barritt, who are members of Segall Bryant & Hamill’s All Cap investment team, joined John N. Roberts in managing the Segall Bryant & Hamill Workplace Equality Fund. On the same date, updates to the Fund’s Principal Investment Strategies were also announced. Please see the supplement to the Fund’s prospectus for complete details.

Stock Performance (for the six months ended 6/30/20)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
NVIDIA Corp.	3.33%	1.70%	Marathon Petroleum Corp.	1.77%	-1.00%
Gilead Sciences, Inc.	2.59	0.58	Ralph Lauren Corp.	2.04	-1.11
General Mills, Inc.	2.84	0.44	Brinker International, Inc.	1.50	-1.16
Microsoft Corp.	0.76	0.37	U.S. Bancorp	2.45	-1.23
Oracle Corp.	2.77	0.33	Jones Lang LaSalle Inc.	1.96	-1.27

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 39 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2020 |	23

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

A fixed-income fund focusing primarily on investment quality bonds of short maturities.

Fund Management

James D. Dadura, CFA Portfolio Manager
Gregory C. Hosbein, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (SBHPX)	0.67%	1.99%	—	—	—	2.87%	1.19%	12/14/18
Institutional Class (SBAPX)	0.78%	2.13%	—	—	—	2.98%	1.27%	12/14/18
Bloomberg Barclays U.S. Government/Credit 1-3 Year Index	2.88%	4.20%	—	—	—	4.85%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 4.13%, Net: 0.49%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 3.68%, Net: 0.40%

Asset Allocation (as of 6/30/20)

Industrial	72.6%
Utility	14.3%
Municipal Bonds	5.1%
U.S. Treasury Bonds & Notes	3.2%
Finance	2.9%
Asset Backed Securities	0.4%

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Corporate Holdings
(as of 6/30/20)

Time Warner Cable, Inc.	2.5%
T-Mobile USA, Inc.	2.1%
Dominion Energy, Inc.	2.0%
Analog Devices, Inc.	2.0%
WEC Energy Group, Inc.	1.9%
Best Buy Co., Inc.	1.9%
Georgia Power Co.	1.9%
Mondelēz International, Inc.	1.9%
Xylem, Inc.	1.9%
Allergan, Inc.	1.9%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 1.17% for the Retail Class and 1.05% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.49% and 0.40% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

New Fund Risk: The Segall Bryant & Hamill Short Term Plus Fund was launched effective December 14, 2018. There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.

Fixed Income Risks: Fixed income funds are subject to additional risk in that they may invest in high-yield/high-risk bonds and may be subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

24	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview

In the fixed income markets, the first half of 2020 was defined by two distinct quarters. The first quarter was dominated by COVID-19 fears, which led the Federal Reserve (Fed) to unleash a massive stimulus effort designed to bolster markets. Buying a mix of Treasuries, mortgage-backed securities, agency securities, corporate bonds and bond ETFs, the Fed, under Chairman Jay Powell, has increased the size of its balance sheet in 2020 from approximately $4 trillion to more than $7 trillion. At the current pace of asset purchases, the Fed’s balance sheet will have grown more in less than one year than it did over the six-year expansionary period (2008-2014) under Chairman Ben Bernanke. Given the liquidity provided by the Fed’s purchases, risk assets performed very well in the second quarter. Investment grade and high yield corporate bonds generated their highest quarterly returns since 2009, erasing most of their losses from the first quarter.

Fund Performance

The Segall Bryant & Hamill Short Term Plus Fund (the “Fund”) returned 0.67% (retail class) for the first half of 2020 compared to a return of 2.88% for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. The most significant drivers of Fund performance relative to the benchmark during this period were duration and sector selection. The duration of the Fund averaged 1.18 years over this period vs. 1.92 years for the benchmark. This hurt relative returns as 1- to 3-year Treasury yields declined over 1.4% in the first half of the year. The Fund’s average allocation to the high yield corporate sector averaged 10.38% during this period vs. 0% for the benchmark. This hurt relative returns as 0 to 3-year high yield bonds returned -6.56% in the first half of the year.

Outlook and Positioning

The remainder of 2020 will be heavily influenced by the trajectory of COVID-19 and the impact it has on the reopening of cities and countries. While spreads on corporate bonds – both investment grade and high yield – made a strong recovery throughout the second quarter, they remain wide to where they began 2020. Following the record amount of new bonds issued in the first half of 2020, many corporate bond issuers have pushed out debt maturities and enhanced balance sheet liquidity, so we expect to remain overweight on corporate credit. The Fed has pledged its support to markets via low rates and continued quantitative easing, which will boost most fixed income markets. However, even with the Fed’s explicit support, the U.S. economy remains wobbly, as evidenced by various factors such as elevated unemployment and rising defaults in high yield. As November approaches, there will be increased focus on the U.S. elections. In short, we can say with conviction that uncertainty is quite high. Against this backdrop, we intend to maintain our bias toward securities that meet our standards for high quality, and to put a premium on safety and liquidity.

Semi-Annual Report | June 30, 2020 |	25

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager	Darren G. Hewitson, CFA Portfolio Manager
Kenneth A. Harris, CFA Portfolio Manager	Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTIBX)	5.48%	7.97%	5.20%	4.47%	4.19%	6.01%	2.16%	6/1/88
Institutional Class (WIIBX)	5.53%	8.03%	5.36%	4.62%	4.34%	6.07%	2.30%	9/28/07
Bloomberg Barclays U.S. Aggregate Bond Index	6.14%	8.74%	5.32%	4.30%	3.82%	6.33%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.73%, Net: 0.55%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.55%, Net: 0.40%

Asset Allocation (as of 6/30/20)

Industrial	32.0%
Mortgage-Backed Securities Passthrough	23.7%
U.S. Treasury Bonds & Notes	13.5%
Finance	11.7%
Municipal Bonds	9.8%
Utility	3.2%
Asset Backed Securities	3.0%
Residential Mortgage-Backed Securities	0.6%

Percentages are based on Total Net Assets.

Top Ten Corporate Holdings
(as of 6/30/20)

Capital One Financial Corp.	1.2%
Oncor Electric Delivery Co. LLC	1.1%
Cboe Global Markets, Inc.	1.1%
Moody’s Corp.	1.0%
Harley-Davidson Financial Services, Inc.	0.9%
Comcast Corp.	0.8%
Roper Technologies, Inc.	0.8%
Boardwalk Pipelines LP	0.8%
Fiserv, Inc.	0.8%
Wells Fargo & Co.	0.8%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.08% for the Retail Class and 2.26% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% and 0.40% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Segall Bryant & Hamill Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

26	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview

In the fixed income markets, the first half of 2020 was defined by two distinct quarters. The first quarter was dominated by COVID-19 fears, which led the Federal Reserve (Fed) to unleash a massive stimulus effort designed to bolster markets. Buying a mix of Treasuries, mortgage-backed securities, agency securities, corporate bonds and bond ETFs, the Fed, under Chairman Jay Powell, has increased the size of its balance sheet in 2020 from approximately $4 trillion to over $7 trillion. At the current pace of asset purchases, the Fed’s balance sheet will have grown more in less than one year than it did over the six-year expansionary period (2008-2014) under Chairman Ben Bernanke. Given the liquidity provided by the Fed’s purchases, risk assets performed very well in the second quarter. Investment grade and high yield corporate bonds generated their highest quarterly returns since 2009, erasing most of their losses from the first quarter.

Fund Performance

The Segall Bryant & Hamill Plus Bond Fund (the “Fund”) returned 5.48% (retail class) for the first half of 2020 compared to a 6.14% return posted by its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Security selection had a positive effect on Fund returns relative to the benchmark during this period. Treasury holdings in the Fund outperformed those in the benchmark significantly while the Fund’s mortgage-backed securities outperformed comparable bonds in the benchmark and taxable municipals outperformed the benchmark’s government-related securities. Corporate bonds held in the Fund underperformed primarily due to the allocation to high yield. Sector selection had a negative impact on relative performance during the first half of the year. The Fund was overweight corporate securities compared to the benchmark and underweight U.S. Treasury securities. This hurt relative returns as corporate bonds returned 5.02% vs 8.71% for Treasuries.

Outlook and Positioning

The remainder of 2020 will be heavily influenced by the trajectory of COVID-19 and the impact it has on the re-opening of cities and countries. While spreads on corporate bonds – both investment grade and high yield – made a strong recovery throughout the second quarter, they remain wide to where they began 2020. Following the record amount of new bonds issued in the first half of 2020, many corporate bond issuers have pushed out debt maturities and enhanced balance sheet liquidity, so we expect to remain overweight on corporate credit. The Fed has pledged its support to markets via low rates and continued quantitative easing, which will boost most fixed income markets. However, even with the Fed’s explicit support, the U.S. economy remains wobbly, as evidenced by various factors such as elevated unemployment and rising defaults in high yield. And, as November approaches, there will be increased focus on the U.S. elections. In short, we can say with conviction that uncertainty is quite high. Against this backdrop, we intend to maintain our bias toward securities that meet our standards for high quality and to put a premium on safety and liquidity when investing.

Semi-Annual Report | June 30, 2020 |	27

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager
Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTLTX)	(1.17)%	2.14%	3.43%	4.64%	6.03%	7.09%	4.33%	6/1/88
Institutional Class (WILTX)	(1.00)%	2.41%	3.60%	4.83%	6.20%	7.15%	4.47%	9/28/07
Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index	(3.83)%	0.00%	3.32%	4.79%	6.67%	N/A
Bloomberg Barclays U.S. Corporate High Yield Ba Index	0.21%	4.75%	4.98%	5.75%	7.19%	8.37%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.98%, Net: 0.85%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.83%, Net: 0.70%

Asset Allocation (as of 6/30/20)

Industrial	87.1%
Finance	8.3%
Utility	1.8%
Asset Backed Securities	1.4%

Percentages are based on Total Net Assets.

Top Ten Holdings
(as of 6/30/20)

PDC Energy, Inc.	2.6%
United Rentals North America, Inc.	2.5%
Provident Funding Associates LP/PFG Finance Corp.	2.4%
AmeriGas Partners LP/AmeriGas Financial Corp.	2.4%
MGM Growth Properties Operating Partnership LP	2.3%
Teck Resources, Ltd.	2.3%
Lamar Media Corp.	2.3%
Range Resources Corp.	2.3%
MPT Operating Partnership LP/MPT Finance Corp.	2.3%
FMG Resources August 2006 Pty., Ltd.	2.3%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 4.34% for the Retail Class and 4.47% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% and 0.70% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Segall Bryant & Hamill Quality High Yield Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entail interest rate risk and credit risk.

28	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview

In the fixed income markets, the first half of 2020 was defined by two distinct quarters. The first quarter was dominated by COVID-19 fears, which led the Federal Reserve (Fed) to unleash a massive stimulus effort designed to bolster markets. Buying a mix of Treasuries, mortgage-backed securities, agency securities, corporate bonds and bond ETFs, the Fed, under Chairman Jay Powell, has increased the size of its balance sheet in 2020 from approximately $4 trillion to more than $7 trillion. At the current pace of asset purchases, the Fed’s balance sheet will have grown more in less than one year than it did over the six-year expansionary period (2008-2014) under Chairman Ben Bernanke. Given the liquidity provided by the Fed’s purchases, risk assets performed very well in the second quarter. High yield corporate bonds generated their highest quarterly returns since 2009, erasing most of their losses from the first quarter. Despite the Fed’s intervention, the high yield default rate now sits at 6.9%, its highest mark since 2010. During the ’08-’09 financial crisis, the default rate peaked at 14.4% in October 2009.

Fund Performance

The Segall Bryant & Hamill Quality High Yield Fund (the “Fund”) returned -1.17% (retail class) for the first half of 2020 compared to a -3.83% return posted by its benchmark, the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index. The Fund’s quality bias drove relative returns versus the index during this period of volatile spreads and increasing defaults. Positive contributors to the Fund’s performance relative to the benchmark included an overweight of BBBs and BBs and positive security selection in the Energy, Financial and Consumer Cyclical industries. Detractors from relative performance came from security selection in the asset-backed securities and Theater/Entertainment industries.

Outlook and Positioning

The remainder of 2020 will be heavily influenced by the trajectory of COVID-19 and the impact it has on the reopening of cities and countries. While spreads on high yield bonds made a strong recovery throughout the second quarter, they remain wide to where they began 2020. Following the record amount of new bonds issued in the first half of 2020, many high yield bond issuers have pushed out debt maturities and enhanced balance sheet liquidity. The Fed has pledged its support to markets via low rates and continued quantitative easing, which will boost most fixed income markets. However, even with the Fed’s explicit support, the U.S. economy remains wobbly, as evidenced by various factors such as elevated unemployment and rising defaults in high yield. As November approaches, there will be increased focus on the U.S. elections. In short, we can say with conviction that uncertainty is quite high. Against this backdrop, we intend to maintain our bias toward securities that meet our standards for high quality, and to put a premium on safety and liquidity.

Semi-Annual Report | June 30, 2020 |	29

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

A fixed income fund focusing primarily on investment-grade quality bonds of intermediate maturity which provide income exempt from federal taxation.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager
Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTTAX)	2.60%	4.88%	4.73%	—	—	5.86%	1.93%	12/16/16
Institutional Class (WITAX)	2.69%	5.16%	4.89%	—	—	6.05%	2.08%	12/16/16
Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index	2.18%	4.18%	3.75%	—	—	4.31%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.89%, Net: 0.65%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.71%, Net: 0.50%

Asset Allocation (as of 6/30/20)

Revenue	67.1%
General Obligation	17.8%
Industrial	2.3%
Certificate Participation	1.3%
Local Authority	1.1%

Percentages are based on Total Net Assets.

Top Ten Holdings
(as of 6/30/20)

Foothill Eastern Transportation Corridor Agency Toll Road	8.0%
Virginia Small Business Financing Authority	5.9%
Central Platte Valley Metropolitan District	5.3%
Texas Transportation commission Central Texas Turnpike System	4.8%
Mid-Bay Bridge Authority	3.9%
Lower Colorado River Authority Texas Transmission Contract Revenue	2.8%
Hesperia California Community Redevelopment Agency Successor	2.8%
Colorado High Performance Transportation Enterprise	2.6%
Washington Higher Education Facilities Authority	2.5%
Wayne County Airport Authority	2.2%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 1.92% for the Retail Class and 2.04% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Municipal bond fund income may be subject to state and local income taxes and the alternative minimum tax. Capital gains, if any, will be subject to capital gains tax. Investments in municipal bonds are subject to interest rate risk, or the risk that the bonds will decline in value because of changes in market interest rates.

30	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview

In the fixed income markets, the first half of 2020 was defined by two distinct quarters. The first quarter was dominated by COVID-19 fears, which led the Federal Reserve (Fed) to unleash a massive stimulus effort designed to bolster markets. Buying a mix of Treasuries, mortgage-backed securities, agency securities, corporate bonds and bond ETFs, the Fed, under Chairman Jay Powell, has increased the size of its balance sheet in 2020 from approximately $4 trillion to more than $7 trillion. At the current pace of asset purchases, the Fed’s balance sheet will have grown more in less than one year than it did over the six-year expansionary period (2008-2014) under Chairman Ben Bernanke. Given the liquidity provided by the Fed’s purchases, risk assets performed very well in the second quarter.

Municipal bonds staged an impressive rally during the second quarter with the combination of rates falling and spread tightening. While this strong performance was certainly a respite from the chaos in the municipal markets during the first quarter, it also brought to the forefront several new concerns, namely low rates and a rocky credit environment.

Fund Performance

The Segall Bryant & Hamill Municipal Opportunities Fund (the “Fund”) returned 2.60% (retail class) for the first half of 2020, compared to the 2.18% return posted by its benchmark, the Bloomberg Barclays U.S. Municipal Bond 1-15 Year Index. While we viewed the sell-off during the first quarter with some concern, we used it as an opportunity to reposition the Fund by extending duration and taking new or larger positions in some of our favorite credit names. Our larger concern in March as municipal ratios hit all-time highs was a concern that wasn’t top of mind with many investors—zero rates. At that time, we felt we might be moving too quickly as the sell-off could have persisted much longer had it not been for the record-setting fiscal and monetary interventions. However, the market snapped back faster than investors had anticipated and the steps we took to reposition the Fund benefited overall Fund performance for the second quarter. In particular, the Fund’s performance relative to its benchmark was largely driven by our extension in credit duration, which had a strong rally during the quarter. We believe that our income advantage and credit selection will drive performance going forward.

Outlook & Positioning

The remainder of 2020 will be heavily influenced by the trajectory of COVID-19 and the impact it has on the reopening of cities and countries. The Fed has pledged its support to markets via low rates and continued quantitative easing which should boost most all fixed income markets. However, even with the Fed’s explicit support, the U.S. economy remains wobbly, as evidenced by various factors such as elevated unemployment and rising defaults in high yield. As November approaches, there will be increased focus on the U.S. elections. In short, we can say with conviction that uncertainty is quite high. Against this backdrop, we intend to maintain our bias toward securities that meet our standards for high quality, and to put a premium on safety and liquidity when investing.

Thank you for your interest and support.

Semi-Annual Report | June 30, 2020 |	31

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
June 30, 2020 (Unaudited)

Fund Strategy

A Colorado municipal bond fund focused on investment-grade quality bonds of intermediate maturity that provide federal and state tax-exempt income.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager
Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see index definitions beginning on page 38.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTCOX)	1.85%	3.87%	3.71%	3.38%	3.50%	4.51%	1.74%	6/1/91
Institutional Class (WICOX)	1.91%	3.98%	3.85%	3.50%	3.56%	4.53%	1.89%	4/29/16
Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index	2.18%	4.18%	3.75%	3.42%	3.59%	N/A
Bloomberg Barclays U.S. 10-Year Municipal Bond Index	2.47%	4.74%	4.37%	4.16%	4.47%	5.70%

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.72%, Net: 0.65%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.56%, Net: 0.50%

Asset Allocation (as of 6/30/20)

Revenue	56.2%
General Obligation	18.7%
Certificate Participation	18.7%
Local Authority	3.6%
Prerefunded	0.4%

Percentages are based on Total Net Assets.

Top Ten Holdings
(as of 6/30/20)

Colorado Educational & Cultural Facilities Authority	5.5%
Colorado Health Facilities Authority	4.1%
Regional Transportation District Colorado	4.0%
City & County of Denver Colorado	4.0%
Denver City & County School District No. 1 COP	3.7%
Berthoud Colorado COP	3.6%
Park Creek Metropolitan District	3.6%
Colorado School of Mines	3.3%
City & County of Denver Colorado	3.2%
Central Platte Valley Metropolitan District	3.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 1.72% for the Retail Class and 1.85% for the Institutional Class.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the Institutional Class shares prior to their inception is based on the performance of the Retail Class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2020 until at least April 30, 2021, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% and 0.50% for the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2021 without the approval of the Board of Trustees.

Segall Bryant & Hamill Colorado Tax Free Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

32	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
June 30, 2020 (Unaudited)

Manager Commentary

Market Overview

In the fixed income markets, the first half of 2020 was defined by two distinct quarters. The first quarter was dominated by COVID-19 fears, which led the Federal Reserve (Fed) to unleash a massive stimulus effort designed to bolster markets. Buying a mix of Treasuries, mortgage-backed securities, agency securities, corporate bonds and bond ETFs, the Fed, under Chairman Jay Powell, has increased the size of its balance sheet in 2020 from around $4 trillion to over $7 trillion. At the current pace of asset purchases, the Fed’s balance sheet will have grown more in less than one year than it did over the six-year expansionary period (2008-2014) under Chairman Ben Bernanke. Given the liquidity provided by the Fed’s purchases, risk assets performed very well in the second quarter.

Municipal bonds staged an impressive rally with the combination of rates falling and tightening of credit spreads. While the strong positive performance was certainly a respite from the pure chaos of the first quarter, it also brought to the forefront plenty of new concerns, namely low rates and a rocky credit environment.

Performance

The Segall Bryant & Hamill Colorado Tax Free Fund (the “Fund”) returned 1.85% (retail class) for the first half of 2020. This compares to the 2.18% return posted by its benchmark, the Bloomberg Barclays 1-15 Year Municipal Bond Index. The main driver of the Fund’s underperformance versus the benchmark was a rotation out of high-quality beta and into more spread and yield positions, as evidenced by the bulk of performance coming from price gains rather than income. We remain confident in the positioning moves we made in the Fund during the first half of 2020, as they were driven by our view that a strong income advantage will drive performance going forward.

Outlook and Positioning

The remainder of 2020 will be heavily influenced by the trajectory of COVID-19 and the impact it has on the re-opening of cities and countries. The Fed has pledged its support to markets via low rates and continued quantitative easing, which will boost most all fixed income markets. However, even with the Fed’s explicit support, the U.S. economy remains wobbly, as evidenced by various factors such as elevated unemployment and rising defaults in high yield. As November approaches, there will be increased focus on the U.S. elections. In short, we can say with conviction that uncertainty is quite high. Against this backdrop, we intend to maintain our bias toward securities we consider high quality, and to put a premium on safety and liquidity when investing.

Semi-Annual Report | June 30, 2020 |	33

Segall Bryant & Hamill Funds	Fund Expenses
June 30, 2020 (Unaudited)

Disclosure of Fund Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2020 and held until June 30, 2020.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Fund Expenses
June 30, 2020 (Unaudited)

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expense Ratio(a)	Expenses Paid During Period(b)
Segall Bryant & Hamill Small Cap Value Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 815.10	1.05%	$ 4.74
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.64	1.05%	$ 5.27
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 815.10	0.99%	$ 4.47
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.94	0.99%	$ 4.97

Segall Bryant & Hamill Small Cap Value Dividend Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 746.40	1.14%	$ 4.95
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.19	1.14%	$ 5.72
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 746.40	0.99%	$ 4.30
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.94	0.99%	$ 4.97

Segall Bryant & Hamill Small Cap Growth Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,080.50	1.13%	$ 5.85
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.24	1.13%	$ 5.67
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,081.00	0.99%	$ 5.12
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.94	0.99%	$ 4.97

Segall Bryant & Hamill Small Cap Core Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 944.00	1.14%	$ 5.51
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.19	1.14%	$ 5.72
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 945.00	0.99%	$ 4.79
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.94	0.99%	$ 4.97

Segall Bryant & Hamill Mid Cap Value Dividend Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 826.30	0.99%	$ 4.50
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.94	0.99%	$ 4.97
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 825.70	0.84%	$ 3.81
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.69	0.84%	$ 4.22

Segall Bryant & Hamill All Cap Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,020.60	0.96%	$ 4.82
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.09	0.96%	$ 4.82
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,021.20	0.84%	$ 4.22
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.69	0.84%	$ 4.22

Semi-Annual Report | June 30, 2020 |	35

Segall Bryant & Hamill Funds	Fund Expenses
June 30, 2020 (Unaudited)

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expense Ratio(a)	Expenses Paid During Period(b)
Segall Bryant & Hamill Emerging Markets Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 862.70	1.38%	$ 6.39
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.00	1.38%	$ 6.92
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 863.10	1.23%	$ 5.70
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.75	1.23%	$ 6.17

Segall Bryant & Hamill International Small Cap Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 761.20	1.18%	$ 5.17
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.00	1.18%	$ 5.92
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 762.20	1.03%	$ 4.51
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.74	1.03%	$ 5.17

Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 927.70	1.25%	$ 5.99
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.65	1.25%	$ 6.27
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 928.10	1.10%	$ 5.27
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.39	1.10%	$ 5.52

Segall Bryant & Hamill Global Large Cap Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 886.50	0.89%	$ 4.17
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.44	0.89%	$ 4.47
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 886.20	0.74%	$ 3.47
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.18	0.74%	$ 3.72

Segall Bryant & Hamill Workplace Equality Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 898.80	0.89%	$ 4.20
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.44	0.89%	$ 4.47
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 898.90	0.74%	$ 3.49
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.18	0.74%	$ 3.72

Segall Bryant & Hamill Short Term Plus Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,006.70	0.49%	$ 2.44
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.43	0.49%	$ 2.46
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,007.80	0.40%	$ 2.00
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.87	0.40%	$ 2.01

Segall Bryant & Hamill Plus Bond Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,054.80	0.55%	$ 2.81
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.13	0.55%	$ 2.77
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,055.30	0.40%	$ 2.04
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.87	0.40%	$ 2.01

36	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Fund Expenses
June 30, 2020 (Unaudited)

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expense Ratio(a)	Expenses Paid During Period(b)
Segall Bryant & Hamill Quality High Yield Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 988.30	0.85%	$ 4.20
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.64	0.85%	$ 4.27
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 990.00	0.70%	$ 3.46
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.38	0.70%	$ 3.52

Segall Bryant & Hamill Municipal Opportunities Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,026.00	0.65%	$ 3.27
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.63	0.65%	$ 3.27
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,026.90	0.50%	$ 2.52
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.38	0.50%	$ 2.51

Segall Bryant & Hamill Colorado Tax Free Fund
Retail
Based on Actual Fund Return	$ 1,000.00	$ 1,018.50	0.65%	$ 3.26
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.63	0.65%	$ 3.27
Institutional
Based on Actual Fund Return	$ 1,000.00	$ 1,019.10	0.50%	$ 2.51
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.38	0.50%	$ 2.51

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, muliplied by 182/366 (to reflect the one-half year period).

Semi-Annual Report | June 30, 2020 |	37

Segall Bryant & Hamill Funds	Important Disclosures
June 30, 2020 (Unaudited)

INDEX DEFINITIONS AND DISCLOSURES

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Bloomberg Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index measures the performance of investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) general obligation and revenue bonds with maturities ranging from 1 to 17 years. It is a broad index that is representative of the tax-exempt bond market.

The Bloomberg Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Bloomberg Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index is an unmanaged index that is comprised of predominantly US High Yield Corporate Bonds and a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The weighting of index constituents is limited to a maximum 2%.

The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index includes medium and larger issues of U.S. government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities of between one and three years.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 4,233 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. MSCI Inc. launched the MSCI ACWI ex USA Small Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance.

The MSCI EAFE Small Cap Index measures small cap representation across Developed Markets countries around the world, excluding the US and Canada. It is maintained by MSCI Barra, a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and the Far East.

The MSCI Emerging Markets Index measures equity market performance of emerging markets, which consists of the following 23 emerging market indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,632 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

38	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Important Disclosures
June 30, 2020 (Unaudited)

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

Bloomberg Barclays U.S. is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Segall Bryant & Hamill’s presentation thereof.

MSCI Inc. is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Segall Bryant & Hamill’s presentation thereof.

FTSE Russell is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Segall Bryant & Hamill’s presentation thereof.

TOP 5/BOTTOM 5 STOCK PERFORMANCE CALCULATION METHODOLOGY

The calculation methodology used to construct this table took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the measurement period, and the table reflects consistently the results of the calculation. The calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the total investments) of each holding multiplied by the rate of return for that holding during the period ended June 30, 2020.

DEFINITION OF TERMS

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Bond Rating Categories:

●	AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

●	AA+: An obligation rated “AA+” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●	AA: An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

●

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

●

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

●

Below BBB: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated “BB” or below are commonly referred to as “junk” bonds.

●	Non-Rated: These bonds are not rated.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Credit Spread: The difference in yield between two bonds of similar maturity, but different credit quality.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Semi-Annual Report | June 30, 2020 |	39

Segall Bryant & Hamill Funds	Important Disclosures
June 30, 2020 (Unaudited)

Emerging Markets: Segall Bryant & Hamill Funds consider emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time.

Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds.

OPEC: Is the Organization of the Petroleum Exporting Countries.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk-Adjusted Return: Is a measure of return that incorporates the value of risk involved in the return of an investment. It is intended to help investors compare the returns of investments with varying levels of risk. Risk-adjusted return can be applied to individual securities, mutual funds and portfolios.

Risk On, Risk Off: A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

40	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 92.0%
Consumer Discretionary — 4.8%
Consumer Durables & Apparel — 1.4%
Gildan Activewear, Inc. (Canada)	74,651	$1,156,344
Under Armour, Inc. - Class A (a)	205,834	2,004,823
		3,161,167
Consumer Services — 2.0%
Jack in the Box, Inc.	26,376	1,954,198
Papa John’s International, Inc.	32,043	2,544,535
Red Lion Hotels Corp. (a)	28,395	66,160
		4,564,893
Retailing — 1.4%
Core-Mark Holding Co., Inc.	79,497	1,983,848
Quotient Technology, Inc. (a)	184,005	1,346,916
		3,330,764
Consumer Staples — 7.0%
Food, Beverage & Tobacco — 7.0%
Hain Celestial Group, Inc. (The) (a)	317,776	10,013,122
Pilgrim’s Pride Corp. (a)	78,359	1,323,484
TreeHouse Foods, Inc. (a)	108,864	4,768,243
		16,104,849
Energy — 3.3%
Energy — 3.3%
Helmerich & Payne, Inc.	68,774	1,341,781
NexTier Oilfield Solutions, Inc. (a)	235,008	575,769
Parsley Energy, Inc. - Class A	124,676	1,331,540
PDC Energy, Inc. (a)	136,080	1,692,835
WPX Energy, Inc. (a)	396,205	2,527,788
		7,469,713
Financials — 13.2%
Banks — 13.2%
Community Bank System, Inc.	44,987	2,565,159
Enterprise Financial Services Corp.	71,643	2,229,530
First Busey Corp.	106,905	1,993,778
Glacier Bancorp, Inc.	30,084	1,061,664
Investors Bancorp, Inc.	239,626	2,036,821
Lakeland Financial Corp.	73,742	3,435,640
National Bank Holdings Corp. - Class A	133,211	3,596,697
Renasant Corp.	102,357	2,548,689
Seacoast Banking Corp. of Florida (a)	161,057	3,285,563
Umpqua Holdings Corp.	290,140	3,087,090
United Community Banks, Inc.	135,240	2,721,029
WesBanco, Inc.	83,542	1,696,738
		30,258,398
Health Care — 11.1%
Healthcare Equipment & Services — 10.6%
AngioDynamics, Inc. (a)	65,276	663,857
Chembio Diagnostics, Inc. (a)	105,296	342,212
ICU Medical, Inc. (a)	17,631	3,249,570
Magellan Health, Inc. (a)	82,487	6,019,901
MEDNAX, Inc. (a)	250,610	4,285,431
Orthofix Medical, Inc. (a)	303,153	9,700,896
		24,261,867

	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences — 0.5%
Alkermes PLC (Ireland) (a)	60,239	$1,168,938

Industrials — 17.0%
Capital Goods — 16.5%
AAR Corp.	23,718	490,251
Astec Industries, Inc.	67,095	3,107,169
AZZ, Inc.	63,947	2,194,661
CIRCOR International, Inc. (a)	83,187	2,119,605
Columbus McKinnon Corp.	91,233	3,051,744
EnerSys	40,369	2,598,956
Manitowoc Co., Inc. (The) (a)	140,417	1,527,737
Quanex Building Products Corp.	165,954	2,303,442
Regal Beloit Corp.	140,207	12,242,875
SPX Corp. (a)	139,963	5,759,477
Sterling Construction Co., Inc. (a)	221,925	2,323,555
		37,719,472
Commercial & Professional Services — 0.5%
Huron Consulting Group, Inc. (a)	27,496	1,216,698

Information Technology — 17.4%
Software & Services — 7.0%
CommVault Systems, Inc. (a)	63,597	2,461,204
Conduent, Inc. (a)	231,090	552,305
CSG Systems International, Inc.	45,197	1,870,704
FireEye, Inc. (a)	197,788	2,408,069
Progress Software Corp.	225,563	8,740,566
		16,032,848
Technology Hardware & Equipment — 10.4%
Belden, Inc.	59,959	1,951,665
FARO Technologies, Inc. (a)	135,100	7,241,360
FLIR Systems, Inc.	53,960	2,189,157
NCR Corp. (a)	627,539	10,868,976
Sierra Wireless, Inc. (Canada) (a)	166,444	1,494,667
		23,745,825
Materials — 7.3%
Materials — 7.3%
Coeur Mining, Inc. (a)	114,951	583,951
Compass Minerals International, Inc.	86,265	4,205,419
Ferro Corp. (a)	164,905	1,968,966
P.H. Glatfelter Co.	291,049	4,671,336
Schnitzer Steel Industries, Inc. - Class A	125,851	2,220,011
Silgan Holdings, Inc.	94,871	3,072,872
		16,722,555
Real Estate — 7.1%
Real Estate — 7.1%
Columbia Property Trust, Inc.	45,197	593,889
Cousins Properties, Inc.	35,122	1,047,689
Empire State Realty Trust, Inc. - Class A	174,280	1,219,960
Equity Commonwealth	338,274	10,892,423
Physicians Realty Trust	139,858	2,450,312
		16,204,273

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	41

Segall Bryant & Hamill Small Cap Value Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Utilities — 3.8%
Utilities — 3.8%
ALLETE, Inc.	45,082	$2,461,928
California Water Service Group	43,517	2,075,761
New Jersey Resources Corp.	64,577	2,108,439
PNM Resources, Inc.	52,616	2,022,559
		8,668,687
Investments at Value — 92.0% (Cost $210,357,502)		$210,630,947

Other Assets in Excess of Liabilities — 8.0%		18,427,418

Net Assets — 100.0%		$229,058,365

(a)	Non-income producing security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

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Segall Bryant & Hamill Small Cap Value Dividend Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.1%
Consumer Discretionary — 6.7%
Consumer Durables & Apparel — 2.4%
Callaway Golf Co.	24,430	$427,769
M.D.C. Holdings, Inc.	9,920	354,144
Wolverine World Wide, Inc.	25,290	602,155
		1,384,068
Consumer Services — 0.9%
Graham Holdings Co. - Class B	1,566	536,622

Retailing — 3.4%
Aaron’s, Inc.	22,684	1,029,854
Winmark Corp.	5,560	952,094
		1,981,948
Consumer Staples — 3.2%
Food & Staples Retailing — 0.5%
Natural Grocers by Vitamin Cottage, Inc.	19,460	289,565

Food, Beverage & Tobacco — 2.7%
Fresh Del Monte Produce, Inc. (Cayman Islands)	23,940	589,403
John B. Sanfilippo & Son, Inc.	11,790	1,006,040
		1,595,443
Energy — 3.7%
Energy — 3.7%
CVR Energy, Inc.	47,270	950,600
Enerplus Corp. (Canada)	150,081	424,729
Scorpio Tankers, Inc.	26,360	337,671
Solaris Oilfield Infrastructure, Inc. - Class A	59,273	439,806
		2,152,806
Financials — 24.3%
Banks — 15.8%
Atlantic Union Bancshares Corp.	39,208	908,057
F.N.B. Corp.	59,976	449,820
First Interstate BancSystem, Inc. - Class A	27,268	844,217
Glacier Bancorp, Inc.	24,895	878,545
Independent Bank Corp.	14,702	986,357
Independent Bank Group, Inc.	17,570	711,936
Lakeland Financial Corp.	16,815	783,411
OceanFirst Financial Corp.	24,794	437,118
Radian Group, Inc.	60,350	936,029
Sandy Spring Bancorp, Inc.	23,684	586,890
Umpqua Holdings Corp.	33,478	356,206
Washington Federal, Inc.	22,577	605,967
Wintrust Financial Corp.	17,023	742,543
		9,227,096
Diversified Financials — 3.0%
FirstCash, Inc.	9,550	644,434
Houlihan Lokey, Inc.	10,260	570,866
SLM Corp.	74,549	524,080
		1,739,380

	Shares	Value
Insurance — 5.5%
Argo Group International Holdings, Ltd. (Bermuda)	13,687	$476,718
Axis Capital Holdings, Ltd. (Bermuda)	29,954	1,214,934
Hanover Insurance Group, Inc. (The)	8,498	861,102
Horace Mann Educators Corp.	18,001	661,177
		3,213,931
Health Care — 5.1%
Healthcare Equipment & Services — 4.1%
Ensign Group, Inc. (The)	29,535	1,236,040
LeMaitre Vascular, Inc.	33,370	880,968
U.S. Physical Therapy, Inc.	3,410	276,278
		2,393,286
Pharmaceuticals, Biotechnology & Life Sciences — 1.0%
Phibro Animal Health Corp. - Class A	21,805	572,817

Industrials — 13.7%
Capital Goods — 8.5%
AAR Corp.	13,620	281,525
BWX Technologies, Inc.	7,460	422,534
Crane Co.	25,667	1,526,160
Encore Wire Corp.	12,530	611,715
EnerSys	19,726	1,269,960
Mueller Water Products, Inc. - Class A	92,247	869,889
		4,981,783
Commercial & Professional Services — 3.4%
Barrett Business Services, Inc.	20,241	1,075,405
ICF International, Inc.	13,970	905,675
		1,981,080
Transportation — 1.8%
Forward Air Corp.	20,650	1,028,783

Information Technology — 11.6%
Semiconductors & Semiconductor Equipment — 1.5%
Brooks Automation, Inc.	20,330	899,399

Software & Services — 6.4%
EVERTEC, Inc.	46,350	1,302,435
MAXIMUS, Inc.	15,719	1,107,404
TTEC Holdings, Inc.	27,699	1,289,665
		3,699,504
Technology Hardware & Equipment — 3.7%
Benchmark Electronics, Inc.	28,100	606,960
InterDigital, Inc.	27,504	1,557,552
		2,164,512
Materials — 7.3%
Materials — 7.3%
Graphic Packaging Holding Co.	58,471	818,009
Huntsman Corp.	31,883	572,938
Louisiana-Pacific Corp.	36,110	926,222
Pan American Silver Corp. (Canada)	32,660	992,537
Silgan Holdings, Inc.	28,930	937,043
		4,246,749

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	43

Segall Bryant & Hamill Small Cap Value Dividend Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Real Estate — 12.4%
Real Estate — 12.4%
Agree Realty Corp.	3,780	$248,384
Investors Real Estate Trust	11,355	800,414
National Storage Affiliates Trust	14,540	416,716
Outfront Media, Inc.	37,955	537,822
Physicians Realty Trust	80,676	1,413,443
QTS Realty Trust, Inc. - Class A	19,249	1,233,668
Rayonier, Inc.	12,240	303,430
Rexford Industrial Realty, Inc.	19,885	823,836
STAG Industrial, Inc.	49,365	1,447,382
		7,225,095
Utilities — 8.1%
Utilities — 8.1%
ALLETE, Inc.	22,336	1,219,769
Atlantica Sustainable Infrastructure PLC (United Kingdom)	48,506	1,411,525
Black Hills Corp.	25,890	1,466,927
PNM Resources, Inc.	15,250	586,210
		4,684,431
Investments at Value — 96.1% (Cost $58,275,747)		$55,998,298

Other Assets in Excess of Liabilities — 3.9%		2,260,583

Net Assets — 100.0%		$58,258,881

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

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Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.5%
Communication Services — 2.4%
Media & Entertainment — 1.3%
Eventbrite, Inc. - Class A (a)	33,148	$284,078
New York Times Co. (The) - Class A	17,617	740,443
		1,024,521
Telecommunication Services — 1.1%
Cogent Communications Holdings, Inc.	10,785	834,327

Consumer Discretionary — 12.2%
Automobiles & Components — 1.7%
Fox Factory Holding Corp. (a)	15,345	1,267,650

Consumer Durables & Apparel — 0.7%
Callaway Golf Co.	29,865	522,936

Consumer Services — 6.8%
Bright Horizons Family Solutions, Inc. (a)	14,108	1,653,458
Churchill Downs, Inc.	11,286	1,502,731
Shake Shack, Inc. - Class A (a)	15,385	815,097
Vail Resorts, Inc.	3,072	559,565
Wingstop, Inc.	4,890	679,563
		5,210,414
Retailing — 3.0%
Ollie’s Bargain Outlet Holdings, Inc. (a)	12,224	1,193,674
Revolve Group, Inc. (a)	20,455	303,961
RH (a)	3,282	816,890
		2,314,525
Consumer Staples — 0.5%
Food, Beverage & Tobacco — 0.5%
Simply Good Foods Co. (The) (a)	19,800	367,884

Financials — 10.6%
Banks — 1.2%
Bank OZK	14,245	334,330
Eagle Bancorp, Inc.	18,183	595,494
		929,824
Diversified Financials — 4.2%
Evercore, Inc. - Class A	7,066	416,329
Focus Financial Partners, Inc. - Class A (a)	19,533	645,566
Hamilton Lane, Inc. - Class A	12,798	862,201
Houlihan Lokey, Inc.	12,182	677,806
LendingTree, Inc. (a)	2,037	589,773
		3,191,675
Insurance — 5.2%
AMERISAFE, Inc.	7,597	464,632
Goosehead Insurance, Inc. - Class A (a)	29,283	2,200,910
Trupanion, Inc. (a)	30,553	1,304,308
		3,969,850
Health Care — 25.1%
Healthcare Equipment & Services — 13.5%
Addus HomeCare Corp. (a)	14,102	1,305,281
Amedisys, Inc. (a)	9,128	1,812,273
BioTelemetry, Inc. (a)	12,693	573,597

	Shares	Value
Healthcare Equipment & Services (continued)
Cardiovascular Systems, Inc. (a)	22,667	$715,144
CONMED Corp.	10,320	742,937
Globus Medical, Inc. - Class A (a)	27,084	1,292,178
Inspire Medical Systems, Inc. (a)	10,179	885,776
Integra LifeSciences Holdings Corp. (a)	13,713	644,374
LivaNova PLC (United Kingdom) (a)	9,322	448,668
Omnicell, Inc. (a)	14,617	1,032,252
Silk Road Medical, Inc. (a)	21,617	905,536
		10,358,016
Pharmaceuticals, Biotechnology & Life Sciences — 11.6%
Adaptive Biotechnologies Corp. (a)	23,000	1,112,740
Amicus Therapeutics, Inc. (a)	45,041	679,218
Blueprint Medicines Corp. (a)	9,750	760,500
Catalent, Inc. (a)	11,308	828,876
Fate Therapeutics, Inc. (a)	17,120	587,387
Natera, Inc. (a)	25,350	1,263,951
Pacira BioSciences, Inc. (a)	12,823	672,823
PRA Health Sciences, Inc. (a)	8,150	792,914
Turning Point Therapeutics, Inc. (a)	11,979	773,724
Twist Bioscience Corp. (a)	15,608	707,043
Xencor, Inc. (a)	21,080	682,781
		8,861,957
Industrials — 17.5%
Capital Goods — 11.0%
AeroVironment, Inc. (a)	8,279	659,257
Generac Holdings, Inc. (a)	14,407	1,756,645
Hexcel Corp.	24,740	1,118,743
John Bean Technologies Corp.	8,263	710,783
Mercury Systems, Inc. (a)	12,823	1,008,657
Proto Labs, Inc. (a)	8,004	900,210
TPI Composites, Inc. (a)	36,786	859,689
Trex Co., Inc. (a)	10,769	1,400,724
		8,414,708
Commercial & Professional Services — 5.5%
ASGN, Inc. (a)	11,642	776,289
Huron Consulting Group, Inc. (a)	19,121	846,104
Ritchie Bros. Auctioneers, Inc. (Canada)	28,176	1,150,990
Tetra Tech, Inc.	7,036	556,688
Upwork, Inc. (a)	64,433	930,412
		4,260,483
Transportation — 1.0%
Saia, Inc. (a)	6,945	772,145

Information Technology — 21.6%
Semiconductors & Semiconductor Equipment — 9.1%
Entegris, Inc.	22,549	1,331,518
Inphi Corp. (a)	13,097	1,538,898
Monolithic Power Systems, Inc.	4,177	989,949
Onto Innovation, Inc. (a)	24,723	841,571
Power Integrations, Inc.	7,293	861,522
Silicon Laboratories, Inc. (a)	13,971	1,400,872
		6,964,330
Software & Services — 11.3%
Anaplan, Inc. (a)	12,984	588,305

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	45

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Software & Services (continued)
Endava PLC (United Kingdom) (a)	18,490	$893,067
Envestnet, Inc. (a)	21,206	1,559,489
Everbridge, Inc. (a)	5,255	727,082
Globant S.A. (Luxembourg) (a)	13,696	2,052,346
MAXIMUS, Inc.	17,536	1,235,411
RealPage, Inc. (a)	9,823	638,593
Zendesk, Inc. (a)	11,497	1,017,829
		8,712,122
Technology Hardware & Equipment — 1.2%
Novanta, Inc. (Canada) (a)	8,554	913,311

Materials — 3.1%
Materials — 3.1%
Ingevity Corp. (a)	15,935	837,703
Innospec, Inc.	7,600	587,100
Livent Corp. (a)	50,077	308,474
PolyOne Corp.	24,206	634,924
		2,368,201
Real Estate — 3.5%
Real Estate — 3.5%
Americold Realty Trust	22,120	802,956
QTS Realty Trust, Inc. - Class A	24,069	1,542,582
Terreno Realty Corp.	6,524	343,424
		2,688,962
Investments at Value — 96.5% (Cost $56,421,111)		$73,947,841

Other Assets in Excess of Liabilities — 3.5%		2,694,352

Net Assets — 100.0%		$76,642,193

(a)	Non-income producing security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

46	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Core Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 93.3%
Consumer Discretionary — 11.1%
Automobiles & Components — 3.2%
Dorman Products, Inc. (a)	7,079	$474,788
Fox Factory Holding Corp. (a)	7,139	589,753
Stoneridge, Inc. (a)	7,436	153,628
		1,218,169
Consumer Durables & Apparel — 2.8%
Columbia Sportswear Co.	2,369	190,894
Steven Madden, Ltd.	6,017	148,560
Universal Electronics, Inc. (a)	9,750	456,495
Wolverine World Wide, Inc.	11,135	265,124
		1,061,073
Consumer Services — 2.9%
Choice Hotels International, Inc.	3,443	271,653
Churchill Downs, Inc.	2,593	345,258
Jack in the Box, Inc.	3,229	239,237
Texas Roadhouse, Inc.	4,687	246,395
		1,102,543
Retailing — 2.2%
Children’s Place, Inc. (The)	5,286	197,802
Core-Mark Holding Co., Inc.	12,575	313,809
Five Below, Inc. (a)	2,807	300,097
		811,708
Consumer Staples — 5.2%
Food, Beverage & Tobacco — 5.2%
Hain Celestial Group, Inc. (The) (a)	43,654	1,375,538
Lancaster Colony Corp.	2,082	322,689
TreeHouse Foods, Inc. (a)	6,168	270,158
		1,968,385
Energy — 1.6%
Energy — 1.6%
PDC Energy, Inc. (a)	8,277	102,966
World Fuel Services Corp.	11,158	287,430
WPX Energy, Inc. (a)	34,641	221,010
		611,406
Financials — 6.5%
Banks — 6.5%
Ameris Bancorp	15,593	367,839
Glacier Bancorp, Inc.	11,871	418,927
IBERIABANK Corp.	3,596	163,762
Lakeland Financial Corp.	11,036	514,167
Seacoast Banking Corp. of Florida (a)	18,823	383,989
South State Corp.	6,495	309,552
United Bankshares, Inc.	10,792	298,507
		2,456,743
Health Care — 15.1%
Healthcare Equipment & Services — 9.3%
Amedisys, Inc. (a)	2,697	535,462
AngioDynamics, Inc. (a)	12,703	129,190
Encompass Health Corp.	7,281	450,912
Globus Medical, Inc. - Class A (a)	8,972	428,054
Haemonetics Corp. (a)	3,554	318,296
Insulet Corp. (a)	3,067	595,795
Integra LifeSciences Holdings Corp. (a)	7,750	364,173

	Shares	Value
Healthcare Equipment & Services (continued)
NuVasive, Inc. (a)	4,189	$233,160
Orthofix Medical, Inc. (a)	14,466	462,912
		3,517,954
Pharmaceuticals, Biotechnology & Life Sciences — 5.8%
Bio-Rad Laboratories, Inc. - Class A (a)	1,496	675,429
Bio-Techne Corp.	1,503	396,897
Horizon Therapeutics PLC (a)	13,442	747,106
NeoGenomics, Inc. (a)	13,017	403,267
		2,222,699
Industrials — 21.2%
Capital Goods — 15.7%
Armstrong World Industries, Inc.	5,364	418,177
BWX Technologies, Inc.	11,552	654,305
Carlisle Cos., Inc.	4,916	588,298
Columbus McKinnon Corp.	9,758	326,405
EnerSys	9,273	596,996
Granite Construction, Inc.	5,544	106,112
IDEX Corp.	1,884	297,747
ITT, Inc.	8,880	521,611
MSC Industrial Direct Co., Inc. - Class A	6,445	469,261
RBC Bearings, Inc. (a)	1,176	157,631
Regal Beloit Corp.	4,968	433,806
Rexnord Corp.	15,546	453,166
SPX Corp. (a)	12,631	519,766
UFP Industries, Inc.	8,536	422,617
		5,965,898
Commercial & Professional Services — 3.2%
Casella Waste Systems, Inc. - Class A (a)	12,622	657,859
Healthcare Services Group, Inc.	10,137	247,951
Tetra Tech, Inc.	3,688	291,794
		1,197,604
Transportation — 2.3%
Allegiant Travel Co.	2,892	315,835
Forward Air Corp.	4,842	241,229
Hub Group, Inc. - Class A (a)	6,620	316,833
		873,897
Information Technology — 23.4%
Semiconductors & Semiconductor Equipment — 4.8%
Advanced Energy Industries, Inc. (a)	8,328	564,555
Entegris, Inc.	13,086	772,728
Lattice Semiconductor Corp. (a)	17,822	505,967
		1,843,250
Software & Services — 15.7%
Anaplan, Inc. (a)	5,801	262,843
BlackLine, Inc. (a)	9,269	768,493
Everbridge, Inc. (a)	2,490	344,516
Five9, Inc. (a)	9,150	1,012,631
Model N, Inc. (a)	22,066	767,014
New Relic, Inc. (a)	3,945	271,811
Pegasystems, Inc.	7,401	748,759
Proofpoint, Inc. (a)	4,722	524,709
RealPage, Inc. (a)	9,116	592,631
WNS Holdings, Ltd. ADR (Jersey) (a)	6,991	384,365
Workiva, Inc. (a)	4,970	265,845
		5,943,617

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	47

Segall Bryant & Hamill Small Cap Core Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Technology Hardware & Equipment — 2.9%
Coherent, Inc. (a)	2,055	$269,164
FARO Technologies, Inc. (a)	3,567	191,191
Pure Storage, Inc. - Class A (a)	36,835	638,351
		1,098,706
Materials — 5.5%
Materials — 5.5%
Berry Global Group, Inc. (a)	10,191	451,665
Compass Minerals International, Inc.	7,760	378,300
Ferro Corp. (a)	17,511	209,082
Ingevity Corp. (a)	4,530	238,142
Quaker Chemical Corp.	2,751	510,723
Silgan Holdings, Inc.	9,459	306,377
		2,094,289
Real Estate — 3.7%
Real Estate — 3.7%
Americold Realty Trust	14,032	509,361
Equity Commonwealth	27,228	876,742
		1,386,103
Investments at Value — 93.3% (Cost $29,007,549)		$35,374,044

Other Assets in Excess of Liabilities — 6.7%		2,527,795

Net Assets — 100.0%		$37,901,839

(a)	Non-income producing security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

48	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 98.2%
Communication Services — 2.4%
Telecommunication Services — 2.4%
TELUS Corp. (Canada)	39,859	$668,435

Consumer Discretionary — 8.8%
Consumer Durables & Apparel — 5.3%
D.R. Horton, Inc.	7,214	400,016
Garmin, Ltd. (Switzerland)	4,713	459,518
Hasbro, Inc.	5,756	431,412
VF Corp.	2,270	138,334
		1,429,280
Retailing — 3.5%
Aaron’s, Inc.	13,106	595,012
Ross Stores, Inc.	4,306	367,044
		962,056
Consumer Staples — 4.5%
Food, Beverage & Tobacco — 3.0%
Constellation Brands, Inc. - Class A	768	134,362
Lamb Weston Holdings, Inc.	6,692	427,819
Tyson Foods, Inc. - Class A	4,216	251,737
		813,918
Household & Personal Products — 1.5%
Church & Dwight Co., Inc.	5,433	419,971

Energy — 3.7%
Energy — 3.7%
Diamondback Energy, Inc.	5,149	215,331
Enerplus Corp. (Canada)	115,121	325,792
Valero Energy Corp.	7,968	468,678
		1,009,801
Financials — 12.9%
Banks — 5.0%
BOK Financial Corp.	6,754	381,196
Investors Bancorp, Inc.	42,244	359,074
M&T Bank Corp.	2,117	220,104
People’s United Financial, Inc.	33,516	387,780
		1,348,154
Diversified Financial Services — 1.0%
Voya Financial, Inc.	5,830	271,970

Insurance — 6.9%
Allstate Corp. (The)	5,345	518,412
Axis Capital Holdings, Ltd. (Bermuda)	13,491	547,195
Berkley (W.R.) Corp.	4,903	280,893
Hartford Financial Services Group, Inc. (The)	14,079	542,745
		1,889,245
Health Care — 6.8%
Healthcare Equipment & Services — 4.6%
AmerisourceBergen Corp.	2,667	268,754
Cerner Corp.	6,556	449,414
Quest Diagnostics, Inc.	4,588	522,848
		1,241,016

	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences — 2.2%
Grifols S.A. ADR (Spain)	33,337	$608,067

Industrials — 15.4%
Capital Goods — 7.9%
BWX Technologies, Inc.	4,790	271,306
CAE, Inc. (Canada)	15,686	253,957
Crane Co.	9,720	577,951
ITT, Inc.	4,720	277,253
Oshkosh Corp.	6,744	483,005
Snap-on, Inc.	2,032	281,452
		2,144,924
Commercial & Professional Services — 2.5%
Republic Services, Inc.	8,260	677,733

Transportation — 5.0%
Kansas City Southern	4,405	657,622
Knight-Swift Transportation Holdings, Inc.	9,137	381,104
Landstar System, Inc.	3,041	341,535
		1,380,261
Information Technology — 13.0%
Semiconductors & Semiconductor Equipment — 2.7%
MKS Instruments, Inc.	2,335	264,416
NXP Semiconductors N.V. (Netherlands)	4,055	462,432
		726,848
Software & Services — 6.8%
Citrix Systems, Inc.	857	126,759
Cognizant Technology Solutions Corp. - Class A	2,273	129,152
EVERTEC, Inc.	11,714	329,163
Genpact, Ltd. (Bermuda)	14,038	512,668
MAXIMUS, Inc.	7,634	537,815
Pegasystems, Inc.	2,103	212,761
		1,848,318
Technology Hardware & Equipment — 3.5%
Dolby Laboratories, Inc. - Class A	4,127	271,845
InterDigital, Inc.	12,165	688,904
		960,749
Materials — 5.4%
Materials — 5.4%
Graphic Packaging Holding Co.	24,262	339,425
Huntsman Corp.	15,233	273,737
Pan American Silver Corp. (Canada)	14,390	437,312
Steel Dynamics, Inc.	16,673	434,999
		1,485,473
Real Estate — 13.1%
Real Estate — 13.1%
Americold Realty Trust	26,436	959,627
CyrusOne, Inc.	9,412	684,723
Invitation Homes, Inc.	18,043	496,724
Physicians Realty Trust	15,418	270,123
Rexford Industrial Realty, Inc.	8,224	340,720

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	49

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Real Estate (continued)
SBA Communications Corp.	455	$135,554
Sun Communities, Inc.	4,990	677,043
		3,564,514
Utilities — 12.2%
Utilities — 12.2%
ALLETE, Inc.	6,234	340,439
Alliant Energy Corp.	7,526	360,044
Atmos Energy Corp.	2,396	238,594
Pinnacle West Capital Corp.	6,679	489,504
Public Service Enterprise Group, Inc.	10,108	496,909
UGI Corp.	12,842	408,376
Vistra Energy Corp.	33,554	624,775
Xcel Energy, Inc.	6,137	383,562
		3,342,203
Investments at Value — 98.2% (Cost $25,982,885)		$26,792,936

Other Assets in Excess of Liabilities — 1.8%		495,533

Net Assets — 100.0%		$27,288,469

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

50	| www.sbhfunds.com

Segall Bryant & Hamill All Cap Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.6%
Communication Services — 5.8%
Media & Entertainment — 5.8%
Alphabet, Inc. - Class C (a)	2,641	$3,733,344
Cable One, Inc.	1,389	2,465,266
Comcast Corp. - Class A	34,414	1,341,458
		7,540,068
Consumer Discretionary — 13.0%
Consumer Durables & Apparel — 2.3%
Hasbro, Inc.	18,247	1,367,613
VF Corp.	24,974	1,521,915
		2,889,528
Retailing — 10.7%
Amazon.com, Inc. (a)	2,149	5,928,704
Home Depot, Inc. (The)	7,367	1,845,507
Ollie’s Bargain Outlet Holdings, Inc. (a)	18,165	1,773,812
O’Reilly Automotive, Inc. (a)	5,090	2,146,301
TJX Cos., Inc. (The)	42,045	2,125,795
		13,820,119
Consumer Staples — 6.0%
Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	5,207	1,578,815

Food, Beverage & Tobacco — 2.4%
Lamb Weston Holdings, Inc.	19,755	1,262,937
Mondelēz International, Inc. - Class A	36,202	1,851,008
		3,113,945
Household & Personal Products — 2.4%
Clorox Co. (The)	6,012	1,318,852
Estée Lauder Cos., Inc. (The) - Class A	9,292	1,753,215
		3,072,067
Energy — 0.9%
Energy — 0.9%
Noble Energy, Inc.	123,557	1,107,071

Financials — 12.5%
Banks — 4.2%
First Republic Bank	16,780	1,778,512
JPMorgan Chase & Co.	25,122	2,362,975
Signature Bank	11,483	1,227,763
		5,369,250
Diversified Financials — 4.4%
Ares Management Corp. - Class A	55,277	2,194,497
Berkshire Hathaway, Inc. - Class B (a)	7,756	1,384,523
S&P Global, Inc.	6,512	2,145,574
		5,724,594
Insurance — 3.9%
Aon PLC - Class A (Ireland)	10,724	2,065,442
Globe Life, Inc.	23,173	1,720,132
Reinsurance Group of America, Inc.	14,935	1,171,502
		4,957,076

	Shares	Value
Health Care — 19.7%
Healthcare Equipment & Services — 9.8%
Abbott Laboratories	19,636	$1,795,320
Alcon, Inc. (Switzerland) (a)	33,645	1,928,531
Baxter International, Inc.	23,542	2,026,966
Danaher Corp.	15,071	2,665,005
Hologic, Inc. (a)	27,460	1,565,220
UnitedHealth Group, Inc.	9,114	2,688,174
		12,669,216
Pharmaceuticals, Biotechnology & Life Sciences — 9.9%
Bio-Techne Corp.	5,928	1,565,407
Catalent, Inc. (a)	26,038	1,908,585
Charles River Laboratories International, Inc. (a)	8,828	1,539,162
Mettler-Toledo International, Inc. (a)	1,992	1,604,656
Novartis A.G. ADR (Switzerland)	21,971	1,918,947
Thermo Fisher Scientific, Inc.	5,414	1,961,709
Zoetis, Inc.	16,006	2,193,462
		12,691,928
Industrials — 9.2%
Capital Goods — 4.9%
L3Harris Technologies, Inc.	8,382	1,422,174
Quanta Services, Inc.	67,448	2,645,985
Roper Technologies, Inc.	5,666	2,199,881
		6,268,040
Commercial & Professional Services — 3.1%
Cintas Corp.	6,581	1,752,915
IHS Markit, Ltd.	30,394	2,294,747
		4,047,662
Transportation — 1.2%
Kansas City Southern	10,410	1,554,109

Information Technology — 23.4%
Semiconductors & Semiconductor Equipment — 5.7%
Marvell Technology Group, Ltd. (Bermuda)	100,568	3,525,914
Monolithic Power Systems, Inc.	9,204	2,181,348
NXP Semiconductors N.V. (Netherlands)	14,799	1,687,678
		7,394,940
Software & Services — 13.7%
Adobe, Inc. (a)	6,641	2,890,894
Guidewire Software, Inc. (a)	16,574	1,837,228
Microsoft Corp.	31,568	6,424,404
ServiceNow, Inc. (a)	7,085	2,869,850
Visa, Inc. - Class A	18,545	3,582,337
		17,604,713
Technology Hardware & Equipment — 4.0%
Apple, Inc.	7,205	2,628,384
Zebra Technologies Corp. - Class A (a)	9,700	2,482,715
		5,111,099

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	51

Segall Bryant & Hamill All Cap Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Materials — 6.1%
Materials — 6.1%
Avery Dennison Corp.	15,617	$1,781,744
FMC Corp.	27,602	2,749,711
Franco-Nevada Corp. (Canada)	14,459	2,019,055
Sherwin-Williams Co. (The)	2,239	1,293,806
		7,844,316
Investments at Value — 96.6% (Cost $88,305,929)		$124,358,556

Other Assets in Excess of Liabilities — 3.4%		4,427,277

Net Assets — 100.0%		$128,785,833

(a)	Non-income producing security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

52	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.2%
Communication Services — 6.3%
Media & Entertainment — 1.2%
BAIOO Family Interactive, Ltd. (China)	382,000	$48,987
Chinese Universe Publishing and Media Group Co., Ltd. - Class A (China)	50,800	85,029
Jagran Prakashan, Ltd. (India)	43,811	22,946
NetDragon Websoft Holdings, Ltd. (China)	48,500	136,765
Sun TV Network, Ltd. (India)	5,400	28,971
Zee Entertainment Enterprises, Ltd. (India)	12,358	28,055
		350,753
Telecommunication Services — 5.1%
América Móvil S.A.B. de C.V. - Class L ADR (Mexico)	6,500	82,485
APT Satellite Holdings, Ltd. (China)	118,000	30,542
Bharti Infratel, Ltd. (India)	14,092	41,392
China Mobile, Ltd. (China)	72,000	486,147
China Telecom Corp., Ltd. (China)	168,000	47,191
China Unicom Hong Kong, Ltd. (China)	198,000	107,731
Etihad Etisalat Co. (Saudi Arabia) (a)	1,966	13,977
Globe Telecom, Inc. (Philippines)	2,825	117,618
Hellenic Telecommunications Organization S.A. (Greece) (a)	4,121	55,677
KT Corp. ADR (South Korea)	13,000	126,620
LG Uplus Corp. (South Korea)	2,351	24,088
MTN Group, Ltd. (South Africa)	24,148	73,928
SK Telecom Co., Ltd. ADR (South Korea)	4,500	86,940
Telekom Malaysia Bhd (Malaysia)	69,300	67,288
TIM Participacoes S.A. ADR (Brazil)	5,000	64,700
Turk Telekomunikasyon A.S. (Turkey)	19,484	23,061
Turkcell Iletisim Hizmetleri A.S. ADR (Turkey)	4,100	23,616
		1,473,001
Consumer Discretionary — 11.3%
Automobiles & Components — 3.3%
Chaowei Power Holdings, Ltd. (China)	281,000	125,757
Geely Automobile Holdings, Ltd. (China)	98,000	155,698
Grupo Industrial Saltillo S.A.B. de C.V. (Mexico) (a)	16,071	11,676
Hyundai Mobis Co., Ltd. (South Korea)	578	93,022
Iron Force Industrial Co., Ltd. (Taiwan)	8,000	25,430
Kia Motors Corp. (South Korea)	4,367	118,315
Nexen Tire Corp. (South Korea)	2,393	10,693
Oriental Holdings Bhd (Malaysia)	22,300	29,455
Qingling Motors Co., Ltd. - H Shares (China)	264,000	48,201
S&T Motiv Co., Ltd. (South Korea)	818	26,135
Somboon Advance Technology PCL (Thailand)	97,100	33,811
Tianneng Power International, Ltd. (China)	78,000	133,769
Tupy S.A. (Brazil) (a)	20,000	70,259
Xingda International Holdings, Ltd. (China)	407,000	79,178
		961,399

	Shares	Value
Consumer Durables & Apparel — 2.5%
361 Degrees International, Ltd. (China)	639,000	$82,958
KPR Mill, Ltd. (India)	5,862	37,874
Ruentex Industries, Ltd. (Taiwan)	13,000	31,350
Saha-Union PCL (Thailand)	22,400	25,922
Skyworth Digital Co., Ltd. (China) (a)	382,000	107,349
TCL Electronics Holdings, Ltd. (China) (a)	260,000	127,978
Texhong Textile Group, Ltd. (China)	143,000	115,034
Vestel Beyaz Esya Sanayi ve Ticaret A.S. (Turkey) (a)	23,667	89,758
Weiqiao Textile Co. - H Shares (China)	237,795	42,340
Welspun India, Ltd. (India)	172,687	85,188
		745,751
Consumer Services — 0.8%
Berjaya Sports Toto Bhd (Malaysia)	45,500	23,426
Shenzhen Overseas Chinese Town Co., Ltd. - Class A (China)	238,700	205,663
		229,089
Media — 2.0%
Astro Malaysia Holdings Bhd (Malaysia)	145,100	28,284
DB Corp., Ltd. (India)	6,711	6,598
KT Skylife Co., Ltd. (South Korea)	6,704	44,482
Media Nusantara Citra Tbk P.T. (Indonesia)	1,768,900	111,189
Naspers, Ltd. - N Shares (South Africa)	2,209	405,816
		596,369
Retailing — 2.7%
China Harmony New Energy Auto Holding, Ltd. (China)	207,500	103,793
Eeka Fashion Holdings, Ltd. (China) (a)	17,000	18,841
GS Home Shopping, Inc. (South Korea)	292	26,717
Hyundai Home Shopping Network Corp. (South Korea)	344	18,490
MBM Resources Bhd (Malaysia)	45,300	34,507
Meituan Dianping (China) (a)	2,700	60,335
Mitra Pinasthika Mustika Tbk P.T. (Indonesia)	236,300	8,000
PTG Energy PCL (Thailand)	98,100	51,949
Shanghai Yuyuan Tourist Mart Group Co., Ltd. - Class A (China)	15,200	19,124
Vipshop Holdings, Ltd. ADR (China) (a)	16,400	326,524
Xinhua Winshare Publishing and Media Co., Ltd. (China)	159,000	108,105
		776,385
Consumer Staples — 6.8%
Food & Staples Retailing — 0.3%
Cosco Capital, Inc. (Philippines)	634,600	64,465
Credito Real S.A.B. de C.V. Sofom ER (Mexico)	19,600	15,348
		79,813
Food, Beverage & Tobacco — 6.3%
Astral Foods, Ltd. (South Africa)	7,225	60,975
Balrampur Chini Mills, Ltd. (India)	80,622	143,931
C.P. Pokphand Co., Ltd. (China)	300,000	26,034
Charoen Pokphand Foods PCL (Thailand)	52,900	54,597

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	53

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Food, Beverage & Tobacco (continued)
Cia Pesquera Camanchaca S.A. (Chile)	241,136	$16,049
CJ CheilJedang Corp. (South Korea)	109	29,840
Daesang Holdings Co., Ltd. (South Korea)	3,702	25,195
Eastern Co. SAE (Egypt)	46,919	37,161
Embotelladora Andina S.A. - Class B ADR (Chile)	900	13,698
Fujian Sunner Development Co., Ltd. - Class A (China)	16,900	69,704
Godfrey Phillips India, Ltd. (India)	2,786	37,664
Hey Song Corp. (Taiwan)	29,000	32,562
Indofood Sukses Makmur Tbk P.T. (Indonesia) (a)	30,800	13,956
Industrias Bachoco S.A.B. de C.V. - Series B (Mexico)	41,700	121,688
JBS S.A. (Brazil)	39,800	154,822
Kaveri Seed Co., Ltd. (India)	3,930	29,970
KT&G Corp. (South Korea)	932	61,024
Marfrig Global Foods S.A. (Brazil) (a)	7,500	17,395
Muyuan Foodstuff Co., Ltd. - Class A (China)	12,920	150,473
New Hope Liuhe Co., Ltd. - Class A (China)	27,400	116,122
Orion Holdings Corp. (South Korea)	11,790	131,352
Sarawak Oil Palms Bhd (Malaysia) (a)	43,700	30,562
Saudi Telecom Co. (Saudi Arabia)	5,177	137,165
Thai Vegetable Oil PCL (Thailand)	49,600	42,324
Thaifoods Group PCL (Thailand)	597,804	95,741
Tingyi Holding Corp. (China)	12,000	18,693
Tunas Baru Lampung Tbk P.T. (Indonesia)	2,049,052	79,098
Wens Foodstuff Group Co., Ltd. - Class A (China)	28,920	89,573
		1,837,368
Household & Personal Products — 0.2%
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S. (Turkey)	33,087	29,523
Emami, Ltd. (India)	5,202	15,236
Hengan International Group Co., Ltd. (China)	1,500	11,807
		56,566
Energy — 5.1%
Energy — 5.1%
Adaro Energy Tbk P.T. (Indonesia)	411,600	28,573
Bashneft PJSC (Russia) (a)	5,182	134,252
Bukit Asam Tbk P.T. (Indonesia)	123,800	17,457
China Merchants Energy Shipping Co., Ltd. (China)	21,100	17,501
China Shenhua Energy Co., Ltd. - H Shares (China)	10,500	16,296
China Suntien Green Energy Corp., Ltd. - H Shares (China) (a)	229,000	52,698
Coal India, Ltd. (India)	85,931	151,696
Cosan S.A. (Brazil)	4,400	57,393

	Shares	Value
Energy (continued)
COSCO SHIPPING Energy Transportation Co., Ltd. - Class A (China) (a)	17,500	$16,149
E1 Corp. (South Korea)	299	8,666
Exxaro Resources, Ltd. (South Africa)	10,669	80,499
Great Eastern Shipping Co., Ltd. (The) (India)	5,739	16,113
Indian Oil Corp., Ltd. (India)	35,040	39,680
Inner Mongolia Yitai Coal Co., Ltd. - Class B (China)	23,200	15,098
Lubelski Wegiel Bogdanka S.A. (Poland)	7,565	42,465
Medco Energi Internasional Tbk P.T. (Indonesia) (a)	859,200	27,192
Oil & Natural Gas Corp., Ltd. (India)	38,850	42,155
Oil India, Ltd. (India)	11,662	14,532
Petronet LNG, Ltd. (India)	22,080	75,511
Polski Koncern Naftowy ORLEN S.A. (Poland)	4,343	69,014
PTT PCL (Thailand)	57,700	71,277
Reliance Industries, Ltd. 144A (India) (b)	439	19,816
Semirara Mining & Power Corp. (Philippines)	72,800	18,630
Shaanxi Coal Industry Co., Ltd. - Class A (China)	21,200	21,736
Sinopec Kantons Holdings, Ltd. (China) (a)	76,000	29,171
SK Gas, Ltd. (South Korea)	286	17,745
Surgutneftegas PJSC (Russia)	542,100	294,159
United Tractors Tbk P.T. (Indonesia)	21,900	25,145
Yanzhou Coal Mining Co., Ltd. - Class A (China)	14,700	18,304
Yanzhou Coal Mining Co., Ltd. - H Shares (China)	76,000	57,238
		1,496,161
Financials — 18.7%
Banks — 11.1%
Agricultural Bank of China, Ltd. - H Shares (China) (a)	706,000	285,749
Alinma Bank (Saudi Arabia) (a)	13,738	53,380
AMMB Holdings Bhd (Malaysia)	19,200	13,986
Banco Bradesco S.A. (Brazil)	17,622	61,452
Banco de Chile ADR (Chile)	800	14,120
Banco do Brasil S.A. (Brazil)	23,200	137,186
Banestes S.A. Banco do Estado do Espirito Santo (Brazil)	33,300	36,932
Bank CIMB Niaga Tbk P.T. (Indonesia)	1,080,900	53,999
Bank of Ayudhya PCL (Thailand)	15,113	11,184
Bank of Beijing Co., Ltd. - Class A (China)	32,600	22,653
Bank of Chengdu Co., Ltd. (China) (a)	16,400	18,530
Bank of Guiyang Co., Ltd. - Class A (China)	27,700	28,143
Bank of Zhengzhou Co., Ltd. - H Shares (China)	51,700	12,184

See Notes to Financial Statements.

54	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Banks (continued)
Bank Pembangunan Daerah Jawa Timur Tbk P.T. (Indonesia)	1,492,700	$51,630
China CITIC Bank Corp., Ltd. - H Shares (China)	611,000	267,745
China Construction Bank Corp. - H Shares (China)	186,000	151,289
China Everbright Bank Co., Ltd. (China)	44,500	22,597
China Everbright Bank Co., Ltd. - H Shares (China)	390,000	147,262
China Minsheng Banking Corp., Ltd. - Class A (China) (a)	210,232	169,064
China Minsheng Banking Corp., Ltd. - H Shares (China) (a)	108,500	74,687
Commercial Bank of Qatar (Qatar)	175,707	183,500
Dubai Islamic Bank PJSC (United Arab Emirates)	47,689	49,768
Emirates NBD Bank PJSC (United Arab Emirates)	18,629	45,383
EnTie Commercial Bank Co., Ltd. (Taiwan)	71,000	34,513
Faisal Islamic Bank of Egypt (Egypt)	24,143	15,555
Hana Financial Group, Inc. (South Korea)	4,703	107,236
Huishang Bank Corporation, Ltd. (China) (a)	127,000	44,078
Intercorp Financial Services, Inc. (Peru)	1,834	48,491
JB Financial Group Co., Ltd. (South Korea)	13,180	52,401
KB Financial Group, Inc. ADR (South Korea)	4,700	130,754
Krung Thai Bank PCL (Thailand)	90,400	30,239
LIC Housing Finance, Ltd. (India)	2,804	9,863
Malaysia Building Society Bhd (Malaysia) (a)	430,500	62,618
National Commercial Bank (Saudi Arabia)	4,425	44,132
Riyad Bank (Saudi Arabia)	66,604	300,335
Sberbank of Russia PJSC (Russia)	37,720	107,834
Shinhan Financial Group Co., Ltd. ADR (South Korea)	600	14,436
SinoPac Financial Holdings Co., Ltd. (Taiwan)	572,000	212,006
Thanachart Capital PCL (Thailand)	78,100	90,488
Turkiye Sinai Kalkinma Bankasi A.S. (Turkey) (a)	82,598	15,547
		3,232,949
Diversified Financials — 4.5%
Adira Dinamika Multi Finance Tbk P.T. (Indonesia)	123,700	61,822
Banco Invex S.A. (Mexico)	42,400	31,209
China Cinda Asset Management Co., Ltd. (China) (a)	75,000	14,794
Corporacion Financiera Colombiana S.A. (Colombia) (a)	14,940	110,446
Credito Real S.A.B. de C.V. Sofom ER (Mexico) (a)	52,000	27,033

	Shares	Value
Diversified Financials (continued)
Fubon Financial Holdings Co., Ltd. (Taiwan) (a)	46,000	$68,867
GF Securities Co. (China)	49,600	53,420
Hyundai Motor Securities Co., Ltd. (South Korea)	1,416	9,881
Jih Sun Financial Holding Co., Ltd. (Taiwan)	101,712	33,398
KRUK S.A. (Poland)	794	21,777
Manappuram Finance, Ltd. (India)	22,829	45,895
Meritz Financial Group, Inc. (South Korea)	1,702	13,364
Muthoot Finance, Ltd. (India)	25,861	372,120
OSK Holdings Bhd (Malaysia)	241,800	45,585
Power Finance Corp., Ltd. (India)	57,087	63,558
REC, Ltd. (India)	128,352	184,154
Reinet Investments SCA (South Africa)	6,325	110,974
Tata Investment Corp., Ltd. (India)	4,663	47,661
		1,315,958
Insurance — 3.1%
Allianz Malaysia Bhd (Malaysia)	4,300	14,191
Bangkok Life Assurance PCL (Thailand)	28,229	14,263
Cathay Financial Holding Co., Ltd. (Taiwan)	53,000	75,598
China Life Insurance Co., Ltd. (Taiwan) (a)	34,000	25,329
Momentum Metropolitan Holdings, Ltd. (South Africa)	23,945	24,359
New China Life Insurance Co., Ltd. - H Shares (China)	45,300	152,766
Old Mutual, Ltd. (South Africa)	74,483	51,894
Origin Property PCL (Thailand)	69,600	12,375
People’s Insurance Co. Group of China (The) - H Shares (China)	570,000	167,152
PICC Property & Casualty Co., Ltd. - H Shares (China)	158,000	131,308
Ping An Insurance Group Co. of China, Ltd. - H Shares (China)	4,500	44,860
Powszechny Zaklad Ubezpieczen S.A. (Poland)	10,346	76,140
Shin Kong Financial Holding Co., Ltd. (Taiwan)	108,000	31,724
Shinkong Insurance Co., Ltd. (Taiwan)	66,000	80,323
		902,282
Health Care — 3.9%
Healthcare Equipment & Services — 0.9%
Celltrion, Inc. (South Korea) (a)	197	50,551
China National Medicines Corp., Ltd. (China)	8,500	48,904
Qualicorp Consultoria e Corretora de Seguros S.A. (Brazil)	29,700	158,415
Sinopharm Group Co., Ltd. - H Shares (China)	4,400	11,312
		269,182
Pharmaceuticals, Biotechnology & Life Sciences — 3.0%
Caplin Point Laboratories, Ltd. (India) (a)	14,224	58,738

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	55

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Celltrion Healthcare Co., Ltd. (South Korea) (a)	216	$19,634
China Medical System Holdings, Ltd. (China)	194,000	229,426
Chongkundang Holdings Corp. (South Korea)	911	91,689
Chongqing Zhifei Biological Products Co., Ltd. - Class A (China) (a)	2,200	31,138
CSPC Pharmaceutical Group, Ltd. (China)	43,200	81,816
Granules India, Ltd. (India)	64,930	173,871
Richter Gedeon Nyrt (Hungary)	631	13,087
Shandong Xinhua Pharmaceutical Co., Ltd. (China) (a)	238,000	129,123
Zhejiang NHU Co., Ltd. (China)	10,400	42,995
		871,517
Industrials — 4.6%
Capital Goods — 4.1%
Acter Group Corp., Ltd. (Taiwan) (a)	2,000	14,285
Balmer Lawrie & Co., Ltd. (India)	9,234	13,416
Bharat Electronics, Ltd. (India)	48,630	57,196
BOC Aviation, Ltd. (China)	4,300	27,681
Chicony Power Technology Co., Ltd. (Taiwan)	13,000	29,879
China Aircraft Leasing Group Holdings, Ltd. (China)	24,000	19,566
China Lesso Group Holdings, Ltd. (China)	69,000	90,568
China Machinery Engineering Co. - H Shares (China) (a)	52,000	13,762
China Railway Construction Corp., Ltd. - H Shares (China)	30,500	24,159
China Railway Group, Ltd. - H Shares (China)	56,000	28,907
Chongqing Machinery & Electric Co., Ltd. - H Shares (China)	178,000	9,238
Concord New Energy Group, Ltd. (China)	1,160,000	48,765
Daelim Industrial Co., Ltd. (South Korea)	1,345	92,762
DMCI Holdings, Inc. (Philippines)	168,800	13,972
Dogan Sirketler Grubu Holdings A.S. (Turkey)	85,251	26,125
Engineers India, Ltd. (India)	11,607	11,588
Fosun International, Ltd. (China)	10,000	12,816
GS Engineering & Construction Corp. (South Korea)	658	13,583
Gunkul Engineering PCL (Thailand)	336,000	28,417
Hyundai Development Co. (South Korea)	1,973	13,987
iMarketKorea, Inc. (South Korea)	3,616	26,282
Iochpe-Maxion S.A. (Brazil)	13,500	33,570
IRB Infrastructure Developers, Ltd. (India) (a)	17,955	21,133
Kumho Industrial Co., Ltd. (South Korea)	2,081	11,626

	Shares	Value
Capital Goods (continued)
LG Corp. (South Korea)	249	$14,899
Lonking Holdings, Ltd. (China)	50,000	15,230
MMC Corp. Bhd (Malaysia)	136,600	23,489
Sany Heavy Industry Co., Ltd. - Class A (China)	13,800	36,854
Shanghai Industrial Holdings, Ltd. (China)	8,000	12,357
Sinotruk Hong Kong, Ltd. (China)	108,000	281,852
UEM Edgenta Bhd (Malaysia)	29,700	13,481
Walsin Lihwa Corp. (Taiwan)	104,000	51,736
Weichai Power Co., Ltd. - Class A (China)	11,200	21,829
Zhengzhou Coal Mining Machinery Group Co., Ltd. - H Shares (China)	71,200	30,839
		1,185,849
Commercial & Professional Services — 0.1%
China Everbright International, Ltd. (China)	57,000	30,243
KEPCO Plant Service & Engine Co., Ltd. (South Korea)	586	14,270
		44,513
Transportation — 0.4%
Allcargo Logistics, Ltd. (India)	12,541	13,099
COSCO SHIPPING Energy Transportation Co., Ltd. - H Shares (China) (a)	66,000	29,560
Hyundai Glovis Co., Ltd. (South Korea)	283	24,123
Lingkaran Trans Kota Holdings Bhd (Malaysia)	14,900	14,655
Shipping Corp. of India, Ltd. (India) (a)	20,091	15,159
Wisdom Marine Lines Co., Ltd. (Taiwan) (a)	17,000	14,393
		110,989
Information Technology — 27.1%
Semiconductors & Semiconductor Equipment — 5.5%
Chipbond Technology Corp. (Taiwan) (a)	18,000	39,610
ChipMOS Technologies, Inc. (Taiwan)	15,000	17,323
Elan Microelectronics Corp. (Taiwan)	5,000	20,596
GlobalWafers Co., Ltd. (Taiwan) (a)	8,000	110,487
King Yuan Electronics Co., Ltd. (Taiwan) (a)	22,000	25,834
LONGi Green Energy Technology Co., Ltd. - Class A (China)	3,100	17,954
Powertech Technology, Inc. (Taiwan)	41,000	150,072
Sino-American Silicon Products, Inc. (Taiwan) (a)	6,000	19,511
SK Hynix, Inc. (South Korea)	1,732	123,985
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	17,900	1,016,183
Topco Scientific Co., Ltd. (Taiwan) (a)	5,000	18,629
United Microelectronics Corp. (Taiwan)	84,000	45,538
		1,605,722
Software & Services — 13.2%
Alibaba Group Holding, Ltd. ADR (China) (a)	8,500	1,833,450
China Literature, Ltd. (China) (a)	24	163

See Notes to Financial Statements.

56	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Software & Services (continued)
HCL Technologies, Ltd. (India)	34,192	$252,158
International Games System Co., Ltd. (Taiwan)	3,000	75,268
KGInicis Co., Ltd. (South Korea)	755	13,862
Sonata Software, Ltd. (India)	3,627	11,435
Tencent Holdings, Ltd. (China)	25,600	1,640,390
		3,826,726
Technology Hardware & Equipment — 8.4%
BYD Electronic International Co., Ltd. (China) (a)	55,500	128,216
Catcher Technology Co., Ltd. (Taiwan)	6,000	45,593
Chicony Electronics Co., Ltd. (Taiwan)	11,000	31,972
Cowell Fashion Co., Ltd. (South Korea)	7,878	36,100
Elite Material Co., Ltd. (Taiwan)	4,000	21,829
FLEXium Interconnect, Inc. (Taiwan) (a)	6,000	25,025
Hon Hai Precision Industry Co., Ltd. (Taiwan)	72,000	211,982
Inventec Corp. (Taiwan)	35,000	29,962
Kingboard Laminates Holdings, Ltd. (China)	14,500	14,654
LG Innotek Co., Ltd. (South Korea)	137	20,144
Lite-On Technology Corp. (Taiwan)	22,000	34,737
Micro-Star International Co., Ltd. (Taiwan)	8,000	29,368
Mitac Holdings Corp. (Taiwan)	21,850	24,211
Nanjing Panda Electronics Co., Ltd. - H Shares (China)	184,000	118,363
PAX Global Technology, Ltd. (China)	268,000	117,398
Pegatron Corp. (Taiwan)	36,000	78,736
Redington India, Ltd. (India)	14,224	16,547
Samsung Electronics Co., Ltd. (South Korea)	19,503	865,604
SFA Engineering Corp. (South Korea)	1,042	28,583
Spigen Korea Co., Ltd. (South Korea)	576	30,101
Taiwan PCB Techvest Co., Ltd. (Taiwan)	16,000	19,089
Trigiant Group, Ltd. (China) (a)	656,000	99,906
Tripod Technology Corp. (Taiwan)	12,000	53,835
Walsin Technology Corp. (Taiwan)	7,000	42,897
Wistron Corp. (Taiwan)	203,000	248,496
Zhen Ding Technology Holdings, Ltd. (Taiwan)	19,000	83,609
		2,456,957
Materials — 7.1%
Materials — 7.1%
Anglo American Platinum, Ltd. (South Africa)	337	24,517
AngloGold Ashanti, Ltd. ADR (South Africa)	4,000	117,960
Anhui Conch Cement Co., Ltd. - Class A (China)	8,300	62,508
Anhui Conch Cement Co., Ltd. - H Shares (China)	13,500	91,478
Asia Cement Corp. (Taiwan)	96,000	142,767
Asia Paper Manufacturing Co., Ltd. (South Korea)	571	14,336

	Shares	Value
Materials (continued)
Chambal Fertilisers and Chemicals, Ltd. (India)	9,449	$17,788
Chia Hsin Cement Corp. (Taiwan)	31,000	18,675
China Lumena New Materials Corp. (China) (a) (c)	1,700	0
China Metal Recycling Holdings, Ltd. (China) (a) (c)	6,000	0
China National Building Material Co., Ltd. - H Shares (China)	84,000	90,098
China Resources Cement Holdings, Ltd. (China)	28,000	34,533
Eastern Polymer Group PCL (Thailand) (a)	118,400	18,468
Empresa Siderurgica del Peru S.A.A. (Peru)	67,009	15,322
GHCL, Ltd. (India)	14,964	27,276
Gold Fields, Ltd. ADR (South Africa)	6,900	64,860
Grupa Kety S.A. (Poland) (a)	197	21,836
Grupo Mexico S.A.B de C.V. - Series B (Mexico)	30,300	70,428
Hanil Holdings Co., Ltd. (South Korea)	405	15,568
Hansol Paper Co., Ltd. (South Korea)	1,068	12,532
Hyosung Corp. (South Korea)	425	22,389
Impala Platinum Holdings, Ltd. (South Africa)	8,642	58,178
Jindal Saw, Ltd. (India)	15,518	12,005
Korea Zinc Co., Ltd. (South Korea)	67	18,822
Kukdo Chemical Co., Ltd. (South Korea)	499	14,321
LOTTE Fine Chemical Co., Ltd. (South Korea)	423	12,241
MMC Norilsk Nickel PJSC (Russia)	548	144,454
Nickel Asia Corp. (Philippines)	503,000	18,475
Nizhnekamskneftekhim PJSC (Russia)	26,725	37,300
NMDC, Ltd. (India)	48,687	52,678
Saudi Industrial Investment Group (Saudi Arabia)	26,293	142,195
Shinkong Synthetic Fibers Corp. (Taiwan)	49,000	18,782
Sibanye-Stillwater, Ltd. ADR (South Africa) (a)	5,100	44,115
SK Discovery Co., Ltd. (South Korea)	785	25,836
Sociedad Minera Cerro Verde S.A.A. (Peru) (a)	2,013	37,240
Soulbrain Co., Ltd. (South Korea)	246	19,707
Taiwan Cement Corp. (Taiwan)	117,235	171,048
Tipco Asphalt PCL (Thailand)	28,500	23,229
Vale S.A. ADR (Brazil)	22,474	231,707
Vinythai PCL (Thailand)	24,000	17,303
West China Cement, Ltd. (China)	166,000	30,428
Xiwang Special Steel Co., Ltd. (China)	96,000	6,009
YFY, Inc. (Taiwan)	86,000	40,550
Young Poong Corp. (South Korea)	38	14,720
		2,074,682

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	57

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Real Estate — 2.9%
Real Estate — 2.9%
Banco Actinver S.A. (Mexico)	69,600	$55,257
Beijing Urban Construction Design & Development Group Co., Ltd. (China) (a)	81,000	18,976
China Aoyuan Group, Ltd. (China)	130,000	158,887
China Fortune Land Development Co., Ltd. - Class A (China)	3,800	12,352
China Overseas Grand Oceans Group, Ltd. (China)	22,000	12,538
Country Garden Holdings Co., Ltd. (China)	89,000	110,386
Delta Property Fund, Ltd. (South Africa)	267,778	6,120
Develia S.A. (Poland)	27,225	13,397
Dongwon Development Co., Ltd. (South Korea)	3,882	10,683
Farglory Land Development Co., Ltd. (Taiwan)	13,000	20,968
Gemdale Corp. - Class A (China)	9,600	18,690
Greenland Holdings Corp., Ltd. - Class A (China)	16,300	14,310
Jaya Real Property Tbk P.T. (Indonesia) (a)	322,300	9,107
Jinke Property Group Co., Ltd. - Class A (China) (a)	16,900	19,587
Kaisa Group Holdings, Ltd. (China) (a)	40,000	15,229
KWG Group Holdings, Ltd. (China) (a)	37,000	62,156
L.P.N. Development PCL (Thailand)	72,500	10,564
Logan Property Holdings Co., Ltd. (China)	40,000	71,464
Matrix Concepts Holdings Bhd (Malaysia)	99,375	42,031
Noble Development PCL (Thailand)	19,700	7,028
Poly Developments and Holdings Group Co., Ltd. - Class A (China)	9,000	18,892
RiseSun Real Estate Development Co., Ltd. - Class A (China)	13,300	15,312
SA Corporate Real Estate, Ltd. (South Africa)	112,674	8,308
Seazen Group, Ltd. (China) (a)	46,000	39,943
SK D&D Co., Ltd. (South Korea)	718	16,167
Supalai PCL (Thailand)	23,200	12,656
Times China Holdings, Ltd. (China)	28,000	52,211
		853,219
Utilities — 2.2%
Utilities — 2.2%
AES Gener S.A. (Chile)	87,831	12,618
Athens Water Supply & Sewage Co. S.A. (Greece)	1,916	15,007
Canvest Environmental Protection Group Co., Ltd. (China)	30,000	13,194
Centrais Eletricas Brasileiras S.A. (Brazil)	3,300	18,815

	Shares	Value
Utilities (continued)
China Longyuan Power Group Corp., Ltd. - H Shares (China)	30,000	$16,914
China Resources Power Holdings Co., Ltd. (China)	54,000	63,698
China Water Affairs Group, Ltd. (China)	118,000	85,358
Cia de Saneamento de Minas Gerais S.A. (Brazil)	1,400	14,994
Enel Americas S.A. ADR (Chile)	10,021	75,258
Enel Chile S.A. ADR (Chile)	7	26
Engie Energia Chile S.A. (Chile)	10,046	13,441
Federal Grid Co. Unified Energy System PJSC (Russia)	6,680,000	17,602
First Gen Corp. (Philippines)	56,300	27,839
First Philippine Holdings Corp. (Philippines)	11,370	13,990
Infraestructura Energetica Nova S.A.B. de C.V. (Mexico)	5,500	15,818
Inter RAO UES PJSC (Russia)	646,000	44,264
Lopez Holdings Corp. (Philippines) (a)	184,000	10,136
Malakoff Corp. Bhd (Malaysia)	68,200	14,544
Mega First Corp. Bhd (Malaysia) (a)	14,800	21,814
NTPC, Ltd. (India)	29,570	37,594
OGK-2 PJSC (Russia) (a)	2,185,000	24,334
Power Grid Corp. of India, Ltd. (India)	17,631	40,865
SJVN, Ltd. (India)	49,022	14,149
Yunnan Water Investment Co., Ltd. - H Shares (China)	184,877	32,537
		644,809

Total Common Stocks (Cost $25,825,446)		$28,043,761

PREFERRED STOCKS — 3.1%
Communication Services — 0.2%
Telecommunication Services — 0.2%
Telefonica Brasil S.A. ADR (Brazil)	4,900	$43,414

Consumer Discretionary — 0.0% (d)
Retailing — 0.0% (d)
Lojas Americanas S.A. (Brazil)	2,400	14,205

Energy — 0.4%
Energy — 0.4%
Petroleo Brasileiro S.A. ADR (Brazil)	8,000	63,760
Surgutneftegas PJSC (Russia)	27,700	13,662
Transeft PJSC (Russia)	17	32,090
		109,512
Financials — 0.6%
Banks — 0.6%
Itausa - Investimentos Itau S.A. (Brazil)	97,800	172,503

Information Technology — 1.9%
Technology Hardware & Equipment — 1.9%
Samsung Electronics Co., Ltd. (South Korea)	13,920	543,659

See Notes to Financial Statements.

58	| www.sbhfunds.com

Segall Bryant & Hamill Emerging Markets Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Utilities — 0.2%
Utilities — 0.2%
Centrais Eletricas Brasileiras S.A. (Brazil) (a)	2,800	$16,536
Cia de Saneamento do Parana (Brazil)	23,700	27,375
Cia Paranaense de Energia (Brazil)	2,000	22,373
		66,284

Total Preferred Stocks (Cost $862,720)		903,825

Investments at Value — 99.3% (Cost $26,688,166)		$28,947,586

Other Assets in Excess of Liabilities — 0.7%		192,719

Net Assets — 100.0%		$29,140,305

(a)	Non-income producing security.

(b)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are restricted. See the table below for additional information regarding each restricted security.

(c)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.0% of net assets. The total value of these securities is $0.

(d)	Percentage rounds to less than 0.1%.

Sector, industry and country classifications presented herein are based on the categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s classifications refer to any one or more of the classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Country Breakdown

Country	Value	% of Net Assets
China	$11,785,039	40.4%
Taiwan	3,694,575	12.7%
South Korea	3,410,162	11.7%
India	2,407,273	8.3%
Brazil	1,417,806	4.9%
South Africa	1,132,503	3.9%
Russia	849,951	2.9%
Saudi Arabia	691,184	2.4%
Thailand	651,835	2.2%
Indonesia	487,168	1.7%
Malaysia	479,916	1.6%
Mexico	430,942	1.5%
Philippines	285,125	1.0%
Poland	244,629	0.8%
Turkey	207,630	0.7%
Qatar	183,500	0.6%
Chile	145,210	0.5%
Colombia	110,446	0.4%
Peru	101,053	0.4%
United Arab Emirates	95,151	0.3%
Greece	70,684	0.2%
Egypt	52,716	0.2%
Hungary	13,087	0.0	%(a)
Total Investments	$28,947,586	99.3%
Other Assets in Excess of Liabilities	192,719	0.7%
Net Assets	$29,140,305	100.0%

(a)	Percentage rounds to less than 0.1%.

Restricted Securities

Issuer Description	Acquisition Date	Cost	Value	Value as a Percentage of Net Assets
Reliance Industries, Ltd., 144A (India)	04/29/20	$16,736	$19,816	0.07%

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	59

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 97.6%
Communication Services — 3.5%
Media & Entertainment — 0.6%
DIP Corp. (Japan)	15,400	$312,816
Eutelsat Communications S.A. (France)	70,585	653,064
		965,880
Telecommunication Services — 2.9%
Airtel Africa PLC (United Kingdom) (a)	780,510	606,196
ARTERIA Networks Corp. (Japan) (a)	24,600	437,245
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel) (a)	877,546	796,330
CITIC Telecom International Holdings, Ltd. (Hong Kong)	2,168,000	690,696
Orange Belgium S.A. (Belgium)	42,472	693,067
SpeedCast International, Ltd. (Australia) (a) (b)	55,059	25,613
Sunrise Communications Group A.G. (Switzerland) (a)	22,236	1,977,779
		5,226,926
Consumer Discretionary — 13.5%
Automobiles & Components — 2.8%
Aisan Industry Co., Ltd. (Japan)	22,717	111,616
CIE Automotive S.A. (Spain)	30,333	534,121
Daikyonishikawa Corp. (Japan)	78,664	353,893
Eagle Industry Co., Ltd. (Japan)	24,500	164,532
Exedy Corp. (Japan)	28,606	427,027
Faurecia S.E. (France) (a)	8,623	338,852
G-Tekt Corp. (Japan)	26,700	259,075
Kasai Kogyo Co., Ltd. (Japan)	47,831	202,510
Piaggio & C. S.p.A. (Italy)	351,069	851,102
Tokai Rika Co., Ltd. (Japan)	26,800	389,936
Topre Corp. (Japan)	37,300	418,098
Toyota Boshoku Corp. (Japan)	38,200	515,118
Xinyi Glass Holdings, Ltd. (Hong Kong)	352,000	434,410
		5,000,290
Consumer Durables & Apparel — 4.4%
Bellway PLC (United Kingdom)	15,390	484,719
Cleanup Corp. (Japan)	15,900	84,569
Crystal International Group, Ltd. (Hong Kong)	401,500	87,588
Haseko Corp. (Japan)	156,100	1,970,925
Pacific Textiles Holdings, Ltd. (Hong Kong)	1,572,000	761,978
Photo-Me International PLC (United Kingdom)	91,917	62,464
Redrow PLC (United Kingdom)	217,392	1,159,349
Sumitomo Forestry Co., Ltd. (Japan)	58,500	735,978
Tamron Co., Ltd. (Japan)	46,700	807,792
Token Corp. (Japan)	6,800	443,622
Vistry Group PLC (United Kingdom)	142,268	1,253,118
		7,852,102
Consumer Services — 1.5%
Betsson A.B. (Sweden) (a)	142,356	992,325
Gamesys Group PLC (United Kingdom) (a)	89,680	951,589

	Shares	Value
Consumer Services (continued)
LeoVegas A.B. (Sweden) (a)	171,949	$772,173
		2,716,087
Media — 0.8%
Cineworld Group PLC (United Kingdom)	153,009	114,862
HT&E, Ltd. (Australia)	100,829	83,640
Mediaset Espana Comunicacion S.A. (Spain) (a)	301,518	1,118,574
Proto Corp. (Japan)	13,500	125,951
		1,443,027
Media & Entertainment — 0.3%
SKY Perfect JSAT Holdings, Inc. (Japan)	141,517	526,051

Retailing — 3.7%
Chow Sang Sang Holdings International, Ltd. (Hong Kong)	313,000	332,896
Clas Ohlson A.B. - B Shares (Sweden)	70,334	788,150
Delek Automotive Systems, Ltd. (Israel)	45,087	205,457
Dixons Carphone PLC (United Kingdom)	286,375	318,270
eDreams ODIGEO S.A. (Spain) (a)	48,271	134,343
Hornbach Baumarkt A.G. (Germany)	6,029	194,403
Hornbach Holding A.G. & Co. KGaA (Germany)	17,167	1,423,584
JB Hi-Fi, Ltd. (Australia)	25,167	753,017
N Brown Group PLC (United Kingdom)	142,235	61,962
Super Retail Group, Ltd. (Australia)	260,183	1,463,944
T-Gaia Corp. (Japan)	23,032	435,321
XEBIO Holdings Co., Ltd. (Japan)	55,900	435,518
		6,546,865
Consumer Staples — 6.4%
Food & Staples Retailing — 0.9%
Axial Retailing, Inc. (Japan)	9,799	392,265
Cawachi, Ltd. (Japan)	20,500	529,478
Conviviality PLC (United Kingdom) (a) (b)	284,313	0
Life Corp. (Japan)	10,400	334,217
Qol Holdings Co., Ltd. (Japan)	25,550	268,576
Sonae SGPS S.A. (Portugal)	88,641	64,130
Valor Holdings Co., Ltd. (Japan)	5,165	101,002
		1,689,668
Food, Beverage & Tobacco — 5.3%
Agrana Beteiligungs A.G. (Austria)	6,430	132,568
Austevoll Seafood A.S.A. (Norway)	12,541	104,162
Bumitama Agri, Ltd. (Singapore)	91,042	28,860
Chubu Shiryo Co., Ltd. (Japan) (a)	19,288	292,329
Feed One Co., Ltd. (Japan)	131,846	246,847
Grieg Seafood A.S.A. (Norway)	15,191	156,177
Japfa, Ltd. (Singapore)	1,402,363	693,628
J-Oil Mills, Inc. (Japan)	12,700	469,416
La Doria S.p.A. (Italy)	8,456	107,995
Marudai Food Co., Ltd. (Japan)	26,820	472,919
Megmilk Snow Brand Co., Ltd. (Japan)	28,500	663,811
Nisshin Oillio Group, Ltd. (The) (Japan)	16,386	512,802
Origin Enterprises PLC (Ireland)	106,975	324,567
Premier Foods PLC (United Kingdom) (a)	310,794	267,933

See Notes to Financial Statements.

60	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Food, Beverage & Tobacco (continued)
Prima Meat Packers, Ltd. (Japan)	32,100	$862,082
Scandinavian Tobacco Group A/S (Denmark)	98,366	1,452,382
Starzen Co., Ltd. (Japan)	7,703	303,246
Strauss Group, Ltd. (Israel)	27,979	775,519
Tassal Group, Ltd. (Australia)	367,454	879,867
Tate & Lyle PLC (United Kingdom)	60,824	502,807
Vilmorin & Cie S.A. (France)	2,164	114,656
		9,364,573
Household & Personal Products — 0.2%
Best World International, Ltd. (Singapore) (b)	88,900	73,743
Ontex Group N.V. (Belgium) (a)	16,540	243,174
		316,917
Energy — 2.0%
Energy — 2.0%
Beach Energy, Ltd. (Australia)	464,594	496,359
Diversified Gas & Oil PLC (United Kingdom)	912,018	1,081,379
Euronav N.V. (Belgium)	137,408	1,109,620
Oil Refineries, Ltd. (Israel)	304,636	56,863
RAIZNEXT Corp. (Japan)	26,780	302,652
Serica Energy PLC (United Kingdom)	14,418	19,587
Torm PLC (Denmark)	69,002	476,256
		3,542,716
Financials — 10.4%
Banks — 2.4%
Akita Bank, Ltd. (The) (Japan)	10,100	136,069
Bank of Saga, Ltd. (The) (Japan)	12,100	131,866
BAWAG Group A.G. (Austria) (a)	23,412	810,263
Miyazaki Bank, Ltd. (The) (Japan)	7,500	166,211
Norwegian Finans Holding A.S.A. (Norway) (a)	149,798	1,034,110
San ju San Financial Group, Inc. (Japan)	15,965	196,151
Suruga Bank, Ltd. (Japan)	240,000	843,556
Tokyo Kiraboshi Financial Group, Inc. (Japan)	3,200	32,789
Towa Bank, Ltd. (The) (Japan)	43,146	279,951
Valiant Holding A.G. (Switzerland)	6,082	567,512
		4,198,478
Diversified Financials — 6.3%
1st Pacific Co. (Hong Kong)	880,000	168,837
AIFUL Corp. (Japan) (a)	242,700	536,372
Anima Holding S.p.A. (Italy)	381,411	1,647,764
Banca Farmafactoring S.p.A. (Italy) (a) (c)	52,708	300,379
Credit Saison Co., Ltd. (Japan)	68,800	790,507
DWS Group GmbH & Co. KGaA (Germany) (a)	17,782	648,051
Fuyo General Lease Co., Ltd. (Japan)	10,400	579,468
Haitong International Securities Group, Ltd. (Hong Kong)	903,000	216,733
Hitachi Capital Corp. (Japan)	22,183	491,047
Ina Invest Holding A.G. (Switzerland) (a)	1,813	40,193

	Shares	Value
Diversified Financials (continued)
International Personal Finance PLC (United Kingdom)	195,061	$126,331
IOOF Holdings, Ltd. (Australia)	84,807	291,420
Man Group PLC (United Kingdom)	244,590	395,979
Navigator Global Investments, Ltd. (Australia)	221,374	182,166
Pendal Group, Ltd. (Australia)	237,281	992,763
Plus500, Ltd. (United Kingdom)	85,632	1,396,697
Resurs Holding A.B. (Sweden)	58,918	243,009
Sun Hung Kai & Co., Ltd. (Hong Kong)	1,072,000	421,961
TP ICAP PLC (United Kingdom)	402,135	1,746,516
		11,216,193
Insurance — 1.7%
ASR Nederland N.V. (Netherlands)	14,656	451,016
Helvetia Holding A.G. (Switzerland)	14,263	1,335,985
Menora Mivtachim Holdings, Ltd. (Israel)	7,806	78,521
Migdal Insurance and Financial Holdings, Ltd. (Israel)	261,004	136,146
Phoenix Group Holdings PLC (United Kingdom)	59,124	472,449
Unipol Gruppo S.p.A. (Italy)	90,906	355,193
Vienna Insurance Group A.G. (Austria) (a)	7,397	165,893
		2,995,203
Health Care — 7.2%
Healthcare Equipment & Services — 3.9%
Australian Pharmaceutical Industries, Ltd. (Australia)	1,244,900	986,255
Draegerwerk A.G. & Co. KGaA (Germany) (a)	8,585	576,502
Galenica A.G. (Switzerland)	22,788	1,633,758
Getinge A.B. - B Shares (Sweden)	81,827	1,524,566
Humana A.B. (Sweden) (a)	52,974	269,953
Mediclinic International PLC (United Kingdom)	90,654	297,804
Metlifecare, Ltd. (New Zealand) (a)	68,806	230,573
Spire Healthcare Group PLC (United Kingdom) (a)	320,595	339,174
UDG Healthcare PLC (United Kingdom) (a)	26,267	233,461
Virtus Health, Ltd. (Australia)	162,658	319,972
Vital KSK Holdings, Inc. (Japan)	65,900	632,645
		7,044,663
Pharmaceuticals, Biotechnology & Life Sciences — 3.3%
Clinigen Group PLC (United Kingdom)	5,009	50,200
Fuso Pharmaceutical Industries, Ltd. (Japan)	6,000	139,519
Gerresheimer A.G. (Germany)	12,036	1,112,532
Hikma Pharmaceuticals PLC (United Kingdom)	21,588	592,389
Kaken Pharmaceutical Co., Ltd. (Japan)	24,900	1,275,131
KYORIN Holdings, Inc. (Japan)	32,100	657,372
Pharma Mar S.A. (Spain)	27,619	238,644
Recipharm A.B. (Sweden)	47,668	591,167
Sawai Pharmaceutical Co., Ltd. (Japan)	11,900	611,627

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	61

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Towa Pharmaceutical Co., Ltd. (Japan)	29,473	$545,875
		5,814,456
Industrials — 21.3%
Capital Goods — 15.9%
Aida Engineering, Ltd. (Japan) (a)	11,119	75,237
Ashtrom Group, Ltd. (Israel)	12,632	134,038
Austal, Ltd. (Australia)	492,252	1,109,607
Danieli & C. Officine Meccaniche S.p.A. (Italy)	43,050	352,904
Fomento de Construcciones y Contratas S.A. (Spain)	45,787	433,258
Hazama Ando Corp. (Japan)	62,900	364,855
IMI PLC (United Kingdom) (a)	78,262	892,856
Implenia A.G. (Switzerland)	9,067	337,123
Inabata & Co., Ltd. (Japan)	68,200	826,615
Inwido A.B. (Sweden) (a)	156,759	1,093,616
Kanamoto Co., Ltd. (Japan)	28,282	619,477
Kandenko Co., Ltd. (Japan)	68,900	585,623
Keller Group PLC (United Kingdom)	13,375	105,071
Koninklijke BAM Groep N.V. (Netherlands) (a)	161,207	292,697
Kumagai Gumi Co., Ltd. (Japan)	55,000	1,320,929
Kyudenko Corp. (Japan)	21,700	640,523
Lindab International A.B. (Sweden)	56,584	666,865
Maeda Corp. (Japan)	78,900	603,867
Maeda Road Construction Co., Ltd. (Japan) (a)	31,500	594,044
Morgan Sindall Group PLC (United Kingdom)	19,350	294,708
Nichias Corp. (Japan)	32,900	687,570
Nippo Corp. (Japan) (a)	9,200	232,369
Nippon Koei Co., Ltd. (Japan)	19,300	539,960
Nishimatsu Construction Co., Ltd. (Japan)	40,797	814,259
NRW Holdings, Ltd. (Australia)	792,527	1,038,963
Peab A.B. - Class B (Sweden) (a)	151,135	1,249,095
Penta-Ocean Construction Co., Ltd. (Japan)	154,400	833,807
PER Aarsleff Holdings A/S - Class B (Denmark)	30,049	1,082,768
Rexel S.A. (France)	128,649	1,474,757
Sanki Engineering Co., Ltd. (Japan)	66,840	766,185
Sembcorp Industries, Ltd. (Singapore)	137,200	173,683
Signify N.V. (Netherlands) (a)	71,403	1,836,132
Sulzer A.G. (Switzerland)	1,299	104,177
Takamatsu Construction Group Co., Ltd. (Japan)	26,167	585,989
Takasago Thermal Engineering Co., Ltd. (Japan)	21,200	311,798
Tekken Corp. (Japan)	2,882	55,330
TOA Corp. (Japan)	44,100	640,155
Toda Corp. (Japan)	60,200	389,426
Toenec Corp. (Japan)	5,007	173,596
Totetsu Kogyo Co., Ltd. (Japan)	12,550	316,806
Toyo Construction Co., Ltd. (Japan)	132,000	492,492

	Shares	Value
Capital Goods (continued)
Trelleborg A.B. (Sweden) (a)	34,208	$501,816
Ultra Electronics Holdings PLC (United Kingdom) (a)	4,594	113,288
Uponor OYJ (Finland)	83,418	1,129,931
Veidekke A.S.A. (Norway) (a)	27,653	335,794
Yahagi Construction Co., Ltd. (Japan)	18,200	132,989
Yuasa Trading Co., Ltd. (Japan)	21,254	574,544
Zehnder Group A.G. (Switzerland)	9,542	375,701
		28,307,293
Commercial & Professional Services — 2.1%
Aggreko PLC (United Kingdom)	39,401	216,681
Babcock International Group PLC (United Kingdom)	269,010	1,030,975
Derichebourg S.A. (France)	155,972	449,455
Intertrust N.V. (Netherlands)	17,437	297,050
Loomis A.B. (Sweden) (a)	67,781	1,618,959
Societe BIC S.A. (France)	1,964	100,025
Tanseisha Co., Ltd. (Japan)	13,300	92,936
		3,806,081
Transportation — 3.3%
bpost S.A. (Belgium)	184,926	1,250,177
Compania de Distribucion Integral Logista Holdings S.A. (Spain)	7,669	143,700
CTT-Correios de Portugal S.A. (Portugal) (a)	182,958	433,803
D/S Norden A/S (Denmark)	71,622	966,230
Dart Group PLC (United Kingdom)	56,056	582,427
Go-Ahead Group PLC (The) (United Kingdom)	83,240	863,458
Nobina A.B. (Sweden) (a)	26,375	158,036
Redde Northgate PLC (United Kingdom)	437,762	900,032
Stagecoach Group PLC (United Kingdom)	331,438	245,515
Tourism Holdings, Ltd. (New Zealand) (a)	239,708	308,766
		5,852,144
Information Technology — 10.9%
Semiconductors & Semiconductor Equipment — 2.0%
Dialog Semiconductor PLC (Germany) (a)	20,161	921,714
Ferrotec Holdings Corp. (Japan)	79,500	482,248
Siltronic A.G. (Germany)	11,590	1,188,719
Tower Semiconductor, Ltd. (Israel) (a)	46,807	890,410
		3,483,091
Software & Services — 4.4%
Atea ASA (Norway) (a)	108,399	1,049,220
Avast PLC (United Kingdom)	139,237	910,020
Bravura Solutions, Ltd. (Australia)	71,942	226,734
Computacenter PLC (United Kingdom)	93,338	1,891,702
DTS Corp. (Japan)	24,927	514,356
Econocom Group S.A./N.V. (Belgium)	167,699	339,920
Integrated Research, Ltd. (Australia)	172,163	459,543
Micro Focus International PLC (United Kingdom) (a)	16,029	85,514
Mitsubishi Research Institute, Inc. (Japan)	15,500	620,127

See Notes to Financial Statements.

62	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Software & Services (continued)
Playtech PLC (United Kingdom)	69,747	$243,693
Sopra Steria Group (France)	2,631	325,545
TietoEVRY OYJ (Finland) (a)	45,870	1,255,922
		7,922,296
Technology Hardware & Equipment — 4.5%
ALSO Holding A.G. (Switzerland) (a)	3,500	859,739
AT&S Austria Technologie & Systemtechnik A.G. (Austria)	32,795	592,182
CONEXIO Corp. (Japan)	35,561	470,745
Daiwabo Holdings Co., Ltd. (Japan)	21,200	1,391,325
Dicker Data, Ltd. (Australia)	86,308	416,482
Eizo Corp. (Japan)	11,396	428,243
Hakuto Co., Ltd. (Japan)	12,700	116,144
Hosiden Corp. (Japan)	61,300	539,066
Kaga Electronics Co., Ltd. (Japan)	29,400	534,835
Landis+Gyr Group A.G. (Switzerland) (a)	4,772	309,125
Logitech International S.A. (Switzerland)	3,862	253,069
MCJ Co., Ltd. (Japan)	137,100	1,095,603
Quadient (France)	5,225	76,379
Restar Holdings Corp. (Japan)	29,300	570,167
Sanshin Electronics Co., Ltd. (Japan)	12,800	182,854
VTech Holdings, Ltd. (Hong Kong) (a)	29,438	177,339
		8,013,297
Materials — 7.9%
Materials — 7.9%
Aichi Steel Corp. (Japan)	18,500	526,229
Aperam S.A. (France)	28,865	809,372
Asahi Holdings, Inc. (Japan)	22,900	609,612
Bekaert S.A. (Belgium)	5,918	116,369
Buzzi Unicem S.p.A. (Italy)	41,147	513,163
Centamin PLC (United Kingdom)	66,623	152,076
Dainichiseika Color & Chemicals Manufacturing Co., Ltd. (Japan)	4,600	99,833
Ferrexpo PLC (United Kingdom)	796,577	1,710,708
Fletcher Building, Ltd. (New Zealand)	78,018	187,887
Godo Steel, Ltd. (Japan)	20,150	343,550
Granges A.B. (Sweden) (a)	60,146	479,446
Hexpol A.B. (Sweden) (a)	15,289	114,068
Kureha Corp. (Japan)	8,000	351,730
Miquel y Costas & Miquel S.A. (Spain)	15,871	227,814
Mount Gibson Iron, Ltd. (Australia)	1,729,456	737,193
Nippon Light Metal Holdings Co., Ltd. (Japan)	12,400	21,722
Perenti Global, Ltd. (Australia)	1,326,829	1,077,309
Rengo Co., Ltd. (Japan)	147,800	1,204,816
St Barbara, Ltd. (Australia)	506,153	1,120,472
Tenma Corp. (Japan)	12,125	187,015
Tokuyama Corp. (Japan)	56,000	1,324,964
Tokyo Steel Manufacturing Co., Ltd. (Japan)	64,200	369,716
Ube Industries, Ltd. (Japan)	5,727	98,701
Vetropack Holding A.G. (Switzerland) (a)	15,672	866,743
Vicat S.A. (France)	15,162	465,986

	Shares	Value
Materials (continued)
Westgold Resources, Ltd. (Australia) (a)	183,911	$270,035
		13,986,529
Real Estate — 12.0%
Real Estate — 12.0%
Allreal Holding A.G. (Switzerland)	2,030	402,415
Aventus Group (Australia)	405,946	589,626
Capital & Regional PLC (United Kingdom)	48,879	51,480
Charter Hall Long Wale REIT (Australia)	295,310	880,998
Civitas Social Housing PLC REIT (United Kingdom)	870,256	1,183,382
Corestate Capital Holding S.A. (Germany) (a)	50,390	1,024,808
Deutsche EuroShop A.G. (Germany) (a)	48,916	691,415
Dios Fastigheter A.B. (Sweden)	134,331	899,673
Eagle Hospitality Trust (Singapore) (a) (b)	1,204,600	165,030
Far East Consortium International, Ltd. (Hong Kong) (a)	882,000	289,159
First Real Estate Investment Trust (Singapore)	1,482,503	744,057
Investec Australia Property Fund (Australia) (c)	423,431	356,088
Invincible Investment Corp. (Japan)	2,745	712,487
Japan Hotel REIT Investment Corp. (Japan)	2,909	1,206,673
Kenedix Retail REIT Corp. (Japan)	139	260,245
Keppel Pacific Oak US REIT (Singapore)	790,000	559,288
Kiwi Property Group, Ltd. (New Zealand) (a)	185,910	126,578
Kungsleden A.B. (Sweden)	12,853	96,181
Lar Espana Real Estate Socimi S.A. (Spain)	68,801	359,120
Lippo Malls Indonesia Retail Trust (Singapore)	2,028,629	198,418
Mercialys S.A. (France)	132,096	1,107,622
MIRAI Corp. (Japan)	3,028	1,069,063
NewRiver REIT PLC (United Kingdom) (c)	912,817	711,009
Norstar Holdings, Inc. (Israel)	15,515	76,836
Nyfosa A.B. (Sweden) (a)	58,148	399,024
Raysum Co., Ltd. (Japan)	32,300	284,925
Regional REIT, Ltd. (United Kingdom)	462,205	405,646
Samty Residential Investment Corp. (Japan)	213	209,207
Sasseur Real Estate Investment Trust (Singapore)	1,072,600	572,727
Savills PLC (United Kingdom)	119,429	1,218,036
Selvaag Bolig A.S.A. (Norway)	104,709	621,600
Star Asia Investment Corp. (Japan)	290	256,549
Summit Real Estate Holdings, Ltd. (Israel)	18,697	171,301
Takara Leben Co., Ltd. (Japan)	253,557	850,192
Takara Leben Real Estate Investment Trust Corp. (Japan)	1,244	1,032,022
Wereldhave N.V. (Netherlands)	13,285	122,473
Wihlborgs Fastigheter A.B. (Sweden)	14,188	233,349

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	63

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Real Estate (continued)
Workspace Group PLC (United Kingdom) (a)	34,035	$276,083
Yanlord Land Group, Ltd. (Singapore) (a)	1,056,474	894,064
		21,308,849
Utilities — 2.5%
Utilities — 2.5%
ACEA S.p.A. (Italy)	47,509	913,668
BKW A.G. (Switzerland)	4,696	421,603
Contact Energy, Ltd. (New Zealand)	28,567	116,177
Drax Group PLC (United Kingdom)	420,203	1,341,031
Encavis A.G. (Germany)	31,390	457,439
EVN A.G. (Austria)	10,119	171,057
Genesis Energy, Ltd. (New Zealand)	54,997	108,093
Hokuriku Electric Power Co. (Japan)	13,700	87,164
Italgas S.p.A. (Italy)	116,571	678,535
Nippon Gas Co., Ltd. (Japan) (a)	2,500	107,491
Redes Energeticas Nacionais, SGPS, S.A. (Portugal)	44,122	120,422
		4,522,680

Total Common Stocks (Cost $193,432,950)		173,662,355

PREFERRED STOCKS — 0.5%
Health Care — 0.4%
Healthcare Equipment & Services — 0.4%
Draegerwerk A.G. & Co. KGaA (Germany)	7,979	653,066

Materials — 0.1%
Materials — 0.1%
STO S.E. & Co. KGaA (Germany)	2,339	265,467

Total Preferred Stocks (Cost $709,365)		918,533

RIGHTS — 0.0% (d)
Consumer Discretionary — 0.0% (d)
Consumer Services — 0.0% (d)
Betsson A.B.	142,356	43,839

Retailing — 0.0%
Super Retail Group, Ltd. (b)	37,169	0

Total Rights (Cost $15,948)		43,839

Investments at Value — 98.1% (Cost $194,158,263)		$174,624,727

Other Assets in Excess of Liabilities — 1.9%		3,337,885

Net Assets — 100.0%		$177,962,612

(a)	Non-income producing security.

(b)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.1% of net assets. The total value of these securities is $264,386.

(c)	Restricted security. See the table on the following page for additional information.

(d)	Percentage rounds to less than 0.1%.

Sector, industry and country classifications presented herein are based on the categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s classifications refer to any one or more of the classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Country Breakdown

Country	Value	% of Net Assets
Japan	$54,386,391	30.6%
United Kingdom	27,960,626	15.7%
Australia	14,758,066	8.3%
Sweden	12,735,310	7.2%
Switzerland	9,484,922	5.3%
Germany	9,157,700	5.1%
France	5,915,713	3.3%
Italy	5,720,703	3.2%
Singapore	4,103,498	2.3%
Denmark	3,977,636	2.2%
Belgium	3,752,327	2.1%
Hong Kong	3,581,597	2.0%
Israel	3,321,421	1.9%
Norway	3,301,063	1.9%
Spain	3,189,574	1.8%
Netherlands	2,999,368	1.7%
Finland	2,385,853	1.3%
Austria	1,871,963	1.1%
New Zealand	1,078,074	0.6%
Portugal	618,355	0.3%
Ireland	324,567	0.2%
Total Investments	$174,624,727	98.1%
Other Assets in Excess of Liabilities	3,337,885	1.9%
Net Assets	$177,962,612	100.0%

See Notes to Financial Statements.

64	| www.sbhfunds.com

Segall Bryant & Hamill International Small Cap Fund	Statement of Investments
June 30, 2020 (Unaudited)

Restricted Securities

Issuer Description	Acquisition Date	Cost	Value	Value as a Percentage of Net Assets
Banca Farmafactoring S.p.A. (Italy)	04/23/20-05/19/20	$286,698	$300,379	0.17%
Investec Austrailia Property Fund (Austrailia)	06/12/20-06/15/20	338,338	356,088	0.20%
NewRiver REIT PLC (United Kingdom)	02/13/18-05/11/20	1,898,444	711,009	0.40%
		$2,523,480	$1,367,476	0.77%

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	65

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 92.9%
Communication Services — 12.5%
Media & Entertainment — 9.9%
4Imprint Group PLC (United Kingdom) (a)	32,100	$978,630
JYP Entertainment Corp. (South Korea)	31,140	554,293
LIFULL Co., Ltd. (Japan)	147,200	580,449
MarkLines Co., Ltd. (Japan)	36,411	758,709
ZIGExN Co., Ltd. (Japan)	191,642	602,742
		3,474,823
Telecommunication Services — 2.6%
KINX, Inc. (South Korea)	6,760	335,291
Vision, Inc. (Japan) (a)	88,100	555,595
		890,886
Consumer Discretionary — 13.7%
Consumer Durables & Apparel — 3.2%
MIPS A.B. (Sweden)	31,774	1,101,665

Consumer Services — 6.3%
Arcland Service Holdings Co., Ltd. (Japan)	20,808	369,236
Fu Shou Yuan International Group, Ltd. (China)	1,076,847	989,970
Jumbo Interactive, Ltd. (Australia)	58,100	388,573
MTY Food Group, Inc. (Canada)	9,589	171,921
Yossix Co., Ltd. (Japan)	15,515	285,265
		2,204,965
Retailing — 4.2%
Vertu Motors PLC (United Kingdom)	1,312,518	398,130
Webjet, Ltd. (Australia)	464,742	1,086,636
		1,484,766
Consumer Staples — 2.6%
Household & Personal Products — 2.6%
Kitanotatsujin Corp. (Japan)	191,800	919,541

Financials — 8.1%
Banks — 1.5%
Mortgage Advice Bureau Holdings, Ltd. (United Kingdom)	70,549	527,118

Diversified Financials — 6.6%
Azimut Holdings S.p.A. (Italy)	35,077	602,167
M&A Capital Partners Co., Ltd. (Japan) (a)	19,112	710,428
Sanne Group PLC (Jersey)	76,465	596,181
Strike Co., Ltd. (Japan) (a)	9,000	404,237
		2,313,013
Health Care — 3.8%
Pharmaceuticals, Biotechnology & Life Sciences — 3.8%
Essex Bio-Technology, Ltd. (Hong Kong)	565,000	401,837
SwedenCare A.B. (Sweden)	74,470	914,934
		1,316,771

	Shares	Value
Industrials — 15.7%
Capital Goods — 3.5%
Diploma PLC (United Kingdom)	27,980	$622,005
IMCD N.V. (Netherlands) (a)	6,640	626,272
		1,248,277
Commercial & Professional Services — 12.2%
Boyd Group Services, Inc. (Canada)	6,415	954,845
Clipper Logistics PLC (United Kingdom)	343,775	1,250,224
Nihon M&A Center, Inc. (Japan)	20,530	933,646
SMS Co., Ltd. (Japan)	50,190	1,129,431
		4,268,146
Information Technology — 36.5%
Software & Services — 35.7%
Appen, Ltd. (Australia)	75,610	1,795,309
Autohome, Inc. ADR (China)	6,243	471,346
CANCOM S.E. (Germany) (a)	18,030	961,345
Constellation Software, Inc. (Canada)	1,474	1,664,344
Fortnox A.B. (Sweden)	58,654	1,604,873
GB Group PLC (United Kingdom)	165,420	1,381,705
Keywords Studios PLC (Ireland)	70,689	1,587,119
LiveChat Software S.A. (Poland)	23,500	379,235
Logo Yazilim Sanayi Ve Ticaret A.S. (Turkey) (a)	35,970	406,740
Momo, Inc. ADR (China)	39,400	688,712
PagSeguro Digital, Ltd. - Class A (Brazil) (a)	20,540	725,884
Softcat PLC (United Kingdom)	60,969	824,601
		12,491,213
Technology Hardware & Equipment — 0.8%
PAX Global Technology, Ltd. (Hong Kong)	688,200	301,467

Investments at Value — 92.9% (Cost $25,224,044)		$32,542,651

Other Assets in Excess of Liabilities — 7.1%		2,471,255

Net Assets — 100.0%		$35,013,906

(a)	Non-income producing security.

Sector, industry and country classifications presented herein are based on the categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s classifications refer to any one or more of the classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

66	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
June 30, 2020 (Unaudited)

Country Breakdown

Country	Value	% of Net Assets
Japan	$7,249,279	20.7%
United Kingdom	5,982,413	17.1%
Sweden	3,621,472	10.3%
Australia	3,270,518	9.3%
Canada	2,791,110	8.0%
China	2,150,028	6.1%
Ireland	1,587,119	4.5%
Germany	961,345	2.8%
South Korea	889,584	2.5%
Brazil	725,884	2.1%
Hong Kong	703,304	2.0%
Netherlands	626,272	1.8%
Italy	602,167	1.7%
Jersey	596,181	1.7%
Turkey	406,740	1.2%
Poland	379,235	1.1%
Total Investments	$32,542,651	92.9%
Other Assets in Excess of Liabilities	2,471,255	7.1%
Net Assets	$35,013,906	100.0%

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	67

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
June 30, 2020 (Unaudited)

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

						Asset Derivatives	Liability Derivatives
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at June 30, 2020	Fund Delivering	U.S. $ Value at June 30, 2020	Unrealized Appreciation	Unrealized Depreciation
BNY Mellon	9/17/2020	AED	45,999	USD	46,020	$—	$(21)
BNY Mellon	9/17/2020	BRL	501,565	USD	548,588	—	(47,023)
BNY Mellon	9/17/2020	CHF	1,634,293	USD	1,611,091	23,202	—
BNY Mellon	9/17/2020	CLP	66,649	USD	71,407	—	(4,758)
BNY Mellon	9/17/2020	COP	13,817	USD	14,550	—	(733)
BNY Mellon	9/17/2020	CZK	7,554	USD	7,652	—	(98)
BNY Mellon	9/17/2020	DKK	590,500	USD	594,942	—	(4,442)
BNY Mellon	9/17/2020	EUR	3,730,389	USD	3,760,003	—	(29,614)
BNY Mellon	9/17/2020	HUF	9,893	USD	10,279	—	(386)
BNY Mellon	9/17/2020	IDR	102,563	USD	106,433	—	(3,870)
BNY Mellon	9/17/2020	ILS	464,972	USD	465,012	—	(40)
BNY Mellon	9/17/2020	INR	913,863	USD	920,432	—	(6,569)
BNY Mellon	9/17/2020	JPY	1,615,288	USD	1,590,946	24,342	—
BNY Mellon	9/17/2020	KRW	1,422,516	USD	1,418,431	4,084	—
BNY Mellon	9/17/2020	MXP	169,397	USD	179,780	—	(10,383)
BNY Mellon	9/17/2020	NOK	552,119	USD	572,793	—	(20,674)
BNY Mellon	9/17/2020	NZD	226,231	USD	227,967	—	(1,736)
BNY Mellon	9/17/2020	PHP	54,334	USD	54,519	—	(185)
BNY Mellon	9/17/2020	PLN	81,180	USD	81,987	—	(807)
BNY Mellon	9/17/2020	QAR	86,037	USD	86,113	—	(76)
BNY Mellon	9/17/2020	RUB	62,518	USD	64,933	—	(2,415)
BNY Mellon	9/17/2020	SAR	204,880	USD	204,906	—	(26)
BNY Mellon	9/17/2020	SGD	458,580	USD	459,222	—	(642)
BNY Mellon	9/17/2020	THB	319,241	USD	313,383	5,858	—
BNY Mellon	9/17/2020	TWD	1,924,956	USD	1,882,573	42,383	—
BNY Mellon	9/17/2020	USD	2,060,100	SEK	2,027,058	33,042	—
BNY Mellon	9/17/2020	USD	307,212	HKD	307,594	—	(382)
BNY Mellon	9/17/2020	USD	4,202,827	GBP	4,094,833	107,993	—
BNY Mellon	9/17/2020	USD	1,630,177	AUD	1,612,628	17,548	—
BNY Mellon	9/17/2020	USD	217,131	CAD	214,407	2,724	—
BNY Mellon	9/17/2020	ZAR	233,179	USD	239,768	—	(6,589)
Total						$261,176	$(141,469)

See Notes to Financial Statements.

68	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.6%
Communication Services — 6.3%
Telecommunication Services — 6.3%
KDDI Corp. (Japan)	38,100	$1,136,774
Verizon Communications, Inc.	23,430	1,291,696
		2,428,470
Consumer Discretionary — 9.3%
Automobiles & Components — 2.6%
Toyota Motor Corp. (Japan)	16,200	1,018,703

Consumer Services — 3.4%
Starbucks Corp.	17,700	1,302,543

Retailing — 3.3%
Lowe’s Cos., Inc.	9,330	1,260,670

Consumer Staples — 14.8%
Food & Staples Retailing — 5.5%
Koninklijke Ahold Delhaize N.V. (Netherlands)	42,930	1,170,248
Walmart, Inc.	8,107	971,057
		2,141,305
Food, Beverage & Tobacco — 6.3%
Asahi Group Holdings, Ltd. (Japan)	31,200	1,095,794
Danone S.A. (France) (a)	18,980	1,317,723
		2,413,517
Household & Personal Products — 3.0%
Kimberly-Clark Corp.	8,244	1,165,289

Energy — 5.9%
Energy — 5.9%
Chevron Corp.	13,910	1,241,189
Marathon Petroleum Corp.	27,710	1,035,800
		2,276,989
Financials — 9.0%
Banks — 2.9%
U.S. Bancorp	30,206	1,112,185

Diversified Financials — 2.2%
Charles Schwab Corp. (The)	25,400	856,996

Insurance — 3.9%
Chubb, Ltd. (Switzerland)	11,800	1,494,116

Health Care — 16.6%
Pharmaceuticals, Biotechnology & Life Sciences — 16.6%
AbbVie, Inc.	14,374	1,411,239
Bayer A.G. (Germany)	19,540	1,448,660
Merck & Co., Inc.	14,390	1,112,779
Novartis A.G. ADR (Switzerland)	14,210	1,241,102
Roche Holdings A.G. (Switzerland)	3,510	1,216,012
		6,429,792

	Shares	Value
Industrials — 9.0%
Capital Goods — 5.5%
Lockheed Martin Corp.	2,960	$1,080,163
Rockwell Automation, Inc.	4,890	1,041,570
		2,121,733
Commercial & Professional Services — 3.5%
RELX PLC (United Kingdom)	59,000	1,365,579

Information Technology — 17.1%
Semiconductors & Semiconductor Equipment — 6.1%
Broadcom, Inc.	4,380	1,382,372
Intel Corp.	16,240	971,639
		2,354,011
Software & Services — 11.0%
Atos S.E. (France) (a)	17,380	1,490,336
Broadridge Financial Solutions, Inc.	11,840	1,494,090
Sage Group PLC (The) (United Kingdom)	150,972	1,253,189
		4,237,615
Materials — 3.0%
Materials — 3.0%
Newmont Mining Corp.	19,080	1,177,999

Utilities — 5.6%
Utilities — 5.6%
American Electric Power Co., Inc.	15,470	1,232,031
Enel S.p.A. (Italy)	108,920	942,175
		2,174,206
Investments at Value — 96.6% (Cost $33,157,266)		$37,331,718

Other Assets in excess of Liabilities — 3.4%		1,307,062

Net Assets — 100.0%		$38,638,780

(a)	Non-income producing security.

Sector, industry and country classifications presented herein are based on the categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s classifications refer to any one or more of the classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	69

Segall Bryant & Hamill Global Large Cap Fund	Statement of Investments
June 30, 2020 (Unaudited)

Country Breakdown

Country	Value	% of Net Assets
United States	$21,141,307	54.7%
Switzerland	3,951,230	10.2%
Japan	3,251,271	8.4%
France	2,808,059	7.3%
United Kingdom	2,618,768	6.8%
Germany	1,448,660	3.8%
Netherlands	1,170,248	3.0%
Italy	942,175	2.4%
Total Investments	$37,331,718	96.6%
Other Assets in Excess of Liabilities	1,307,062	3.4%
Net Assets	$38,638,780	100.0%

See Notes to Financial Statements.

70	| www.sbhfunds.com

Segall Bryant & Hamill Workplace Equality Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 96.6%
Communication Services — 5.4%
Media & Entertainment — 1.6%
Interpublic Group of Cos., Inc. (The)	15,510	$266,152

Telecommunication Services — 3.8%
AT&T, Inc.	8,950	270,558
Verizon Communications, Inc.	6,030	332,434
		602,992
Consumer Discretionary — 10.5%
Consumer Durables & Apparel — 1.7%
Ralph Lauren Corp.	3,750	271,950

Consumer Services — 4.5%
Starbucks Corp.	4,120	303,191
Yum! Brands, Inc.	4,718	410,041
		713,232
Retailing — 4.3%
Ross Stores, Inc.	2,440	207,986
Target Corp.	4,013	481,279
		689,265
Consumer Staples — 7.5%
Food & Staples Retailing — 2.3%
Walmart, Inc.	3,117	373,354

Food, Beverage & Tobacco — 2.9%
General Mills, Inc.	7,570	466,691

Household & Personal Products — 2.3%
Kimberly-Clark Corp.	2,572	363,552

Energy — 4.1%
Energy — 4.1%
Chevron Corp.	4,110	366,735
Marathon Petroleum Corp.	7,530	281,472
		648,207
Financials — 12.5%
Banks — 3.8%
M&T Bank Corp.	2,430	252,647
U.S. Bancorp	9,575	352,551
		605,198
Diversified Financials — 3.2%
Nasdaq, Inc.	2,090	249,692
T. Rowe Price Group, Inc.	2,130	263,055
		512,747
Insurance — 5.5%
Chubb, Ltd. (Switzerland)	2,335	295,658
Principal Financial Group, Inc.	7,150	297,011
Prudential Financial, Inc.	4,770	290,493
		883,162

	Shares	Value
Health Care — 15.2%
Healthcare Equipment & Services — 7.3%
Becton, Dickinson and Co.	1,770	$423,508
Cardinal Health, Inc.	7,525	392,730
Cerner Corp.	5,270	361,258
		1,177,496
Pharmaceuticals, Biotechnology & Life Sciences — 7.9%
AbbVie, Inc.	4,656	457,126
Amgen, Inc.	1,950	459,927
Gilead Sciences, Inc.	4,453	342,614
		1,259,667
Industrials — 11.0%
Capital Goods — 6.6%
L3Harris Technologies, Inc.	1,797	304,897
Lockheed Martin Corp.	891	325,144
Rockwell Automation, Inc.	2,040	434,520
		1,064,561
Commercial & Professional Services — 1.7%
ManpowerGroup, Inc.	3,840	264,000

Transportation — 2.7%
CSX Corp.	6,300	439,362

Information Technology — 21.2%
Semiconductors & Semiconductor Equipment — 6.0%
NVIDIA Corp.	1,555	590,760
Texas Instruments, Inc.	2,950	374,562
		965,322
Software & Services — 13.6%
Accenture PLC - Class A (Ireland)	1,930	414,410
Automatic Data Processing, Inc.	2,180	324,580
Broadridge Financial Solutions, Inc.	2,698	340,461
International Business Machines Corp.	3,300	398,541
Microsoft Corp.	1,285	261,510
Oracle Corp.	8,050	444,923
		2,184,425
Technology Hardware & Equipment — 1.6%
NetApp, Inc.	5,665	251,356

Materials — 2.5%
Materials — 2.5%
Eastman Chemical Co.	5,816	405,026

Real Estate — 1.6%
Real Estate — 1.6%
Jones Lang LaSalle, Inc.	2,535	262,271

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	71

Segall Bryant & Hamill Workplace Equality Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Shares	Value
Utilities — 5.1%
Utilities — 5.1%
American Electric Power Co., Inc.	5,810	$462,708
Exelon Corp.	9,540	346,207
		808,915
Investments at Value — 96.6% (Cost $14,953,724)		$15,478,903

Other Assets in Excess of Liabilities — 3.4%		543,843

Net Assets — 100.0%		$16,022,746

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

72	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 89.8%
Finance — 2.9%
Noncaptive Diversified Financial Companies — 1.8%
Caterpillar Financial Services Corp., Series J	0.950%	05/13/22	$200,000	$202,573

Real Estate Investment Trusts — 1.1%
Ventas Realty, L.P.	3.250%	08/15/22	130,000	133,063

Industrial — 72.6%
Automobile Manufacturing — 4.9%
General Motors Financial Co., Inc.	4.200%	11/06/21	215,000	220,493
Goodyear Tire & Rubber Co.	8.750%	08/15/20	135,000	135,783
Paccar Financial Corp., Series P	0.800%	06/08/23	205,000	205,785
				562,061
Beverage / Bottling — 3.6%
Anheuser-Busch InBev S.A./N.V.	2.625%	01/17/23	210,000	220,455
Brown Forman Corp.	2.250%	01/15/23	106,000	108,467
Keurig Dr. Pepper, Inc.	4.057%	05/25/23	80,000	87,185
				416,107
Building Products — 3.4%
Masco Corp.	3.500%	04/01/21	210,000	212,895
Stanley Black & Decker, Inc.	2.900%	11/01/22	170,000	179,289
				392,184
Chemicals — 0.5%
DowDuPont, Inc.	3.766%	11/15/20	54,000	54,615

Construction Machinery — 2.5%
CNH Industrial Capital LLC	4.875%	04/01/21	176,000	180,575
John Deere Capital Corp., Series G (3MO LIBOR + 24) (a)	1.883%	03/12/21	105,000	105,053
				285,628
Diversified Manufacturing — 6.2%
Amphenol Corp.	3.125%	09/15/21	181,000	185,423
Cooper US, Inc.	3.875%	12/15/20	111,000	111,749
Roper Technologies, Inc.	3.000%	12/15/20	195,000	196,764
Xylem, Inc.	4.875%	10/01/21	210,000	221,033
				714,969
Electronics — 7.0%
Analog Devices, Inc.	2.875%	06/01/23	215,000	225,137
Apple, Inc.	0.750%	05/11/23	150,000	151,580
Corning, Inc.	2.900%	05/15/22	200,000	207,076
Diamond 1 Finance Corp., 144A (b)	5.450%	06/15/23	200,000	218,762
				802,555
Food Processors — 1.9%
Mondelēz International, Inc.	2.125%	04/13/23	215,000	222,683

Healthcare Facilities / Supplies — 2.7%
CVS Health Corp.	2.800%	07/20/20	150,000	150,135
HCA, Inc.	4.750%	05/01/23	150,000	162,761
				312,896
Independent Energy — 4.9%
Apache Corp.	3.625%	02/01/21	191,000	189,110
Occidental Petroleum Corp.	4.850%	03/15/21	189,000	187,583
PDC Energy, Inc., CV	1.125%	09/15/21	205,000	187,776
				564,469

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	73

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Information / Data Technology — 1.8%
Paypal Holdings, Inc.	1.350%	05/11/23	$200,000	$204,160

Leisure / Entertainment — 1.3%
Royal Caribbean Cruises, Ltd.	2.650%	11/28/20	151,000	146,499

Media - Cable — 2.5%
Time Warner Cable, Inc.	4.125%	02/15/21	75,000	75,860
Time Warner Cable, Inc.	4.000%	09/01/21	200,000	205,326
				281,186
Media - Non-Cable — 3.6%
21st Century Fox America, Inc.	4.500%	02/15/21	193,000	197,634
Omnicom GP/Omnicom Capital	3.625%	05/01/22	205,000	216,206
				413,840
Metals / Mining — 1.1%
Teck Resources, Ltd.	4.750%	01/15/22	124,000	128,960

Midstream Energy — 3.8%
Gulf South Pipeline Co., LP	4.000%	06/15/22	210,000	214,705
Williams Partners, LP	4.500%	11/15/23	200,000	219,037
				433,742
Packaging — 1.9%
Ball Corp.	4.000%	11/15/23	213,000	220,455

Pharmaceuticals — 1.9%
Allergan, Inc.	3.375%	09/15/20	220,000	220,945

Railroads — 1.8%
Canadian Pacific Rail Road Co.	9.450%	08/01/21	190,000	206,856

Retail Stores — 1.9%
Best Buy Co., Inc.	5.500%	03/15/21	219,000	223,781

Services — 3.3%
Expedia Group, Inc.	5.950%	08/15/20	163,000	163,479
QVC, Inc.	4.375%	03/15/23	210,000	209,979
				373,458
Supermarkets — 0.2%
Kroger Co.	3.300%	01/15/21	24,000	24,308

Transportation Services — 4.6%
Continental Airlines, Inc., Series 2010-1, Class A	4.750%	07/12/22	74,189	73,112
CSX Transportation, Inc.	6.251%	01/15/23	67,811	74,576
Fedex Corp.	3.400%	01/14/22	185,000	192,420
Hawaiian Airlines, Inc., Series 2013-1, Class B	4.950%	07/15/23	50,911	48,262
U.S. Airways, Series 2013-1, Class B	5.375%	05/15/23	165,613	134,533
				522,903
Wireless Telecommunications — 3.6%
Crown Castle International Corp.	3.400%	02/15/21	170,000	172,665
T-Mobile USA, Inc.	4.000%	04/15/22	230,000	235,525
				408,190
Wireline Telecommunications — 1.7%
Verizon Communications, Inc.	5.150%	09/15/23	175,000	199,190

See Notes to Financial Statements.

74	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Utility — 14.3%
Electric — 14.3%
Ameren Corp.	2.700%	11/15/20	$41,000	$41,251
Delmarva Power & Light Co.	3.500%	11/15/23	185,000	201,385
Detroit Edison Co., Series 2012-A	2.650%	06/15/22	100,000	103,426
Dominion Energy, Inc., Series A-1 (Yield of Treasury Note 2.125% 05/21 + 97) (c)	2.715%	08/15/21	225,000	229,950
Duke Energy Carolinas LLC	3.900%	06/15/21	210,000	215,346
Eversource Energy, Series I	2.500%	03/15/21	198,000	200,486
Georgia Power Co., Series 2020-A	2.100%	07/30/23	215,000	223,720
Oncor Electric Delivery Co.	4.100%	06/01/22	85,000	89,777
Oncor Electric Delivery Co.	7.000%	09/01/22	100,000	113,118
WEC Energy Group, Inc.	3.100%	03/08/22	215,000	223,859
				1,642,318

Total Corporate Bonds (Cost $10,293,609)				$10,314,594

MUNICIPAL BONDS — 5.1%
California — 1.4%
San Diego California Public Facilities Financing Authority Senior Water Revenue Refunding Bonds, Series 2020-B	1.231%	08/01/22	$160,000	$161,499

Maryland — 0.7%
Howard County, Maryland Refunding Consolidated Public Improvement Project and Refunding Bonds, Series 2020-C	1.224%	08/15/22	75,000	75,761
State of Maryland, Series 2010-A	4.200%	03/01/21	10,000	10,220
				85,981
New Jersey — 1.1%
New Jersey Economic Development Authority Water Facilities, Series 2020-C	1.150%	06/01/23	125,000	124,820

New York — 0.1%
New York State Urban Development Corp., Series 2011-B	2.790%	03/15/21	10,000	10,155

Texas — 1.8%
Fort Bend County Texas, Series 2020	5.000%	03/01/23	185,000	205,698

Total Municipal Bonds (Cost $584,116)				$588,153

ASSET BACKED SECURITIES — 0.4%
Honda Auto Receivables Owner Trust, Series 2017-2, Class A-3	1.680%	08/16/21	$2,705	$2,713
John Deere Owner Trust, Series 2017-B, Class A-3	1.820%	10/15/21	12,440	12,463
Toyota Auto Receivables Owner Trust, Series 2017-B, Class A-3	1.760%	07/15/21	12,808	12,827
Verizon Owner Trust, Series 2018-A, Class A-1A (a)	3.230%	04/20/23	18,000	18,396
Total Asset Backed Securities (Cost $45,954)				$46,399

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	75

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
U.S. TREASURY BONDS & NOTES — 3.2%
United States Treasury	1.375%	09/30/20	$145,000	$145,430
United States Treasury	2.250%	04/15/22	215,000	222,987
Total U.S. Treasury Bonds & Notes (Cost $362,300)				$368,417

Investments at Value — 98.5% (Cost $11,285,979)				$11,317,563

Other Assets in Excess of Liabilities — 1.5%				168,073

Net Assets — 100.0%				$11,485,636

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are restricted. See the table below for additional information regarding each restricted security.

(c)	Step coupon. Rate shown is the coupon in effect as of June 30, 2020; reference rate and spread (in basis points) are indicated parenthetically.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Restricted Securities

Issuer Description	Coupon	Maturity	Acquisition Date	Cost	Value	Value as a Percentage of Net Assets
Diamond 1 Finance Corp., 144A	5.450%	06/15/23	06/03/20	$215,272	$218,762	1.90%

See Notes to Financial Statements.

76	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 46.9%
Finance — 11.7%
Banking — 4.7%
Bank of America Corp., Series N	4.083%	03/20/51	$3,000,000	$3,743,413
BB&T Corp., Series G	2.850%	10/26/24	3,676,000	3,967,943
Capital One Financial Corp.	3.200%	02/05/25	11,640,000	12,455,722
JPMorgan Chase & Co.	3.125%	01/23/25	7,285,000	7,939,836
Keycorp, Series I	5.100%	03/24/21	5,000,000	5,166,730
PNC Bank NA	2.700%	11/01/22	6,675,000	6,983,284
Wells Fargo & Co., Series Q	2.406%	10/30/25	7,725,000	8,041,711
				48,298,639
Broker/Asset Managers/Exchanges — 1.8%
Cboe Global Markets, Inc.	3.650%	01/12/27	9,800,000	11,010,630
FMR LLC, 144A (a) (b)	5.350%	11/15/21	3,351,000	3,539,832
FMR LLC, 144A (a) (b)	6.450%	11/15/39	2,575,000	3,832,329
				18,382,791
Life Insurance — 1.4%
Aviation Capital Group LLC, 144A (a) (b)	3.875%	05/01/23	4,250,000	4,043,408
Massachusetts Mutual Life Insurance Co., 144A (a) (b)	3.729%	10/15/70	2,279,000	2,340,884
Northwestern Mutual Life Insurance Co. (The), 144A (a) (b)	3.850%	09/30/47	6,775,000	7,743,744
				14,128,036
Mortgage Banking — 0.6%
Provident Funding Associates LP/PFG Finance Corp., 144A (a) (b)	6.375%	06/15/25	6,195,000	5,792,325

Noncaptive Diversified Financial Companies — 0.4%
Aircastle, Ltd.	5.000%	04/01/23	3,000,000	2,922,971
GATX Corp.	4.000%	06/30/30	1,575,000	1,692,398
				4,615,369
Other Finance — 1.2%
Moody’s Corp.	4.875%	02/15/24	9,235,000	10,435,895
National Securities Clearing Corp., 144A (a) (b)	1.500%	04/23/25	1,650,000	1,687,563
				12,123,458
Real Estate Investment Trusts — 1.6%
Federal Realty Investment Trust	3.000%	08/01/22	2,020,000	2,060,002
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	6,175,000	6,344,812
Ventas Realty LP	3.500%	04/15/24	3,000,000	3,121,339
Ventas Realty LP	4.400%	01/15/29	2,955,000	3,221,535
Washington REIT	3.950%	10/15/22	2,025,000	2,066,548
				16,814,236
Industrial — 32.0%
Aerospace / Defense — 0.9%
Airbus Finance BV, 144A (a) (b)	2.700%	04/17/23	1,860,000	1,927,997
Hexcel Corp.	4.700%	08/15/25	3,041,000	3,309,211
Hexcel Corp.	3.950%	02/15/27	335,000	359,381
Raytheon Co. (a)	3.150%	12/15/24	3,696,000	3,993,538
				9,590,127
Automobile Manufacturing — 1.6%
General Motors Financial Co., Inc.	3.950%	04/13/24	4,425,000	4,577,671
Goodyear Tire & Rubber Co.	5.125%	11/15/23	2,000,000	1,920,000
Goodyear Tire & Rubber Co.	9.500%	05/31/25	1,500,000	1,606,875
Harley-Davidson Financial Services, Inc., 144A (a) (b)	4.050%	02/04/22	8,600,000	8,864,426
				16,968,972

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	77

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Beverage / Bottling — 1.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.900%	02/01/46	$5,700,000	$6,971,848
Fomento Economico Mexicano S.A.B. de C.V.	2.875%	05/10/23	7,548,000	7,830,197
PepsiCo, Inc.	3.875%	03/19/60	1,575,000	2,005,272
				16,807,317
Building Products — 1.5%
Allegion PLC	3.500%	10/01/29	5,063,000	5,307,373
Allegion US Holding Co., Inc.	3.550%	10/01/27	2,550,000	2,669,608
Masco Corp.	6.500%	08/15/32	6,205,000	7,538,044
				15,515,025
Construction Machinery — 1.4%
CNH Industrial N.V.	4.500%	08/15/23	3,275,000	3,534,172
Deere & Co.	3.750%	04/15/50	1,590,000	1,955,136
John Deere Capital Corp.	1.750%	03/09/27	2,045,000	2,126,577
United Rentals North America, Inc.	6.500%	12/15/26	6,835,000	7,176,750
				14,792,635
Consumer Products — 0.2%
Vista Outdoor, Inc.	5.875%	10/01/23	2,500,000	2,443,750

Diversified Manufacturing — 0.8%
Roper Technologies, Inc.	3.650%	09/15/23	7,991,000	8,687,178

Electronics — 0.8%
Amkor Technology, Inc., 144A (a) (b)	6.625%	09/15/27	2,203,000	2,358,025
Dell, Inc.	7.100%	04/15/28	4,492,000	5,289,330
QORVO, Inc., 144A (a) (b)	4.375%	10/15/29	775,000	793,662
				8,441,017
Environmental — 0.1%
Waste Management, Inc.	3.200%	06/15/26	586,000	600,445

Food Processors — 0.4%
Kraft Heinz Food Co.	4.625%	01/30/29	3,495,000	3,766,867

Gaming — 0.5%
MGM Growth Properties Operating Partnership LP/MGP Finance Co.	5.625%	05/01/24	5,199,000	5,407,324

Healthcare Facilities / Supplies — 0.5%
Hologic, Inc., 144A (a) (b)	4.625%	02/01/28	3,146,000	3,263,975
Teleflex, Inc.	4.625%	11/15/27	1,390,000	1,469,522
Teleflex, Inc., 144A (a) (b)	4.250%	06/01/28	350,000	358,750
				5,092,247
Independent Energy — 2.2%
Diamondback Energy, Inc.	3.250%	12/01/26	6,790,000	6,826,932
Occidental Petroleum Corp.	7.500%	05/01/31	6,085,000	5,657,285
PDC Energy, Inc., CV	1.125%	09/15/21	6,025,000	5,518,791
Range Resources Corp.	4.875%	05/15/25	6,400,000	4,802,240
				22,805,248
Information / Data Technology — 0.8%
Fiserv, Inc.	3.200%	07/01/26	7,475,000	8,273,404

Integrated Energy — 0.1%
BP Capital Markets America, Inc.	3.796%	09/21/25	748,000	845,993

Lease / Rent — 0.7%
SBA Tower Trust, Series 2016-1, 144A (a) (b)	2.877%	07/10/46	6,805,000	6,816,229

See Notes to Financial Statements.

78	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Media - Cable — 1.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A (a) (b)	5.875%	04/01/24	$6,000,000	$6,187,500
Comcast Corp.	2.350%	01/15/27	8,200,000	8,761,603
Sirius XM Radio, Inc., 144A (a) (b)	5.375%	07/15/26	4,000,000	4,130,960
				19,080,063
Media - Diversified — 0.3%
Walt Disney Co. (The)	4.625%	03/23/40	2,630,000	3,286,208

Media - Non-Cable — 1.0%
AMC Networks, Inc.	4.750%	12/15/22	379,000	378,053
Lamar Media Corp., 144A (a) (b)	3.750%	02/15/28	2,400,000	2,262,720
Netflix, Inc.	4.875%	04/15/28	1,000,000	1,069,270
Netflix, Inc.	6.375%	05/15/29	1,000,000	1,165,000
Netflix, Inc., 144A (a) (b)	4.875%	06/15/30	350,000	373,929
Nexstar Broadcasting, Inc., 144A (a) (b)	5.625%	08/01/24	5,250,000	5,289,375
				10,538,347
Metals / Mining — 1.0%
FMG Resources August 2006 Pty., Ltd., 144A (a) (b)	4.750%	05/15/22	4,820,000	4,912,881
Teck Resources, Ltd.	4.750%	01/15/22	4,950,000	5,148,000
Teck Resources, Ltd.	3.750%	02/01/23	500,000	516,875
				10,577,756
Midstream Energy — 3.9%
AmeriGas Partners LP/AmeriGas Financial Corp.	5.625%	05/20/24	5,932,000	6,152,670
Boardwalk Pipelines LP	3.375%	02/01/23	5,305,000	5,322,391
Boardwalk Pipelines LP	4.950%	12/15/24	3,015,000	3,228,452
Magellan Midstream Partners LP	5.000%	03/01/26	6,125,000	7,050,032
MPLX LP	4.875%	06/01/25	5,225,000	5,829,665
Tennessee Gas Pipeline Co. LLC	8.375%	06/15/32	5,284,000	7,020,124
Valero Energy Partners LP	4.375%	12/15/26	5,187,000	5,888,225
				40,491,559
Oil Field Services — 0.1%
Burlington Resources, Inc.	6.875%	02/15/26	1,000,000	1,193,887

Packaging — 1.4%
Avery Dennison Corp.	4.875%	12/06/28	5,775,000	6,898,347
Ball Corp.	4.875%	03/15/26	4,500,000	4,889,970
Silgan Holdings, Inc.	4.750%	03/15/25	779,000	788,901
Silgan Holdings, Inc., 144A (a) (b)	4.125%	02/01/28	1,725,000	1,709,906
				14,287,124
Paper & Forest Products — 0.7%
Georiga-Pacific LLC, 144A (a) (b)	5.400%	11/01/20	2,078,000	2,111,097
West Fraser Timber Co., Ltd., 144A (a) (b)	4.350%	10/15/24	5,220,000	5,292,284
				7,403,381
Railroads — 0.3%
Kansas City Southern	2.875%	11/15/29	3,293,000	3,474,951

Restaurants — 0.9%
McDonald’s Corp., Series MTN	3.700%	01/30/26	1,921,000	2,181,595
Starbucks Corp., CV	3.800%	08/15/25	4,000,000	4,508,012
Starbucks Corp.	2.000%	03/12/27	2,000,000	2,092,096
				8,781,703
Retail Stores — 1.3%
AutoNation, Inc.	4.750%	06/01/30	3,369,000	3,649,945
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 144A (a) (b)	8.000%	06/01/21	6,000,000	5,685,000
Hanesbrands, Inc., 144A (a) (b)	4.625%	05/15/24	2,491,000	2,478,545

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	79

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Retail Stores (continued)
Hanesbrands, Inc., 144A (a) (b)	4.875%	05/15/26	$2,000,000	$2,015,000
				13,828,490
Services — 1.0%
QVC, Inc.	4.850%	04/01/24	5,122,000	5,155,805
QVC, Inc.	4.750%	02/15/27	2,085,000	2,016,195
Service Corp. International	4.625%	12/15/27	483,000	501,113
Service Corp. International	5.125%	06/01/29	2,700,000	2,905,200
				10,578,313
Supermarkets — 0.7%
Alimentation Couche-Tard, Inc., 144A (a) (b)	3.550%	07/26/27	4,660,000	5,000,066
Tesco PLC, 144A (a) (b)	6.150%	11/15/37	2,146,000	2,707,551
				7,707,617
Transportation Services — 2.1%
American Airlines, Inc., Series 2013-2, Class A (b)	4.950%	07/15/24	7,520,741	6,091,873
FedEx Corp.	3.900%	02/01/35	6,190,000	6,687,898
JB Hunt Transport Services, Inc.	3.875%	03/01/26	5,925,000	6,774,297
United Parcel Service, Inc.	5.200%	04/01/40	1,540,000	2,125,527
				21,679,595
Wireless Telecommunications — 0.4%
T-Mobile, Inc., 144A (a) (b)	3.875%	04/15/30	3,600,000	4,012,452

Wireline Telecommunications — 1.0%
AT&T, Inc.	3.500%	06/01/41	1,275,000	1,338,982
AT&T, Inc.	5.150%	11/15/46	2,725,000	3,426,658
Verizon Communications, Inc.	4.400%	11/01/34	4,625,000	5,747,005
				10,512,645
Utility — 3.2%
Electric — 3.2%
Nevada Power Co.	6.750%	07/01/37	2,850,000	4,297,220
NextEra Energy Capital Holdings, Inc., Series I	2.403%	09/01/21	1,655,000	1,692,423
NV Energy, Inc.	6.250%	11/15/20	2,881,000	2,943,074
Oncor Electric Delivery Co. LLC	4.100%	06/01/22	4,730,000	4,995,826
Oncor Electric Delivery Co. LLC	5.750%	03/15/29	4,725,000	6,197,437
Tenaska Alabama II Partners LP, 144A (a) (b)	6.125%	03/30/23	82,739	86,322
Tenaska Virginia Partners LP, 144A (a) (b)	6.119%	03/30/24	87,703	91,858
Virginia Electric & Power Co., Series A	6.000%	05/15/37	5,581,000	7,810,883
Vistra Operations Co. LLC, 144A (a) (b)	5.000%	07/31/27	4,699,000	4,777,708
				32,892,751

Total Corporate Bonds (Cost $465,735,836)				$487,335,474

MUNICIPAL BONDS — 9.8%
California — 3.0%
California Educational Facilities Authority, Series 2018-A	4.842%	10/01/48	$3,635,000	$3,991,848
City of San Francisco, CA, Public Utilities Commission Water Revenue, Series 2010-B	6.000%	11/01/40	7,750,000	10,906,265
Foothill Eastern Transportation Corridor Agency Toll Road, Series 2013-A	5.750%	01/15/46	4,500,000	4,997,430
San Diego County Regional Airport Authority, Series 2010-C	6.628%	07/01/40	8,430,000	8,430,000
San Diego County Regional Airport Authority, Series 2014-B	5.594%	07/01/43	3,215,000	3,369,545
				31,695,088
Colorado — 0.5%
Denver Colorado Public Schools, Series 2013-B	4.242%	12/15/37	3,900,000	4,701,411

District of Columbia — 0.4%
District of Columbia Income Tax, Series 2009-E	5.591%	12/01/34	2,880,000	3,823,574

See Notes to Financial Statements.

80	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Massachusetts — 1.0%
Commonwealth of Massachusetts, Series 2019-D	2.663%	09/01/39	$9,440,000	$10,105,898

New York — 0.8%
New York City Transitional Finance Authority, Series B SUB B-3	3.950%	08/01/32	7,665,000	8,770,676

Texas — 1.7%
Dallas Area Rapid Transit, Series 2010-B	4.920%	12/01/41	6,110,000	8,559,621
Dallas Independent School District, Series 2010-C	6.450%	02/15/35	4,600,000	4,727,328
Mission Economic Development Corporation Solid Waste Disposal, Series 2020-A (c)	1.500%	05/01/50	700,000	699,951
Texas Transportation Commission Central Texas Turnpike System, Series 2020-B	1.980%	08/15/42	4,025,000	4,040,939
				18,027,839
Utah — 0.6%
Utah Transit Authority Sales Tax Revenue, Series 2020	2.774%	12/15/38	5,925,000	5,833,637

Virginia — 0.9%
Virginia Small Business Financing Authority, Series 2017, 144A (a) (c) (d)	3.000%	07/01/50	9,000,000	8,977,590

Washington — 0.9%
Port of Seattle Washington, Series 2017-B	3.755%	05/01/36	1,925,000	2,008,487
State of Washington, Series 2010-D	5.481%	08/01/39	5,275,000	7,507,064
				9,515,551

Total Municipal Bonds (Cost $94,493,715)				$101,451,264

ASSET BACKED SECURITIES — 3.0%
Bear Stearns, Series 2003-AC4, Class A (e)	5.500%	09/25/33	$3,516,270	$3,600,631
CWABS Asset-Backed Certificates Trust, Series 2005-1, Class AF-6 (c)	5.030%	07/25/35	26,294	26,687
Deephaven Residential Mortgage Trust, Series 2017-3, Class A-3, 144A (a) (b) (c)	2.813%	10/25/47	546,251	550,934
Deephaven Residential Mortgage Trust, Series 2018-1, Class A-3, 144A (a) (b) (c)	3.202%	01/25/58	910,535	919,058
Deephaven Residential Mortgage Trust, Series 2018-2, Class A-1, 144A (a) (b) (c)	3.479%	04/25/58	3,008,601	3,060,712
GTP Acquisition Partners I LLC, Series 2015-1-2, Class A 15-2, 144A (a) (b)	3.482%	06/16/25	10,800,000	11,312,115
InSite Issuer, LLC, Series 2016-1, Class C, 144A (a) (b)	6.414%	11/15/46	5,790,000	5,751,788
John Deere Owner Trust, Series 2018-B, Class A-3	3.080%	11/15/22	3,914,914	3,977,572
Renaissance Home Equity Loan Trust, Series 2005-2, Class A-F6 (e)	3.780%	08/25/35	739,227	773,307
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1, Class A, 144A (a) (b)	2.910%	03/20/34	919,314	913,135
Total Asset Backed Securities (Cost $30,298,782)				$30,885,939

MORTGAGE-BACKED SECURITIES PASSTHROUGH — 23.7%
Fannie Mae Pool — 18.3%
Pool #AC8938	4.500%	01/01/25	$1,481,938	$1,580,645
Pool #AD4268	4.500%	03/01/25	990,112	1,056,015
Pool #MA3125	3.000%	09/01/32	10,930,713	11,497,140
Pool #725705	5.000%	08/01/34	130,725	149,973
Pool #MA3896	2.500%	01/01/35	9,745,463	10,207,534
Pool #735288	5.000%	03/01/35	707,818	812,167
Pool #MA4075	2.500%	07/01/35	7,120,000	7,457,587
Pool #MA2354, Series 2015	3.500%	08/01/35	7,715,654	8,253,319
Pool #735897	5.500%	10/01/35	503,959	579,045
Pool #745275	5.000%	02/01/36	701,901	805,681
Pool #888016	5.500%	05/01/36	862,236	990,997
Pool #190377	5.000%	11/01/36	670,463	769,771
Pool #888405	5.000%	12/01/36	139,030	159,722
Pool #256526	6.000%	12/01/36	314,612	363,236
Pool #910881	5.000%	02/01/37	136,731	142,991

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	81

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Fannie Mae Pool — 18.3% (continued)
Pool #889108	6.000%	02/01/38	$436,513	$498,482
Pool #889579	6.000%	05/01/38	764,179	891,863
Pool #995838	5.500%	05/01/39	635,797	730,030
Pool #BM3090, Series 2017	3.500%	02/01/41	5,128,768	5,543,996
Pool #AS7367, Series 2016	3.000%	06/01/41	3,659,081	3,911,628
Pool #AS7732, Series 2016	3.000%	08/01/41	7,843,417	8,399,693
Pool #AS7887, Series 2016	3.000%	09/01/41	12,347,084	13,054,330
Pool #AL3287, Series 2013	4.500%	09/01/41	2,872,778	3,197,307
Pool #AL0933, Series 2011	5.000%	10/01/41	800,307	919,684
Pool #AL5315, Series 2014	4.000%	06/01/42	1,747,028	1,917,962
Pool #AU1628, Series 2013	3.000%	07/01/43	2,334,830	2,501,448
Pool #MA1700, Series 2013	4.500%	12/01/43	2,186,957	2,434,132
Pool #MA1917	4.500%	06/01/44	383,851	424,991
Pool #MA2005	4.500%	08/01/44	609,287	672,342
Pool #MA2145, Series 2014	4.000%	01/01/45	7,585,206	8,239,296
Pool #BM1909, Series 2017	4.000%	02/01/45	15,632,953	17,522,288
Pool #AY3374, Series 2015	3.500%	04/01/45	9,372,516	10,186,795
Pool #AS5823, Series 2015	3.500%	09/01/45	9,298,428	9,956,689
Pool #AL7911, Series 2015	3.500%	12/01/45	6,312,149	6,860,602
Pool #AS8461, Series 2016	3.500%	12/01/46	8,834,435	9,391,179
Pool #AS8784	3.000%	02/01/47	1,795,983	1,898,927
Pool #MA2956	3.000%	04/01/47	11,910,573	12,608,474
Pool #AS9663, Series 2017	4.000%	05/01/47	6,671,659	7,140,519
Pool #MA2863	3.000%	12/01/47	7,632,064	8,073,650
Pool #AL9242, Series 2016	3.000%	10/25/49	7,595,235	8,134,586
				189,936,716
Freddie Mac Gold Pool — 4.6%
Pool #G08061	5.500%	06/01/35	66,700	76,567
Pool #G08079	5.000%	09/01/35	644,188	739,158
Pool #G01960	5.000%	12/01/35	216,022	247,905
Pool #A41748	5.000%	01/01/36	180,318	201,766
Pool #A42128	5.500%	01/01/36	269,513	308,798
Pool #G02064	5.000%	02/01/36	362,390	415,994
Pool #G05200	5.000%	05/01/36	1,237,081	1,419,434
Pool #G02252	5.500%	07/01/36	640,747	736,126
Pool #G02386	6.000%	11/01/36	434,147	505,892
Pool #G03189	6.500%	09/01/37	800,886	946,420
Pool #G08607	4.500%	09/01/44	1,363,510	1,509,217
Pool #G07961, Series 2015	3.500%	03/01/45	6,553,613	7,120,729
Pool #G67700, Series 2016	3.500%	08/01/46	6,151,292	6,718,532
Pool #G08732	3.000%	11/01/46	8,626,328	9,129,813
Pool #G08737	3.000%	12/01/46	2,993,054	3,162,729
Pool #ZS4697	3.000%	01/01/47	4,605,578	4,865,376
Pool #G08747	3.000%	02/01/47	3,048,686	3,223,925
Pool #Q52216	3.500%	11/01/47	6,004,573	6,363,693
				47,692,074
Freddie Mac Non-Gold Pool — 0.8%
Pool #ZS-8069	3.000%	05/01/33	7,623,084	8,021,225
Pool #781958 (c)	0.460%	09/01/34	55,730	58,308
				8,079,533
Ginnie Mae I Pool — 0.0% (f)
Pool #550656	5.000%	09/15/35	112,353	127,904

See Notes to Financial Statements.

82	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Ginnie Mae II Pool — 0.0% (f)
Pool #G24496	5.000%	07/20/39	$534,894	$603,808

Total Mortgage-Backed Securities Passthrough (Cost $236,146,591)				$246,440,035

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.6%
Residential Mortgage-Backed Securities — 0.6%
American Home Mortgage Investment Trust, Series 2004-4, Class VI-A-1 (e)	6.000%	02/25/45	$2,199,828	$2,286,811
Banc of America Funding Trust, Series 2005-4, Class 1-A-4	5.500%	08/25/35	72,721	74,931
Banc of America Funding Trust, Series 2005-4, Class 2-A-4	5.500%	08/25/35	116,219	118,257
CHL Mortgage Pass-Through Trust, Series 2004-HYB2, Class 5-A (c)	4.609%	07/20/34	1,016,530	961,012
GSR Mortgage Loan Trust, Series 2005-3F, Class 2A-3	6.000%	03/25/35	891,257	824,869
PHMC Trust, Series 2007-2, Class A-2 (c)	5.447%	05/18/37	492,384	497,576
Sequoia Mortgage Trust, Series 2017-CH2, Class A-10, 144A (b) (c)	4.000%	12/25/47	1,808,510	1,833,493
Total Residential Mortgage-Backed Securities (Cost $6,747,972)				$6,596,949

U.S. TREASURY BONDS & NOTES — 13.5%
United States Treasury	0.250%	05/31/25	$235,000	$234,697
United States Treasury	2.250%	11/15/25	27,965,000	30,810,657
United States Treasury	2.375%	05/15/27	3,725,000	4,204,157
United States Treasury	2.625%	02/15/29	6,650,000	7,791,930
United States Treasury	1.625%	08/15/29	5,000,000	5,454,688
United States Treasury	3.750%	08/15/41	4,500,000	6,628,711
United States Treasury	3.125%	11/15/41	16,425,000	22,240,477
United States Treasury	2.875%	05/15/43	20,805,000	27,173,280
United States Treasury	2.500%	02/15/45	25,675,000	31,659,482
United States Treasury	3.000%	02/15/49	120,000	165,577
United States Treasury	2.000%	02/15/50	3,750,000	4,292,285
Total U.S. Treasury Bonds & Notes (Cost $115,462,829)				$140,655,941

Investments at Value — 97.5% (Cost $948,885,725)				$1,013,365,602

Other Assets in Excess of Liabilities — 2.5%				25,680,725

Net Assets — 100.0%				$1,039,046,327

(a)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities represent $147,967,173 or 14.2% of net assets as of June 30, 2020.

(b)	Restricted security. See the table on the following page for additional information.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(d)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(e)	Step coupon. Rate shown is the coupon in effect as of June 30, 2020.

(f)	Percentage rounds to less than 0.1%.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	83

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2020 (Unaudited)

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as a Percentage of Net Assets
Airbus Finance BV, 144A	2.700%	04/17/23	08/16/16-12/02/16	$1,876,601	$1,927,997	0.19%
Alimentation Couche-Tard, Inc., 144A	3.550%	07/26/27	07/19/17-08/18/17	4,658,087	5,000,066	0.48%
American Airlines, Inc., Series 2013-2, Class A	4.950%	07/15/24	07/24/13-08/15/19	7,664,391	6,091,873	0.59%
Amkor Technology, Inc., 144A	6.625%	09/15/27	04/20/20-05/13/20	2,289,091	2,358,025	0.23%
Aviation Capital Group LLC, 144A	3.875%	05/01/23	12/10/18	4,192,515	4,043,408	0.39%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A	5.875%	04/01/24	10/18/17	6,154,127	6,187,500	0.60%
Deephaven Residential Mortgage Trust, Series 2017-3, Class A-3, 144A	2.813%	10/25/47	11/01/17-06/28/18	545,662	550,934	0.05%
Deephaven Residential Mortgage Trust, Series 2018-1, Class A-3, 144A	3.202%	01/25/58	01/26/18	910,531	919,058	0.09%
Deephaven Residential Mortgage Trust, Series 2018-2, Class A-1, 144A	3.479%	04/25/58	05/23/18-02/03/20	3,005,465	3,060,712	0.29%
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 144A	8.000%	06/01/21	04/20/16-05/26/16	5,880,325	5,685,000	0.55%
FMG Resources August 2006 Pty., Ltd., 144A	4.750%	05/15/22	6/18/19-03/19/20	4,709,346	4,912,881	0.47%
FMR LLC, 144A	5.350%	11/15/21	10/23/2019-04/13/20	3,489,315	3,539,832	0.34%
FMR LLC, 144A	6.450%	11/15/39	03/27/19	3,322,355	3,832,329	0.37%
Georiga-Pacific LLC, 144A	5.400%	11/01/20	10/30/19	2,101,113	2,111,097	0.20%
GTP Acquisition Partners I LLC, Series 2015-1-2, Class A 15-2, 144A	3.482%	06/16/25	05/20/15-05/27/15	10,812,460	11,312,115	1.09%
Hanesbrand, Inc., 144A	4.625%	05/15/24	03/18/20-06/02/20	2,374,080	2,478,545	0.24%
Hanesbrand, Inc., 144A	4.875%	05/15/26	04/02/20-06/04/20	2,009,245	2,015,000	0.19%
Harley-Davidson Financial Services, Inc., 144A	4.050%	02/04/22	01/31/19	8,596,286	8,864,426	0.85%
Hologic, Inc., 144A	4.625%	02/01/28	04/01/20-04/08/20	3,134,831	3,263,975	0.31%
InSite Issuer, LLC, Series 2016-1, Class C, 144A	6.414%	11/15/46	10/25/16-02/12/19	5,796,154	5,751,788	0.55%
Lamar Media Corp., 144A	3.750%	02/15/28	4/16/2020	2,347,132	2,262,720	0.22%
Massachusetts Mutual Life Insurance Co., 144A	3.729%	10/15/70	10/14/19	2,342,010	2,340,884	0.23%
National Securities Clearing Corp., 144A	1.500%	04/23/25	04/16/20	1,646,868	1,687,563	0.16%
Netflix, Inc., 144A	4.875%	06/15/30	04/21/20	365,662	373,929	0.04%
Nexstar Broadcasting, Inc., 144A	5.625%	08/01/24	07/13/16	5,271,668	5,289,375	0.51%
Northwestern Mutual Life Insurance Co. (The), 144A	3.850%	09/30/47	05/23/18-09/30/19	6,261,161	7,743,744	0.75%
Provident Funding Associates LP/PFG Finance Corp., 144A	6.375%	06/15/25	05/24/17-03/24/20	5,742,501	5,792,325	0.56%
QORVO, Inc., 144A	4.375%	10/15/29	6/16/20	800,121	793,662	0.08%
SBA Tower Trust, Series 2016-1, 144A	2.877%	07/10/46	11/19/19-11/22/19	6,806,578	6,816,229	0.66%
Sequoia Mortgage Trust, Series 2017-CH2, Class A-10, 144A	4.000%	12/25/47	11/07/17-09/19/18	1,846,795	1,833,493	0.18%
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1, Class A, 144A	2.910%	03/20/34	3/13/17-07/23/19	919,759	913,135	0.09%
Silgan Holdings, Inc., 144A	4.125%	02/01/28	11/04/19	1,730,553	1,709,906	0.16%
Sirius XM Radio, Inc., 144A	5.375%	07/15/26	03/30/20-06/02/20	4,102,163	4,130,960	0.40%
Teleflex, Inc., 144A	4.250%	06/01/28	05/21/20	353,728	358,750	0.03%
Tenaska Alabama II Partners LP, 144A	6.125%	03/30/23	10/09/03-09/04/09	82,964	86,322	0.01%
Tenaska Virginia Partners LP, 144A	6.119%	03/30/24	04/29/04-06/26/14	87,688	91,858	0.01%
Tesco PLC, 144A	6.150%	11/15/37	10/07/14	2,256,181	2,707,551	0.26%
T-Mobile, Inc., 144A	3.875%	04/15/30	04/02/20	3,574,322	4,012,452	0.39%
Vistra Operations Co., LLC, 144A	5.000%	07/31/27	06/17/19-07/24/19	4,752,245	4,777,708	0.46%
West Fraser Timber Co., Ltd., 144A	4.350%	10/15/24	10/07/14	5,220,000	5,292,284	0.51%
				$140,029,079	$142,921,411	13.78%

See Notes to Financial Statements.

84	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
CORPORATE BONDS — 97.2%
Finance — 8.3%
Gaming — 2.4%
MGM Growth Properties Operating Partnership LP	4.500%	01/15/28	$1,471,000	$1,432,430

Health Insurance — 1.2%
Centene Corp., 144A (a)	5.375%	06/01/26	725,000	751,579

Mortgage Banking — 2.4%
Provident Funding Associates LP/PFG Finance Corp., 144A (a)	6.375%	06/15/25	1,576,000	1,473,560

Real Estate Investment Trusts — 2.3%
MPT Operating Partnership LP/MPT Finance Corp.	5.000%	10/15/27	1,350,000	1,387,125

Industrial — 87.1%
Automobile Manufacturing — 3.6%
General Motors Co.	6.800%	10/01/27	850,000	990,351
Goodyear Tire & Rubber Co.	9.500%	05/31/25	100,000	107,125
Goodyear Tire & Rubber Co.	5.000%	05/31/26	470,000	437,805
Goodyear Tire & Rubber Co.	4.875%	03/15/27	750,000	687,000
				2,222,281
Building Products — 4.8%
James Hardie International Finance DAC, 144A (a)	4.750%	01/15/25	839,000	853,683
Masco Corp.	6.500%	08/15/32	966,000	1,173,529
Summit Materials LLC	6.125%	07/15/23	875,000	871,106
				2,898,318
Chemicals — 4.3%
Axalta Coating Systems LLC, 144A (a)	4.750%	06/15/27	370,000	371,924
Compass Minerals International, Inc., 144A (a)	4.875%	07/15/24	1,200,000	1,203,000
Olin Corp.	5.125%	09/15/27	556,000	519,860
Olin Corp.	5.000%	02/01/30	575,000	508,875
				2,603,659
Construction Machinery — 3.2%
H&E Equipment Services, Inc.	5.625%	09/01/25	398,000	401,896
United Rentals North America, Inc.	6.500%	12/15/26	1,450,000	1,522,500
				1,924,396
Consumer Products — 2.0%
Vista Outdoor, Inc.	5.875%	10/01/23	1,250,000	1,221,875

Diversified Manufacturing — 1.8%
Wesco Distribution, Inc.	5.375%	06/15/24	1,100,000	1,094,731

Electronics — 4.5%
Amkor Technology, Inc., 144A (a)	6.625%	09/15/27	635,000	679,685
Dell, Inc.	7.100%	04/15/28	655,000	771,263
EMC Corp.	3.375%	06/01/23	515,000	520,923
QORVO, Inc., 144A (a)	4.375%	10/15/29	750,000	768,060
				2,739,931
Food Processors — 0.9%
Kraft Heinz Foods Co.	6.875%	01/26/39	466,000	575,526

Healthcare Facilities / Supplies — 4.9%
Hill-Rom Holdings, Inc., 144A (a)	5.000%	02/15/25	500,000	515,105
Hologic, Inc., 144A (a)	4.375%	10/15/25	1,000,000	1,009,790
Teleflex, Inc.	4.875%	06/01/26	595,000	613,981

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	85

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Healthcare Facilities / Supplies (continued)
Teleflex, Inc.	4.625%	11/15/27	$825,000	$872,198
				3,011,074
Independent Energy — 9.4%
Apache Corp.	3.250%	04/15/22	515,000	499,729
Apache Corp.	4.250%	01/15/30	325,000	280,888
Diamondback Energy, Inc.	3.500%	12/01/29	911,000	880,088
Occidental Petroleum Corp.	3.400%	04/15/26	1,000,000	817,500
Occidental Petroleum Corp.	7.500%	05/01/31	296,000	275,194
PDC Energy, Inc., CV	1.125%	09/15/21	1,442,000	1,320,846
PDC Energy, Inc.	6.125%	09/15/24	290,000	269,700
Range Resources Corp.	4.875%	05/15/25	1,850,000	1,388,148
				5,732,093
Information / Data Technology — 1.1%
CDK Global, Inc.	5.000%	10/15/24	650,000	689,000

Leisure / Entertainment — 4.1%
Cedar Fair LP	5.375%	04/15/27	292,000	261,340
Cedar Fair LP, 144A (a)	5.250%	07/15/29	1,100,000	994,532
Royal Caribbean Cruises, Ltd.	2.650%	11/28/20	1,267,000	1,229,230
				2,485,102
Media — Cable — 1.7%
DISH DBS Corp.	5.875%	07/15/22	1,000,000	1,016,800

Media — Non-Cable — 9.9%
AMC Networks, Inc.	4.750%	12/15/22	651,000	649,372
Lamar Media Corp.	5.750%	02/01/26	183,000	188,786
Lamar Media Corp., 144A (a)	3.750%	02/15/28	1,275,000	1,202,070
Netflix, Inc.	5.875%	11/15/28	745,000	847,289
Netflix, Inc., 144A (a)	4.875%	06/15/30	150,000	160,256
Nexstar Broadcasting, Inc., 144A (a)	5.625%	08/01/24	250,000	251,875
Nexstar Broadcasting, Inc., 144A (a)	5.625%	07/15/27	750,000	750,045
Nielsen Co. (Luxembourg) SARL (The), 144A (a)	5.000%	02/01/25	750,000	746,168
Outfront Media Capital LLC	5.625%	02/15/24	1,231,000	1,234,077
				6,029,938
Metals / Mining — 4.6%
FMG Resources August 2006 Pty., Ltd., 144A (a)	4.750%	05/15/22	850,000	866,380
FMG Resources August 2006 Pty., Ltd., 144A (a)	5.125%	05/15/24	500,000	515,000
Teck Resources, Ltd.	4.750%	01/15/22	540,000	561,600
Teck Resources, Ltd.	3.750%	02/01/23	831,000	859,046
				2,802,026
Midstream Energy — 4.6%
AmeriGas Partners LP/AmeriGas Financial Corp.	5.625%	05/20/24	1,400,000	1,452,080
Tennessee Gas Pipeline Co. LLC	8.375%	06/15/32	1,019,000	1,353,805
				2,805,885
Packaging — 3.1%
Berry Plastics Corp.	5.125%	07/15/23	871,000	875,991
Silgan Holdings, Inc.	4.750%	03/15/25	751,000	760,545
Silgan Holdings, Inc., 144A (a)	4.125%	02/01/28	275,000	272,594
				1,909,130
Paper & Forest Products — 1.0%
West Fraser Timber Co., Ltd., 144A (a)	4.350%	10/15/24	600,000	608,308

Refining — 1.2%
Tesoro Corp.	5.375%	10/01/22	750,000	744,314

See Notes to Financial Statements.

86	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Restaurants — 1.9%
Aramark Services, Inc.	4.750%	06/01/26	$1,200,000	$1,155,000

Retail Stores — 3.8%
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 144A (a)	8.000%	06/01/21	1,125,000	1,065,938
Hanesbrands, Inc., 144A (a)	4.625%	05/15/24	1,025,000	1,019,875
Hanesbrands, Inc., 144A (a)	4.875%	05/15/26	250,000	251,875
				2,337,688
Services — 2.8%
QVC, Inc.	4.850%	04/01/24	525,000	528,465
QVC, Inc.	4.750%	02/15/27	680,000	657,560
Service Corp. International	4.625%	12/15/27	501,000	519,788
				1,705,813
Theater Entertainment — 1.0%
Cinemark USA, Inc.	4.875%	06/01/23	750,000	633,750

Vehicle Parts — 4.1%
Allison Transmission, Inc., 144A (a)	5.000%	10/01/24	1,225,000	1,221,937
Meritor, Inc.	6.250%	02/15/24	250,000	251,875
Meritor, Inc., 144A (a)	6.250%	06/01/25	1,000,000	1,010,000
				2,483,812
Wireless Telecommunications — 1.9%
T-Mobile USA, Inc.	6.500%	01/15/24	700,000	715,190
T-Mobile USA, Inc.	4.750%	02/01/28	404,000	426,636
				1,141,826
Wireline Telecommunications — 0.9%
CenturyLink, Inc., Series W	6.750%	12/01/23	510,000	548,143

Utility — 1.8%
Electric — 1.8%
Vistra Operations Co. LLC, 144A (a)	5.000%	07/31/27	1,100,000	1,118,425

Total Corporate Bonds (Cost $59,681,494)				$59,283,538

ASSET BACKED SECURITIES — 1.4%
InSite Issuer LLC, Series 2016-1, Class C, 144A (a) (Cost $849,739)	6.414%	11/15/46	$850,000	$844,390

Investments at Value — 98.6% (Cost $60,531,233)				$60,127,928

Other Assets in Excess of Liabilities — 1.4%				884,532

Net Assets — 100.0%				$61,012,460

(a)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are restricted. See the table on the following page for additional information regarding each restricted security.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	87

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
June 30, 2020 (Unaudited)

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as a Percentage of Net Assets
Allison Transmission, Inc., 144A	5.000%	10/01/24	09/14/16-05/01/17	$1,235,480	$1,221,937	2.00%
Amkor Technology, Inc., 144A	6.625%	09/15/27	03/21/19-04/21/20	635,045	679,685	1.11%
Axalta Coating Systems LLC, 144A	4.750%	06/15/27	06/01/20-06/09/20	376,030	371,924	0.61%
Cedar Fair LP, 144A	5.250%	07/15/29	07/16/19	1,170,257	994,532	1.63%
Centene Corp., 144A	5.375%	06/01/26	05/09/18	725,000	751,579	1.23%
Compass Minerals International, Inc., 144A	4.875%	07/15/24	10/23/14-03/18/15	1,192,668	1,203,000	1.97%
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 144A	8.000%	06/01/21	03/10/16-07/12/17	1,106,619	1,065,938	1.75%
FMG Resources August 2006 Pty., Ltd., 144A	4.750%	05/15/22	05/09/17-03/12/20	845,908	866,380	1.42%
FMG Resources August 2006 Pty., Ltd., 144A	5.125%	05/15/24	03/03/20	522,589	515,000	0.84%
Hanesbrands, Inc., 144A	4.625%	05/15/24	05/03/16-01/08/19	1,016,448	1,019,875	1.67%
Hanesbrands, Inc., 144A	4.875%	05/15/26	3/13/2020	249,402	251,875	0.41%
Hill-Rom Holdings, Inc., 144A	5.000%	02/15/25	02/09/17	500,000	515,105	0.84%
Hologic, Inc., 144A	4.375%	10/15/25	10/04/17-01/17/18	1,005,038	1,009,790	1.66%
InSite Issuer LLC, Series 2016-A1, Class C, 144A	6.414%	11/15/46	10/25/16-12/18/18	849,739	844,390	1.38%
James Hardie International Finance DAC, 144A	4.750%	01/15/25	11/29/17-11/20/18	830,272	853,683	1.40%
Lamar Media Corp., 144A	3.750%	02/15/28	01/23/20-02/26/20	1,282,076	1,202,070	1.97%
Meritor, Inc. 144A	6.250%	06/01/25	06/03/20	1,006,557	1,010,000	1.66%
Netflix, Inc. , 144A	4.875%	06/15/30	04/21/20	156,712	160,256	0.26%
Nexstar Broadcasting, Inc., 144A	5.625%	08/01/24	07/13/16-07/14/16	250,145	251,875	0.41%
Nexstar Broadcasting, Inc., 144A	5.625%	07/15/27	11/12/19-03/03/20	788,795	750,045	1.23%
Nielsen Co. (Luxembourg) SARL (The), 144A	5.000%	02/01/25	06/07/17-11/15/17	766,066	746,168	1.22%
Provident Funding Associates LP/PFG Finance Corp., 144A	6.375%	06/15/25	05/24/17-06/16/20	1,383,548	1,473,560	2.42%
QORVO, Inc., 144A	4.375%	10/15/29	4/30/2020	750,894	768,060	1.26%
Silgan Holdings, Inc., 144A	4.125%	02/01/28	11/4/2019-06/11/20	275,364	272,594	0.45%
Vistra Operations Co., LLC, 144A	5.000%	07/31/27	06/06/19-07/24/19	1,111,608	1,118,425	1.83%
West Fraser Timber Co., Ltd., 144A	4.350%	10/15/24	06/20/16-12/02/16	575,061	608,308	1.00%
				$20,607,321	$20,526,054	33.63%

See Notes to Financial Statements.

88	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 87.3%
Certificate Participation — 1.3%
Lease / Rent — 1.3%
Monterey County California COP Public Facilities Financing, Series 2015 (a)	4.000%	09/01/45	$185,000	$206,358
Public Water Supply of District No. 1 of Lincoln County, Series 2019 (a)	4.000%	07/01/38	500,000	555,005
Washington State State & Local Agency Real & Personal Property, Series 2018-C (a)	5.000%	07/01/43	475,000	584,221
				1,345,584
General Obligation — 17.8%
Local — 17.8%
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.375%	12/01/33	50,000	53,086
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.625%	12/01/38	70,000	74,544
Central Platte Valley Metropolitan District, Series 2013-A (a)	6.000%	12/01/38	1,450,000	1,557,576
Central Platte Valley Metropolitan District, Series 2014 (a)	5.000%	12/01/43	3,750,000	3,834,375
Chaffey California Joint Union High School District California, Series D (a)	0.000%	08/01/38	1,220,000	754,216
Copperleaf Colorado Metropolitan District No. 2, Series 2015 (a)	5.750%	12/01/45	1,000,000	1,018,830
Copperleaf Colorado Metropolitan District No. 2, Series 2019-B (a)	5.000%	12/15/49	1,020,000	1,029,007
Denver Colorado International Business Center Metropolitan District No. 1, Series 2010 (a)	5.375%	12/01/35	115,000	116,065
Fort Bend County Texas Levee District No. 6, Series 2019 (a)	3.000%	09/01/33	320,000	331,514
Fort Bend County Texas Municipal Utility District No. 128, Series 2014 (a)	3.650%	09/01/29	205,000	214,360
Fort Bend County Texas Municipal Utility District No. 25, Series 2019 (a)	3.000%	10/01/34	895,000	939,893
Fort Bend County Texas Municipal Utility District No. 57, Series 2015 (a)	3.125%	04/01/32	250,000	252,500
Harris County Texas Municipal Utility District No. 166, Series 2019 (a)	3.000%	09/01/29	250,000	262,833
Hays County Water Control & Improvement District No. 2, Series 2013 (a)	4.600%	09/01/33	390,000	419,153
High Plains Metropolitan District in the City of Aurora Arapahoe County, Colorado, Series 2017 (a) (b)	5.000%	12/01/35	295,000	355,788
Kings Manor Texas Municipal Utility District, Series 2019 (a)	3.000%	09/01/31	540,000	561,406
Kings Manor Texas Municipal Utility District, Series 2019 (a)	3.000%	09/01/32	250,000	258,432
Las Vegas Nevada City Hall, Series 2015-C (a)	4.000%	09/01/38	855,000	955,950
Lazy Nine Texas Municipal Utility District No. 1B, Series 2014 (a)	4.000%	09/01/34	100,000	101,542
Marin California Healthcare District Election 2013, Series 2017-A (a)	4.000%	08/01/47	600,000	677,100
Northwest Harris County Texas Municipal Utility District No. 5, Series 2013 (a)	3.000%	05/01/31	590,000	595,251
Roseville California Joint Union High School District No. 1, Series D (a)	0.000%	08/01/41	710,000	395,271
Roseville California Joint Union High School District No. 1, Series D (a)	0.000%	08/01/42	845,000	454,272
Sonterra Texas Municipal Utility District, Series 2020 (a)	4.000%	08/15/39	890,000	948,802
Traditions Metropolitan District No. 2 Arapahoe County Colorado, Series 2016 (a)	4.250%	12/01/46	100,000	110,213
Travis County Texas Municipal Utility District No. 21, Series 2016 (a)	3.000%	09/01/27	100,000	109,988
Travis County Texas Municipal Utility District No. 21, Series 2016 (a)	3.500%	09/01/33	215,000	228,689
West Harris County Texas Municipal District No. 5, Series 2015 (a)	3.375%	09/01/27	105,000	110,434
Winton Woods City Ohio School District, Series 2017-A (a)	4.000%	11/01/53	1,950,000	2,018,094
				18,739,184
Local Authority — 1.1%
Education — 0.2%
Administrators of the Tulane Educational Fund, Series 2013-C (a)	5.000%	10/01/47	170,000	180,149

Healthcare — 0.4%
Denver Health & Hospital Authority, Series B (a)	4.900%	12/01/24	410,000	431,738

Tax — 0.1%
County of Pitkin Colorado, Series 2010-A (a)	6.689%	12/01/30	100,000	102,020

Utilities — 0.4%
Warm Spring or Reservation Confederated, Series 2019-A	2.950%	11/01/23	250,000	257,925
Warm Spring or Reservation Confederated, Series 2019-A	3.050%	11/01/24	200,000	208,576
				466,501

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	89

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Revenue — 67.1%
Education — 5.3%
Harris County Cultural Education Facilities Finance Corp., Series 2016 (a)	4.000%	11/15/30	$300,000	$335,622
Harris County Cultural Education Facilities Finance Corp., Series 2012-A (a)	5.000%	11/15/37	280,000	297,349
Massachusetts State Development Finance Agency, Series 2012 (a)	4.000%	09/01/49	1,100,000	1,124,046
Miami-Dade County Educational Facilities Authority, Series 2015-A (a)	5.000%	04/01/31	20,000	22,534
Ohio State University General Receipts Special Purpose, Series 2013-A (a)	4.000%	06/01/43	900,000	954,207
Tulsa Industrial Authority, Series 2011	4.000%	10/01/21	135,000	136,855
Washington Higher Education Facilities Authority, Series 2013-A (a)	5.250%	04/01/43	175,000	186,389
Washington Higher Education Facilities Authority, Series 2020 (a)	4.000%	05/01/45	1,000,000	1,100,240
Washington Higher Education Facilities Authority, Series 2020 (a)	4.000%	05/01/50	1,250,000	1,362,437
				5,519,679
Healthcare — 2.3%
Capital Trust Agency, Inc., Series 2018-B	3.750%	07/01/23	155,000	146,656
City of Lakeland Florida, Series 2016 (a)	5.000%	11/15/29	50,000	59,508
City of Lakeland Florida, Series 2015 (a)	5.000%	11/15/45	100,000	111,143
Colorado Health Facilities Authority, Series 2008-D-2	5.000%	01/01/22	60,000	63,524
Colorado Health Facilities Authority, Series 2012 (a)	5.000%	01/01/23	50,000	52,839
Colorado Health Facilities Authority, Series 2012 (a)	5.000%	01/01/25	210,000	220,922
Colorado Health Facilities Authority, Series 2015 (a)	5.000%	05/15/40	850,000	947,351
Illinois Finance Authority, Series 2015-A (a)	5.000%	11/15/34	130,000	147,711
Illinois Finance Authority, Series 2012-A (a)	4.250%	05/15/41	375,000	383,741
Illinois Finance Authority, Series 2016-A (a)	5.000%	02/15/45	100,000	117,556
Illinois Finance Authority, Series 2012 (a)	4.000%	06/01/47	35,000	36,041
Kentucky State Economic Development Finance Authority, Series 2009-B	2.700%	05/01/39	25,000	25,574
Washington State Health Care Facilities Authority, Series 2013A-1 (a)	5.250%	01/01/40	95,000	104,032
				2,416,598
Lease / Rent — 2.6%
Hamilton Community Authority, Series 2019-A (a)	4.000%	10/15/46	990,000	1,073,784
San Mateo County California Joint Powers Financing Authority, Series 2018-A (a)	4.000%	07/15/52	1,480,000	1,670,284
				2,744,068
Other — 0.0% (c)
Colorado Education & Cultural Facilities Authority, Series B (a)	4.000%	12/01/38	$50,000	51,890

Public Services — 0.3%
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/35	275,000	320,265

Recreation — 0.2%
Denver Colorado Convention Center Hotel Authority, Series 2016 (a)	5.000%	12/01/40	175,000	184,215

State and Non-State Appropriated Tobacco — 2.4%
Buckeye Ohio Tobacco Settlement Financing Authority, Series 2020-A-2 CL 1 (a)	4.000%	06/01/38	925,000	1,060,142
California County Tobacco Securitization Agency (The), Series 2020-A (a)	4.000%	06/01/34	640,000	748,934
California County Tobacco Securitization Agency (The), Series 2020-A (a)	4.000%	06/01/35	650,000	756,841
				2,565,917
Tax — 9.6%
City of Williston North Dakota, Series 2018-A (a)	3.200%	07/15/24	515,000	531,011
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a)	5.250%	12/01/39	2,000,000	2,010,720
Hesperia California Community Redevelopment Agency Successor, Series 2018-A (a)	3.375%	09/01/37	2,700,000	2,923,506
Jamestown Park District, Series A (a)	4.000%	07/01/33	1,000,000	1,091,090

See Notes to Financial Statements.

90	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Tax (continued)
Northglenn Urban Renewal Authority, Series 2019 (a)	4.000%	12/01/34	$400,000	$433,676
Northglenn Urban Renewal Authority, Series 2019 (a)	4.000%	12/01/35	525,000	566,165
Riverside County California Redevelopment Agency, Series B	0.000%	10/01/38	730,000	468,039
Roaring Fork County Transportation Authority Sales & Use Tax, Series 2019 (a)	4.000%	12/01/44	150,000	174,305
Southwest Houston Texas Redevelopment Authority, Series 2017-B (a)	4.000%	09/01/40	1,350,000	1,500,903
Successor Agency to the Orange Redevelopment Agency, Series A (a)	4.000%	09/01/34	200,000	236,034
Village Community Development District No. 5, Series Phase 1	3.125%	05/01/22	160,000	165,234
				10,100,683
Transportation — 40.6%
Airport Commission of the City and County of San Francisco San Francisco International Airport, Series 2019-D (a)	5.000%	05/01/39	175,000	217,107
Arizona Industrial Development Authority, Series 2018 (a)	5.000%	05/01/33	500,000	513,890
Arizona Industrial Development Authority, Series 2018 (a)	5.000%	05/01/36	1,015,000	1,025,454
Arizona Industrial Development Authority, Series 2018 (a)	5.000%	05/01/48	375,000	378,248
Central Texas Regional Mobility Authority, Series A (a)	5.000%	01/01/45	635,000	693,636
Cinco Southwest Municipal Utility District No. 1, Series 2019 (a)	3.000%	12/01/35	445,000	463,396
City of Atlanta Airport Passenger Facility Charge and Subordinate, Series 2019-C (a)	5.000%	07/01/35	500,000	626,585
City of Austin, Texas Airport Systems, Series 2017-A (a)	5.000%	11/15/46	200,000	232,010
City of St. Louis, Missouri Airport (The), Series 2019-A (a)	5.000%	07/01/49	520,000	608,390
Colorado High Performance Transportation Enterprise, Series 2014 (a)	5.750%	01/01/44	750,000	796,305
Colorado High Performance Transportation Enterprise, Series 2017 (a)	5.000%	12/31/47	100,000	107,024
Colorado High Performance Transportation Enterprise, Series 2017 (a)	5.000%	12/31/51	1,675,000	1,788,598
Foothill Eastern Transportation Corridor Agency Toll Road, Series 2013-A	5.750%	01/15/46	5,000,000	5,552,700
Foothill Eastern Transportation Corridor Agency Toll Road, Series 2013-B-2	3.500%	01/15/53	2,750,000	2,838,825
Love Field Airport Modernization Corp., Series 2017 (a)	5.000%	11/01/33	425,000	486,332
Metropolitan Nashville Airport Authority, Series 2019-A (a)	5.000%	07/01/36	1,155,000	1,467,705
Mid-Bay Bridge Authority, Series A (a)	5.000%	10/01/30	1,500,000	1,687,605
Mid-Bay Bridge Authority, Series A (a)	5.000%	10/01/35	1,180,000	1,307,251
Mid-Bay Bridge Authority, Series A (a)	5.000%	10/01/40	1,000,000	1,097,310
New Orleans Aviation Board General Airport, Series A (a)	5.000%	01/01/38	285,000	332,093
New Orleans Aviation Board General Airport, Series A (a)	5.000%	01/01/43	345,000	398,106
New Orleans Aviation Board General Airport, Series B (a)	5.000%	01/01/48	390,000	443,656
North Carolina State Turnpike Authority Monroe Expressway Toll, Series A (a)	5.000%	07/01/42	750,000	814,125
North Carolina State Turnpike Authority Monroe Expressway Toll, Series 2019 (a)	5.000%	01/01/43	500,000	569,475
North Carolina State Turnpike Authority Monroe Expressway Toll, Series 2019 (a)	5.000%	01/01/44	355,000	401,498
North Texas Tollway Authority System, Series 2015-A (a)	5.000%	01/01/38	370,000	419,129
Pennsylvania Turnpike Commission, Series 2015-B (a)	5.000%	12/01/45	1,025,000	1,164,851
Regional Transportation District Colorado, Series 2010 (a)	5.250%	07/15/24	500,000	500,505
Regional Transportation District Colorado, Series 2010 (a)	5.375%	01/15/25	170,000	170,190
Regional Transportation District Colorado, Series 2010 (a)	5.375%	07/15/25	30,000	30,034
Regional Transportation District Colorado, Series 2010 (a)	6.000%	01/15/26	345,000	345,569
Regional Transportation District Colorado, Series 2010 (a)	6.000%	01/15/34	1,000,000	1,001,680
State of Hawaii Airports System, Series B (a)	4.000%	07/01/45	600,000	647,802
Texas Transportation Commission Central Texas Turnpike System, Series C	5.000%	08/15/30	120,000	132,838
Texas Transportation Commission Central Texas Turnpike System, Series C	5.000%	08/15/37	1,000,000	1,086,750
Texas Transportation Commission Central Texas Turnpike System, Series C	5.000%	08/15/42	3,500,000	3,774,190
Virginia Small Business Financing Authority, Series 2017 (a)	5.000%	07/01/34	2,500,000	2,572,675
Virginia Small Business Financing Authority, Series 2017 (a)	5.000%	01/01/40	130,000	133,779
Virginia Small Business Financing Authority, Series 2017, 144A (a) (d) (e)	3.000%	07/01/50	3,500,000	3,491,285
Wayne County Airport Authority, Series D (a)	5.000%	12/01/40	2,000,000	2,265,140
				42,583,741

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	91

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Utilities — 3.8%
Garland Texas Electric Utility Systems, Series 2019 (a)	5.000%	03/01/44	$325,000	$403,881
Lower Colorado River Authority Texas Transmission Contract Revenue, Series 2016 (a)	4.000%	05/15/42	500,000	550,360
Lower Colorado River Authority Texas Transmission Contract Revenue, Series 2019-A (a)	4.000%	05/15/49	2,175,000	2,439,219
Norco California Financing Authority Enterprise, Series 2019-A (a)	4.000%	10/01/44	500,000	567,735
				3,961,195

Total Municipal Bonds (Cost $88,546,857)				$91,713,427

CORPORATE BONDS — 2.3%
Industrial — 2.3%
Independent Energy — 1.7%
PDC Energy, Inc., CV	1.125%	09/15/21	$2,000,000	$1,831,963

Leisure / Entertainment — 0.6%
YMCA of Greater New York, Series 2020	2.260%	08/01/21	600,000	599,827

Total Corporate Bonds (Cost $2,452,359)				$2,431,790

Investments at Value — 89.6% (Cost $90,999,216)				$94,145,217

Other Assets in Excess of Liabilities — 10.4%				10,869,523

Net Assets — 100.0%				$105,014,740

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(b)

This security is insured. In the event of a default by the bond issuer, the issuer, as noted in the security description, guarantees that scheduled principal and interest payments will be made when due.

(c)	Percentage rounds to less than 0.1%.

(d)

Security was purchased in transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $3,491,285 as of June 30, 2020, representing 3.3% of net assets.

(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

92	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
MUNICIPAL BONDS — 97.6%
Certificate Participation — 18.7%
Healthcare — 0.3%
Denver Health & Hospital Authority, Series 2018 (a)	5.000%	12/01/30	$350,000	$417,816
Denver Health & Hospital Authority, Series 2018 (a)	5.000%	12/01/31	350,000	414,348
Denver Health & Hospital Authority, Series 2018 (a)	5.000%	12/01/32	225,000	264,105
Denver Health & Hospital Authority, Series 2018 (a)	5.000%	12/01/33	240,000	279,878
				1,376,147
Lease / Rent — 18.2%
Aspen Colorado COP, Series 2019 (a)	5.000%	12/01/44	2,070,000	2,613,706
Berthoud Colorado COP, Series 2020 (a)	4.000%	12/01/40	3,765,000	4,408,401
Berthoud Colorado COP, Series 2020 (a)	4.000%	12/01/49	9,255,000	10,646,859
Breckenridge Colorado COP, Series 2020-B	5.000%	12/01/23	25,000	28,639
Breckenridge Colorado COP, Series 2020-B (a)	4.000%	12/01/39	1,350,000	1,592,649
Breckenridge Colorado COP, Series 2020-B (a)	4.000%	12/01/44	3,165,000	3,681,560
Castle Pines North Metrolpolitan District Colorado COP, Series 2015 (a)	4.000%	12/01/44	750,000	770,543
City & County of Denver Colorado, Series 2018-A (a)	5.375%	06/01/43	7,000,000	8,175,930
City & County of Denver Colorado, Series 2018-A (a)	4.000%	06/01/48	4,925,000	5,112,446
City of Aurora Colorado COP, Series 2017 (a)	5.000%	12/01/34	450,000	539,487
City of Aurora Colorado COP, Series 2017 (a)	5.000%	12/01/35	615,000	734,820
Colorado State Building Excellent Schools Today COP, Series 2019-O (a)	5.000%	03/15/36	1,750,000	2,203,635
Colorado State Building Excellent Schools Today COP, Series 2019-O (a)	4.000%	03/15/37	1,450,000	1,659,438
Colorado State Building Excellent Schools Today COP, Series 2018-N (a)	4.000%	03/15/39	200,000	223,160
Colorado State COP Rural Colorado, Series 2020-A (a)	4.000%	12/15/35	410,000	499,601
Colorado State COP Rural Colorado, Series 2018-A (a)	5.000%	12/15/37	1,000,000	1,254,310
County of Larimer Colorado COP, Series 2019 (a)	4.000%	12/01/33	3,400,000	4,136,304
Denver City & County School District No. 1 COP, Series 2020-A (a)	5.000%	12/01/33	275,000	365,849
Denver City & County School District No. 1 COP, Series 2018-B (a)	5.000%	12/01/36	3,980,000	4,089,331
Denver City & County School District No. 1 COP, Series 2020-A (a)	5.000%	12/01/38	2,580,000	3,378,820
Denver City & County School District No. 1 COP, Series 2020-A (a)	5.000%	12/01/39	2,055,000	2,683,234
Denver City & County School District No. 1 COP, Series 2020-A (a)	5.000%	12/01/40	1,800,000	2,343,006
Denver City & County School District No. 1 COP, Series 2020-A (a)	5.000%	12/01/42	1,860,000	2,407,993
Grand Junction Colorado COP, Series 2019 (a)	4.000%	12/01/35	550,000	651,420
Gunnison County Colorado COP, Series 2020-B	5.000%	12/01/23	105,000	120,095
Gunnison County Colorado COP, Series 2020-B	5.000%	12/01/24	55,000	64,822
Gunnison County Colorado COP, Series 2020-B	5.000%	12/01/28	45,000	58,001
Gunnison County Colorado COP, Series 2020-B	5.000%	12/01/30	310,000	412,532
Gunnison County Colorado COP, Series 2020-B (a)	5.000%	12/01/31	200,000	263,924
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/34	125,000	146,962
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/34	55,000	65,590
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/35	390,000	456,409
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/35	310,000	367,834
Gunnison County Colorado COP, Series 2020-B (a)	4.000%	12/01/36	325,000	383,926
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/36	810,000	944,071
Gunnison County Colorado COP, Series 2020 (a)	4.000%	12/01/37	840,000	975,778
Platteville-Gilcrest Fire Protection District COP, Series 2018 (a)	5.000%	12/01/33	175,000	219,284
Pueblo County School District No. 70, Series 2014 (a)	2.375%	01/15/21	270,000	270,343
State of Colorado Department of Transportation, Series 2017 (a)	5.000%	06/15/41	880,000	1,050,685
State of Colorado Department of Transportation, Series 2016 (a)	5.000%	06/15/41	1,005,000	1,008,427
Town of Firestone Colorado COP, Series 2018 (a)	5.000%	12/01/42	3,000,000	3,608,700
Winter Park Colorado COP, Series 2019 (a)	4.000%	12/01/28	360,000	435,413
				75,053,937
Local — 0.2%
South Suburban Park & Recreation District COP, Series 2019 (a)	5.000%	12/15/31	690,000	893,019

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	93

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
General Obligation — 18.7%
Local — 18.2%
Anthem West Metropolitan District, BAM, Series 2015 (a) (b)	5.000%	12/01/35	$1,165,000	$1,389,927
Arapahoe County School District No. 6 Littleton Colorado, Series 2019A (a)	5.500%	12/01/43	5,000,000	6,459,400
Beacon Point Metropolitan District, Series 2015 (a)	5.000%	12/01/30	1,000,000	1,190,760
BNC Metropolitan District No. 1, BAM, Series 2017-A (a) (b)	5.000%	12/01/32	360,000	442,735
BNC Metropolitan District No. 1, BAM, Series 2017-A (a) (b)	5.000%	12/01/37	545,000	659,276
Bradburn Metropolitan District No. 2, Series 2018-A	4.000%	12/01/28	500,000	505,615
Bradburn Metropolitan District No. 2, Series 2018-A (a)	5.000%	12/01/38	600,000	632,358
Bromley Park Metropolitan District No. 2, Series 2018-B (a)	6.375%	12/15/47	1,000,000	1,007,560
Bromley Park Metropolitan District No. 2, BAM, Series 2018-A (a) (b)	4.000%	12/01/47	2,500,000	2,757,500
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.500%	12/01/29	750,000	809,955
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.375%	12/01/33	1,600,000	1,698,768
Central Platte Valley Metropolitan District, Series 2013-A (a)	6.000%	12/01/38	1,000,000	1,074,190
Central Platte Valley Metropolitan District, Series 2013-A (a)	5.625%	12/01/38	2,875,000	3,061,616
Central Platte Valley Metropolitan District, Series 2014 (a)	5.000%	12/01/43	5,750,000	5,879,375
Copperleaf Metropolitan District No. 2, Series 2015 (a)	5.750%	12/01/45	3,000,000	3,056,490
Cornerstar Metropolitan District, Series A (a)	5.125%	12/01/37	1,000,000	1,006,060
Cottonwood Highlands Metropolitan District No. 1, Series 2019-A (a)	5.000%	12/01/49	900,000	891,738
Cross Creek Metropolitan District No. 2, AGM, Series 2018 (a) (b)	5.000%	12/01/34	2,480,000	3,135,018
Douglas County Colorado School District No. RE1, Series 2009	5.250%	12/15/21	120,000	128,677
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a)	4.000%	12/01/32	500,000	605,020
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a)	4.000%	12/01/33	550,000	662,156
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a)	4.000%	12/01/34	550,000	659,709
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a)	4.000%	12/01/35	500,000	596,965
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a)	4.000%	12/01/36	700,000	832,342
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a)	4.000%	12/01/37	750,000	888,817
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a)	4.000%	12/01/38	500,000	588,375
Dove Valley Metropolitan District Arapahoe County, BAM, Series 2019 (a)	4.000%	12/01/39	600,000	701,262
Eagle Shadow Metropolitan District No. 1, Series 2013-A (a)	5.000%	11/15/32	500,000	528,150
Eaton Area Park & Recreation District, Series 2015 (a)	5.500%	12/01/30	470,000	486,600
Fossil Ridge Metropolitan District No. 3, Series 2016 (a)	5.000%	12/01/36	2,100,000	2,119,866
Fossil Ridge Metropolitan District No. 3, Series 2014 (a)	5.000%	12/01/44	1,200,000	1,209,432
Grand River Hospital District, AGM, Series 2018 (a) (b)	5.250%	12/01/32	1,000,000	1,187,540
Grand River Hospital District, AGM, Series 2018 (a) (b)	5.250%	12/01/33	1,000,000	1,174,150
High Plains Metropolitan District, NATL, Series 2017 (a) (b)	5.000%	12/01/35	500,000	603,030
Sand Creek County Metropolitan District, Series 2017 (a)	4.000%	12/01/35	380,000	441,328
SBC Metropolitan District, AGM, Series 2016 (a) (b)	5.000%	12/01/34	205,000	252,769
Serenity Ridge Metropolitan District No. 2, Series 2018-A (a)	5.125%	12/01/43	725,000	730,285
Sierra Ridge Metropolitan District No. 2, Series 2016-A (a)	5.500%	12/01/46	4,500,000	4,588,740
South Suburban Park & Recreation District, Series 2019 (a)	4.000%	12/15/36	475,000	565,070
South Suburban Park & Recreation District, Series 2019 (a)	4.000%	12/15/37	425,000	503,901
South Suburban Park & Recreation District, Series 2019 (a)	4.000%	12/15/38	575,000	679,662
South Suburban Park & Recreation District, Series 2019 (a)	4.000%	12/15/39	565,000	665,965
Southshore Met District No.2 in the City of Aurora Arapahoe County, Colorado, Series 2020-A-2 (a)	4.000%	12/01/46	6,300,000	6,850,683
Sterling Hills West Metropolitan District, Series 2017 (a)	5.000%	12/01/39	750,000	867,255
Tallyns Reach Metropolitan District No. 3, Series 2012	4.000%	12/01/21	820,000	857,884
Tallyns Reach Metropolitan District No. 3, Series 2016-A (a)	6.750%	11/01/38	1,697,000	1,712,816
Tallyns Reach Metropolitan District No. 3, Series 2013 (a)	5.125%	11/01/38	1,035,000	1,045,754
Thornton Colorado Development Authority, Series 2015	5.000%	12/01/24	440,000	519,416
Thornton Colorado Development Authority, Series 2015 (a)	5.000%	12/01/25	325,000	385,522
Thornton Colorado Development Authority, Series 2015	5.000%	12/01/26	530,000	628,447
Vista Ridge Metropolitan District, BAM, Series 2016-A (a) (b)	5.000%	12/01/27	485,000	596,666
Vista Ridge Metropolitan District, BAM, Series 2016-A (a) (b)	5.000%	12/01/28	750,000	920,093

See Notes to Financial Statements.

94	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Local (continued)
Vista Ridge Metropolitan District, BAM, Series 2016-A (a) (b)	5.000%	12/01/31	$1,250,000	$1,519,750
Weld County Colorado School District No. 2, Series 2019 (a)	5.000%	12/01/44	1,030,000	1,310,706
Wheatlands Metropolitan District, BAM, Series 2015 (a) (b)	5.000%	12/01/30	1,000,000	1,205,850
				75,478,994
State — 0.5%
Commonwealth of Puerto Rico, AGM, Series 2001-A (b)	5.250%	07/01/20	1,800,000	1,800,000
Commonwealth of Puerto Rico, AGM, Series 2011-A (a) (b)	5.250%	07/01/24	100,000	103,103
				1,903,103
Local Authority — 3.6%
Housing — 1.2%
Colorado Health Facilities Authority, Series 2015 (a)	4.000%	01/15/45	2,155,000	2,311,044
Colorado Housing & Finance Authority, Series 2018-D	2.900%	11/01/20	435,000	436,910
Colorado Housing & Finance Authority, Series 2018-A-1	2.800%	10/01/21	550,000	558,437
Colorado Housing & Finance Authority, Series 2020-C-1	1.878%	05/01/23	295,000	301,174
Colorado Housing & Finance Authority, Series 2020-C-1	1.928%	11/01/23	340,000	348,038
Colorado Housing & Finance Authority, Series 2020-C-1	2.025%	05/01/24	150,000	154,431
Colorado Housing & Finance Authority, Series 2020-C-1	2.075%	11/01/24	250,000	258,247
Colorado Housing & Finance Authority, Series 2020-C-1	2.175%	11/01/25	500,000	520,140
				4,888,421
Lease / Rent — 0.2%
Aspen Public Facilities Authority, AGM, Series 2007-A (a)	5.880%	09/01/32	270,000	271,042
Boulder Colorado COP, Series 2019	2.250%	11/01/24	500,000	516,285
				787,327
Local — 0.1%
Garfield County School District No. RE2, Series 2012-B (a)	3.050%	12/01/26	500,000	517,290

Recreation — 0.6%
Hyland Hills Park & Recreation District, Series 2016-B	2.000%	12/15/20	150,000	150,499
Hyland Hills Park & Recreation District, Series 2016-B	2.150%	12/15/21	135,000	136,392
Park Creek Metropolitan District, Series 2017-B	2.850%	12/01/21	500,000	509,475
Park Creek Metropolitan District, Series 2017-B	3.150%	12/01/23	405,000	424,464
Park Creek Metropolitan District, Series 2017-B	3.300%	12/01/24	425,000	451,074
Park Creek Metropolitan District, Series 2017-B	3.450%	12/01/25	500,000	534,930
Park Creek Metropolitan District, Series 2017-B (a)	3.600%	12/01/26	300,000	323,166
				2,530,000
Tax — 1.0%
Grand Junction Colorado, Series 2020-A	1.826%	03/01/25	620,000	621,184
Grand Junction Colorado, Series 2020-B (a)	4.000%	03/01/49	1,235,000	1,421,818
Park Creek Metropolitan District, Series 2018-B	3.550%	12/01/22	665,000	696,654
Park Creek Metropolitan District, Series 2018-B	3.650%	12/01/23	805,000	856,432
Park Creek Metropolitan District, Series 2018-B	3.800%	12/01/24	440,000	476,084
				4,072,172
Utilities — 0.5%
Todd Creek Village Metropolitan District Colorado, Series 2018-B (a)	5.875%	12/01/38	930,000	932,120
Town of Estes Park Colorado Power & Communications, Series 2019-B	2.362%	11/01/23	770,000	788,403
Town of Estes Park Colorado Power & Communications, Series 2019-B	2.646%	11/01/25	430,000	445,282
				2,165,805
Prerefunded — 0.4%
Healthcare — 0.4%
Colorado Health Facilities Authority, Series 2017 (a) (c)	5.000%	06/01/31	1,250,000	1,608,250

Revenue — 56.2%
Education — 6.4%
Colorado Educational & Cultural Facilities Authority, Series 2017-A (a)	4.000%	03/01/31	25,000	28,256

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	95

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Education (continued)
Colorado Educational & Cultural Facilities Authority, Series 2017-A (a)	4.000%	03/01/33	$1,125,000	$1,258,043
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	10/01/34	1,975,000	2,126,739
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	05/01/35	3,145,000	3,187,237
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	10/01/36	1,500,000	1,778,565
Colorado School of Mines, Series 2018-A (1MO LIBOR + 50) (a) (d)	1.160%	02/01/23	13,635,000	13,416,022
Colorado School of Mines, Series 2017-C (a)	4.000%	12/01/37	225,000	260,078
Colorado State Board Community Colleges Refunding and Improvement Department Higher Education, Series 2017-A	5.000%	11/01/26	105,000	131,022
Colorado State Board Community Colleges Refunding and Improvement Department Higher Education, Series 2017-A (a)	4.000%	11/01/41	825,000	938,644
Metropolitan State University of Denver Colorado, Series 2016 (a)	4.000%	12/01/28	715,000	827,963
University of Colorado Enterprise, Series 2017-A-1 (a)	4.000%	06/01/32	300,000	350,658
University of Colorado Enterprise, Series 2017-A-2 (a)	4.000%	06/01/43	1,750,000	2,002,735
				26,305,962
Healthcare — 6.9%
Aspen Valley Hospital District, Series 2012 (a)	5.000%	10/15/30	1,650,000	1,763,157
Colorado Health Facilities Authority, Series 2016	4.000%	01/01/21	255,000	254,936
Colorado Health Facilities Authority, Series 2017	4.000%	09/01/21	255,000	263,374
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/23	370,000	410,441
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/24	575,000	657,443
Colorado Health Facilities Authority, Series 2012 (a)	5.000%	12/01/24	1,000,000	1,091,710
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/25	790,000	923,779
Colorado Health Facilities Authority, Series 2017-A	5.000%	05/15/26	540,000	645,365
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/28	535,000	647,393
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/29	425,000	512,346
Colorado Health Facilities Authority, Series B (a)	5.000%	09/01/29	1,000,000	1,150,330
Colorado Health Facilities Authority, Series C (a) (c)	5.000%	12/01/29	1,010,000	1,203,193
Colorado Health Facilities Authority, Series 2015 (a)	5.000%	05/15/30	500,000	572,650
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/30	710,000	852,909
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/31	1,155,000	1,376,679
Colorado Health Facilities Authority, Series 2017-A (a)	5.000%	05/15/32	1,650,000	1,955,464
Colorado Health Facilities Authority, Series 2012 (a)	5.000%	10/01/32	500,000	530,795
Colorado Health Facilities Authority, Series 2017-A (a)	4.000%	05/15/35	350,000	387,016
Colorado Health Facilities Authority, Series 2019-A (a)	5.000%	11/15/37	200,000	245,902
Colorado Health Facilities Authority, Series 2019 (a)	4.000%	01/01/39	1,200,000	1,351,344
Colorado Health Facilities Authority, Series 2019 (a)	4.000%	01/01/40	925,000	1,038,757
Colorado Health Facilities Authority, Series 2015 (a)	5.000%	05/15/40	1,000,000	1,114,530
Colorado Health Facilities Authority, Series 2018 (a) (d)	2.800%	05/15/42	2,850,000	2,981,556
Colorado Health Facilities Authority, Series 2019-A (a)	3.000%	11/15/46	985,000	1,012,994
Denver Health & Hospital Authority, Series A (a)	5.000%	12/01/39	1,500,000	1,612,170
University of Colorado Hospital Authority, Series 2012-A (a)	5.000%	11/15/36	2,470,000	2,647,420
University of Colorado Hospital Authority, Series 2012-A (a)	4.000%	11/15/42	1,250,000	1,301,600
				28,505,253
Industrial Development — 0.2%
Colorado Health Facilities Authority, Series A (a)	5.000%	02/01/22	200,000	204,290
Colorado Health Facilities Authority, Series A (a)	5.000%	02/01/23	520,000	537,124
				741,414
Lease / Rent — 1.4%
Regional Transportation District Colorado COP, Series 2014-A (a)	4.375%	06/01/39	4,000,000	4,296,360
Regional Transportation District Colorado COP, Series 2014-A (a)	4.500%	06/01/44	1,555,000	1,670,365
				5,966,725
Other — 4.7%
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	4.000%	07/01/20	175,000	175,000
Colorado Educational & Cultural Facilities Authority, Series 2012	4.000%	04/01/22	65,000	66,457
Colorado Educational & Cultural Facilities Authority, Series 2014	5.000%	11/15/24	435,000	499,089

See Notes to Financial Statements.

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Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Other (continued)
Colorado Educational & Cultural Facilities Authority, Series 2016, 144A (e)	3.750%	07/01/26	$1,000,000	$996,810
Colorado Educational & Cultural Facilities Authority, Series A, 144A (a) (e)	4.125%	07/01/26	595,000	602,437
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	05/15/29	2,600,000	3,111,810
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	08/15/30	750,000	848,227
Colorado Educational & Cultural Facilities Authority, Series 2015 (a)	5.000%	11/01/30	500,000	578,990
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	11/15/31	1,000,000	1,119,860
Colorado Educational & Cultural Facilities Authority, Series 2014	5.000%	12/01/31	1,500,000	1,698,180
Colorado Educational & Cultural Facilities Authority, Series 2016-A (a)	5.000%	12/15/31	715,000	845,130
Colorado Educational & Cultural Facilities Authority, Series 2014 (a)	5.000%	10/01/32	1,340,000	1,507,808
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	06/01/36	1,580,000	1,817,980
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	07/01/36	1,000,000	1,007,210
Colorado Educational & Cultural Facilities Authority, Series 2016, 144A (a) (e)	5.000%	07/01/36	1,000,000	1,128,340
Colorado Educational & Cultural Facilities Authority, Series 2016 (a)	5.000%	08/01/36	1,140,000	1,311,445
Colorado Educational & Cultural Facilities Authority, Series 2016, 144A (a) (e)	5.000%	09/01/36	1,000,000	1,000,830
Colorado Educational & Cultural Facilities Authority, Series B (a)	5.625%	01/15/44	460,000	483,515
Colorado Educational & Cultural Facilities Authority, Series 2016, 144A (a) (e)	5.000%	09/01/46	500,000	487,150
				19,286,268
Public Services — 13.7%
Cherry Creek Corporate Center Metropolitan District, Series 2015-A (a)	5.000%	06/01/37	570,000	570,781
City & County of Denver Colorado, Series 2018-A-2 (a)	0.000%	08/01/35	2,800,000	1,767,024
City & County of Denver Colorado, Series 2018-A-2 (a)	0.000%	08/01/36	2,550,000	1,534,463
City & County of Denver Colorado, Series 2018-A-2 (a)	0.000%	08/01/37	3,910,000	2,243,714
City & County of Denver Colorado, Series 2018-A-1 (a)	5.000%	08/01/41	2,780,000	3,301,500
City & County of Denver Colorado, Series 2018-A-1 (a)	5.000%	08/01/48	14,000,000	16,423,260
Park Creek Metropolitan District, Series 2015-A (a)	5.000%	12/01/26	730,000	878,139
Park Creek Metropolitan District, Series 2015-A (a)	5.000%	12/01/27	620,000	743,293
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/36	300,000	348,540
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/37	400,000	463,600
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/41	1,500,000	1,726,830
Park Creek Metropolitan District, Series 2015-A (a)	5.000%	12/01/45	550,000	629,833
Park Creek Metropolitan District, Series 2017-A (a)	5.000%	12/01/46	4,930,000	5,645,589
Plaza Metropolitan District No. 1, Series 2013, 144A (e)	5.000%	12/01/22	1,500,000	1,556,535
Rampart Range Colorado Metropolitan District No. 1, AGM, Series 2017 (a)	5.000%	12/01/42	1,905,000	2,293,639
Rampart Range Colorado Metropolitan District No. 1, AGM, Series 2017 (a)	5.000%	12/01/47	8,150,000	9,747,808
Southglenn Metropolitan District Colorado, Series 2016 (a)	3.500%	12/01/26	3,000,000	2,904,810
Southglenn Metropolitan District Colorado, Series 2016 (a)	5.000%	12/01/30	3,505,000	3,571,104
Triview Colorado Metropolitan District Water & Wastewater Enterprise, Series 2020 (a)	4.000%	12/01/40	410,000	452,837
				56,803,299
Recreation — 0.7%
City & County of Denver Colorado, Series 2016-A (a)	5.000%	08/01/44	1,820,000	2,078,950
Hyland Hills Park & Recreation District, Series 2016-A	2.000%	12/15/21	250,000	255,752
Hyland Hills Park & Recreation District, Series 2016-A	2.000%	12/15/22	300,000	311,544
Hyland Hills Park & Recreation District, Series 2016-A	3.000%	12/15/23	200,000	217,224
				2,863,470
Tax — 4.9%
City of Commerce Colorado, AGM, Series 2014 (a) (b)	5.000%	08/01/28	600,000	702,144
City of Commerce Colorado, AGM, Series 2015 (a) (b)	5.000%	08/01/36	1,945,000	2,314,180
City of Commerce Colorado, AGM, Series 2014 (a) (b)	4.250%	08/01/40	1,155,000	1,257,991
City of Idaho Springs Colorado Sales Tax Revenue, AGM, Series 2018 (a) (b)	5.000%	12/01/33	490,000	597,751
City of Idaho Springs Colorado Sales Tax Revenue, AGM, Series 2018 (a) (b)	5.000%	12/01/34	525,000	638,652
Denver Colorado Urban Renewal Authority Tax Increment, Series 2013-A-1 (a)	5.000%	12/01/23	190,000	204,577
Denver Colorado Urban Renewal Authority Tax Increment, Series 2013-A-1 (a)	5.000%	12/01/25	1,500,000	1,610,655
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a)	5.250%	12/01/39	4,000,000	4,021,440
Denver Colorado Urban Renewal Authority Tax Increment, Series 2018-A (a)	5.250%	12/01/39	3,000,000	3,016,080

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	97

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2020 (Unaudited)

	Coupon	Maturity	Par Value	Value
Tax (continued)
Grand Junction Colorado, Series 2020-B (a)	4.000%	03/01/45	$1,500,000	$1,735,200
Roaring Fork County Transportation Authority Sales & Use Tax, Series 2019 (a)	5.000%	12/01/39	100,000	129,076
Superior Open Space Sales and Use Tax Colorado, Series 2020 (a)	5.000%	06/01/35	1,000,000	1,281,250
Superior Open Space Sales and Use Tax Colorado, Series 2020 (a)	5.000%	06/01/40	750,000	936,975
Thornton Colorado Development Authority, Series 2015-B (a)	5.000%	12/01/30	500,000	589,530
Thornton Colorado Development Authority, Series 2015-B (a)	5.000%	12/01/31	1,000,000	1,177,630
				20,213,131
Transportation — 9.9%
Auraria Higher Education Center, AGM, Series 2015 (a) (b)	4.000%	04/01/29	3,500,000	3,928,995
Colorado High Performance Transportation Enterprise C-470 Express Lanes, Series 2017 (a)	5.000%	12/31/47	1,600,000	1,712,384
Colorado High Performance Transportation Enterprise C-470 Express Lanes, Series 2017 (a)	5.000%	12/31/51	4,500,000	4,805,190
Denver Colorado City and County Airport, Series 2017-B (a)	5.000%	11/15/33	900,000	1,097,190
Denver Colorado City and County Airport, Series 2018-A (a)	5.000%	12/01/43	2,000,000	2,380,000
E-470 Public Highway Authority Colorado, Series 2017-B (1MO LIBOR + 105) (a) (d)	1.342%	09/01/39	1,000,000	1,000,310
E-470 Public Highway Authority Colorado, Series 2020-A (a)	5.000%	09/01/40	7,250,000	8,239,480
Grand Junction Regional Airport Authority, NATL, Series 2016-A (a) (b)	5.000%	12/01/31	1,155,000	1,357,471
Regional Transportation District Colorado, Series 2010 (a)	6.000%	01/15/26	800,000	801,320
Regional Transportation District Colorado, Series 2010 (a)	6.000%	01/15/34	4,000,000	4,006,720
Regional Transportation District Colorado, Series 2010 (a)	6.000%	01/15/41	11,830,000	11,849,874
				41,178,934
Utilities — 6.7%
Arapahoe County Water & Wastewater Public Improvement District, Series 2019	5.000%	12/01/23	125,000	144,576
Centennial Water & Sanitation District, Series 2019 (a)	5.250%	12/01/48	8,750,000	11,062,013
City of Colorado Springs Colorado Utilities System, Series A-2	5.000%	11/15/47	5,000,000	6,127,950
Eagle River Colorado Water & Sanitation District, Series 2020-A	4.000%	12/01/27	35,000	42,485
Eagle River Colorado Water & Sanitation District, Series 2020-A (a)	4.000%	12/01/33	55,000	67,019
Eagle River Colorado Water & Sanitation District, Series 2020-A (a)	4.000%	12/01/45	1,120,000	1,319,270
Eagle River Colorado Water & Sanitation District, Series 2020-A (a)	4.000%	12/01/49	2,000,000	2,339,340
East Cherry Creek Valley Colorado Water and Sanitation District Arapahoe County, Series 2019-A (a)	4.000%	11/15/36	350,000	412,639
East Cherry Creek Valley Colorado Water and Sanitation District Arapahoe County, Series 2019-A (a)	4.000%	11/15/38	1,000,000	1,169,590
East Cherry Creek Valley Colorado Water and Sanitation District Arapahoe County, Series 2019-A (a)	4.000%	11/15/40	1,000,000	1,162,950
Fort Lumpton Colorado Water System Revenue, AGM, Series 2017 (a)	5.000%	12/01/36	800,000	992,160
Puerto Rico Electric Power Authority, AGM, Series UU (3MO LIBOR + 52) (a) (d)	1.799%	07/01/29	400,000	352,000
Todd Creek Village Metropolitan District Colorado, Series 2018-A	5.000%	12/01/28	1,200,000	1,417,272
Todd Creek Village Metropolitan District Colorado, Series 2018-A (a)	5.250%	12/01/38	1,000,000	1,159,990
				27,769,254
Variable Rate Demand Note — 0.7%
City of Colorado Springs Colorado Utilities System, Series 2007-A (d)	0.160%	11/01/37	1,640,000	1,640,000
City of Colorado Springs Colorado Utilities System, Series 2012-A (a) (d)	0.170%	11/01/41	1,465,000	1,465,000
				3,105,000

Investments at Value — 97.6% (Cost $391,958,024)				$404,013,175

Other Assets in Excess of Liabilities — 2.4%				10,073,830

Net Assets — 100.0%				$414,087,005

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

See Notes to Financial Statements.

98	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2020 (Unaudited)

(b)

This security is insured. In the event of a default by the bond issuer, the issuer, as noted in the security description, guarantees that scheduled principal and interest payments will be made when due.

(c)	This security is prerefunded in advance of the next call date.

(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(e)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $5,772,102 as of June 30, 2020, representing 1.4% of net assets.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	99

Segall Bryant & Hamill Funds	Statement of Investments
June 30, 2020 (Unaudited)

COMMON ABBREVIATIONS

A.B.	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt.
A.G.	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal.
A.S.	Andonim Sirketi, Joint Stock Company in Turkey.
A/S	Aktieselskab is a Danish Joint Stock Company.
BAM	Build America Mutual.
BV	Besloten Vennootschap is the Dutch term for a private limited liability corporation.
COP	Certificate of Participation.
CV	Convertible Security.
KGaA	Kommanditgesellschaft auf Aktien is a German corporate designation standing for partnership limited by shares.
LIBOR	London Interbank Offered Rate.
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
NA	National Association.
NATL	National Public Finance Guarantee Corp.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OYJ	Julkinen osakeyhtiö means public stock company.
PCL	Public Company Limited.
PJSC	Public Joint-Stock Company.
PLC	Public Limited Company.
REIT(s)	Real Estate Investment Trust.
S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
S.A.B de C.V.	Sociedad Anónima Bursátil de Capital Variable is the Mexican term for publicly traded companies.
SARL	Societe Anonyme a Responsabilite Limitee is the French term for Limited Liability Company.
S.E.	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
S.p.A.	Societa per azioni is the Italian equivalent of the term Public Limited Companies.

LIBOR Rates as of June 30, 2020:

1MO LIBOR 0.16%
3MO LIBOR 0.30%

CURRENCY ABBREVIATIONS

AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXP	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
SAR	Saudi Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwan Dollar
ZAR	South African Rand

See Notes to Financial Statements.

100	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
June 30, 2020 (Unaudited)

	Segall Bryant & Hamill Small Cap Value Fund	Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Small Cap Core Fund
Assets
Investments, at cost	$210,357,502	$58,275,747	$56,421,111	$29,007,549
Investments, at value	210,630,947	55,998,298	73,947,841	35,374,044
Cash equivalents (Note 2)	18,024,123	2,527,946	2,691,590	2,275,694
Receivable for Fund shares sold	413,489	—	3,788	—
Receivable for investment securities sold	254,425	—	608,608	276,249
Dividends and interest receivable	136,851	61,118	30,772	20,400
Other assets	46,555	17,868	15,723	28,514
Total assets	229,506,390	58,605,230	77,298,322	37,974,901

Liabilities
Payable for Fund shares redeemed	225,916	—	29,016	—
Payable for investment securities purchased	—	287,787	556,736	42,747
Payable to Adviser (Note 5)	139,569	28,560	37,899	1,007
Accrued shareholder servicing fees (Note 5)	45,240	11,306	14,245	15,247
Payable to third party administrator (Note 5)	6,400	3,600	4,000	11,585
Accrued chief compliance officer fees (Note 5)	1,045	271	346	176
Other accrued expenses	29,855	14,825	13,887	2,300
Total liabilities	448,025	346,349	656,129	73,062
Net Assets	$229,058,365	$58,258,881	$76,642,193	$37,901,839

Net Assets Consists of
Paid-in capital	$241,030,617	$70,875,911	$126,828,022	$32,300,828
Total accumulated earnings (deficit)	(11,972,252)	(12,617,030)	(50,185,829)	5,601,011
Net Assets	$229,058,365	$58,258,881	$76,642,193	$37,901,839

Net Assets
Retail	$154,164	$11,030,388	$2,676,672	$235,419
Institutional	228,904,201	47,228,493	73,965,521	37,666,420
Shares of Beneficial Interest Outstanding
Retail	14,884	1,643,902	189,991	24,947
Institutional	22,085,546	6,974,316	5,133,231	3,986,721
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$10.36	$6.71	$14.09	$9.44
Institutional	$10.36	$6.77	$14.41	$9.45

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	101

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
June 30, 2020 (Unaudited)

	Segall Bryant & Hamill Mid Cap Value Dividend Fund	Segall Bryant & Hamill All Cap Fund	Segall Bryant & Hamill Emerging Markets Fund	Segall Bryant & Hamill International Small Cap Fund
Assets
Investments, at cost	$25,982,885	$88,305,929	$26,688,166	$194,158,263
Investments, at value	26,792,936	124,358,556	28,947,586	174,624,727
Cash equivalents (Note 2)	454,066	4,403,548	—	366,097
Foreign currency, at value (Cost $—, $—, $36,607 and $324,094, respectively)	—	—	38,058	321,213
Receivable for Fund shares sold	2,730	114,716	—	—
Receivable for investment securities sold	—	—	44,738	1,989,130
Dividends and interest receivable	57,800	66,688	184,840	428,543
Foreign tax reclaims receivable	586	—	3,073	520,936
Due from Adviser (Note 5)	—	—	27,848	—
Other assets	18,739	29,289	16,519	30,399
Total assets	27,326,857	128,972,797	29,262,662	178,281,045

Liabilities
Due to custodian	—	—	52,218	—
Payable for Fund shares redeemed	894	81,611	—	3,841
Payable to Adviser (Note 5)	4,573	58,766	—	98,189
Accrued shareholder servicing fees (Note 5)	16,100	20,964	12,907	135,096
Payable to third party administrator (Note 5)	3,300	4,700	3,000	6,200
Accrued chief compliance officer fees (Note 5)	129	595	136	1,005
Other accrued expenses	13,392	20,328	54,096	74,102
Total liabilities	38,388	186,964	122,357	318,433
Net Assets	$27,288,469	$128,785,833	$29,140,305	$177,962,612

Net Assets Consists of
Paid-in capital	$31,376,207	$92,522,996	$30,019,182	$289,349,460
Total accumulated earnings (deficit)	(4,087,738)	36,262,837	(878,877)	(111,386,848)
Net Assets	$27,288,469	$128,785,833	$29,140,305	$177,962,612

Net Assets
Retail	$24,955,188	$23,583	$2,156,895	$54,283,891
Institutional	2,333,281	128,762,250	26,983,410	123,678,721
Shares of Beneficial Interest Outstanding
Retail	1,197,716	1,359	288,382	6,126,851
Institutional	109,907	7,417,095	3,596,219	13,929,910
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$20.84	$17.35	$7.48	$8.86
Institutional	$21.23	$17.36	$7.50	$8.88

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
June 30, 2020 (Unaudited)

	Segall Bryant & Hamill Fundamental International Small Cap Fund	Segall Bryant & Hamill Global Large Cap Fund	Segall Bryant & Hamill Workplace Equality Fund	Segall Bryant & Hamill Short Term Plus Fund
Assets
Investments, at cost	$25,224,044	$33,157,266	$14,953,724	$11,285,979
Investments, at value	32,542,651	37,331,718	15,478,903	11,317,563
Cash equivalents (Note 2)	2,264,342	927,400	408,706	195,875
Foreign currency, at value (Cost $5,692, $—, $— and $—, respectively)	5,973	—	—	—
Unrealized gain on forward foreign currency contracts	261,176	—	—	—
Receivable for Fund shares sold	26,232	308	—	—
Receivable for investment securities sold	—	1,127,863	114,374	—
Dividends and interest receivable	18,879	76,145	20,479	97,415
Foreign tax reclaims receivable	94,374	161,894	—	—
Due from Adviser (Note 5)	—	—	1,269	—
Other assets	22,090	17,383	17,978	7,308
Total assets	35,235,717	39,642,711	16,041,709	11,618,161

Liabilities
Unrealized loss on forward foreign currency contracts	141,469	—	—	—
Payable for Fund shares redeemed	25,021	32,428	699	—
Payable for investment securities purchased	—	945,233	—	115,785
Payable to Adviser (Note 5)	29,175	2,835	—	1,279
Accrued shareholder servicing fees (Note 5)	6,713	6,157	4,820	1,755
Payable to third party administrator (Note 5)	3,400	3,700	2,800	2,100
Accrued chief compliance officer fees (Note 5)	166	183	76	53
Other accrued expenses	15,867	13,395	10,568	11,553
Total liabilities	221,811	1,003,931	18,963	132,525
Net Assets	$35,013,906	$38,638,780	$16,022,746	$11,485,636

Net Assets Consists of
Paid-in capital	$24,944,272	$33,231,323	$15,586,361	$11,443,206
Total accumulated earnings	10,069,634	5,407,457	436,385	42,430
Net Assets	$35,013,906	$38,638,780	$16,022,746	$11,485,636

Net Assets
Retail	$24,038,778	$36,872,408	$8,057,688	$1,158,288
Institutional	10,975,128	1,766,372	7,965,058	10,327,348
Shares of Beneficial Interest Outstanding
Retail	1,430,135	3,841,517	1,405,125	114,866
Institutional	611,964	186,037	1,349,222	1,023,204
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$16.81	$9.60	$5.73	$10.08
Institutional	$17.93	$9.49	$5.90	$10.09

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	103

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
June 30, 2020 (Unaudited)

	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Assets
Investments, at cost	$948,885,725	$60,531,233	$90,999,216	$391,958,024
Investments, at value	1,013,365,602	60,127,928	94,145,217	404,013,175
Cash equivalents (Note 2)	18,491,747	—	12,003,853	—
Receivable for Fund shares sold	445,740	4,915	197,792	462,696
Receivable for investment securities sold	96,571	1,006,078	—	7,477,320
Dividends and interest receivable	7,718,973	718,688	1,087,352	2,845,574
Other assets	48,843	16,413	26,450	17,434
Total assets	1,040,167,476	61,874,022	107,460,664	414,816,199

Liabilities
Due to custodian	—	782,576	—	264,408
Payable for Fund shares redeemed	503,672	20,517	20,000	241,560
Payable for investment securities purchased	—	—	2,360,425	—
Payable to Adviser (Note 5)	200,842	23,769	25,781	100,440
Accrued shareholder servicing fees (Note 5)	316,019	14,847	16,195	73,235
Payable to third party administrator (Note 5)	21,200	3,700	4,400	9,700
Accrued chief compliance officer fees (Note 5)	4,802	293	476	1,915
Other accrued expenses	74,614	15,860	18,647	37,936
Total liabilities	1,121,149	861,562	2,445,924	729,194
Net Assets	$1,039,046,327	$61,012,460	$105,014,740	$414,087,005

Net Assets Consists of
Paid-in capital	$967,242,963	$71,195,954	$102,625,031	$406,877,547
Total accumulated earnings (deficit)	71,803,364	(10,183,494)	2,389,709	7,209,458
Net Assets	$1,039,046,327	$61,012,460	$105,014,740	$414,087,005

Net Assets
Retail	$590,980,612	$37,125,059	$16,768,265	$172,484,465
Institutional	448,065,715	23,887,401	88,246,475	241,602,540
Shares of Beneficial Interest Outstanding
Retail	52,688,180	4,275,042	1,553,581	14,688,877
Institutional	40,332,052	2,781,393	8,170,690	20,502,092
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$11.22	$8.68	$10.79	$11.74
Institutional	$11.11	$8.59	$10.80	$11.78

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Operations
For the Six Months Ended June 30, 2020 (Unaudited)

	Segall Bryant & Hamill Small Cap Value Fund	Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Small Cap Core Fund
Investment Income
Dividends	$851,734	$739,849	$130,885	$123,378
Interest	31,431	4,863	5,631	5,657
Foreign taxes withheld	(272)	(15,027)	(2,956)	—
Total income	882,893	729,685	133,560	129,035

Expenses
Investment advisory fees (Note 5)	680,814	256,247	220,565	143,369
Shareholder servicing fees (Note 5)
Retail Class	21	13,263	2,600	87
Institutional Class	85,080	15,429	29,425	17,834
Administrative fees (Note 5)	31,745	14,707	15,395	5,451
Registration and filing fees	23,336	21,828	23,390	25,912
Custodian fees	15,654	5,283	5,212	6,305
Trustee fees and expenses	13,461	4,695	5,410	3,674
Transfer agent fees (Note 5)	10,003	10,903	11,190	10,256
Audit and tax preparation fees	10,436	8,611	7,231	24,897
Shareholder reporting fees	9,371	8,238	6,769	5,116
Independent pricing service fees	520	701	794	591
Legal fees	7,906	1,769	2,194	1,525
Chief compliance officer fees (Note 5)	5,130	1,791	1,677	1,298
Insurance expense	3,415	2,220	1,682	821
Other	9,074	14,898	15,461	3,458
Total expenses before waivers/reimbursements	905,966	380,583	348,995	250,594
Expenses waived/reimbursed by investment adviser	(63,446)	(54,005)	(11,066)	(73,045)
Net expenses	842,520	326,578	337,929	177,549
Net Investment Income (Loss)	40,373	403,107	(204,369)	(48,514)

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	(14,155,302)	(12,391,890)	4,837,017	(716,970)
Foreign currency	—	415	—	—
	(14,155,302)	(12,391,475)	4,837,017	(716,970)
Change in unrealized net appreciation (depreciation) on:
Investments	(10,989,534)	(9,934,161)	1,635,556	(1,601,624)

Net realized and unrealized gains (losses)	(25,144,836)	(22,325,636)	6,472,573	(2,318,594)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(25,104,463)	$(21,922,529)	$6,268,204	$(2,367,108)

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	105

Segall Bryant & Hamill Funds	Statements of Operations
For the Six Months Ended June 30, 2020 (Unaudited)

	Segall Bryant & Hamill Mid Cap Value Dividend Fund	Segall Bryant & Hamill All Cap Fund	Segall Bryant & Hamill Emerging Markets Fund	Segall Bryant & Hamill International Small Cap Fund
Investment Income
Dividends	$624,314	$645,552	$575,132	$4,373,898
Interest	2,073	10,214	117	18
Foreign taxes withheld	(7,902)	(10,757)	(52,914)	(562,041)
Total income	618,485	645,009	522,335	3,811,875

Expenses
Investment advisory fees (Note 5)	177,316	407,596	133,638	1,014,598
Shareholder servicing fees (Note 5)
Retail Class	19,291	8	2,792	55,534
Institutional Class	11,203	58,080	13,732	90,584
Administrative fees (Note 5)	13,234	23,147	9,664	40,735
Registration and filing fees	22,458	14,041	14,129	35,022
Custodian fees	2,378	5,501	92,829	99,070
Trustee fees and expenses	3,731	9,230	2,262	16,415
Transfer agent fees (Note 5)	12,288	9,847	10,064	10,175
Audit and tax preparation fees	7,841	10,094	12,330	12,844
Shareholder reporting fees	9,058	11,564	6,626	6,338
Independent pricing service fees	732	373	27,846	25,430
Legal fees	1,502	5,392	2,846	10,264
Chief compliance officer fees (Note 5)	1,559	3,458	942	6,456
Insurance expense	1,765	2,471	743	6,272
Other	16,009	8,981	27,065	19,030
Total expenses before waivers/reimbursements	300,365	569,783	357,508	1,448,767
Expenses waived/reimbursed by investment adviser	(47,105)	(81,917)	(173,194)	(252,924)
Net expenses	253,260	487,866	184,314	1,195,843
Net Investment Income	365,225	157,143	338,021	2,616,032

Realized and Unrealized Gains (Losses)
Net realized losses on:
Investments	(5,326,546)	(331,004)	(1,964,792)	(31,927,551)
Foreign currency	(86)	—	(19,640)	(76,384)
	(5,326,632)	(331,004)	(1,984,432)	(32,003,935)
Change in unrealized net appreciation (depreciation) on:
Investments	(9,113,247)	3,163,239	(3,280,423)	(40,561,537)
Translation of assets and liabilities denoted in foreign currencies	(3)	—	1,494	(4,328)
	(9,113,250)	3,163,239	(3,278,929)	(40,565,865)
Net realized and unrealized gains (losses)	(14,439,882)	2,832,235	(5,263,361)	(72,569,800)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(14,074,657)	$2,989,378	$(4,925,340)	$(69,953,768)

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Operations
For the Six Months Ended June 30, 2020 (Unaudited)

	Segall Bryant & Hamill Fundamental International Small Cap Fund	Segall Bryant & Hamill Global Large Cap Fund	Segall Bryant & Hamill Workplace Equality Fund	Segall Bryant & Hamill Short Term Plus Fund
Investment Income
Dividends	$157,873	$793,032	$235,460	$—
Interest	3,630	454	458	103,318
Foreign taxes withheld	(16,750)	(69,845)	—	(273)
Total income	144,753	723,641	235,918	103,045

Expenses
Investment advisory fees (Note 5)	162,914	131,821	52,684	11,259
Shareholder servicing fees (Note 5)
Retail Class	21,692	19,540	5,527	523
Institutional Class	4,240	805	3,468	2,786
Administrative fees (Note 5)	9,916	11,182	7,425	2,968
Registration and filing fees	25,311	22,237	24,300	7,345
Custodian fees	8,759	4,514	867	1,321
Trustee fees and expenses	2,554	3,103	1,254	762
Transfer agent fees (Note 5)	12,254	13,648	10,429	10,037
Audit and tax preparation fees	9,442	8,112	7,813	7,688
Shareholder reporting fees	8,878	11,809	3,252	1,747
Independent pricing service fees	907	629	452	4,224
Legal fees	1,034	1,232	508	329
Chief compliance officer fees (Note 5)	934	1,150	462	262
Insurance expense	795	1,115	418	138
Other	10,662	26,715	8,370	1,056
Total expenses before waivers/reimbursements	280,292	257,612	127,229	52,445
Expenses waived/reimbursed by investment adviser	(83,010)	(78,628)	(60,874)	(33,961)
Net expenses	197,282	178,984	66,355	18,484
Net Investment Income (Loss)	(52,529)	544,657	169,563	84,561

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	713,775	(54,050)	(95,652)	14,402
Forward foreign currency contracts	(76,216)	—	—	—
Foreign currency	(30,038)	265	—	—
	607,521	(53,785)	(95,652)	14,402
Change in unrealized net appreciation (depreciation) on:
Investments	(3,579,591)	(6,202,178)	(1,931,158)	8,922
Forward foreign currency contracts	26,074	—	—	—
Translation of assets and liabilities denoted in foreign currencies	(3,515)	12,417	—	—
	(3,557,032)	(6,189,761)	(1,931,158)	8,922
Net realized and unrealized gains (losses)	(2,949,511)	(6,243,546)	(2,026,810)	23,324
Net Increase (Decrease) in Net Assets Resulting From Operations	$(3,002,040)	$(5,698,889)	$(1,857,247)	$107,885

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	107

Segall Bryant & Hamill Funds	Statements of Operations
For the Six Months Ended June 30, 2020 (Unaudited)

	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Investment Income
Interest	$16,621,981	$1,375,564	$1,580,170	$5,930,561

Expenses
Investment advisory fees (Note 5)	1,787,352	132,063	165,774	775,962
Shareholder servicing fees (Note 5)
Retail Class	732,667	38,876	17,520	182,990
Institutional Class	152,827	9,752	21,894	92,265
Administrative fees (Note 5)	160,900	13,967	18,333	66,860
Registration and filing fees	36,021	24,228	26,231	16,565
Custodian fees	7,950	2,184	503	9,558
Trustee fees and expenses	82,023	4,715	7,451	33,299
Transfer agent fees (Note 5)	16,257	10,644	10,631	11,095
Audit and tax preparation fees	16,163	9,979	9,638	10,571
Shareholder reporting fees	37,633	5,188	4,135	7,981
Independent pricing service fees	13,895	4,127	8,959	18,726
Legal fees	33,959	1,932	3,072	13,889
Chief compliance officer fees (Note 5)	29,310	1,679	2,542	11,708
Insurance expense	25,117	1,398	1,788	8,299
Other	50,748	8,098	9,039	21,476
Total expenses before waivers/reimbursements	3,182,822	268,830	307,510	1,281,244
Expenses waived/reimbursed by investment adviser	(699,828)	(35,631)	(79,506)	(138,189)
Net expenses	2,482,994	233,199	228,004	1,143,055
Net Investment Income	14,138,987	1,142,365	1,352,166	4,787,506

Realized and Unrealized Gains (Losses)
Net realized gains (losses) on:
Investments	9,252,620	9,332	(486,036)	(381,138)

Change in unrealized net appreciation (depreciation) on:
Investments	30,619,577	(1,874,459)	1,804,341	1,962,342

Net realized and unrealized gains (losses)	39,872,197	(1,865,127)	1,318,305	1,581,204
Net Increase (Decrease) in Net Assets Resulting From Operations	$54,011,184	$(722,762)	$2,670,471	$6,368,710

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Small Cap Value Fund			Segall Bryant & Hamill Small Cap Value Dividend Fund
	Six Months Ended June 30, 2020 (Unaudited)	Six Months Ended December 31, 2019 (a)	Year Ended June 30, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations
Net investment income	$40,373	$1,045,592	$1,018,187	$403,107	$1,874,628
Net realized gains (losses)	(14,155,302)	5,344,262	9,587,704	(12,391,475)	2,034,474
Change in unrealized net appreciation (depreciation)	(10,989,534)	4,890,275	(3,896,259)	(9,934,161)	8,985,157
Net increase (decrease) in net assets resulting from operations	(25,104,463)	11,280,129	6,709,632	(21,922,529)	12,894,259

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	—	—	—	—	(640,272)
Institutional	—	(9,405,422)	(11,088,064)	—	(2,192,395)
Decrease in net assets from distributions to shareholders	—	(9,405,422)	(11,088,064)	—	(2,832,667)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	141,030	10,012	—	762,047	4,118,879
Institutional	110,176,235	30,497,407	51,525,598	9,025,619	16,898,343
Shares issued in reinvestment of distributions
Retail	—	—	—	—	557,368
Institutional	—	8,787,784	9,987,881	—	2,178,644
Cost of shares redeemed
Retail	—	(12)	—	(5,231,586)	(6,005,061)
Institutional	(26,055,664)	(12,461,155)	(22,778,087)	(12,587,256)	(27,590,208)
Net increase (decrease) resulting from beneficial interest transactions	84,261,601	26,834,036	38,735,392	(8,031,176)	(9,842,035)
Total net increase (decrease) in net assets	59,157,138	28,708,743	34,356,960	(29,953,705)	219,557

Net Assets
Beginning of period	169,901,227	141,192,484	106,835,524	88,212,586	87,993,029
End of period	$229,058,365	$169,901,227	$141,192,484	$58,258,881	$88,212,586

(a)	Fund changed fiscal year to December 31.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	109

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Small Cap Growth Fund		Segall Bryant & Hamill Small Cap Core Fund		Segall Bryant & Hamill Mid Cap Value Dividend Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Period Ended December 31, 2019 (a)	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations
Net investment income (loss)	$(204,369)	$(290,795)	$(48,514)	$—	$365,225	$1,195,526
Net realized gains (losses)	4,837,017	4,436,310	(716,970)	—	(5,326,632)	2,335,597
Change in unrealized net appreciation (depreciation)	1,635,556	13,594,733	(1,601,624)	—	(9,113,250)	13,386,794
Net increase (decrease) in net assets resulting from operations	6,268,204	17,740,248	(2,367,108)	—	(14,074,657)	16,917,917

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	—	—	—	—	—	(1,240,402)
Institutional	—	—	—	—	—	(943,524)
Return of capital
Retail	—	—	—	—	—	—
Institutional	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	—	—	—	—	—	(2,183,926)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	471,779	2,215,402	171,276	77,510	923,255	3,563,856
Institutional	10,732,325	6,491,755	2,821,277	—	3,019,885	4,887,000
Shares issued in reinvestment of distributions
Retail	—	—	—	—	—	1,218,858
Institutional	—	—	—	—	—	929,493
Cost of shares redeemed
Retail	(829,114)	(1,483,044)	(12,012)	—	(11,604,895)	(16,265,678)
Institutional	(15,178,125)	(14,438,825)	(725,321)	—	(26,222,527)	(16,005,995)
Shares issued in connection with Fund Reorganization
Retail	—	—	—	—	—	—
Institutional	—	—	—	37,936,217	—	—
Net increase (decrease) resulting from beneficial interest transactions	(4,803,135)	(7,214,712)	2,255,220	38,013,727	(33,884,282)	(21,672,466)
Total net increase (decrease) in net assets	1,465,069	10,525,536	(111,888)	38,013,727	(47,958,939)	(6,938,475)

Net Assets
Beginning of period	75,177,124	64,651,588	38,013,727	—	75,247,408	82,185,883
End of period	$76,642,193	$75,177,124	$37,901,839	$38,013,727	$27,288,469	$75,247,408

(a)	Represents the period of December 31, 2019 (commencement of operations).

See Notes to Financial Statements.

110	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill All Cap Fund			Segall Bryant & Hamill Emerging Markets Fund			Segall Bryant & Hamill International Small Cap Fund
	Six Months Ended June 30, 2020 (Unaudited)	Six Months Ended December 31, 2019 (a)	Year Ended June 30, 2019	Six Months Ended June 30, 2020 (Unaudited)	Two Months Ended December 31, 2019 (a)	Year Ended October 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Two Months Ended December 31, 2019 (a)	Year Ended October 31, 2019
Operations
Net investment income	$157,143	$40,694	$61,914	$338,021	$66,798	$793,794	$2,616,032	$508,894	$7,901,607
Net realized gains (losses)	(331,004)	415,638	1,807,339	(1,984,432)	85,124	(1,289,830)	(32,003,935)	300,439	(47,853,642)
Change in unrealized net appreciation (depreciation)	3,163,239	8,327,544	8,349,993	(3,278,929)	2,314,383	3,868,126	(40,565,865)	17,697,127	30,860,118
Net increase from payments by affiliates (b)	—	—	—	—	—	—	—	—	132,086
Net increase (decrease) in net assets resulting from operations	2,989,378	8,783,876	10,219,246	(4,925,340)	2,466,305	3,372,090	(69,953,768)	18,506,460	(8,959,831)

Distributions to Shareholders (Note 4)
From distributable earnings
Retail*	—	—	—	—	(57,519)	(59,175)	—	(2,140,773)	(481,336)
Institutional**	—	(384,075)	(3,099,152)	—	(811,648)	(962,729)	—	(10,240,438)	(8,187,235)
Return of Capital
Retail*	—	—	—	—	(2,252)	—	—	(32,805)	—
Institutional**	—	—	—	—	(31,772)	—	—	(156,924)	—
Decrease in net assets from distributions to shareholders	—	(384,075)	(3,099,152)	—	(903,191)	(1,021,904)	—	(12,570,940)	(8,668,571)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail*	10,000	10,017	—	153,000	121,013	206,519	15,587,275	70,129	28,732,330
Institutional**	15,054,736	13,705,221	25,736,271	825,497	136,806	617,275	12,086,182	1,213,123	70,426,786
Shares issued in reinvestment of distributions
Retail*	—	—	—	—	57,404	56,616	—	1,953,998	365,763
Institutional**	—	381,427	3,082,555	—	409,027	466,826	—	8,547,476	5,493,905
Cost of shares redeemed
Retail*	—	(17)	—	(303,073)	(18,028)	(65,035)	(1,338,878)	(235,151)	(3,548,989)
Institutional**	(10,008,862)	(6,173,919)	(11,151,548)	(2,008,316)	(103,576)	(2,403,162)	(65,351,349)	(11,183,613)	(178,243,315)
Net increase (decrease) resulting from beneficial interest transactions	5,055,874	7,922,729	17,667,278	(1,332,892)	602,646	(1,120,961)	(39,016,770)	365,962	(76,773,520)
Total net increase (decrease) in net assets	8,045,252	16,322,530	24,787,372	(6,258,232)	2,165,760	1,229,225	(108,970,538)	6,301,482	(94,401,922)

Net Assets
Beginning of period	120,740,581	104,418,051	79,630,679	35,398,537	33,232,777	32,003,552	286,933,150	280,631,668	375,033,590
End of period	$128,785,833	$120,740,581	$104,418,051	$29,140,305	$35,398,537	$33,232,777	$177,962,612	$286,933,150	$280,631,668

*	Formerly Class A.
**	Formerly Class I.
(a)	Fund changed fiscal year to December 31.
(b)	The former custodian to the Fund reimbursed the Fund, which was an affiliate of the Fund prior to December 9, 2019, $132,086 for losses incurred from corporate action processing.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	111

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Fundamental International Small Cap Fund		Segall Bryant & Hamill Global Large Cap Fund		Segall Bryant & Hamill Workplace Equality Fund (a)
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations
Net investment income (loss)	$(52,529)	$1,995	$544,657	$986,420	$169,563	$297,046
Net realized gains (losses)	607,521	3,244,686	(53,785)	4,343,088	(95,652)	800,966
Change in unrealized net appreciation (depreciation)	(3,557,032)	11,761,815	(6,189,761)	5,320,527	(1,931,158)	1,832,358
Net increase (decrease) in net assets resulting from operations	(3,002,040)	15,008,496	(5,698,889)	10,650,035	(1,857,247)	2,930,370

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	—	—	(480,283)	(3,783,515)	(86,894)	(593,080)
Institutional	—	—	(22,852)	(219,787)	(81,480)	(469,937)
Decrease in net assets from distributions to shareholders	—	—	(503,135)	(4,003,302)	(168,374)	(1,063,017)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	3,873,271	4,086,463	36,302	778,940	156,920	676,961
Institutional	6,022,876	3,342,307	471,395	638,239	641,529	7,995,471
Shares issued in reinvestment of distributions
Retail	—	—	446,907	3,516,512	86,186	588,083
Institutional	—	—	21,239	185,180	79,250	460,651
Cost of shares redeemed
Retail	(6,262,159)	(13,127,851)	(4,154,642)	(6,129,642)	(935,763)	(1,118,877)
Institutional	(3,162,835)	(20,235,840)	(1,085,775)	(1,006,708)	(163,988)	(715,048)
Net increase (decrease) resulting from beneficial interest transactions	471,153	(25,934,921)	(4,264,574)	(2,017,479)	(135,866)	7,887,241
Total net increase (decrease) in net assets	(2,530,887)	(10,926,425)	(10,466,598)	4,629,254	(2,161,487)	9,754,594

Net Assets
Beginning of period	37,544,793	48,471,218	49,105,378	44,476,124	18,184,233	8,429,639
End of period	$35,013,906	$37,544,793	$38,638,780	$49,105,378	$16,022,746	$18,184,233

(a)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Short Term Plus Fund		Segall Bryant & Hamill Plus Bond Fund		Segall Bryant & Hamill Quality High Yield Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations
Net investment income	$84,561	$95,097	$14,138,987	$34,782,105	$1,142,365	$2,884,529
Net realized gains (losses)	14,402	3,200	9,252,620	13,798,359	9,332	(188,132)
Change in unrealized net appreciation (depreciation)	8,922	21,459	30,619,577	47,643,207	(1,874,459)	4,050,465
Net increase (decrease) in net assets resulting from operations	107,885	119,756	54,011,184	96,223,671	(722,762)	6,746,862

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	(10,153)	(11,175)	(8,370,918)	(28,529,912)	(772,761)	(2,024,965)
Institutional	(77,109)	(89,261)	(6,657,899)	(16,009,661)	(482,489)	(885,526)
Decrease in net assets from distributions to shareholders	(87,262)	(100,436)	(15,028,817)	(44,539,573)	(1,255,250)	(2,910,491)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	237,597	906,311	67,879,162	149,701,038	4,948,582	3,209,457
Institutional	4,848,898	5,645,172	63,511,883	158,018,092	10,513,528	9,709,569
Shares issued in reinvestment of distributions
Retail	10,153	11,175	8,275,453	28,269,316	739,024	1,950,072
Institutional	73,283	88,195	5,890,192	14,809,802	475,563	872,830
Cost of shares redeemed
Retail	(3,497)	(204,883)	(105,850,663)	(531,746,876)	(6,822,088)	(11,303,216)
Institutional	(895,800)	(473,330)	(65,257,367)	(68,196,470)	(8,236,455)	(2,909,872)
Net increase (decrease) resulting from beneficial interest transactions	4,270,634	5,972,640	(25,551,340)	(249,145,098)	1,618,154	1,528,840
Total net increase (decrease) in net assets	4,291,257	5,991,960	13,431,027	(197,461,000)	(359,858)	5,365,211

Net Assets
Beginning of period	7,194,379	1,202,419	1,025,615,300	1,223,076,300	61,372,318	56,007,107
End of period	$11,485,636	$7,194,379	$1,039,046,327	$1,025,615,300	$61,012,460	$61,372,318

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	113

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Municipal Opportunities Fund		Segall Bryant & Hamill Colorado Tax Free Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations
Net investment income	$1,352,166	$1,908,094	$4,787,506	$7,654,015
Net realized gains (losses)	(486,036)	910,342	(381,138)	312,276
Change in unrealized net appreciation (depreciation)	1,804,341	1,585,921	1,962,342	12,319,333
Net increase in net assets resulting from operations	2,670,471	4,404,357	6,368,710	20,285,624

Distributions to Shareholders (Note 4)
From distributable earnings
Retail	(209,903)	(428,703)	(2,481,546)	(4,687,591)
Institutional	(1,145,938)	(2,405,077)	(3,432,787)	(5,235,062)
Decrease in net assets from distributions to shareholders	(1,355,841)	(2,833,780)	(5,914,333)	(9,922,653)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	7,492,908	7,708,865	50,604,975	57,466,427
Institutional	27,750,094	36,523,569	50,291,835	129,804,831
Shares issued in reinvestment of distributions
Retail	209,903	428,703	2,389,885	4,418,333
Institutional	1,083,403	2,295,201	3,025,223	4,606,435
Cost of shares redeemed
Retail	(2,499,425)	(3,385,177)	(41,971,903)	(81,763,303)
Institutional	(4,093,468)	(12,994,139)	(27,458,492)	(20,779,494)
Net increase resulting from beneficial interest transactions	29,943,415	30,577,022	36,881,523	93,753,229
Total net increase in net assets	31,258,045	32,147,599	37,335,900	104,116,200

Net Assets
Beginning of period	73,756,695	41,609,096	376,751,105	272,634,905
End of period	$105,014,740	$73,756,695	$414,087,005	$376,751,105

See Notes to Financial Statements.

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Segall Bryant & Hamill Small Cap Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)		Period Ended December 31, 2019(a)
Net asset value, beginning of period	$12.71		$12.34
Income (loss) from investment operations:
Net investment income(b)	0.01		0.01
Net realized and unrealized gains (losses) on investments	(2.36)		0.36
Total from investment operations	(2.35)		0.37

Net asset value, end of period	$10.36		$12.71

Total Return	(18.49	)%(c)	3.00	%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$154		$10

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.05	%(d)	1.06	%(d)
Without fee waivers/reimbursements	1.05	%(d)	1.06	%(d)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	0.11	%(d)	1.37	%(d)
Without fee waivers/reimbursements	0.11	%(d)	1.37	%(d)
Portfolio turnover rate	34	%(c)	28	%(c)(e)

(a)	The Fund added a retail share class on December 9, 2019. Ratios for start up periods may not be representative of long term operating results.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the fund level and represents the six months ended December 31, 2019.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	115

Segall Bryant & Hamill Small Cap Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)		Six Months Ended December 31, 2019(a)		Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2017		Year Ended June 30, 2016	Year Ended June 30, 2015
Net asset value, beginning of period	$12.71		$12.59		$13.18	$12.17		$10.33		$11.45	$11.39
Income (loss) from investment operations:
Net investment income(b)	0.00	(c)	0.09		0.10	0.05		0.01		0.03	0.02
Net realized and unrealized gains (losses) on investments	(2.35)		0.80		0.42	1.81		1.86		(0.58)	0.53
Total from investment operations	(2.35)		0.89		0.52	1.86		1.87		(0.55)	0.55

Less dividends and distributions:
Dividends from net investment income	—		(0.11)		(0.08)	(0.02)		(0.01)		(0.02)	(0.01)
Distributions from net realized gains	—		(0.66)		(1.03)	(0.83)		(0.02)		(0.55)	(0.48)
Total distributions	—		(0.77)		(1.11)	(0.85)		(0.03)		(0.57)	(0.49)

Paid-in capital from redemption fees	—		0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$10.36		$12.71		$12.59	$13.18		$12.17		$10.33	$11.45

Total Return	(18.49	)%(d)	7.30	%(d)	5.33%	15.63%		18.07%		(4.68)%	5.21%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$228,904		$169,891		$141,192	$106,836		$63,072		$43,105	$30,660

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99	%(e)	0.99	%(e)	0.99%	1.01	%(f)	1.15	%(g)	1.20%	1.20%
Without fee waivers/reimbursements	1.06	%(e)	1.14	%(e)	1.14%	1.25%		1.39%		1.68%	1.84%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.05	%(e)	1.38	%(e)	0.81%	0.42%		0.09%		0.28%	0.16%
Without fee waivers/reimbursements	(0.03	)%(e)	1.23	%(e)	0.66%	0.18%		(0.15)%		(0.20)%	(0.48)%
Portfolio turnover rate	34	%(d)	28	%(d)	68%	59%		70%		57%	51%

(a)	Fund changed fiscal year to December 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.08% to 0.99% effective November 1, 2017.
(g)	Contractual expense limitation changed from 1.20% to 1.08% effective February 1, 2017.

See Notes to Financial Statements.

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Segall Bryant & Hamill Small Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of period	$8.99		$8.06		$10.68	$12.52	$10.52	$13.45
Income (loss) from investment operations:
Net investment income(b)	0.04		0.16		0.11	0.10	0.11	0.13
Net realized and unrealized gains (losses) on investments	(2.32)		1.06		(1.52)	(0.35)	3.02	(1.22)
Total from investment operations	(2.28)		1.22		(1.41)	(0.25)	3.13	(1.08)

Less dividends and distributions:
Dividends from net investment income	—		(0.17)		(0.17)	(0.14)	(0.18)	(0.10)
Distributions from net realized gains	—		(0.12)		(1.04)	(1.45)	(0.95)	(1.75)
Total distributions	—		(0.29)		(1.21)	(1.59)	(1.13)	(1.85)

Net asset value, end of period	$6.71		$8.99		$8.06	$10.68	$12.52	$10.52

Total Return	(25.36	)%(c)	15.10%		(13.76)%	(1.84)%	29.72%	(8.13)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$11,030		$19,821		$18,940	$63,507	$86,518	$79,038

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.14	%(d)	1.19	%(e)	1.30%	1.30%	1.30%	1.30%
Without fee waivers/reimbursements	1.31	%(d)	1.33%		1.49%	1.46%	1.45%	1.39%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.10	%(d)	1.75%		0.99%	0.87%	0.99%	0.99%
Without fee waivers/reimbursements	0.94	%(d)	1.61%		0.80%	0.71%	0.84%	0.90%
Portfolio turnover rate	53	%(c)	85%		83%	99%	96%	74%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Contractual expense limitation changed from 1.30% to 1.14% effective May 1, 2019.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	117

Segall Bryant & Hamill Small Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of period	$9.07		$8.13		$10.70	$12.53	$10.53	$13.47
Income (loss) from investment operations:
Net investment income(b)	0.05		0.17		0.13	0.13	0.14	0.15
Net realized and unrealized gains (losses) on investments	(2.35)		1.07		(1.52)	(0.36)	3.02	(1.21)
Total from investment operations	(2.30)		1.24		(1.39)	(0.23)	3.16	(1.06)

Less dividends and distributions:
Dividends from net investment income	—		(0.18)		(0.14)	(0.15)	(0.21)	(0.13)
Distributions from net realized gains	—		(0.12)		(1.04)	(1.45)	(0.95)	(1.75)
Total distributions	—		(0.30)		(1.18)	(1.60)	(1.16)	(1.88)

Net asset value, end of period	$6.77		$9.07		$8.13	$10.70	$12.53	$10.53

Total Return	(25.36	)%(c)	15.26%		(13.55)%	(1.67)%	29.98%	(7.98)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$47,228		$68,392		$69,053	$113,685	$130,098	$105,418

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99	%(d)	1.04	%(e)	1.13%	1.12%	1.08%	1.13%
Without fee waivers/reimbursements	1.16	%(d)	1.17%		1.29%	1.26%	1.24%	1.22%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.30	%(d)	1.90%		1.21%	1.08%	1.24%	1.15%
Without fee waivers/reimbursements	1.13	%(d)	1.77%		1.05%	0.94%	1.08%	1.06%
Portfolio turnover rate	53	%(c)	85%		83%	99%	96%	74%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Contractual expense limitation changed from 1.15% to 0.99% effective May 1, 2019.

See Notes to Financial Statements.

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Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018(a)		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of period	$13.04		$10.15	$12.72		$10.89		$10.01	$10.52
Income (loss) from investment operations:
Net investment loss(b)	(0.05)		(0.06)	(0.11)		(0.10)		(0.09)	(0.11)
Net realized and unrealized gains (losses) on investments	1.10		2.95	0.63		2.93		0.97	(0.39)
Total from investment operations	1.05		2.89	0.52		2.83		0.88	(0.50)

Less dividends and distributions:
Distributions from net realized gains	—		—	(2.95)		(1.00)		—	(0.01)
Return of capital	—		—	(0.14)		—		—	—
Total distributions	—		—	(3.09)		(1.00)		—	(0.01)

Net asset value, end of period	$14.09		$13.04	$10.15		$12.72		$10.89	$10.01

Total Return	8.05	%(c)	28.47%	3.19%		25.98%		8.79%	(4.77)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,677		$2,836	$1,570		$930		$744	$499

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.13	%(d)	1.12%	1.24	%(e)	1.26	%(f)	1.30%	1.30%
Without fee waivers/reimbursements	1.14	%(d)	1.12%	3.09%		2.88%		5.93%	4.96	%(g)
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.74	)%(d)	(0.51)%	(0.76)%		(0.80)%		(0.87)%	(1.03)%
Without fee waivers/reimbursements	(0.75	)%(d)	(0.51)%	(2.61)%		(2.42)%		(5.50)%	(4.69)%
Portfolio turnover rate	29	%(c)	28%	83%		51%		81%	69%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Contractual expense limitation changed from 1.24% to 1.14% effective December 20, 2018.
(f)	Contractual expense limitation changed from 1.30% to 1.24% effective April 30, 2017.
(g)	Ratios before fee waivers for start up periods may not be representative of long-term operating results.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	119

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of period	$13.33		$10.36	$12.88	$11.01	$10.09		$10.56
Income (loss) from investment operations:
Net investment loss(b)	(0.04)		(0.05)	(0.08)	(0.09)	(0.06)		(0.07)
Net realized and unrealized gains (losses) on investments	1.12		3.02	0.65	2.96	0.98		(0.39)
Total from investment operations	1.08		2.97	0.57	2.87	0.92		(0.46)

Less dividends and distributions:
Distributions from net realized gains	—		—	(2.95)	(1.00)	—		(0.01)
Return of capital	—		—	(0.14)	—	—		—
Total distributions	—		—	(3.09)	(1.00)	—		(0.01)

Paid-in capital from redemption fees	—		—	—	—	0.00	(c)	—
Net asset value, end of period	$14.41		$13.33	$10.36	$12.88	$11.01		$10.09

Total Return	8.10	%(d)	28.67%	3.56%	26.05%	9.12%		(4.37)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$73,966		$72,341	$63,082	$4,791	$3,519		$6,011

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99	%(e)	0.98%	0.99%	1.20%	1.05	%(f)	0.88	%(f)
Without fee waivers/reimbursements	1.02	%(e)	0.98%	2.26%	2.74%	2.63%		2.21	%(g)
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.60	)%(e)	(0.38)%	(0.63)%	(0.74)%	(0.65)%		(0.61)%
Without fee waivers/reimbursements	(0.63	)%(e)	(0.38)%	(1.90)%	(2.28)%	(2.22)%		(1.94)%
Portfolio turnover rate	29	%(d)	28%	83%	51%	81%		69%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)

Net expense ratio is significantly less than expected rate in prospectus, effective for that period, of 1.15% due to the higher asset levels in the institutional class compared to the retail class. If the retail class assets increase relative to the institutional class assets it is expected that the net expense ratio will be closer to the 1.15% expected rate.

(g)	Ratios before fee waivers for start up periods may not be representative of long-term operating results.

See Notes to Financial Statements.

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Segall Bryant & Hamill Small Cap Core Fund	Financial Highlights
For a Share Outstanding Throughout the Period Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss(a)	(0.02)
Net realized and unrealized losses on investments	(0.54)
Total from investment operations	(0.56)

Net asset value, end of period	$9.44

Total Return	(5.60	)%(b)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$235

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.14	%(c)
Without fee waivers/reimbursements	1.42	%(c)
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.39	)%(c)
Without fee waivers/reimbursements	(0.68	)%(c)
Portfolio turnover rate	33	%(b)

(a)	Calculated using the average shares method.
(b)	Total return and portfolio turnover are not annualized for periods less than one full year.
(c)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	121

Segall Bryant & Hamill Small Cap Core Fund	Financial Highlights
For a Share Outstanding Throughout the Period Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment loss(a)	(0.01)
Net realized and unrealized losses on investments	(0.54)
Total from investment operations	(0.55)

Net asset value, end of period	$9.45

Total Return	(5.50	)%(b)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$37,666

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99	%(c)
Without fee waivers/reimbursements	1.39	%(c)
Ratio of net investment loss to average net assets
With fee waivers/reimbursements	(0.27	)%(c)
Without fee waivers/reimbursements	(0.68	)%(c)
Portfolio turnover rate	33	%(b)

(a)	Calculated using the average shares method.
(b)	Total return and portfolio turnover are not annualized for periods less than one full year.
(c)	Annualized.

See Notes to Financial Statements.

122	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019		Year Ended December 31, 2018(a)	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of period	$25.22		$21.28		$26.87	$27.46		$23.47	$26.87
Income (loss) from investment operations:
Net investment income(b)	0.14		0.34		0.25	0.25		0.24	0.26
Net realized and unrealized gains (losses) on investments	(4.52)		4.35		(3.95)	1.38		5.11	(0.68)
Total from investment operations	(4.38)		4.69		(3.70)	1.63		5.35	(0.42)

Less dividends and distributions:
Dividends from net investment income	—		(0.41)		(0.29)	(0.36)		(0.41)	(0.23)
Distributions from net realized gains	—		(0.34)		(1.60)	(1.86)		(0.95)	(2.75)
Total distributions	—		(0.75)		(1.89)	(2.22)		(1.36)	(2.98)
Net asset value, end of period	$20.84		$25.22		$21.28	$26.87		$27.46	$23.47

Total Return	(17.37	)%(c)	22.04%		(14.12)%	6.02%		22.76%	(1.50)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$24,955		$42,954		$46,149	$44,442		$44,021	$51,742

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99	%(d)	1.03	%(e)	1.15%	1.17	%(f)	1.25%	1.20%
Without fee waivers/reimbursements	1.13	%(d)	1.08%		1.15%	1.18%		1.28%	1.20%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.33	%(d)	1.39%		0.96%	0.89%		0.97%	0.96%
Without fee waivers/reimbursements	1.19	%(d)	1.34%		0.96%	0.88%		0.94%	0.96%
Portfolio turnover rate	38	%(c)	74%		125%	94%		78%	62%

(a)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Contractual expense limitation changed from 1.15% to 0.99% effective May 1, 2019.
(f)	Contractual expense limitation changed from 1.25% to 1.15% effective April 30, 2017.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	123

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Period Ended December 31, 2016(b)
Net asset value, beginning of period	$25.71		$21.67		$27.30	$27.81	$24.89
Income (loss) from investment operations:
Net investment income(c)	0.15		0.38		0.30	0.30	0.31
Net realized and unrealized gains (losses) on investments	(4.63)		4.43		(4.02)	1.41	3.67
Total from investment operations	(4.48)		4.81		(3.72)	1.71	3.98

Less dividends and distributions:
Dividends from net investment income	—		(0.43)		(0.31)	(0.36)	(0.11)
Distributions from net realized gains	—		(0.34)		(1.60)	(1.86)	(0.95)
Total distributions	—		(0.77)		(1.91)	(2.22)	(1.06)
Net asset value, end of period	$21.23		$25.71		$21.67	$27.30	$27.81

Total Return	(17.43	)%(d)	22.22%		(13.97)%	6.23%	15.96	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,333		$32,293		$36,037	$39,470	$36,355

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.84	%(e)	0.88	%(f)	0.96%	0.98%	1.00	%(e)
Without fee waivers/reimbursements	1.06	%(e)	0.98%		0.96%	1.00%	1.15	%(e)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	1.36	%(e)	1.51%		1.13%	1.08%	1.67	%(e)
Without fee waivers/reimbursements	1.14	%(e)	1.41%		1.13%	1.06%	1.52	%(e)
Portfolio turnover rate	38	%(d)	74%		125%	94%	78	%(g)

(a)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 0.99% to is 0.84% effective May 1, 2019.
(g)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

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Segall Bryant & Hamill All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)		Period Ended December 31, 2019(a)
Net asset value, beginning of period	$17.00		$16.49
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01		(0.00	)(c)
Net realized and unrealized gains on investments	0.34		0.51
Total from investment operations	0.35		0.51

Net asset value, end of period	$17.35		$17.00

Total Return	2.06	%(d)	3.09	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$24		$10

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.96	%(e)	0.98	%(e)
Without fee waivers/reimbursements	0.97	%(e)	1.00	%(e)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.11	%(e)	(0.15	)%(e)
Without fee waivers/reimbursements	0.11	%(e)	(0.17	)%(e)
Portfolio turnover rate	22	%(d)	16	%(d)(f)

(a)	The Fund added a retail share class on December 9, 2019. Ratios for start up periods may not be representative of long term operating results.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated at the fund level and represents the six months ended December 31, 2019.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	125

Segall Bryant & Hamill All Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)		Six Months Ended December 31, 2019(a)		Year Ended June 30, 2019	Year Ended June 30, 2018		Year Ended June 30, 2017		Year Ended June 30, 2016	Year Ended June 30, 2015
Net asset value, beginning of period	$17.00		$15.80		$14.76	$13.37		$11.82		$12.25	$11.44
Income (loss) from investment operations:
Net investment income (loss)(b)	0.02		0.01		0.01	(0.01)		0.00	(c)	0.00 (c)	(0.01)
Net realized and unrealized gains on investments	0.34		1.25		1.57	1.48		1.55		0.00 (c)	0.94
Total from investment operations	0.36		1.26		1.58	1.47		1.55		0.00 (c)	0.93

Less dividends and distributions:
Dividends from net investment income	—		(0.01)		—	—		(0.00	)(c)	—	—
Distributions from net realized gains	—		(0.05)		(0.54)	(0.08)		—		(0.43)	(0.12)
Total distributions	—		(0.06)		(0.54)	(0.08)		(0.00	)(c)	(0.43)	(0.12)

Paid-in capital from redemption fees	—		0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$17.36		$17.00		$15.80	$14.76		$13.37		$11.82	$12.25

Total Return	2.12	%(d)	7.95	%(d)	11.47%	11.01%		13.14%		0.07%	8.28%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$128,762		$120,730		$104,418	$79,631		$63,463		$42,216	$18,468

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.84	%(e)	0.96	%(e)(f)	0.98%	1.02	%(g)	1.10%		1.10%	1.10%
Without fee waivers/reimbursements	0.98	%(e)	1.12	%(e)	1.14%	1.22%		1.40%		1.69%	2.12%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	0.27	%(e)	0.07	%(e)	0.07%	(0.07)%		(0.02)%		0.00%	(0.07)%
Without fee waivers/reimbursements	0.13	%(e)	(0.09	)%(e)	(0.09)%	(0.27)%		(0.32)%		(0.59)%	(1.09)%
Portfolio turnover rate	22	%(d)	16	%(d)	38%	37%		38%		33%	46%

(a)	Fund changed fiscal year to December 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 0.98% to 0.84% effective December 9, 2019.
(g)	Contractual expense limitation changed from 1.10% to 0.98% effective November 1, 2017.

See Notes to Financial Statements.

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Segall Bryant & Hamill Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail*	Six Months Ended June 30, 2020 (Unaudited)		Two Months Ended December 31, 2019(a)		Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$8.67		$8.27		$7.70	$9.49	$7.60	$6.91	$8.43
Income (loss) from investment operations:
Net investment income(b)	0.08		0.01		0.17	0.18	0.13	0.14	0.12
Net realized and unrealized gains (losses) on investments	(1.27)		0.60		0.62	(1.53)	1.90	0.58	(1.50)
Total from investment operations	(1.19)		0.61		0.79	(1.35)	2.03	0.72	(1.38)

Less dividends and distributions:
Dividends from net investment income	—		(0.20)		(0.18)	(0.13)	(0.14)	(0.03)	(0.14)
Distributions from net realized gains	—		—		(0.04)	(0.31)	—	—	—
Return of capital	—		(0.01)		—	—	—	—	—
Total distributions	—		(0.21)		(0.22)	(0.44)	(0.14)	(0.03)	(0.14)

Paid-in capital from redemption fees	—		—		—	0.00 (c)	—	—	—
Net asset value, end of period	$7.48		$8.67		$8.27	$7.70	$9.49	$7.60	$6.91

Total Return	(13.73	)%(d)	7.52	%(d)	10.64%	(14.96)%	27.27%	10.42%	(16.47)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,157		$2,678		$2,397	$2,043	$3,116	$921	$8

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.38	%(e)	1.46	%(e)(f)	1.48%	1.48%	1.48%	1.48%	1.48%
Without fee waivers/reimbursements	2.54	%(e)	3.40	%(e)	2.91%	2.49%	2.87%	5.58%	5.76%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.12	%(e)	1.01	%(e)	2.15%	1.97%	1.54%	2.10%	1.36%
Without fee waivers/reimbursements	0.95	%(e)	(0.93	)%(e)	0.72%	0.96%	0.15%	(2.00)%	(2.92)%
Portfolio turnover rate	44	%(d)	23	%(d)	107%	99%	97%	84%	95%

*	Formerly Class A.
(a)	Fund changed fiscal year to December 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.48% to 1.38% effective December 9, 2019.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	127

Segall Bryant & Hamill Emerging Markets Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional*	Six Months Ended June 30, 2020 (Unaudited)		Two Months Ended December 31, 2019(a)		Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$8.69		$8.31		$7.74	$9.54	$7.63	$6.92	$8.44
Income (loss) from investment operations:
Net investment income(b)	0.09		0.02		0.20	0.20	0.15	0.16	0.13
Net realized and unrealized gains (losses) on investments	(1.28)		0.59		0.62	(1.54)	1.91	0.58	(1.49)
Total from investment operations	(1.19)		0.61		0.82	(1.34)	2.06	0.74	(1.36)

Less dividends and distributions:
Dividends from net investment income	—		(0.22)		(0.21)	(0.15)	(0.15)	(0.03)	(0.16)
Distributions from net realized gains	—		—		(0.04)	(0.31)	—	—	—
Return of capital	—		(0.01)		—	—	—	—	—
Total distributions	—		(0.23)		(0.25)	(0.46)	(0.15)	(0.03)	(0.16)

Paid-in capital from redemption fees	—		—		—	0.00 (c)	—	0.00 (c)	—
Net asset value, end of period	$7.50		$8.69		$8.31	$7.74	$9.54	$7.63	$6.92

Total Return	(13.69	)%(d)	7.51	%(d)	10.97%	(14.81)%	27.68%	10.54%	(16.19)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$26,983		$32,721		$30,836	$29,961	$32,144	$18,209	$982

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.23	%(e)	1.23	%(e)	1.23%	1.23%	1.23%	1.23%	1.25%
Without fee waivers/reimbursements	2.39	%(e)	3.14	%(e)	2.66%	2.24%	2.62%	5.33%	5.42%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.29	%(e)	1.18	%(e)	2.40%	2.22%	1.79%	2.35%	1.58%
Without fee waivers/reimbursements	1.12	%(e)	(0.73	)%(e)	0.97%	1.21%	0.40%	(1.75)%	(2.59)%
Portfolio turnover rate	44	%(d)	23	%(d)	107%	99%	97%	84%	95%

*	Formerly Class I.
(a)	Fund changed fiscal year to December 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

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Segall Bryant & Hamill International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail*	Six Months Ended June 30, 2020 (Unaudited)		Two Months Ended December 31, 2019(a)		Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$11.64		$11.39		$11.73	$14.47	$11.74	$11.36	$11.57
Income (loss) from investment operations:
Net investment income(b)	0.10		0.02		0.28	0.26	0.23	0.26	0.21
Net realized and unrealized gains (losses) on investments	(2.88)		0.73		(0.38)	(2.27)	2.69	0.35	0.28
Total from investment operations	(2.78)		0.75		(0.10)	(2.01)	2.92	0.61	0.49

Less dividends and distributions:
Dividends from net investment income	—		(0.49)		(0.25)	(0.29)	(0.19)	(0.17)	(0.22)
Distributions from net realized gains	—		—		—	(0.44)	—	(0.06)	(0.48)
Return of capital	—		(0.01)		—	—	—	—	—
Total distributions	—		(0.50)		(0.25)	(0.73)	(0.19)	(0.23)	(0.70)

Paid-in capital from redemption fees	—		—		0.00 (c)	0.00 (c)	—	—	—

Net increase from payment by affiliates	—		—		0.01 (d)	—	—	—	—

Net asset value, end of period	$8.86		$11.64		$11.39	$11.73	$14.47	$11.74	$11.36

Total Return	(23.88	)%(e)	6.73	%(e)	(0.54)%	(14.68)%	25.27%	5.43%	4.47%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$54,284		$52,668		$49,749	$23,554	$25,240	$12,013	$11,927

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.18	%(f)	1.25	%(f)(g)	1.28%	1.28%	1.28%	1.28%	1.29%
Without fee waivers/reimbursements	1.42	%(f)	1.42	%(f)	1.53%	1.44%	1.47%	2.09%	1.29%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.21	%(f)	0.94	%(f)	2.49%	1.92%	1.80%	2.36%	2.11%
Without fee waivers/reimbursements	1.97	%(f)	0.77	%(f)	2.24%	1.76%	1.61%	1.55%	2.11%
Portfolio turnover rate	53	%(e)	17	%(e)	121%	111%	101%	94%	130%

*	Formerly Class A.
(a)	Fund changed fiscal year to December 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	The custodian reimbursed the Fund $132,086 for losses incurred from corporate action processing. Payment had a positive 0.09% impact on the total return.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Contractual expense limitation changed from 1.28% to 1.18% effective December 9, 2019.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	129

Segall Bryant & Hamill International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional*	Six Months Ended June 30, 2020 (Unaudited)		Two Months Ended December 31, 2019(a)		Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$11.65		$11.42		$11.77	$14.50	$11.76	$11.36	$11.57
Income (loss) from investment operations:
Net investment income(b)	0.11		0.02		0.30	0.29	0.27	0.29	0.27
Net realized and unrealized gains (losses) on investments	(2.88)		0.73		(0.37)	(2.26)	2.68	0.34	0.23
Total from investment operations	(2.77)		0.75		(0.07)	(1.97)	2.95	0.63	0.50

Less dividends and distributions:
Dividends from net investment income	—		(0.51)		(0.29)	(0.32)	(0.21)	(0.17)	(0.23)
Distributions from net realized gains	—		—		—	(0.44)	—	(0.06)	(0.48)
Return of capital	—		(0.01)		—	—	—	—	—
Total distributions	—		(0.52)		(0.29)	(0.76)	(0.21)	(0.23)	(0.71)

Paid-in capital from redemption fees	—		—		0.00 (c)	0.00 (c)	0.00 (c)	—	—

Net increase from payment by affiliates	—		—		0.01 (d)	—	—	—	—

Net asset value, end of period	$8.88		$11.65		$11.42	$11.77	$14.50	$11.76	$11.36

Total Return	(23.78	)%(e)	6.69	%(e)	(0.29)%	(14.40)%	25.60%	5.66%	4.61%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$123,679		$234,265		$230,883	$351,480	$298,728	$71,853	$35,367

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.03	%(f)	1.03	%(f)	1.03%	1.03%	1.03%	1.03%	1.06%
Without fee waivers/reimbursements	1.25	%(f)	1.20	%(f)	1.28%	1.19%	1.22%	1.84%	1.06%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.35	%(f)	1.15	%(f)	2.74%	2.17%	2.05%	2.61%	2.34%
Without fee waivers/reimbursements	2.13	%(f)	0.98	%(f)	2.49%	2.01%	1.86%	1.80%	2.34%
Portfolio turnover rate	53	%(e)	17	%(e)	121%	111%	101%	94%	130%

*	Formerly Class I.
(a)	Fund changed fiscal year to December 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	The custodian reimbursed the Fund $132,086 for losses incurred from corporate action processing. Payment had a positive 0.09% impact on the total return.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.

See Notes to Financial Statements.

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Segall Bryant & Hamill Fundamental International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019		Year Ended December 31, 2018(a)		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of period	$18.12		$12.67		$19.76		$15.08		$15.59		$16.71
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)		0.00	(c)	(0.03)		0.05		0.08		0.23
Net realized and unrealized gains (losses) on investments	(1.29)		5.45		(4.40)		5.01		0.15		(0.09)
Total from investment operations	(1.31)		5.45		(4.43)		5.06		0.23		0.14

Less dividends and distributions:
Dividends from net investment income	—		—		(0.08)		(0.38)		(0.74)		(0.79)
Distributions from net realized gains	—		—		(2.58)		—		—		(0.47)
Total distributions	—		—		(2.66)		(0.38)		(0.74)		(1.26)
Net asset value, end of period	$16.81		$18.12		$12.67		$19.76		$15.08		$15.59

Total Return	(7.23	)%(d)	43.01%		(22.98)%		33.64%		1.60%		1.05%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$24,039		$29,098		$28,205		$49,979		$49,746		$100,223

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.25	%(e)	1.32	%(f)(g)	1.44	%(g)	1.44	%(g)	1.46	%(g)	1.50%
Without fee waivers/reimbursements	1.74	%(e)	1.85%		1.78%		1.75%		1.77%		1.62%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	(0.28	)%(e)	0.00%		(0.18)%		0.27%		0.51%		1.35%
Without fee waivers/reimbursements	(0.77	)%(e)	(0.53)%		(0.52)%		(0.04)%		0.20%		1.23%
Portfolio turnover rate	27	%(d)	31%		57%		48%		44%		44%

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 1.50% to 1.25% effective May 1, 2019.
(g)	For the period April 29, 2016 to April 30, 2019, a voluntary additional expense waiver reduced the ratio of expenses to average net assets from 1.50% to 1.44%.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	131

Segall Bryant & Hamill Fundamental International Small Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019		Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Period Ended December 31, 2016(b)
Net asset value, beginning of period	$19.32		$13.48		$20.83	$15.64	$15.76
Income (loss) from investment operations:
Net investment income (loss)(c)	(0.04)		0.00	(d)	0.00 (d)	0.08	0.11
Net realized and unrealized gains (losses) on investments	(1.35)		5.84		(4.66)	5.22	(0.01)
Total from investment operations	(1.39)		5.84		(4.66)	5.30	0.10

Less dividends and distributions:
Dividends from net investment income	—		—		(0.11)	(0.11)	(0.22)
Distributions from net realized gains	—		—		(2.58)	—	—
Total distributions	—		—		(2.69)	(0.11)	(0.22)
Net asset value, end of period	$17.93		$19.32		$13.48	$20.83	$15.64

Total Return	(7.19	)%(e)	43.32%		(22.90)%	33.89%	0.66	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10,975		$8,446		$20,266	$29,652	$20,358

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.10	%(f)	1.20	%(g)	1.29%	1.29%	1.19	%(f)
Without fee waivers/reimbursements	1.64	%(f)	1.72%		1.62%	1.59%	1.65	%(f)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	(0.41	)%(f)	0.01%		(0.02)%	0.44%	1.06	%(f)
Without fee waivers/reimbursements	(0.96	)%(f)	(0.50)%		(0.35)%	0.14%	0.60	%(f)
Portfolio turnover rate	27	%(e)	31%		57%	48%	44	%(e)(h)

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	The contractual expense limitation is 1.10% effective May 1, 2019 (Note 5).
(h)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

132	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018(a)		Year Ended December 31, 2017	Year Ended December 31, 2016(b)	Year Ended December 31, 2015
Net asset value, beginning of period	$10.98		$9.52	$11.12		$9.79	$9.45	$10.57
Income (loss) from investment operations:
Net investment income(c)	0.13		0.23	0.20		0.19	0.17	0.23
Net realized and unrealized gains (losses) on investments	(1.39)		2.16	(1.16)		1.70	0.63	(0.30)
Total from investment operations	(1.26)		2.39	(0.96)		1.89	0.80	(0.07)

Less dividends and distributions:
Dividends from net investment income	(0.12)		(0.25)	(0.19)		(0.18)	(0.18)	(0.23)
Distributions from net realized gains	—		(0.68)	(0.45)		(0.38)	(0.28)	(0.82)
Total distributions	(0.12)		(0.93)	(0.64)		(0.56)	(0.46)	(1.05)
Net asset value, end of period	$9.60		$10.98	$9.52		$11.12	$9.79	$9.45

Total Return	(11.35	)%(d)	25.36%	(8.70)%		19.56%	8.58%	(0.56)%

Ratios and Supplemental Data
Net assets, end of year (in 000s)	$36,872		$46,375	$41,887		$50,894	$44,296	$37,613

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89	%(e)	0.89%	0.99	%(f)	0.99%	0.99%	0.99%
Without fee waivers/reimbursements	1.27	%(e)	1.22%	1.22%		1.20%	1.22%	1.17%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.68	%(e)	2.14%	1.88%		1.83%	1.79%	2.19%
Without fee waivers/reimbursements	2.30	%(e)	1.81%	1.65%		1.62%	1.56%	2.01%
Portfolio turnover rate	19	%(d)	40%	59%		17%	61%	65%

(a)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(b)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 0.99% to 0.89% effective December 20, 2018.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	133

Segall Bryant & Hamill Global Large Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018(a)		Year Ended December 31, 2017	Year Ended December 31, 2016(b)	Year Ended December 31, 2015
Net asset value, beginning of period	$10.86		$9.43	$11.04		$9.71	$9.39	$10.51
Income (loss) from investment operations:
Net investment income(c)	0.13		0.24	0.23		0.20	0.20	0.25
Net realized and unrealized gains (losses) on investments	(1.38)		2.14	(1.16)		1.70	0.60	(0.30)
Total from investment operations	(1.25)		2.38	(0.93)		1.90	0.80	(0.05)

Less dividends and distributions:
Dividends from net investment income	(0.12)		(0.27)	(0.23)		(0.19)	(0.20)	(0.25)
Distributions from net realized gains	—		(0.68)	(0.45)		(0.38)	(0.28)	(0.82)
Total distributions	(0.12)		(0.95)	(0.68)		(0.57)	(0.48)	(1.07)
Net asset value, end of period	$9.49		$10.86	$9.43		$11.04	$9.71	$9.39

Total Return	(11.38	)%(d)	25.55%	(8.53)%		19.78%	8.63%	(0.42)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,766		$2,730	$2,589		$5,148	$3,466	$3,391

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74	%(e)	0.74%	0.84	%(f)	0.90%	0.81%	0.82%
Without fee waivers/reimbursements	1.24	%(e)	1.12%	1.09%		1.09%	1.21%	1.05%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.69	%(e)	2.32%	2.11%		1.91%	2.01%	2.38%
Without fee waivers/reimbursements	2.19	%(e)	1.94%	1.86%		1.72%	1.61%	2.15%
Portfolio turnover rate	19	%(d)	40%	59%		17%	61%	65%

(a)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(b)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation changed from 0.84% to 0.74% effective December 20, 2018.

See Notes to Financial Statements.

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Segall Bryant & Hamill Workplace Equality Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019(a)	Year Ended December 31, 2018(b)	Year Ended December 31, 2017		Year Ended December 31, 2016(c)	Year Ended December 31, 2015
Net asset value, beginning of period	$6.45		$5.41	$6.01	$6.38		$8.96	$12.72
Income (loss) from investment operations:
Net investment income (loss)(d)	0.06		0.12	0.11	0.12		0.01	(0.04)
Net realized and unrealized gains (losses) on investments	(0.72)		1.33	(0.18)	0.93		(0.01)	0.60
Total from investment operations	(0.66)		1.45	(0.07)	1.05		—	0.56

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.11)	(0.21)	(0.21)		—	—
Distributions from net realized gains	—		(0.30)	(0.32)	(1.21)		(2.58)	(4.32)
Total distributions	(0.06)		(0.41)	(0.53)	(1.42)		(2.58)	(4.32)
Net asset value, end of period	$5.73		$6.45	$5.41	$6.01		$6.38	$8.96

Total Return	(10.12	)%(e)	26.85%	(1.36)%	16.73%		(0.38)%	4.43%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$8,058		$9,846	$8,131	$10,022		$12,061	$24,942

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89	%(f)	0.89%	0.89%	0.98	%(g)	1.15%	1.15%
Without fee waivers/reimbursements	1.58	%(f)	1.57%	1.86%	1.76%		1.30%	1.17%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.01	%(f)	1.92%	1.85%	1.82%		0.14%	(0.34)%
Without fee waivers/reimbursements	1.32	%(f)	1.24%	0.88%	1.04%		(0.01)%	(0.36)%
Portfolio turnover rate	6	%(e)	41%	43%	0%		112%	96%

(a)	Prior to May 1, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.
(b)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(c)	Prior to April 29, 2016 known as the Westcore Growth Fund.
(d)	Calculated using the average shares method.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Contractual expense limitation changed from 1.15% to 0.89% effective April 30, 2017.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	135

Segall Bryant & Hamill Workplace Equality Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019(a)	Year Ended December 31, 2018(b)	Year Ended December 31, 2017	Year Ended December 31, 2016(c)		Year Ended December 31, 2015
Net asset value, beginning of period	$6.64		$5.55	$6.12	$6.61	$9.16		$12.88
Income (loss) from investment operations:
Net investment income (loss)(d)	0.06		0.14	0.13	0.13	0.03		(0.02)
Net realized and unrealized gains (losses) on investments	(0.74)		1.37	(0.20)	0.97	(0.00	)(e)	0.62
Total from investment operations	(0.68)		1.51	(0.07)	1.10	0.03		0.60

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.12)	(0.18)	(0.38)	—		—
Distributions from net realized gains	—		(0.30)	(0.32)	(1.21)	(2.58)		(4.32)
Total distributions	(0.06)		(0.42)	(0.50)	(1.59)	(2.58)		(4.32)
Net asset value, end of period	$5.90		$6.64	$5.55	$6.12	$6.61		$9.16

Total Return	(10.11	)%(f)	27.22%	(1.25)%	16.92%	0.01%		4.68%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$7,965		$8,339	$298	$155	$546		$5,016

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74	%(g)	0.74%	0.74%	0.92%	0.91%		0.95%
Without fee waivers/reimbursements	1.55	%(g)	1.41%	1.76%	1.61%	1.49%		1.28%
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.17	%(g)	2.11%	2.11%	1.82%	0.37%		(0.15)%
Without fee waivers/reimbursements	1.36	%(g)	1.44%	1.09%	1.13%	(0.21)%		(0.48)%
Portfolio turnover rate	6	%(f)	41%	43%	0%	112%		96%

(a)	Prior to April 30, 2019 known as the Segall Bryant & Hamill Large Cap Dividend Fund.
(b)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(c)	Prior to April 29, 2016 known as the Westcore Growth Fund.
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)	Total return and portfolio turnover are not annualized for periods less than one full year.
(g)	Annualized.

See Notes to Financial Statements.

136	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019		Period Ended December 31, 2018(a)
Net asset value, beginning of period	$10.11		$10.02		$10.00
Income from investment operations:
Net investment income(b)	0.09		0.25		0.01
Net realized and unrealized gains (losses) on investments	(0.02	)(c)	0.10		0.01
Total from investment operations	0.07		0.35		0.02

Less dividends and distributions:
Dividends from net investment income	(0.10)		(0.26)		—
Distributions from net realized gains	—		(0.00	)(d)	—
Total distributions	(0.10)		(0.26)		—
Net asset value, end of period	$10.08		$10.11		$10.02

Total Return	0.67	%(e)	3.57%		0.20	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,158		$915		$200

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.49	%(f)	0.49%		0.49	%(f)
Without fee waivers/reimbursements	1.20	%(f)	4.13%		9.96	%(f)(g)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.88	%(f)	2.50%		2.39	%(f)
Without fee waivers/reimbursements	1.12	%(f)	(1.14)%		(7.08	)%(f)(g)
Portfolio turnover rate	29	%(e)	32%		0	%(e)

(a)	Commenced operations on December 17, 2018.
(b)	Calculated using the average shares method.
(c)

Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(d)	Less than $0.005 per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	137

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019		Period Ended December 31, 2018(a)
Net asset value, beginning of period	$10.11		$10.02		$10.00
Income from investment operations:
Net investment income(b)	0.09		0.26		0.01
Net realized and unrealized gains (losses) on investments	(0.01	)(c)	0.09		0.01
Total from investment operations	0.08		0.35		0.02

Less dividends and distributions:
Dividends from net investment income	(0.10)		(0.26)		—
Distributions from net realized gains	—		(0.00	)(d)	—
Total distributions	(0.10)		(0.26)		—
Net asset value, end of period	$10.09		$10.11		$10.02

Total Return	0.78	%(e)	3.62%		0.20	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10,327		$6,279		$1,002

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40	%(f)	0.40%		0.40	%(f)
Without fee waivers/reimbursements	1.15	%(f)	3.68%		9.74	%(f)(g)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	1.80	%(f)	2.53%		2.48	%(f)
Without fee waivers/reimbursements	1.09	%(f)	(0.75)%		(6.86	)%(f)(g)
Portfolio turnover rate	29	%(e)	32%		0	%(e)

(a)	Commenced operations on December 17, 2018.
(b)	Calculated using the average shares method.
(c)

Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(d)	Less than $0.005 per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Ratios before fee waivers for start up periods may not be representative of long-term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

138	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of period	$10.79		$10.32	$10.71	$10.59	$10.55		$10.92
Income (loss) from investment operations:
Net investment income(b)	0.15		0.33	0.33	0.34	0.33		0.31
Net realized and unrealized gains (losses) on investments	0.44		0.57	(0.36)	0.16	0.07		(0.31)
Total from investment operations	0.59		0.90	(0.03)	0.50	0.40		—

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.36)	(0.34)	(0.37)	(0.36)		(0.34)
Distributions from net realized gains	—		(0.07)	(0.02)	(0.01)	(0.00	)(c)	(0.03)
Total distributions	(0.16)		(0.43)	(0.36)	(0.38)	(0.36)		(0.37)
Net asset value, end of period	$11.22		$10.79	$10.32	$10.71	$10.59		$10.55

Total Return	5.48	%(d)	8.79%	(0.18)%	4.74%	3.82%		0.01%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$590,981		$598,220	$915,824	$1,056,835	$1,066,591		$1,309,659

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.55	%(e)	0.55%	0.55%	0.55%	0.55%		0.55%
Without fee waivers/reimbursements	0.70	%(e)	0.73%	0.76%	0.77%	0.78%		0.70%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.70	%(e)	3.04%	3.17%	3.15%	3.03%		2.87%
Without fee waivers/reimbursements	2.55	%(e)	2.86%	2.96%	2.93%	2.80%		2.72%
Portfolio turnover rate	27	%(d)	52%	59%	38%	52%		51%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	139

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net asset value, beginning of period	$10.69		$10.23	$10.60	$10.48	$10.43		$10.79
Income (loss) from investment operations:
Net investment income(b)	0.15		0.34	0.34	0.35	0.34		0.32
Net realized and unrealized gains (losses) on investments	0.44		0.56	(0.34)	0.15	0.08		(0.29)
Total from investment operations	0.59		0.90	0.00 (c)	0.50	0.42		0.03

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.37)	(0.35)	(0.37)	(0.37)		(0.36)
Distributions from net realized gains	—		(0.07)	(0.02)	(0.01)	(0.00	)(c)	(0.03)
Total distributions	(0.17)		(0.44)	(0.37)	(0.38)	(0.37)		(0.39)
Net asset value, end of period	$11.11		$10.69	$10.23	$10.60	$10.48		$10.43

Total Return	5.53	%(d)	8.90%	0.06%	4.81%	4.01%		0.23%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$448,066		$427,395	$307,253	$229,912	$121,829		$108,101

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40	%(e)	0.40%	0.40%	0.40%	0.38%		0.42%
Without fee waivers/reimbursements	0.52	%(e)	0.55%	0.56%	0.56%	0.56%		0.55%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.85	%(e)	3.14%	3.33%	3.29%	3.20%		2.99%
Without fee waivers/reimbursements	2.73	%(e)	2.99%	3.17%	3.13%	3.02%		2.86%
Portfolio turnover rate	27	%(d)	52%	59%	38%	52%		51%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

140	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of period	$8.97		$8.40	$8.99	$8.86	$8.23	$8.80
Income (loss) from investment operations:
Net investment income(b)	0.16		0.43	0.40	0.41	0.40	0.42
Net realized and unrealized gains (losses) on investments	(0.27)		0.58	(0.59)	0.13	0.63	(0.55)
Total from investment operations	(0.11)		1.01	(0.19)	0.54	1.03	(0.13)

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.44)	(0.40)	(0.41)	(0.40)	(0.44)

Paid-in capital from redemption fees	—		—	—	—	0.00 (c)	0.00 (c)
Net asset value, end of period	$8.68		$8.97	$8.40	$8.99	$8.86	$8.23

Total Return	(1.17	)%(d)	12.21%	(2.19)%	6.18%	12.75%	(1.64)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$37,125		$39,692	$43,045	$58,486	$56,997	$46,725

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.85	%(e)	0.85%	0.85%	0.85%	0.85%	0.85%
Without fee waivers/reimbursements	0.96	%(e)	0.98%	0.99%	0.98%	0.95%	0.98%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.82	%(e)	4.86%	4.52%	4.52%	4.63%	4.86%
Without fee waivers/reimbursements	3.71	%(e)	4.73%	4.38%	4.39%	4.53%	4.73%
Portfolio turnover rate	35	%(d)	41%	21%	37%	47%	37%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	141

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of period	$8.87		$8.29	$8.88	$8.75	$8.12	$8.68
Income (loss) from investment operations:
Net investment income(b)	0.17		0.44	0.40	0.42	0.41	0.43
Net realized and unrealized gains (losses) on investments	(0.26)		0.57	(0.58)	0.13	0.62	(0.55)
Total from investment operations	(0.09)		1.01	(0.18)	0.55	1.03	(0.12)

Less dividends and distributions:
Dividends from net investment income	(0.19)		(0.43)	(0.41)	(0.42)	(0.41)	(0.44)

Paid-in capital from redemption fees	—		—	—	—	0.01	0.00 (c)
Net asset value, end of period	$8.59		$8.87	$8.29	$8.88	$8.75	$8.12

Total Return	(1.00	)%(d)	12.40%	(2.12)%	6.35%	13.10%	(1.51)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$23,887		$21,680	$12,962	$20,734	$18,488	$11,435

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.70	%(e)	0.70%	0.69%	0.68%	0.63%	0.72%
Without fee waivers/reimbursements	0.84	%(e)	0.83%	0.81%	0.78%	0.84%	1.03%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	3.98	%(e)	4.99%	4.68%	4.67%	4.85%	5.06%
Without fee waivers/reimbursements	3.84	%(e)	4.86%	4.56%	4.57%	4.64%	4.75%
Portfolio turnover rate	35	%(d)	41%	21%	37%	47%	37%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

142	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017		Period Ended December 31, 2016(b)
Net asset value, beginning of period	$10.67		$10.38	$10.61	$10.15		$10.00
Income (loss) from investment operations:
Net investment income(c)	0.16		0.29	0.35	0.32		0.00	(d)
Net realized and unrealized gains (losses) on investments	0.11		0.43	(0.23)	0.53		0.15
Total from investment operations	0.27		0.72	0.12	0.85		0.15

Less dividends and distributions:
Dividends from net investment income	(0.15)		(0.35)	(0.34)	(0.31)		—
Distributions from net realized gains	—		(0.08)	(0.01)	(0.08)		—
Total distributions	(0.15)		(0.43)	(0.35)	(0.39)		—
Net asset value, end of period	$10.79		$10.67	$10.38	$10.61		$10.15

Total Return	2.60	%(e)	7.00%	1.23%	8.44%		1.50	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$16,768		$11,399	$6,405	$2,709		$406

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65	%(f)	0.65%	0.65%	0.65%		0.65	%(f)
Without fee waivers/reimbursements	0.88	%(f)	0.94%	1.09%	3.09	%(g)	19.11	%(f)(h)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	2.97	%(f)	2.73%	3.40%	2.99%		1.05	%(f)
Without fee waivers/reimbursements	2.73	%(f)	2.44%	2.96%	0.55	%(g)	(17.41	)%(f)(h)
Portfolio turnover rate	77	%(e)	114%	188%	284%		0	%(e)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Ratios before fee waivers for start up periods may not be representative of long-term operating results.
(h)	Ratios before fee waivers for start up periods may not be representative of long-term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	143

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017		Period Ended December 31, 2016(b)
Net asset value, beginning of period	$10.68		$10.39	$10.62	$10.15		$10.00
Income (loss) from investment operations:
Net investment income(c)	0.17		0.31	0.37	0.34		0.00	(d)
Net realized and unrealized gains (losses) on investments	0.11		0.43	(0.23)	0.53		0.15
Total from investment operations	0.28		0.74	0.14	0.87		0.15

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.37)	(0.36)	(0.32)		—
Distributions from net realized gains	—		(0.08)	(0.01)	(0.08)		—
Total distributions	(0.16)		(0.45)	(0.37)	(0.40)		—
Net asset value, end of period	$10.80		$10.68	$10.39	$10.62		$10.15

Total Return	2.69	%(e)	7.19%	1.36%	8.68%		1.50	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$88,246		$62,358	$35,204	$21,371		$355

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50	%(f)	0.50%	0.50%	0.40%		0.61	%(f)
Without fee waivers/reimbursements	0.69	%(f)	0.76%	0.91%	2.29	%(g)	19.48	%(f)(h)
Ratio of net investment income (loss) to average net assets
With fee waivers/reimbursements	3.11	%(f)	2.90%	3.51%	3.24%		1.08	%(f)
Without fee waivers/reimbursements	2.92	%(f)	2.64%	3.10%	1.35	%(g)	(17.79	)%(f)(h)
Portfolio turnover rate	77	%(e)	114%	188%	284%		0	%(e)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Ratios before fee waivers for start up periods may not be representative of long-term operating results.
(h)	Ratios before fee waivers for start up periods may not be representative of long-term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

144	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Retail	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value, beginning of period	$11.69		$11.30	$11.58	$11.32	$11.66	$11.63
Income (loss) from investment operations:
Net investment income(b)	0.13		0.27	0.35	0.32	0.31	0.32
Net realized and unrealized gains (losses) on investments	0.08		0.47	(0.28)	0.26	(0.31)	0.02
Total from investment operations	0.21		0.74	0.07	0.58	—	0.34

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.35)	(0.35)	(0.32)	(0.31)	(0.31)
Distributions from net realized gains	—		—	—	—	(0.03)	—
Total distributions	(0.16)		(0.35)	(0.35)	(0.32)	(0.34)	(0.31)
Net asset value, end of period	$11.74		$11.69	$11.30	$11.58	$11.32	$11.66

Total Return	1.85	%(c)	6.62%	0.60%	5.21%	(0.07)%	3.02%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$172,484		$161,755	$176,020	$193,426	$196,237	$192,920

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65	%(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.70	%(d)	0.77%	0.82%	0.82%	0.84%	0.77%
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.27	%(d)	2.29%	3.05%	2.80%	2.62%	2.73%
Without fee waivers/reimbursements	2.21	%(d)	2.17%	2.88%	2.63%	2.43%	2.61%
Portfolio turnover rate	55	%(c)	30%	47%	64%	47%	30%

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2020 |	145

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Period Ended December 31, 2016(b)
Net asset value, beginning of period	$11.73		$11.33	$11.61	$11.34	$11.79
Income (loss) from investment operations:
Net investment income(c)	0.14		0.28	0.36	0.34	0.22
Net realized and unrealized gains (losses) on investments	0.08		0.48	(0.28)	0.26	(0.44)
Total from investment operations	0.22		0.76	0.08	0.60	(0.22)

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.36)	(0.36)	(0.33)	(0.20)
Distributions from net realized gains	—		—	—	—	(0.03)
Total distributions	(0.17)		(0.36)	(0.36)	(0.33)	(0.23)
Net asset value, end of period	$11.78		$11.73	$11.33	$11.61	$11.34

Total Return	1.91	%(d)	6.80%	0.73%	5.34%	(1.93	)%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$241,603		$214,996	$96,615	$79,263	$29,557

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50	%(e)	0.50%	0.50%	0.50%	0.49	%(e)
Without fee waivers/reimbursements	0.57	%(e)	0.61%	0.63%	0.64%	0.68	%(e)
Ratio of net investment income to average net assets
With fee waivers/reimbursements	2.42	%(e)	2.41%	3.20%	2.96%	2.81	%(e)
Without fee waivers/reimbursements	2.35	%(e)	2.30%	3.07%	2.82%	2.62	%(e)
Portfolio turnover rate	55	%(d)	30%	47%	64%	47	%(d)(f)

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

146	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

1. ORGANIZATION

Segall Bryant & Hamill Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global Large Cap Fund, Segall Bryant & Hamill Workplace Equality Fund, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. All of the Funds offer Retail Class and Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes. The following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Cash Equivalents – Each Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight demand deposits with a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. As of June 30, 2020, the cash equivalents balances reflected on the Statements of Assets and Liabilities represent the amounts participating in the BBH CMS.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the bid price.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a fair value determined by an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, having a remaining maturity of greater than 60 days, are typically valued at the evaluated prices formulated by an independent pricing service.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Semi-Annual Report | June 30, 2020 |	147

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Securities Traded on Foreign Exchanges – All of the Funds, except the Segall Bryant & Hamill Colorado Tax Free Fund, may invest at least a portion of their assets in foreign securities. As of June 30, 2020, all Funds were primarily invested in securities traded on U.S. exchanges, except Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund and Segall Bryant & Hamill Global Large Cap Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Country Risk – As of June 30, 2020 the Segall Bryant & Hamill Emerging Markets Fund invested a significant percentage of its assets in China; the Segall Bryant & Hamill International Small Cap Fund invested a significant percentage of its assets in Japan and the United Kingdom and; the Segall Bryant & Hamill Fundamental International Small Cap Fund invested a significant percentage of its assets in Japan and the United Kingdom. Therefore, they may be more affected by economic developments and currency fluctuations in these countries.

Sector Concentration Risk – The Funds may concentrate investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the six months ended June 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Security Transactions and Related Investment Income – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

Investments in Real Estate Investment Trusts (REITs) – With respect to each Fund, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

3. SHARES OF BENEFICIAL INTEREST

On June 30, 2020, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended June 30, 2020	For the Six Months Ended December 31, 2019	For the Year Ended June 30, 2019
Segall Bryant & Hamill Small Cap Value Fund
Retail:
Shares Sold	14,074	811	—
Shares Issued in Reinvestment of Distributions	—	—	—
Total	14,074	811	—
Less Shares Redeemed	—	(1)	—
Net Increase	14,074	810	—
Institutional:
Shares Sold	11,218,115	2,436,424	4,049,887
Shares Issued in Reinvestment of Distributions	—	719,131	919,695
Total	11,218,115	3,155,555	4,969,582
Less Shares Redeemed	(2,496,741)	(1,005,549)	(1,858,875)
Net Increase	8,721,374	2,150,006	3,110,707

	For the Six Months Ended June 30, 2020	For the Year Ended December 31, 2019
Segall Bryant & Hamill Small Cap Value Dividend Fund
Retail:
Shares Sold	113,062	458,869
Shares Issued in Reinvestment of Distributions	—	61,792
Total	113,062	520,661
Less Shares Redeemed	(672,849)	(665,495)
Net Decrease	(559,787)	(144,834)
Institutional:
Shares Sold	1,245,239	1,864,634
Shares Issued in Reinvestment of Distributions	—	239,411
Total	1,245,239	2,104,045
Less Shares Redeemed	(1,810,821)	(3,057,305)
Net Decrease	(565,582)	(953,260)
Segall Bryant & Hamill Small Cap Growth Fund
Retail:
Shares Sold	39,235	182,176
Shares Issued in Reinvestment of Distributions	—	—
Total	39,235	182,176
Less Shares Redeemed	(66,648)	(119,393)
Net Increase (Decrease)	(27,413)	62,783
Institutional:
Shares Sold	861,227	520,966
Shares Issued in Reinvestment of Distributions	—	—
Total	861,227	520,966
Less Shares Redeemed	(1,155,592)	(1,182,407)
Net Decrease	(294,365)	(661,441)

Semi-Annual Report | June 30, 2020 |	149

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31, 2019
Segall Bryant & Hamill Small Cap Core Fund
Retail:
Shares Sold	18,622	7,751
Shares Issued in Reinvestment of Distributions	—	—
Total	18,622	7,751
Less Shares Redeemed	(1,426)	—
Net Increase	17,196	7,751
Institutional:
Shares Sold	279,567	3,793,622
Shares Issued in Reinvestment of Distributions	—	—
Total	279,567	3,793,622
Less Shares Redeemed	(86,468)	—
Net Increase	193,099	3,793,622
Segall Bryant & Hamill Mid Cap Value Dividend Fund
Retail:
Shares Sold	40,676	149,263
Shares Issued in Reinvestment of Distributions	—	48,541
Total	40,676	197,804
Less Shares Redeemed	(546,294)	(663,537)
Net Decrease	(505,618)	(465,733)
Institutional:
Shares Sold	123,225	199,587
Shares Issued in Reinvestment of Distributions	—	36,308
Total	123,225	235,895
Less Shares Redeemed	(1,269,150)	(642,946)
Net Decrease	(1,145,925)	(407,051)

	For the Six Months Ended June 30, 2020	For the Six Months Ended December 31, 2019	For the Year Ended June 30, 2019
Segall Bryant & Hamill All Cap Fund
Retail:
Shares Sold	753	607	—
Shares Issued in Reinvestment of Distributions	—	—	—
Total	753	607	—
Less Shares Redeemed	—	(1)	—
Net Increase	753	606	—
Institutional:
Shares Sold	941,916	853,915	1,726,878
Shares Issued in Reinvestment of Distributions	—	23,201	237,120
Total	941,916	877,116	1,963,998
Less Shares Redeemed	(627,039)	(383,750)	(751,987)
Net Increase	314,877	493,366	1,212,011

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

	For the Six Months Ended June 30, 2020	For the Two Months Ended December 31, 2019	For the Year Ended October 31, 2019
Segall Bryant & Hamill Emerging Markets Fund
Retail (Formerly Class A):
Shares Sold	22,838	14,198	25,055
Shares Issued in Reinvestment of Distributions	—	7,131	7,641
Total	22,838	21,329	32,696
Less Shares Redeemed	(43,314)	(2,191)	(8,195)
Net Increase (Decrease)	(20,476)	19,138	24,501
Institutional (Formerly Class I):
Shares Sold	113,296	16,247	74,567
Shares Issued in Reinvestment of Distributions	—	50,685	62,830
Total	113,296	66,932	137,397
Less Shares Redeemed	(282,263)	(12,427)	(296,492)
Net Increase (Decrease)	(168,967)	54,505	(159,095)
Segall Bryant & Hamill International Small Cap Fund
Retail (Formerly Class A):
Shares Sold	1,751,718	6,096	2,638,657
Shares Issued in Reinvestment of Distributions	—	173,843	35,203
Total	1,751,718	179,939	2,673,860
Less Shares Redeemed	(150,342)	(20,479)	(315,642)
Net Increase	1,601,376	159,460	2,358,218
Institutional (Formerly Class I):
Shares Sold	1,306,554	105,065	6,256,598
Shares Issued in Reinvestment of Distributions	—	759,776	528,768
Total	1,306,554	864,841	6,785,366
Less Shares Redeemed	(7,478,048)	(976,168)	(16,422,757)
Net Decrease	(6,171,494)	(111,327)	(9,637,391)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31, 2019
Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail:
Shares Sold	239,542	261,029
Shares Issued in Reinvestment of Distributions	—	—
Total	239,542	261,029
Less Shares Redeemed	(415,491)	(881,691)
Net Decrease	(175,949)	(620,662)
Institutional:
Shares Sold	352,023	216,257
Shares Issued in Reinvestment of Distributions	—	—
Total	352,023	216,257
Less Shares Redeemed	(177,343)	(1,282,167)
Net Increase (Decrease)	174,680	(1,065,910)

Semi-Annual Report | June 30, 2020 |	151

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31, 2019
Segall Bryant & Hamill Global Large Cap Fund
Retail:
Shares Sold	3,808	73,564
Shares Issued in Reinvestment of Distributions	49,979	323,523
Total	53,787	397,087
Less Shares Redeemed	(436,341)	(572,735)
Net Decrease	(382,554)	(175,648)
Institutional:
Shares Sold	45,802	57,719
Shares Issued in Reinvestment of Distributions	2,380	17,233
Total	48,182	74,952
Less Shares Redeemed	(113,625)	(98,107)
Net Decrease	(65,443)	(23,155)
Segall Bryant & Hamill Workplace Equality Fund
Retail:
Shares Sold	26,045	108,326
Shares Issued in Reinvestment of Distributions	16,795	92,041
Total	42,840	200,367
Less Shares Redeemed	(163,994)	(178,106)
Net Increase (Decrease)	(121,154)	22,261
Institutional:
Shares Sold	105,251	1,242,876
Shares Issued in Reinvestment of Distributions	14,949	69,806
Total	120,200	1,312,682
Less Shares Redeemed	(27,734)	(109,649)
Net Increase	92,466	1,203,033
Segall Bryant & Hamill Short Term Plus Fund
Retail:
Shares Sold	23,662	89,734
Shares Issued in Reinvestment of Distributions	1,018	1,108
Total	24,680	90,842
Less Shares Redeemed	(350)	(20,306)
Net Increase	24,330	70,536
Institutional:
Shares Sold	484,220	558,932
Shares Issued in Reinvestment of Distributions	7,334	8,736
Total	491,554	567,668
Less Shares Redeemed	(89,214)	(46,804)
Net Increase	402,340	520,864
Segall Bryant & Hamill Plus Bond Fund
Retail:
Shares Sold	6,182,814	14,085,142
Shares Issued in Reinvestment of Distributions	755,042	2,649,200
Total	6,937,856	16,734,342
Less Shares Redeemed	(9,711,198)	(49,982,596)
Net Decrease	(2,773,342)	(33,248,254)
Institutional:
Shares Sold	5,840,575	14,999,412
Shares Issued in Reinvestment of Distributions	542,448	1,394,885
Total	6,383,023	16,394,297
Less Shares Redeemed	(6,047,219)	(6,438,689)
Net Increase	335,804	9,955,608

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31, 2019
Segall Bryant & Hamill Quality High Yield Fund
Retail:
Shares Sold	571,486	362,832
Shares Issued in Reinvestment of Distributions	86,737	221,338
Total	658,223	584,170
Less Shares Redeemed	(808,393)	(1,283,667)
Net Decrease	(150,170)	(699,497)
Institutional:
Shares Sold	1,238,596	1,115,468
Shares Issued in Reinvestment of Distributions	56,329	100,016
Total	1,294,925	1,215,484
Less Shares Redeemed	(957,474)	(334,149)
Net Increase	337,451	881,335
Segall Bryant & Hamill Municipal Opportunities Fund
Retail:
Shares Sold	702,223	727,044
Shares Issued in Reinvestment of Distributions	19,744	40,230
Total	721,967	767,274
Less Shares Redeemed	(236,257)	(316,395)
Net Increase	485,710	450,879
Institutional:
Shares Sold	2,615,770	3,450,669
Shares Issued in Reinvestment of Distributions	101,827	215,260
Total	2,717,597	3,665,929
Less Shares Redeemed	(384,821)	(1,215,146)
Net Increase	2,332,776	2,450,783
Segall Bryant & Hamill Colorado Tax Free Fund
Retail:
Shares Sold	4,309,724	4,949,222
Shares Issued in Reinvestment of Distributions	205,071	381,847
Total	4,514,795	5,331,069
Less Shares Redeemed	(3,658,048)	(7,078,884)
Net Increase (Decrease)	856,747	(1,747,815)
Institutional:
Shares Sold	4,285,014	11,191,620
Shares Issued in Reinvestment of Distributions	258,704	395,129
Total	4,543,718	11,586,749
Less Shares Redeemed	(2,364,641)	(1,790,408)
Net Increase	2,179,077	9,796,341

Semi-Annual Report | June 30, 2020 |	153

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

4. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Segall Bryant & Hamill Small Cap Growth Fund	$72,135,585	$—
Segall Bryant & Hamill Emerging Markets Fund	1,067,427	—
Segall Bryant & Hamill International Small Cap Fund	46,092,656	13,104,784
Segall Bryant & Hamill Quality High Yield Fund	176,614	9,470,157
Segall Bryant & Hamill Colorado Tax Free Fund	991,747	99,037

Net qualified late year capital losses, incurred after October 31, 2019 and within the taxable year, are deemed to arise on the first day of a Fund’s next taxable year. For the year ended December 31, 2019, the following amounts were deferred to the tax year ending December 31, 2020:

Fund	Capital Loss Deferrals
Segall Bryant & Hamill Short Term Plus Fund	$104

The Segall Bryant & Hamill Fundamental International Small Cap Fund elects to defer to the tax year ending December 31, 2020 late year ordinary losses in the amount of $58,816.

Distributions – Distributions of net investment income, if any, are generally made annually for the Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Core Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund and Segall Bryant & Hamill Fundamental International Small Cap Fund; monthly for the Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund and quarterly for the Segall Bryant & Hamill Workplace Equality Fund and Segall Bryant & Hamill Global Large Cap Fund. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of the distributions paid during the periods ended June 30, 2020, December 31, 2019 and June 30, 2019, as applicable, were as follows:

Fund	Period Ended	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income
Segall Bryant & Hamill Small Cap Value Fund	6/30/2019	$4,273,845	$6,814,219	$—	$—
	12/31/2019	4,313,031	5,092,391	—	—
	6/30/2020	—	—	—	—
Segall Bryant & Hamill Small Cap Value Dividend Fund	12/31/2019	1,723,390	1,109,277	—	—
	6/30/2020	—	—	—	—
Segall Bryant & Hamill Small Cap Growth Fund	12/31/2019	—	—	—	—
	6/30/2020	—	—	—	—
Segall Bryant & Hamill Small Cap Core Fund	12/31/2019	—	—	—	—
	6/30/2020	—	—	—	—
Segall Bryant & Hamill Mid Cap Value Dividend Fund	12/31/2019	1,209,743	974,183	—	—
	6/30/2020	—	—	—	—
Segall Bryant & Hamill All Cap Fund	6/30/2019	—	3,099,152	—	—
	12/31/2019	49,658	334,417
	6/30/2020	—	—	—	—
Segall Bryant & Hamill Emerging Markets Fund	10/31/2019	860,787	161,117	—	—
	12/31/2019	869,167	—	34,024	—
	6/30/2020	—	—	—	—
Segall Bryant & Hamill International Small Cap Fund	10/31/2019	8,668,571	—	—	—
	12/31/2019	12,381,211	—	189,729	—
	6/30/2020	—	—	—	—

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

Fund	Period Ended	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income
Segall Bryant & Hamill Fundamental International	12/31/2019	$—	$—	$—	$—
Small Cap Fund	6/30/2020	—	—	—	—
Segall Bryant & Hamill Global Large Cap Fund	12/31/2019	1,097,574	2,905,728	—	—
	6/30/2020	503,135	—	—	—
Segall Bryant & Hamill Workplace Equality Fund	12/31/2019	262,051	800,966	—	—
	6/30/2020	168,374	—	—	—
Segall Bryant & Hamill Short Term Plus Fund	12/31/2019	100,436	—	—	—
	6/30/2020	87,262	—	—	—
Segall Bryant & Hamill Plus Bond Fund	12/31/2019	38,881,131	5,658,442	—	—
	6/30/2020	15,028,817	—	—	—
Segall Bryant & Hamill Quality High Yield Fund	12/31/2019	2,910,491	—	—	—
	6/30/2020	1,255,250	—	—	—
Segall Bryant & Hamill Municipal Opportunities Fund	12/31/2019	799,450	29,114	—	2,005,216
	6/30/2020	1,355,841	—	—	—
Segall Bryant & Hamill Colorado Tax Free Fund	12/31/2019	1,440,696	—	—	8,481,957
	6/30/2020	5,914,333	—	—	—

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Segall Bryant & Hamill Small Cap Value Fund	Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Small Cap Core Fund	Segall Bryant & Hamill Mid Cap Value Dividend Fund	Segall Bryant & Hamill All Cap Fund
Undistributed ordinary income	$1,403,172	$143,703	$—	$—	$10,432	$443,890
Undistributed long term capital gains	963,254	1,784,381	—	—	676,540	—
Accumulated capital and other losses	—	—	(72,135,585)	—	—	—
Net unrealized appreciation on investments	10,765,785	7,373,829	15,672,055	7,968,119	9,645,302	32,829,569
Other temporary differences	—	3,586	9,497	(7,968,119)	(345,355)	—
Total distributable earnings (accumulated deficit)	$13,132,211	$9,305,499	$(56,454,033)	$0	$9,986,919	$33,273,459

	Segall Bryant & Hamill Emerging Markets Fund	Segall Bryant & Hamill International Small Cap Fund	Segall Bryant & Hamill Fundamental International Small Cap Fund	Segall Bryant & Hamill Global Large Cap Fund	Segall Bryant & Hamill Workplace Equality Fund
Undistributed ordinary income	$—	$—	$—	$3,229	$6,324
Undistributed long term capital gains	—	—	2,488,653	1,259,810	—
Accumulated capital and other losses	(1,067,427)	(59,197,440)	(58,816)	—	—
Net unrealized appreciation on investments	5,113,890	17,764,360	10,636,531	10,361,682	2,456,337
Other temporary differences	—	—	5,306	(15,240)	(655)
Total distributable earnings (accumulated deficit)	$4,046,463	$(41,433,080)	$13,071,674	$11,609,481	2,462,006

	Segall Bryant & Hamill Short Term Plus Fund	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Undistributed ordinary income	$—	$—	$—	$50,857	$—
Undistributed long term capital gains	—	612,341	—	56,950	—
Accumulated capital and other losses	(104)	—	(9,646,771)	—	(1,090,784)
Net unrealized appreciation on investments	21,911	32,208,656	1,442,919	967,272	7,848,570
Other temporary differences	—	—	(1,052)	—	(2,705)
Total distributable earnings (accumulated deficit)	$21,807	$32,820,997	$(8,204,904)	$1,075,079	$6,755,081

Semi-Annual Report | June 30, 2020 |	155

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

Other Temporary Differences is primarily related to deferred Trustee compensation.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

As of June 30, 2020, net unrealized appreciation (depreciation) on investments based on federal tax cost was as follows:

	Segall Bryant & Hamill Small Cap Value Fund	Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Small Cap Core Fund	Segall Bryant & Hamill Mid Cap Value Dividend Fund	Segall Bryant & Hamill All Cap Fund
Tax cost of portfolio investments	$219,361,262	$59,017,295	$56,588,577	$29,073,612	$26,352,566	$88,423,584
Gross unrealized appreciation	21,132,494	4,696,024	21,559,747	8,930,295	3,382,995	39,155,933
Gross unrealized depreciation	(29,862,809)	(7,715,021)	(4,200,483)	(2,629,863)	(2,942,625)	(3,220,961)
Net unrealized appreciation (depreciation) on portfolio investments	$(8,730,315)	$(3,018,997)	$17,359,264	$6,300,432	$440,370	$35,934,972

	Segall Bryant & Hamill Emerging Markets Fund	Segall Bryant & Hamill International Small Cap Fund	Segall Bryant & Hamill Fundamental International Small Cap Fund	Segall Bryant & Hamill Global Large Cap Fund	Segall Bryant & Hamill Workplace Equality Fund
Tax cost of portfolio investments	$26,919,992	$195,016,529	$25,481,314	$33,173,471	$14,953,724
Gross unrealized appreciation	5,522,562	10,356,353	10,163,083	6,422,926	2,186,701
Gross unrealized depreciation	(3,494,968)	(30,748,155)	(3,101,746)	(2,264,679)	(1,661,522)
Net unrealized appreciation (depreciation) on portfolio investments	$2,027,594	$(20,381,802)	$7,061,337	$4,158,247	$525,179

	Segall Bryant & Hamill Short Term Plus Fund	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Tax cost of portfolio investments	$11,238,853	$951,444,420	$60,671,702	$91,377,041	$395,311,110
Gross unrealized appreciation	169,539	72,412,748	1,216,033	3,249,801	12,088,638
Gross unrealized depreciation	(90,829)	(10,491,566)	(1,759,807)	(481,625)	(3,386,573)
Net unrealized appreciation (depreciation) on portfolio investments	$78,710	$61,921,182	$(543,774)	$2,768,176	$8,702,065

The difference between book and tax basis cost of investments is attributable primarily to wash sales, passive foreign investment companies and tax treatment of certain other investments.

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Segall Bryant & Hamill, LLC (the “Adviser”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

Pursuant to its advisory agreement with the Trust, Segall Bryant & Hamill, LLC is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Fund
Segall Bryant & Hamill Small Cap Value Fund	0.80%
Segall Bryant & Hamill Small Cap Value Dividend Fund	0.80%
Segall Bryant & Hamill Small Cap Growth Fund	0.65%
Segall Bryant & Hamill Small Cap Core Fund	0.80%
Segall Bryant & Hamill Mid Cap Value Dividend Fund	0.65%
Segall Bryant & Hamill All Cap Fund	0.65%
Segall Bryant & Hamill Emerging Markets Fund	0.90%
Segall Bryant & Hamill International Small Cap Fund	0.90%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.00%
Segall Bryant & Hamill Global Large Cap Fund	0.65%
Segall Bryant & Hamill Workplace Equality Fund	0.65%
Segall Bryant & Hamill Short Term Plus Fund	0.25%
Segall Bryant & Hamill Plus Bond Fund	0.35%
Segall Bryant & Hamill Quality High Yield Fund	0.45%
Segall Bryant & Hamill Municipal Opportunities Fund	0.35%
Segall Bryant & Hamill Colorado Tax Free Fund	0.35%

Ultimus Fund Solutions LLC (“Ultimus”) and the Adviser serve as the Funds’ co-administrators (“Co-Administrators”). Ultimus and the Adviser are entitled to receive a total fee from each Fund for their administrative services computed daily and paid monthly based on the average daily net assets of the Trust. The Adviser receives a portion that is calculated based on 0.01% on the average daily net assets of the Trust.

The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s net assets and are disclosed in the Statements of Operations. During the six months ended June 30, 2020, the Adviser and Ultimus received $121,705 and $323,923, respectively, for their services to the Funds.

Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Funds, providing sub-accounting with respect to Fund shares, and other similar services. The Retail Class of each Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets to shareholder servicing agents and the Institutional Class of each Fund may pay a fee at an annual rate of up to 0.10% of its average daily net assets to shareholder servicing agents. These fees are included in Shareholder Servicing Fees on the Statements of Operations.

Until at least April 30, 2021, except until at least December 31, 2021 for the the Segall Bryant & Hamill Small Cap Value Fund, the Segall Bryant & Hamill All Cap Fund, the Segall Bryant & Hamill Emerging Markets Fund and the Segall Bryant & Hamill International Small Cap Fund, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expense to average net assets as reported in each Fund’s Financial Highlights will be no more than the amounts as detailed below:

Fund	Retail Class	Institutional Class
Segall Bryant & Hamill Small Cap Value Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Value Dividend Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Growth Fund	1.14%	0.99%
Segall Bryant & Hamill Small Cap Core Fund	1.14%	0.99%
Segall Bryant & Hamill Mid Cap Value Dividend Fund	0.99%	0.84%
Segall Bryant & Hamill All Cap Fund	0.99%	0.84%
Segall Bryant & Hamill Emerging Markets Fund	1.38%	1.23%
Segall Bryant & Hamill International Small Cap Fund	1.18%	1.03%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.25%	1.10%
Segall Bryant & Hamill Global Large Cap Fund	0.89%	0.74%
Segall Bryant & Hamill Workplace Equality Fund	0.89%	0.74%
Segall Bryant & Hamill Short Term Plus Fund	0.49%	0.40%
Segall Bryant & Hamill Plus Bond Fund	0.55%	0.40%
Segall Bryant & Hamill Quality High Yield Fund	0.85%	0.70%
Segall Bryant & Hamill Municipal Opportunities Fund	0.65%	0.50%
Segall Bryant & Hamill Colorado Tax Free Fund	0.65%	0.50%

Semi-Annual Report | June 30, 2020 |	157

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

Ultimus, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, Ultimus has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, Ultimus receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Certain officers of the Funds are also officers of the Adviser. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, Trustee fees are paid and invested directly into shares of the Funds elected by the Trustees in the Deferral Plan. There is no future liability related to the balance in the Deferral Plan as such amounts are paid directly out of the respective capital accounts of the elected Funds. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the elected funds. The balance in the Deferral Plan as of June 30, 2020 is $315,340.

6. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuation measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Unadjusted Quoted Prices in active markets for identical investments

2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2020 in valuing the Funds’ assets:

Segall Bryant & Hamill Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$210,630,947	$—	$—	$210,630,947
Total	$210,630,947	$—	$—	$210,630,947

Segall Bryant & Hamill Small Cap Value Dividend Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$55,998,298	$—	$—	$55,998,298
Total	$55,998,298	$—	$—	$55,998,298

Segall Bryant & Hamill Small Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$73,947,841	$—	$—	$73,947,841
Total	$73,947,841	$—	$—	$73,947,841

158	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

Segall Bryant & Hamill Small Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$35,374,044	$—	$—	$35,374,044
Total	$35,374,044	$—	$—	$35,374,044

Segall Bryant & Hamill Mid Cap Value Dividend Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$26,792,936	$—	$—	$26,792,936
Total	$26,792,936	$—	$—	$26,792,936

Segall Bryant & Hamill All Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$124,358,556	$—	$—	$124,358,556
Total	$124,358,556	$—	$—	$124,358,556

Segall Bryant & Hamill Emerging Markets Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$6,031,885	$22,011,876	$0	*	$28,043,761
Preferred Stocks	360,166	543,659	—		903,825
Total	$6,392,051	$22,555,535	$0		$28,947,586

Segall Bryant & Hamill International Small Cap Fund

	Level 1	Level 2	Level 3		Total
Common Stocks	$4,677,628	$168,720,341	$264,386	*	$173,662,355
Preferred Stocks	265,467	653,066	—		918,533
Rights	43,839	—	0	*	43,839
Total	$4,986,934	$169,373,407	$264,386		$174,624,727

Segall Bryant & Hamill Fundamental International Small Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$22,824,815	$9,717,836	$—	$32,542,651
Total	$22,824,815	$9,717,836	$—	$32,542,651
Other Financial Instruments**
Forward Foreign Currency Contracts, Unrealized Gain	$—	$261,176	$—	$261,176
Forward Foreign Currency Contracts, Unrealized Loss	—	(141,469)	—	(141,469)
Total	$—	$119,707	$—	$119,707

Segall Bryant & Hamill Global Large Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$23,876,524	$13,455,194	$—	$37,331,718
Total	$23,876,524	$13,455,194	$—	$37,331,718

Segall Bryant & Hamill Workplace Equality Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$15,478,903	$—	$—	$15,478,903
Total	$15,478,903	$—	$—	$15,478,903

Semi-Annual Report | June 30, 2020 |	159

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

Segall Bryant & Hamill Short Term Plus Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$10,314,594	$—	$10,314,594
Municipal Bonds	—	588,153	—	588,153
Asset Backed Securities	—	46,399	—	46,399
U.S. Treasury Bonds & Notes	—	368,417	—	368,417
Total	$—	$11,317,563	$—	$11,317,563

Segall Bryant & Hamill Plus Bond Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$487,335,474	$—	$487,335,474
Municipal Bonds	—	101,451,264	—	101,451,264
Asset Backed Securities	—	30,885,939	—	30,885,939
Mortgage-Backed Passthrough Securities	—	246,440,035	—	246,440,035
Residential Mortgage-Backed Securities	—	6,596,949	—	6,596,949
U.S. Treasury Bonds & Notes	—	140,655,941	—	140,655,941
Total	$—	$1,013,365,602	$—	$1,013,365,602

Segall Bryant & Hamill Quality High Yield Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$59,283,538	$—	$59,283,538
Asset Backed Securities	—	844,390	—	844,390
Total	$—	$60,127,928	$—	$60,127,928

Segall Bryant & Hamill Municipal Opportunities Fund

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$91,713,427	$—	$91,713,427
Corporate Bonds	—	2,431,790	—	2,431,790
Total	$—	$94,145,217	$—	$94,145,217

Segall Bryant & Hamill Colorado Tax Free Fund

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$404,013,175	$—	$404,013,175
Total	$—	$404,013,175	$—	$404,013,175

*	Includes securities that have been fair valued at $0.

**

Other financial instruments are derivative financial instruments not reflected in the Statement of Investments. These forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For liabilities arising from overdrafts in the custody account, the carrying amount reported in the Statements of Assets and Liabilities approximates fair value due to the relatively short-term maturity of these financial instruments. As of June 30, 2020, the liability related to custody overdrafts in the Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill Quality High Yield Fund and Segall Bryant & Hamill Colorado Tax Free Fund are based on Level 2 inputs.

The following is a reconciliation of Level 3 instruments of the Funds for which significant unobservable inputs were used to determine fair value for the six months ended June 30, 2020:

Segall Bryant & Hamill Emerging Markets Fund

Asset Type	Balance as of December 31, 2019	Net Purchases	Net Sales	Realized Gains	Change in Unrealized Appreciation (Depreciation)	Transfer Into Level 3	Transfer Out of Level 3	Balance as of June 30, 2020
Common Stocks	$0	$—	$—	$—	$—	$—	$—	$0

160	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

Segall Bryant & Hamill International Small Cap Fund

Asset Type	Balance as of December 31, 2019	Net Purchases/ Received in Corporate Action	Net Sales	Paydowns	Realized Gains	Change in Unrealized Appreciation (Depreciation)	Transfer Into Level 3	Transfer Out of Level 3	Balance as of June 30, 2020
Common Stocks	$92,120	$165,030	$—	$—	$—	$(18,377)	$25,613	$—	$264,386
Rights	—	0	—	—	—	—	—	—	0
Total	$92,120	$165,030	$—	$—	$—	$(18,377)	$25,613	$—	$264,386

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2020:

	Fair Value as of June 30, 2020	Valuation Technique	Unobservable Input(1)	Range	Impact to Valuation from an Increase in Input(2)
Segall Bryant & Hamill International Small Cap Fund	$264,386	Adjusted trade price	Discount Factor	0% - 15%	Decrease

(1)

The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds and U.S. Treasury bonds & notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the co-administrators will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing

Semi-Annual Report | June 30, 2020 |	161

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

the securities. The Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

At least quarterly, the Adviser receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. The Adviser uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee of the Board of Trustees which meets at least quarterly. The Audit Committee of the Board of Trustees then will provide a recommendation to the Board of Trustees for approval of the fair value measurements.

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Segall Bryant & Hamill Fundamental International Small Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the contractual rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statements of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

During the six months ended June 30, 2020, the Fund had average forward foreign currency contract values to buy and sell of $17,063,455 and $10,796,592, respectively.

The effect of derivative instruments on the Statements of Assets and Liabilities as of June 30, 2020 is as follows:

Segall Bryant & Hamill Fundamental International Small Cap Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized gain on forward foreign currency contracts	$261,176	Unrealized loss on forward foreign currency contracts	$(141,469)
Total		$261,176		$(141,469)

The effect of derivative instruments on the Statements of Operations for the six months ended June 30, 2020 is as follows:

Segall Bryant & Hamill Fundamental International Small Cap Fund

Risk Exposure	Statement of Operations Location	Realized Losses on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Net realized gains (losses) on forward foreign currency contracts/ Change in unrealized net appreciation (depreciation) on forward foreign currency contracts	$(76,216)	$26,074
Total		$(76,216)	$26,074

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2020 (Unaudited)

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the six months ended June 30, 2020 excluding long-term U.S. government securities and short-term investments were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Segall Bryant & Hamill Small Cap Value Fund	$133,799,747	$53,379,846
Segall Bryant & Hamill Small Cap Value Dividend Fund	33,234,579	39,097,992
Segall Bryant & Hamill Small Cap Growth Fund	19,247,212	23,944,963
Segall Bryant & Hamill Small Cap Core Fund	40,635,645	10,911,060
Segall Bryant & Hamill Mid Cap Value Dividend Fund	19,848,354	51,641,172
Segall Bryant & Hamill All Cap Fund	30,822,763	25,234,627
Segall Bryant & Hamill Emerging Markets Fund	13,118,861	14,200,752
Segall Bryant & Hamill International Small Cap Fund	118,680,535	158,722,228
Segall Bryant & Hamill Fundamental International Small Cap Fund	8,434,321	8,500,967
Segall Bryant & Hamill Global Large Cap Fund	7,738,692	12,905,026
Segall Bryant & Hamill Workplace Equality Fund	937,738	1,455,267
Segall Bryant & Hamill Short Term Plus Fund	6,468,493	2,066,191
Segall Bryant & Hamill Plus Bond Fund	48,360,139	105,092,288
Segall Bryant & Hamill Quality High Yield Fund	21,570,531	19,890,203
Segall Bryant & Hamill Municipal Opportunities Fund	85,975,806	63,484,187
Segall Bryant & Hamill Colorado Tax Free Fund	277,933,526	210,618,824

Purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2020, were as follows:

Fund	Purchase of Long Term U.S. Government Obligations	Proceeds from Sales of Long Term U.S. Government Obligations
Segall Bryant & Hamill Plus Bond Fund	$222,203,676	$167,062,519

9. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except as follows:

The Board of the Trust, based upon the recommendation of the Adviser, approved an Agreement and Plan of Reorganization pursuant to which the Segall Bryant & Hamill Small Cap Value Dividend Fund would be combined with and into the Segall Bryant & Hamill Small Cap Value Fund (the “Reorganization”). The Reorganization is expected to occur on or about September 25, 2020. Both the Segall Bryant & Hamill Small Cap Value Dividend Fund and the Segall Bryant & Hamill Small Cap Value Fund have declared a special distribution as a result of the merger. The distributions will be made prior to the date of the Reorganization.

The Board of the Trust, based upon the recommendation of the Adviser, has determined to close and liquidate the Segall Bryant & Hamill Mid Cap Value Dividend Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust, with an effective date on or about September 17, 2020.

The Board of the Trust approved a change to the name of the Segall Bryant & Hamill Global Large Cap Fund. Effective September 22, 2020, the Fund will change its name to “Segall Bryant & Hamill Global All Cap Fund.”

Semi-Annual Report | June 30, 2020 |	163

Segall Bryant & Hamill Funds	Change in Independent Auditor
June 30, 2020 (Unaudited)

Effective as of the close of business on May 21, 2020, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Funds. The report of Deloitte on the Funds’ financial statements as of and for the fiscal year or period ended December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Funds’ most recent fiscal year or period, and through May 21, 2020, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year or period. During the Funds’ fiscal year or period ended December 31, 2019, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During each Fund’s fiscal year or period ended December 31, 2019 and the subsequent interim period through August 19, 2020,neither the Funds, nor anyone on their behalf, consulted with Deloitte, on behalf of the Funds, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On August 19, 2020, upon the recommendation of the Funds’ Audit Committee, the Board of Trustees of the Funds approved the engagement of Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for each Fund for the fiscal year ending December 31, 2020. The Board and its Audit Committee considered the engagement of Cohen in connection with the resignation of the Funds’ former independent registered accounting firm on May 21, 2020.

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Segall Bryant & Hamill Funds	Liquidity Risk Management Program
(Unaudited)

Segall Bryant & Hamill Trust (“the Trust”) has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Trust’s approach to managing liquidity risk for each Fund. The Program is overseen by Segall Bryant & Hamill, LLC (the “Adviser”). The Trust’s Board of Trustees (the “Board”) has approved the designation of the Adviser to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Adviser’s assessment of the relative liquidity under current market conditions.

At a meeting of the Board held on May 13, 2020, the Adviser provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness of the Program, including any material changes to the Program for the period from the inception of the Trust’s program on December 1, 2018 through March 31, 2020 (“Reporting Period”). The Report concluded that the Trust’s Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that each Fund’s investment strategies continue to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each of the Funds, including liquidity risks presented by each Fund’s investment portfolio, is found in the Trust’s Prospectus and Statement of Additional Information.

Semi-Annual Report | June 30, 2020 |	165

Intentionally Left Blank

Segall Bryant & Hamill Trustees and Officers:

Mary K. Anstine, Chairman

Thomas J. Abood, Trustee

John A. DeTore, Trustee

Rick A. Pederson, Trustee

James A. Smith, Trustee

Douglas M. Sparks, Trustee

Janice M. Teague, Trustee

Philip L. Hildebrandt, President

Jasper R. Frontz, Treasurer & Chief Compliance Officer

Jennifer L. Leamer, Asst. Treasurer

Derek W. Smith, Secretary

Maggie Bull, Asst. Secretary

FOR MORE INFORMATION ABOUT SEGALL BRYANT & HAMILL FUNDS, PLEASE CONTACT:

Segall Bryant & Hamill Funds | 225 Pictoria Drive, Suite 450 | Cincinnati, Ohio 45246
Individual Investors: (800) 392-2673 | Financial Advisors: (800) 734-9738 | www.sbhfunds.com

A description of the policies and procedures that Segall Bryant & Hamill Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free (800) 392-2673; (ii) on the Funds’ website, www.sbhfunds.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Part F to Form N-PORT within 60 days after each fiscal quarter-end. Copies of the Segall Bryant & Hamill Funds Part F to Form N-PORT are available without a charge, upon request, by contacting Segall Bryant & Hamill Funds toll-free at (800) 392-2673 and on the SEC’s website at www.sec.gov.

This report has been prepared for Segall Bryant & Hamill Funds shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Funds distributed by Ultimus Fund Distributors, LLC

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) of 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270-30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Change in the registrant’s independent public accountants.

(i) Effective as of the close of business on May 21, 2020, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm for the Funds. The report of Deloitte on the Funds’ financial statements as of and for the fiscal year or period ended December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the Funds’ most recent fiscal year or period, and through May 21, 2020, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year or period. During the Funds’ fiscal year or period ended December 31, 2019, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During each Fund’s fiscal year or period ended December 31, 2019 and the subsequent interim period through August 19, 2020, neither the Funds, nor anyone on their behalf, consulted with Deloitte, on behalf of the Funds, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On August 19, 2020, upon the recommendation of the Funds’ Audit Committee, the Board of Trustees of the Funds approved the engagement of Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm for each Fund for the fiscal year ending December 31, 2020. The Board and its Audit Committee considered the engagement of Cohen in connection with the resignation of the Funds’ former independent registered accounting firm on May 21, 2020.

(ii) 2600 Letter

(b) The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEGALL BRYANT & HAMILL TRUST

By (Signature and Title)*		/s/ Philip L. Hildebrandt
Philip L. Hildebrandt, President/Principal Executive Officer

Date	September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Philip L. Hildebrandt
Philip L. Hildebrandt, President/Principal Executive Officer

Date	September 8, 2020

By (Signature and Title)*		/s/ Jasper R. Frontz
Jasper R. Frontz, Treasurer/Principal Financial Officer

Date	September 8, 2020

*	Print the name and title of each signing officer under his or her signature.